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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7978
ING Mayflower Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 to October 31, 2009

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-l under the Act (17 CFR 270.30e-l):

Annual Report

October 31, 2009

Classes A, B, C, I, O, Q, R and W

Global Equity Funds

■  ING Global Equity Dividend Fund
■  ING Global Natural Resources Fund
■  ING Global Real Estate Fund
■  ING Global Value Choice Fund

International Equity Funds

■  ING Asia-Pacific Real Estate Fund
■  ING Emerging Countries Fund
■  ING European Real Estate Fund
■  ING Foreign Fund
■  ING Greater China Fund
■  ING Index Plus International Equity Fund
■  ING International Capital Appreciation Fund
■  ING International Real Estate Fund

■	ING International SmallCap Multi-Manager Fund
■  ING International Value Fund
■  ING International Value Choice Fund
■  ING Russia Fund

Global and International Fixed-Income Funds

■  ING Global Bond Fund

International Fund-of-Funds

■  ING Diversified International Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

October witnessed events reminiscent of times past for investors and baseball fans alike. The New York Yankees returned to the World Series after a six-year hiatus, and double-digit unemployment returned to the United States after a 26-year break. New Yorkers may have regarded the Yankees’ championship as a restoration of order to the world, but investors found little relief as unemployment rose to 10.2%.(1) Nevertheless, the economy did not collapse and the markets did not melt down. Although higher unemployment is not good news, most recognize that it represents a lagging effect of the recession, and as such is likely to persist even after the economy has swung into recovery.

On the other hand, fund investors seem still to be focusing more on safety than appreciation potential. Year-to-date, investors have moved large amounts out of money market funds. They have been adding significantly to bond funds, but disinvesting from stock funds.(2)

Volatile equity markets over the past year and a half have led many investors to seek refuge in fixed income investments, a move that may have made sense when the highest priority was to avoid losses. Despite October’s news, it seems like a good time to start thinking longer term again; this may be an opportunity for investors to rethink their balance between potential risk and potential return.

Of course, only you and your financial advisor can determine what is best for your particular situation, so we encourage you to discuss these points thoroughly with your advisor before taking any action in your portfolio.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer
ING Funds
November 6, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Source: The Employment Situation — October 2009, Bureau of Labor Statistics, U.S. Department of Labor.

(2)	Source: Investment Company Institute, Trends in Mutual Fund Investing, October 2009, http://www.ici.org/research/stats/trends/trends_10_09.com

Market Perspective:  Year Ended October 31, 2009

Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 18.5% in the second half of the fiscal year and 11.6% for the entire fiscal year ended October 31, 2009. (The MSCI World® Index returned 18.42% for the fiscal year ended October 31, 2009, measured in U.S. dollars.) By the end of September equities had rallied 54% from the March 9th low point, but in increasingly nervous conditions pulled back in October. In currencies, the dollar, perhaps the new funding currency for carry trades because of very low dollar interest rates, resumed a weakening trend, falling 10.7% against the euro in the second half of the fiscal year, 10.9% against the pound and 6.1% against the yen. For the entire fiscal year, dollar losses were 11.8%, 0.3% and 7.4% against the euro, pound and yen, respectively.

From its earliest days in mid-March, the resurgence of risky asset classes like equities encountered skeptics. It was based they said, not on good economic news but news that was merely less awful. Banks’ new-found earnings relied on extraordinarily low interest rates to depositors and “special” items. The U.S. government’s willingness to incur $1.75 trillion in additional debt to bail out banks, insurers, auto companies and people who bought housing beyond their means, while the Federal Reserve printed money to buy the debt and keep interest rates down, would have its day of inflationary reckoning.

But the believers would have none of it. Conditions don’t go from bad to good in one step, they said. The news has to get less bad first. The richest harvest must start with a few green shoots in an empty field. We heard about “green shoots” all spring.

However described, the news on which markets advanced was on balance improving, albeit weakly and erratically.

In housing, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities sank a record 19% year-over-year in January. But from there the declines moderated to 11.3% in the most recent report. The housing market became heavily influenced by an $8,000 government tax credit to first-time home buyers. But it would expire on November 30, 2009*, and while existing home sales were still surging as our fiscal year ended, new homes sales fell after three months of gain.

After a decline in first quarter gross domestic product (“GDP”) of 5.5% annualized, the contraction for the second quarter was just 0.7% annualized and after four straight falls, the first estimate of third quarter GDP growth was 3.5%.

A “Cash-for-Clunkers” program under which the U.S. government offered to subsidize the trade in of old vehicles for newer, more efficient models was vigorously taken up. Retail sales and industrial production were boosted. Auto companies re-opened production lines.

But so much of the outlook depended on jobs. The September employment report showed payroll cuts at little more than one third of the January level. But cuts spiked up again in the October report and the unemployment rate rose to a 26-year high 9.8% as of September 30, 2009. The average work week matched the lowest since records began in 1964. Wage growth remained insipid. Increasingly commentators asked what kind of real recovery could take place under these conditions and as the various government support programs expired.

In fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.61% for the second half of the fiscal year and 13.62% for the entire fiscal year. But within this figure the Barclays Capital U.S. Treasury Index(4) only gained 0.81% in the second half of the fiscal year and 6.33% for the entire fiscal year, as greater risk appetite was reinforced by concerns about massive government borrowing. Corporate investment grade bonds performed much better and high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(5), did best of all: up 27.72% in the second half of the fiscal year and 48.66% for the entire fiscal year.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(6) including dividends, returned 20.0% in the second half of the fiscal year and 9.8% for the entire fiscal year, led by financials and technology. Profits for S&P 500® companies suffered their eighth straight quarter of decline in the second quarter and by the end of September the price to earnings (“P/E”) ratio of the S&P 500® Index, based on operating earnings in the trailing four quarters, was the highest since the first half of 2002. Volatility picked up in October and when on October 30th it was announced that consumer spending had fallen with

Market Perspective:  Year Ended October 31, 2009

incomes flat, the market dropped more than 2%, leading to a monthly fall for the first month in eight.

In international markets, referring to MSCI indices in local currencies with net reinvested dividends, the MSCI Japan® Index(7) rose 7.2% in the second half of the fiscal year and 4.7% for the entire fiscal year, but weakened in the last two months. A rise in GDP of 2.3% annualized was due to net exports and government stimulus. Domestic demand was still in the doldrums and deflation had again taken hold at record levels. The MSCI Europe ex UK® Index(8) advanced 19.2% in the second half of the fiscal year and 11.8% for the entire fiscal year. After a drop in GDP of 2.5% in the first quarter, second quarter GDP barely fell and actually rose in France and Germany. Prices continued to fall slightly, and unemployment edged up to 9.6%. Banks were still not lending however: M3** growth reached a record low in September. Yet confidence measures, from investor to business to consumer, continued to advance. The MSCI UK® Index(9) rose 21.3% in the second half of the fiscal year and 20.9% for the entire fiscal year. GDP fell for the sixth consecutive quarter and stood 5.9% below the level one year earlier. Yet house prices were by all accounts edging back up again. Purchasing managers’ indices were in or near expansion territory. And in September, consumer confidence rose by the most since 1995.
* On November 5, 2009, Congress approved extending the deadline to April 30, 2010.

** M3 refers to the broadest measure of the available money supply.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(6) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(7) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(8) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(9) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Global Equity Dividend Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Nicolas Simar, Head of Value/High Dividend, Moudy El Khodr, Senior Investment Manager Equities, and Kris Hermie, CFA, Senior Investment Manager of ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 10.41%, including a return of capital of $0.02 per share, compared to the MSCI World Indexsm(1), which returned 18.42% for the same period.

Portfolio Specifics: Over the year, the recovery scenario, supported by substantial stimulus policies around the world, pushed the markets to higher levels. The problems in the financials sector started to ease as several steps were taken at different levels to help financials sector companies stabilize their balance sheets and support their liquidity needs. With the huge quantitative easing undertaken by many central banks, the economy jumped from recession to an expansionary mode during this period.

The Fund’s focus on dividends hurt performance during the year, as the market strongly favored troubled or distressed companies, which mostly no longer paid dividends. Security selection and sector allocation both detracted from results. The most significant detractors were security selection and underweights in the financial and information technology sectors. The greatest contributions to results came from security selection in the consumer discretionary and consumer staples sectors, though these effects were not enough to offset the detractors.

The losses among financials came from the underweight but also from our exposure. We were exposed to dividend paying financial companies that were less distressed than their peers. These stocks underperformed their sector as troubled companies had a brighter rally in light of the rescue plans and the recovery.

Current Strategy and Outlook: Our outlook for the Fund remains positive. We believe that, after the rally of the last several months, investors should pay more attention to the dividend theme in a market caught between a rock and a hard place. In our view, a potentially low-return environment would favor the resurgence of dividend investing. We believe the current stage in the style cycle is more favorable for dividend investing, as are the recovery and boom phases when earnings growth translates into dividend growth. We continue to look for individual stocks to exploit what we believe are any temporary undervaluations that may take place.

(1)	This MSCI World Indexsm is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2009
(as a percent of net assets)

Kraft Foods, Inc.	1.6%
AT&T, Inc.	1.6%
Chevron Corp.	1.6%
Coca-Cola Co.	1.5%
Pfizer, Inc.	1.5%
Royal Dutch Shell PLC	1.5%
Total SA	1.5%
Nintendo Co., Ltd.	1.5%
Vivendi	1.5%
ENI S.p.A.	1.4%

Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
			Since Inception		Since Inception		Since Inception		Since Inception	Since Inception		Since Inception
			of Class A		of Class B		of Class C		of Class I	of Class O		of Class W
	1 Year	5 Year	September 17, 2003		October 24, 2003		October 29, 2003		August 1, 2007	November 15, 2006		February 12, 2008

Including Sales Charge:
Class A(1)	4.00%	0.10%	4.28%		—		—		—	—		—
Class B(2)	4.60%	0.23%	—		4.10%		—		—	—		—
Class C(3)	8.63%	0.53%	—		—		3.89%		—			—
Class I	10.92%	—	—		—		—		(14.22)%	—		—
Class O	10.41%	—	—		—		—		—	(9.17)%		—
Class W	10.92%	—	—		—		—		—	—		(14.98)%
Excluding Sales Charge:
Class A	10.41%	1.30%	5.30%		—		—		—	—		—
Class B	9.60%	0.53%	—		4.10%		—		—	—		—
Class C	9.63%	0.53%			—		3.89%		—	—		—
Class I	10.92%	—	—		—		—		(14.22)%	—		—
Class O	10.41%	—			—		—		—	(9.17)%		—
Class W	10.92%	—	—		—		—		—	—		(14.98)%
MSCI World IndexSM(4)	18.42%	2.64%	5.27	%(5)	4.34	%(6)	4.34	%(6)	(12.37)%	(6.06	)%(7)	(12.76	)%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI World Indexsm is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance for the index is shown from October 1, 2003.

(6)	Since inception performance for the index is shown from November 1, 2003.

(7)	Since inception performance for the index is shown from November 1, 2006.

(8)	Since inception performance for the index is shown from February 1, 2008.

ING Global Natural Resources Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund (the “Fund”) seeks to attain long-term capital appreciation. The Fund is managed by David Powers and Christopher Corapi*, Portfolio Managers, both of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 24.38% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the Standard & Poor’s (“S&P”) North American Natural Resources Sector Index(2) which returned 9.80% and 22.75%, respectively, for the same period.

Portfolio Specifics: At the beginning of the reporting period, natural resources companies were declining along with the rest of the market due to concerns over falling commodity prices and overall global demand destruction. Since reaching a low on March 6, the equity market has significantly recovered, as policy moves from the Federal Reserve and U.S. Treasury renewed hopes of a global economic recovery. Better than expected earnings estimates and positive economic data further fueled upward momentum. This led to an even stronger recovery in natural resources equities, due to their cyclical nature and a rebound in commodity prices. Within energy, stocks with high sensitivity to commodity prices — such as drillers, coal, and equipment and storage companies — exhibited the strongest results. Within materials, precious metals, gold and diversified metals and mining were the best performing sub-sectors.

The Fund’s outperformance was due largely to its holdings within the materials sector. In particular, our holdings within gold, diversified metals and mining and aluminum aided results. Within diversified metals and mining, Rio Tinto PLC ADR and BHP Billiton Ltd. ADR were among the top performers. We continue to have an overweight position in the diversified metals and mining stocks as we believe they offer significant leverage to a recovering global economy. Within energy, our holdings within the oil and gas storage and transportation sub-sector helped relative returns. We also benefited from underweighting or not having exposure to some of the lackluster performers during this period including ConocoPhillips and Weatherford International, Inc.

Our small and mid cap positions within the exploration and production industry, including W&T Offshore, Inc. (“W&T Offshore”), Stone Energy Corp. (“Stone Energy”) and Cimarex Energy Co. (“Cimarex”), detracted from results during this period. These companies were plagued by rising costs and larger than expected reserve write-downs due to falling oil prices at the beginning of the year. As a result of deteriorating fundamentals, we decided to exit the Fund’s positions in W&T Offshore and Stone Energy. We continue to like Cimarex, for what we believe to be the upside potential of its reserve base due to a recent exploration of a Woodford Shale position. Finally, our underexposure to Teck Resources Ltd., a mid sized, lower quality diversified metal and mining company, also detracted from relative results during the period.

Current Strategy and Outlook: We continue to believe the long-term case for commodities remains intact; and believe it will be driven by industrialization and urbanization trends in emerging economies, and the need for infrastructure spending globally. We believe that, as the global economy gradually improves and growth resumes, demand for natural resources will continue to rebound. We expect finite supplies of resources to put further upward pressure on commodity prices, leading to solid return potential for this asset class going forward.

*	Effective February 27, 2009, Mr. Corapi replaced James Vail as a portfolio manager to the Fund.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)	The S&P North American Natural Resources Sector Index (formerly, the S&P GSSI Natural Resources Index) is an unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2009
(as a percent of net assets)

ExxonMobil Corp.	7.2%
Chevron Corp.	6.4%
ConocoPhillips	6.2%
Schlumberger, Ltd.	4.7%
EnCana Corp.	4.4%
Apache Corp.	4.3%
Canadian Natural Resources, Ltd.	3.3%
Devon Energy Corp.	3.1%
Barrick Gold Corp.	3.0%
National Oilwell Varco, Inc.	2.9%

Portfolio holdings are subject to change daily.

ING Global Natural Resources Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
				Since Inception	Since Inception
				of Class I	of Class W
	1 Year	5 Year	10 Year	August 1, 2007	February 12, 2008

Including Sales Charge:
Class A(1)	17.25%	8.56%	12.41%	—	—
Class I	25.10%	—	—	(6.01)%	—
Class W	24.84%	—	—	—	(11.18)%
Excluding Sales Charge:
Class A	24.38%	9.84%	13.07%	—	—
Class I	25.10%	—	—	(6.01)%	—
Class W	24.84%	—	—	—	(11.18)%
S&P 500® Index(2)	9.80%	0.33%	(0.95)%	(11.97)%	(12.95	)%(4)
S&P North American Natural Resources Sector Index(3)	22.75%	10.64%	8.85%	(7.82)%	(11.01	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Natural Resources Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)	The S&P North American Natural Resources Sector Index (formerly, the S&P GSSI Natural Resources Index) is an unmanaged index and a market-capitalization weighted index of stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors. Each sector index is a modified-capitalization weighted index, the constituents of which are selected according to objective screening criteria. The weight of a particular stock in each Sector Index is capped at a cap level determined on a sector-by-sector basis.

(4)	Since inception performance for index is shown from February 1, 2008.

ING Global Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer and Portfolio Manager, Steven D. Burton, Managing Director and Portfolio Manager and Joseph P. Smith, Managing Director and Portfolio Manager, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 17.37%, including a return of capital of $0.09 per share, compared to the Standard & Poor’s (“S&P”) Developed Property Index(1), which returned 22.11% for the same period.

Portfolio Specifics: The past twelve months has been a period of positive total returns for global real estate stocks, as improving capital market conditions and improving economic conditions have benefited investors. Governments and Central Banks responded quickly and aggressively to credit issues in the fourth quarter of 2008 and first quarter of 2009, providing access to significant capital support for financial institutions as well as interest rate cuts. The resulting impact is becoming evident via recent economic reports, including second quarter gross domestic product (“GDP”) data that surpassed expectations, which has led to positive revisions to future growth estimates and an acknowledgment that the recession, which impacted many of the world’s developed economies, may have ended. The Asia-Pacific property stocks fared the best over the past twelve months, followed by the European region and Americas.

Within the Asia-Pacific region, performance was driven by the strength of the Singapore and Hong Kong markets. Economic growth in Asia has been robust. China’s economic growth accelerated to an 8.9% rate year-on-year versus 6.1% and 7.9% during the first two quarters of 2009, respectively. Singapore revised its GDP growth forecast range for 2009 to −2.0% to −2.5% from the previous forecast range of −4% to −6%. The notable laggard in the region has been Japan, where property markets were up by a modest 9% during the past twelve months.

Within the European region, the return differential between countries has been quite substantial, ranging from a positive return posted by Austria, the best-performing market during the period, to a negative return posted by Spain, the poorest-performing market during the period. On whole, the countries which fared the best in the current environment were the countries in the Benelux region (the Benelux region is a union in Western Europe that comprises three neighboring countries — Belgium, the Netherlands, and Luxembourg) as well as Germany and France; the countries which fared the worst were in Southern, Central and Eastern Europe as well as the U.K.

Within the North American region, U.S. property stocks were flat during the period while Canadian property companies posted an increase.

While absolute returns were strong during the period, the Fund lagged its benchmark as the result of both stock selection and asset allocation decisions. Stock selection, which accounted for approximately half of the period’s underperformance, was mixed as positive stock selection in the Americas and the U.K. was more than offset by sub-par stock selection in the Asia-Pacific region, primarily in Japan, Australia and Singapore. Country allocation decisions hurt returns as an average underweight to the outperforming Asia-Pacific and European regions, along with an overweight to the underperforming Americas all detracted from relative performance.

Current Strategy and Outlook: The Fund continues to maintain a bias toward, what we believe are, high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies that we believe offer more transparency, strong balance sheets and good, experienced management teams.

We believe global property companies are generally fairly valued. We estimate the average global property company is trading in-line with our internal estimate of inherent private real estate market value. In our opinion, the rationale for a global listed property strategy remains very much intact, including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the real estate investment trust (“REIT”) structure globally. In our view, through an average 4% to 5% dividend yield, plus fundamentals which we believe are bottoming and access to the capital markets, global property stocks should be well-positioned to deliver modestly attractive total returns over the next several years.
(1) The S&P Developed Property Index (formerly, the S&P/Citigroup BMI World Property Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2009
(as a percent of net assets)

Simon Property Group, Inc.	5.2%
Sun Hung Kai Properties, Ltd.	4.9%
Unibail	4.3%
Westfield Group	4.2%
Cheung Kong Holdings, Ltd.	3.8%
Mitsui Fudosan Co., Ltd.	3.1%
Land Securities Group PLC	2.6%
Vornado Realty Trust	2.5%
Mitsubishi Estate Co., Ltd.	2.0%
Macerich Co.	1.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
			Since Inception		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
			of Class A		of Class B		of Class C		of Class I		of Class O		of Class W
	1 Year	5 Year	November 5, 2001		March 15, 2002		January 8, 2002		June 3, 2005		November 15, 2006		February 12, 2008

Including Sales Charge:
Class A(1)	10.59%	3.48%	10.36%		—		—		—		—		—
Class B(2)	11.39%	3.61%	—		9.29%		—		—		—		—
Class C(3)	15.40%	3.94%	—		—		9.53%		—		—		—
Class I	17.76%	—	—		—		—		2.42%		—		—
Class O	17.38%	—	—		—		—		—		(9.97)%		—
Class W	17.78%	—	—		—		—		—		—		(13.28)%
Excluding Sales Charge:
Class A	17.37%	4.71%	11.18%		—		—		—		—		—
Class B	16.39%	3.92%	—		9.29%		—		—		—		—
Class C	16.40%	3.94%	—		—		9.53%		—		—		—
Class I	17.76%	—	—		—		—		2.42%		—		—
Class O	17.38%	—	—		—		—		—		(9.97)%		—
Class W	17.78%	—	—		—		—		—		—		(13.28)%
S&P Developed Property Index(4)	22.11%	1.99%	8.94	%(5)	8.60	%(6)	8.40	%(7)	(0.30	)%(8)	(12.68	)%(9)	(18.38	)%(10)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P Developed Property Index (formerly, the S&P/Citigroup BMI World Property Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.
(5)	Since inception performance for index is shown from November 1, 2001.
(6)	Since inception performance for index is shown from March 1, 2002.
(7)	Since inception performance for index is shown from January 1, 2002.
(8)	Since inception performance for index is shown from June 1, 2005.
(9)	Since inception performance for index is shown from November 1, 2006.
(10)	Since inception performance for index is shown from February 1, 2008.

ING Global Value Choice Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Portfolio Manager of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 55.88% compared to the MSCI All Country World Indexsm(1) (“MSCI ACWI”) which returned 22.65% for the same period.

Portfolio Specifics: The Fund returned positive absolute returns during the twelve month period ended October 31, 2009, and outperformed its benchmark, the MSCI All Country World Indexsm.

Investors continued to gain confidence that the worst of the financial crisis had passed and consequently, bid up shares of financials companies, especially towards the end of the reporting period. The financial sector was the fourth-best performing sector in the benchmark for the annual period, but was the best contributor in third quarter of 2009. The Fund’s financial holdings contributed to performance, although it maintained an underweight position in the financials sector. Furthermore, our positions in consumer discretionary companies hurt relative returns, while our positions in the materials and energy sectors added most to relative performance, even though the materials sector was also the benchmark’s top performing sector for the period.

In the consumer staples sector, Marine Harvest was the Fund’s largest contributor to performance during the period. Marine Harvest is a fully integrated, Norwegian-based salmon fish farming company with a 25 percent global market share and operations in twenty countries. Strong share performance was due in part to tight salmon supply and robust demand, and has led to strong European salmon prices.

The Fund maintained its overweight position in the materials sector. Gold prices rose above the $1,000-an-ounce mark in the third quarter of 2009 amid investor concerns about inflation and the weakness of the dollar. Most gold companies in the Fund experienced share price appreciation as a result, and several positions were among the top contributors to performance during the reporting period.

The Fund’s worst detractor from performance during the period was consumer discretionary sector holding Sekisui House Ltd. The company undertakes design, execution, construction contracting and supervision of buildings or structures and manufacture, sale and purchase of construction materials. The company revised down its full year operating profit estimates in the third quarter due to weaker than expected housing statistics. In addition, worsening deflationary trends in Japan are causing concerns that the company may have to write down its inventory of property for redevelopment. There are also fears that the new government will introduce policies which could hurt future housing demand.

Current Strategy and Outlook: We believe that the markets will continue to be volatile as a recovery which is slower than past economic recoveries may no longer be greeted with enthusiasm. In this environment, investors are advised to protect their portfolio from the threat of a loss of purchasing power (driven by inflation). We continue to believe that all investors should maintain a meaningful allocation in hard assets, gold and global equities especially in light of low nominal returns (and negative real returns) on cash equivalents and sovereign bonds. We remain attracted to reserve-rich resource companies that are trading at below what we perceive to be their intrinsic value and select healthcare companies have recently become very attractive, particularly in the U.S. as the healthcare debate rages. We expect common stocks to be volatile and unsettling at times but should reward patient, long-term investors.

(1)	The MSCI ACWIsm is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2009
(as a percent of net assets)

Nippon Telegraph & Telephone Corp.	3.6%
Newmont Mining Corp.	3.3%
Barrick Gold Corp.	3.3%
Lihir Gold, Ltd.	3.2%
Sanofi-Aventis ADR	2.3%
Gabriel Resources, Ltd.	2.3%
Tyson Foods, Inc.	2.2%
Sekisui House, Ltd.	2.0%
Pfizer, Inc.	1.9%
Kao Corp.	1.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
				Since Inception		Since Inception
				of Class I		of Class W
	1 Year	5 Year	10 Year	September 6, 2006		June 1, 2009

Including Sales Charge:
Class A(1)	46.89%	9.46%	1.33%	—		—
Class B(2)	49.70%	9.71%	1.23%	—		—
Class C(3)	53.73%	9.99%	1.25%	—		—
Class I	56.38%	—	—	7.47%		—
Class Q	56.02%	10.98%	2.17%	—		—
Class W	—	—	—	—		9.16%
Excluding Sales Charge:
Class A	55.88%	10.75%	1.93%	—		—
Class B	54.70%	9.99%	1.23%	—		—
Class C	54.73%	9.99%	1.25%	—		—
Class I	56.38%	—	—	7.47%		—
Class Q	56.02%	10.98%	2.17%	—		—
Class W	—	—	—	—		9.16%
MSCI ACWISM*(4)	22.65%	3.73%	1.39%	(3.20	)%(5)	15.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

*	Prior to October 31, 2002, the index did not include the deduction of withholding taxes.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI ACWISM is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
(5)	Since inception performance for the index is shown from September 1, 2006.

Prior to April 24, 2006, the Fund was advised by a different sub-adviser.

ING Asia-Pacific Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA, both of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 29.71% compared to the Standard & Poor’s (“S&P”) Asia-Pacific Property Index(1) which returned 41.14% for the same period.

Portfolio Specifics: The past twelve months has been a period of positive total returns for Asia-Pacific real estate stocks, as improving capital market conditions and improving economic conditions have benefited investors. Governments and Central Banks responded quickly and aggressively to credit issues in the fourth quarter of 2008 and first quarter of 2009, providing access to significant capital support for financial institutions as well as interest rate cuts. The resulting impact is becoming evident via recent economic reports, including second quarter gross domestic product (“GDP”) data that surpassed expectations, which has led to positive revisions to future growth estimates and an acknowledgment that the recession, which impacted many of the world’s developed economies, may have ended.

Within the region, performance was driven by the strength of the Singapore and Hong Kong markets. Economic growth in Asia has been robust. China’s economic growth accelerated to an 8.9% rate year-on-year versus 6.1% and 7.9% during the first two quarters of 2009, respectively. Singapore revised its GDP growth forecast range for 2009 to −2.0% to −2.5% from the previous forecast range of −4% to −6%. The notable laggard in the region has been Japan, where property markets were up modestly during the past twelve months.

While absolute returns were strong during the period, the Fund lagged its benchmark primarily as the result of stock selection. Although stock selection decisions in Hong Kong were positive, the benefit was more than offset by the underperformance of Fund holdings in Japan, Australia and Singapore. Country allocation decisions hurt returns as an underweight to the outperforming Singapore market constituted the majority of the relative shortfall during the period, overshadowing the positive contributions of an overweight to the outperforming Hong Kong market as well as an underweight to the underperforming Japanese market.

Current Strategy and Outlook: The Fund continues to maintain a bias toward, what we believe are, high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies that we believe offer more transparency, strong balance sheets and good, experienced management teams.

We believe Asia-Pacific property companies generally remain fairly valued and many of the companies within the region trade at discounts to our internal estimate of inherent private real estate market value.

In our opinion the rationale for an Asia-Pacific listed property strategy remains very much intact, including the opportunity for diversification in the region, access to solid long-term underlying property fundamentals and the continued expansion of the real estate investment trust (“REIT”) structure throughout the region.

(1)	The S&P Asia-Pacific Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries in the Asia Pacific region, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2009
(as a percent of net assets)

Westfield Group	8.5%
Sun Hung Kai Properties, Ltd.	8.2%
Cheung Kong Holdings, Ltd.	7.0%
Mitsui Fudosan Co., Ltd.	6.5%
Mitsubishi Estate Co., Ltd.	6.2%
Sumitomo Realty & Development Co., Ltd.	3.0%
CapitaLand, Ltd.	2.8%
Stockland	2.8%
Hongkong Land Holdings, Ltd.	2.6%
Mirvac Group	2.2%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING Asia-Pacific Real Estate Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
		Since Inception
		of Class A, B, C, and I
	1 Year	November 1, 2007

Including Sales Charge:
Class A(1)	22.13%	(25.23)%
Class B(2)	23.60%	(25.12)%
Class C(3)	27.54%	(23.62)%
Class I	29.97%	(22.89)%
Excluding Sales Charge:
Class A	29.71%	(22.98)%
Class B	28.60%	(23.62)%
Class C	28.54%	(23.62)%
Class I	29.97%	(22.89)%
S&P Asia-Pacific Property Index(4)	41.14%	(22.24)%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Asia-Pacific Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.
(4)	The S&P Asia-Pacific Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries in the Asia Pacific region, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

ING Emerging Countries Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund (the “Fund”) seeks maximum long-term capital appreciation. The Fund is managed by Jan-Wim Derks, Michael Bootsma and Roberto Lampl, Portfolio Managers of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 52.02%, including a return of capital of $0.02 per share, compared to the MSCI Emerging Markets Indexsm(1) (“MSCI EM Indexsm”), which returned 64.13% for the same period.

Portfolio Specifics: The start of the reporting period almost coincided with the 2008 trough of the benchmark. As the fiscal year began, the markets already had corrected an unprecedented 60% in response to deteriorating global economic and financial conditions. An extremely pessimistic outlook regarding the global economy, and the troubling state of the financial sector in the United States and Europe, kept investors paralyzed. What followed was a four-month period of considerable volatility, which culminated in another market bottom in early March 2009.

At that point, the markets staged an unheard-of rally in response to globally coordinated stimulus measures, loose monetary policies and strong growth in China. The MSCI EM Indexsm doubled over the March-October 2009 period, and recovered the majority of last year’s losses. Emerging markets outperformed developed markets of the U.S., Europe and Japan by wide margins.

The Fund lagged the benchmark during the reporting period. Particularly in March, when the market rally started, the Fund was too defensively positioned in sectors with strong earnings visibility and steady cash flows, such as consumer staples, telecommunications and healthcare.

Investors became much more opportunity driven and started pushing up cyclical sectors like consumer discretionary, materials and information technology, sectors in which the Fund held underweight positions. These underweights, together with a significant cash position, were the main reasons why the Fund underperformed. However, the Fund reversed course quickly to move into more cyclical sectors; it also added exposure to more export-oriented countries in Asia that were expected to benefit in the early phases of an economic recovery. Stock selection also detracted from results for the reporting period.

In recent months, the Fund has focused on markets that tend to benefit from abundant global liquidity and an increase in risk appetite, for example, Hungary, Poland, Russia and Turkey.

Current Strategy and Outlook: From a country perspective, the Fund has a slightly offensive positioning, with overweights in markets that tend to benefit from a high level of risk appetite (Hungary, Poland, Russia and Turkey) and strong commodity prices (Brazil, Indonesia and India). The largest overweight country is China. Outstanding economic growth coupled with good earnings perspectives and a stable currency offer attractive upside potential. At a sector level, the biggest positive active positions are in consumer discretionary, energy and financials. The Fund is at its maximum allowed underweight of telecom services and utilities, two defensive sectors that we believe will stay behind in the current market environment.

In recent months, we have increased the Fund’s number of mid cap stocks, selecting companies that we believe will show above-average earnings growth compared to larger capitalization companies.

In our opinion, the emerging markets still have potential to outperform the developed markets. Four factors underpin our positive view. First, we believe the financial sector in emerging markets is much healthier than in developed markets; we believe this will help economic growth recover faster. Second, strong growth in China and India will keep upward pressure on commodity prices. This is supportive for emerging markets, which on balance are net commodity exporters. Third, global liquidity is abundant and interest rates are low, which is beneficial to higher yielding, risky asset classes like emerging markets. Fourth, on a forward earnings basis, emerging markets are still cheaper than developed markets.

(1)	The MSCI EM Indexsm is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2009
(as a percent of net assets)

Samsung Electronics Co., Ltd.	4.1%
Petroleo Brasileiro SA	3.6%
CIA Vale do Rio Doce	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.8%
Industrial and Commercial Bank of China, Ltd.	2.4%
OAO Rosneft Oil Co. GDR	2.4%
Turkiye Garanti Bankasi A/S	2.2%
CNOOC, Ltd.	2.2%
China Shenhua Energy Co., Ltd.	2.1%
iShares MSCI South Korea Index Fund	2.1%

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
				Since Inception		Since Inception
				of Class I		of Class W
	1 Year	5 Year	10 Year	December 21, 2005		February 12, 2008

Including Sales Charge:
Class A(1)	43.26%	4.75%	4.12%	—		—
Class B(2)	45.68%	4.86%	4.04%	—		—
Class C(3)	49.69%	5.18%	3.91%	—		—
Class I	52.74%	—	—	0.68%
Class Q	52.23%	6.15%	4.88%	—		—
Class W	52.70%	—	—	—		(17.99)%
Excluding Sales Charge:
Class A	52.02%	5.99%	4.74%	—		—
Class B	50.68%	5.19%	4.04%	—		—
Class C	50.69%	5.18%	3.91%	—		—
Class I	52.74%	—	—	0.68%		—
Class Q	52.23%	6.15%	4.88%	—		—
Class W	52.70%	—	—	—		(17.99)%
MSCI EM IndexSM*(4)	64.13%	16.78%	11.49%	9.49	%(5)	(7.17	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

*	Prior to October 31, 2001, the MSCI EM IndexSM did not include the deduction of withholding taxes.
(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance for index is shown from January 1, 2006.
(6)	Since inception performance for index is shown from February 1, 2008.
Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING European Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING European Real Estate Fund (the “Fund”) seeks to provide investors with high total return, consisting of capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 36.84% compared to the Standard & Poor’s Europe Property Index(1) (“S&P Europe Property Index”), which returned 33.46% for the same period.

Portfolio Specifics: The past twelve months has been a period of positive total returns for European real estate stocks, as improving capital market conditions and improving economic conditions have benefited investors. Governments and Central Banks responded quickly and aggressively to credit issues in the fourth quarter of 2008 and first quarter of 2009, providing access to significant capital support for financial institutions as well as interest rate cuts. The resulting impact is becoming evident via recent economic reports, including second quarter gross domestic product (“GDP”) data that surpassed expectations, which has led to positive revisions to future growth estimates and an acknowledgment that the recession, which impacted many of the world’s developed economies, may have ended.

Within the region, the return differential between countries has been quite substantial, ranging from a positive return posted by Austria, the best-performing market during the period, to a negative return posted by Spain, the poorest-performing market during the period. On whole, the countries which fared the best in the current environment were the countries in the Benelux region (the Benelux region is a union in Western Europe that comprises three neighboring countries — Belgium, the Netherlands, and Luxembourg) as well as Germany and France; the countries which fared the worst were in Southern, Central and Eastern Europe as well as the U.K.

In addition to strong absolute returns, the Fund outperformed the benchmark for the period by more than 300 basis points as the result of superior stock selection and most country allocation decisions. Stock selection contributed the majority of relative outperformance and was especially strong in the U.K., led by overweight positions to Safestore and Derwent London. Stock selection was also positive in the Netherlands, Switzerland, Germany and France during the period. Selective country allocation decisions added value through overweights to outperforming property markets in France and the Netherlands, along with underweights to underperforming property markets in Spain, Italy and Greece. An underweight to the outperforming Austrian market detracted from relative performance during the period.

Current Strategy and Outlook: The Fund continues to maintain a bias toward, what we believe are, high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies that we believe offer more transparency, strong balance sheets and good, experienced management teams.

We believe European property companies are generally fairly valued. We estimate that U.K. property companies now trade at a modest premium to our internal estimate of inherent private real estate market value, which we believe is warranted as the U.K. listed property companies own higher-quality properties, on average. On the Continent, we estimate that companies are trading at a slight discount to inherent real estate value.

In our opinion, the investment rationale for a European listed property strategy remains very much intact including diversification via low correlation to broad equities and bonds, attractive current yield, attractive valuations and the gradual spread of the real estate investment trust (“REIT”) structure to an increased number of countries.

(1)	The S&P Europe Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed European countries, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2009
(as a percent of net assets)

Unibail	19.2%
Land Securities Group PLC	9.2%
Corio NV	5.5%
British Land Co. PLC	4.5%
Hammerson PLC	4.4%
Swiss Prime Site AG	3.6%
Castellum AB	3.1%
Immoeast Immobilien Anlagen AG	3.0%
Gecina SA	2.8%
Mercialys	2.8%

Portfolio holdings are subject to change daily.

ING European Real Estate Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
		Since Inception
		of Class A, B, C, and I
	1 Year	November 1, 2007

Including Sales Charge:
Class A(1)	28.86%	(16.48)%
Class B(2)	30.71%	(16.28)%
Class C(3)	34.77%	(14.83)%
Class I	37.07%	(13.78)%
Excluding Sales Charge:
Class A	36.84%	(13.97)%
Class B	35.71%	(14.67)%
Class C	35.77%	(14.83)%
Class I	37.07%	(13.78)%
S&P Europe Property Index(4)	33.46%	(23.58)%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING European Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.
(4)	The S&P Europe Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed European countries, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

ING Foreign Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

United Kingdom	12.2%
Japan	11.0%
France	8.9%
Germany	7.7%
Australia	6.7%
Switzerland	6.7%
China	4.7%
Canada	4.3%
Russia	4.3%
Netherlands	3.9%
Italy	3.3%
Spain	3.2%
Countries between 1.6% – 2.7%(1)	11.8%
Countries less than 1.6%(2)	11.9%
Other Assets and Liabilities – Net*	(0.6)%
Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.
(1)	Includes five countries, which each represents 1.6% - 2.7% of net assets.
(2)	Includes twenty countries, which each represents less than 1.6% of net assets.

Portfolio holdings are subject to change daily.

ING Foreign Fund (the “Fund”) seeks long-term growth of capital. The Fund is managed by Rudolph-Riad Younes, CFA Managing Director and Head of International Equity and Richard Pell, Chief Investment and Chief Executive Officer, both of Artio Global Management LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 14.38% compared to the MSCI All Country World (ex-US) Indexsm(1) (“MSCI ACWI (ex-US)”), which returned 34.10% for the same period.

Portfolio Specifics: The twelve months ended October 31, 2009 marked a dramatic period of extremes for equity investors. After suffering severe market disruptions in the beginning of the period, an environment which initially centered on risk aversion quickly shifted toward risk taking amid massive stimulus programs by governments worldwide. The market’s abrupt move upward began in early March and was of a magnitude not witnessed in decades. It proved especially challenging to navigate through these historic inflection points within international equity markets.

During the reporting period, the Fund underperformed its benchmark. Our defensive positioning, which was initially supportive to relative results, led to the underperformance. In early March, negative sentiment previously targeted at banks and other areas quickly began to turn hopeful. A sudden, sharp move upward in financial companies, emerging markets and more cyclical industries led us to underperform given our underweight to and stock selection within many of these sectors as well as a focus on companies we deemed as having higher-quality balance sheets. As fundamentals improved, we reduced the defensive positioning between the Fund and the benchmark but the speed and extent that markets turned left a negative imprint on relative results.

The Fund’s underweight to Latin America (notably Brazil) and emerging Asia negatively impacted performance. Additionally, positions held in Central and Eastern European banks detracted from performance. An avoidance of developed market financial firms at the start of the reporting period also proved costly. Stock selection had a negative impact in most sectors, especially financials. On a positive note, stock selection within the materials sector, particularly in metals and mining holdings in Australia, Canada and the UK, contributed to results amid expectations that government stimulus efforts would lead to increased demand for raw materials. Finally, the position held in cash equivalents hurt returns.

Current Strategy and Outlook: We have transitioned the Fund to take advantage of sectors and companies which we believe may benefit from the dynamics unfolding in the New World versus Old World. This has led us to favor companies and countries linked to the commodity/materials sector amid continued stimulus spending in the emerging markets. We also favor industrial companies such as airports and seaports which we have long viewed as quasi-monopolies and the cement industry.

Headwinds which plagued the financial sector appear to have moderated partially as a result of efforts to increase the overall level of capital in the system. Our investments in the industry have generally been in larger companies across markets, affording us the opportunity to reposition quickly if necessary.

In the long-term, we see emerging Asia and Latin America closely linked to global imbalances (i.e. US overspending), which we believe creates market vulnerabilities. However, these regions’ cyclicality may support investments. In China, we increased the banking sector weighting to potentially benefit from a recovery of the local economy and attractive valuations. The Chinese government is taking steps to move from an export-oriented economy to a consumer-driven model, but this process is expected to take years.

(1)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2009
(as a percent of net assets)

iShares MSCI Taiwan Index Fund	2.2%
Rio Tinto, Ltd.	1.6%
Nestle SA	1.3%
HSBC Holdings PLC	1.3%
Komercni Banka A/S	1.2%
Rio Tinto PLC	1.2%
China Construction Bank	1.2%
Fraport AG Frankfurt Airport Services Worldwide	1.1%
Telefonica SA	1.1%
Toyota Motor Corp.	1.1%

Portfolio holdings are subject to change daily.

ING Foreign Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
			Since Inception	Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
			of Class A	of Class B		of Class C		of Class I		of Class Q		of Class W
	1 Year	5 Year	July 1, 2003	July 8, 2003		July 7, 2003		September 8, 2003		July 10, 2003		February 12, 2008

Including Sales Charge:
Class A(1)	7.82%	2.84%	6.01%	—		—		—		—		—
Class B(2)	8.42%	2.93%	—	5.73%		—		—		—		—
Class C(3)	12.43%	3.28%	—	—		5.79%		—		—		—
Class I	14.82%	4.42%	—	—		—		6.56%		—		—
Class Q	14.37%	4.11%	—	—		—		—		6.83%		—
Class W	14.79%	—	—	—		—		—		—		(17.92)%
Excluding Sales Charge:
Class A	14.38%	4.07%	7.00%	—		—		—		—		—
Class B	13.42%	3.28%	—	5.73%		—		—		—		—
Class C	13.43%	3.28%	—	—		5.79%		—		—		—
Class I	14.82%	4.42%	—	—		—		6.56%		—		—
Class Q	14.37%	4.11%	—	—		—		—		6.83%		—
Class W	14.79%	—	—	—		—		—		—		(17.92)%
MSCI ACWI (ex-US)(4)	34.10%	7.10%	11.06%	11.06	%(5)	11.06	%(5)	10.38	%(6)	11.06	%(5)	(11.20)	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance for the index is shown from July 1, 2003.
(6)	Since inception performance for the index is shown from September 1, 2003.
(7)	Since inception performance for the index is shown from February 1, 2008.

ING Greater China Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Hong Kong	39.3%
China	34.7%
Taiwan	27.0%
Other Assets and Liabilities – Net	(1.0)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Greater China Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Nick Toovey, CFA, Bratin Sanyal, Oscar Leung Kin Fai, CFA and Michael Hon Lung Chiu, CFA of ING Investment Management Asia/Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 67.10% compared to the MSCI All Countries Golden Dragon Index(1), which returned 66.85% for the same period.

Portfolio Specifics: China was the best performer during the Fund’s fiscal year, as the MSCI China® Index gained 82.2% in U.S.-dollar terms. The central government of China responded to the global credit crisis by actively promoting new bank lending to stimulate domestic credit demand. New loans extended reached 9.5 trillion renminbi ($1.4 trillion U.S.) for the year ended October 31. As a result, the economy recovered gradually with gross domestic product (“GDP”) growth of 8.9% year-over-year.

Industrial production in China also climbed significantly from 5.4% year-over-year growth in November 2008 to 16.1% in October 2009. Due to weak external demand, exports fell significantly, to (26.4)% year-over-year in May 2009, but recovered to (13.8)% year-over-year in October 2009. To divert growth from the export sector to domestic consumption, the Chinese government launched various subsidy policies from the autos sector to appliances. As a result, domestic retail sales grew 15.3% year-over-year in the first 10 months of 2009.

In the earlier part of the year, the Fund’s overweights in China and Hong Kong real estate benefited returns as property prices rebounded. Overweights in certain materials stocks also contributed to results. Stock selection in other higher beta sectors such as information technology and industrials also helped results as those sectors outperformed in the rising market.

The Fund’s positions in defensive sectors such as telecommunications services and utilities hurt results for the period. An overweight in telecommunications, combined with strongly negative stock selection, represented the most significant drag on performance. An underweight in utilities was a positive, but was offset by negative stock selection. The Fund’s underweight of consumer discretionary stocks also hurt results for the period.

The stocks that made the greatest contributions to return over the period were overweights in China Overseas Land and Investment Ltd. and Taiwan Fertilizer Co. Ltd. Overweights in Guangzhou R&F Properties Co. Ltd. and Agile Property Holdings Ltd., helped as the Chinese property sector rebounded strongly in the first half of the year. Overweights in Taiwan Cement Corp. and Far Eastern New Century Corp. also helped as the materials sector benefited from global economic stimulus.

The most significant detractors from results were underweights in MediaTek, Inc. (information technology) and Hutchison Whampoa Ltd. (industrials). Other detractors included underweights of China Unicom (Hong Kong) Ltd. (telecommunications services), Cathay Financial Holding Co. Ltd. (financials) and Taiwan Semiconductor Manufacturing Co. Ltd. (information technology).

Current Strategy and Outlook: In our opinion, the macroeconomic recovery in China is picking up steam. Despite market concerns, we believe bank lending and money supply data continue to show strong support for liquidity conditions. Thanks to its strong fiscal position and healthy household sector, we believe China’s economic outlook and stock market potential are still superior to the rest of the world. On the negative side, inflation could accelerate, which could lead to tightening measures such as increased reserve ratios or interest rate hikes.

Nevertheless, we believe the valuations of Chinese stocks are still not excessive and the strong fundamentals warrant a premium to other developed markets. In Taiwan, the political situation should continue to improve with both sides of the strait taking a more pragmatic view on promoting economic growth in Taiwan. We believe the longer-term outlook of the Taiwan asset play remains positive with such improvement in the political situation.

(1)	The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2009
(as a percent of net assets)

China Mobile, Ltd.	7.0%
China Construction Bank	5.3%
Industrial and Commercial Bank of China, Ltd.	5.2%
Wharf Holdings, Ltd.	3.5%
China Life Insurance Co., Ltd.	3.4%
Cheung Kong Holdings, Ltd.	3.4%
PetroChina Co., Ltd.	3.3%
Bank of China, Ltd.	3.1%
China Petroleum & Chemical Corp.	2.9%
HongKong Electric Holdings	2.7%

Portfolio holdings are subject to change daily.

ING Greater China Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I		of Class O
	1 Year	December 21, 2005		January 6, 2006		January 11, 2006		May 8, 2006		June 4, 2008

Including Sales Charge:
Class A(1)	57.55%	13.61%		—		—		—		—
Class B(2)	60.73%	—		12.38%		—		—		—
Class C(3)	64.77%	—		—		12.81%		—		—
Class I	67.79%	—		—		—		9.43%		—
Class O	66.79%	—		—		—		—		(5.92)%
Excluding Sales Charge:
Class A	67.10%	15.37%		—		—		—		—
Class B	65.73%	—		12.94%		—		—		—
Class C	65.77%	—		—		12.81%		—		—
Class I	67.79%	—		—		—		9.43%		—
Class O	66.79%	—		—		—		—		(5.92)%
MSCI All Countries Golden Dragon Index(4)	66.85%	11.69	%(5)	11.69	%(5)	11.69	%(5)	8.05	%(6)	(8.86	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Greater China Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.
(5)	Since inception performance for the index is shown from January 1, 2006.
(6)	Since inception performance for the index is shown from May 1, 2006.
(7)	Since inception performance for the index is shown from June 1, 2008.

ING Index Plus International Equity Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Japan	21.2%
United Kingdom	18.1%
Australia	8.8%
France	8.6%
Switzerland	8.2%
Germany	7.6%
Spain	5.6%
Sweden	4.4%
Netherlands	4.3%
Italy	3.0%
Hong Kong	2.4%
Belgium	1.4%
Countries less than 1.4%(1)	6.6%
Other Assets and Liabilities – Net	(0.2)%
Net Assets	100.0%

(1)	Includes ten countries, which each represents less than 1.4% of net assets.

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (the “Fund”) seeks to outperform the total return performance of the MSCI Europe, Australasia and Far East® Index(1) (“MSCI EAFE® Index”) while maintaining a market level of risk. The Fund is managed by Carl Ghielen, Portfolio Manager and Martin Jansen, Portfolio Manager, both of ING Investment Management Advisors B.V. — the Sub Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 27.40% compared to the MSCI EAFE® Index, which returned 27.71% for the same period.

Portfolio Specifics: The Fund’s strategy is designed to add value to the MSCI EAFE® Index through bottom-up security selection on the basis of customized sector models while maintaining approximate benchmark weights of regions/countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the portfolio (between 280 and 380). As a first step, the best ranked 200 stocks are selected for inclusion across countries, sectors and industries. To ensure that appropriate index weights and an index-like profile are maintained, an additional 80-180 of the next most attractive securities are added. The Fund is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

The predictive power of the quantitative models in exceptionally volatile and turbulent markets proved modestly problematic in the period through March, but our models were effective in the remainder of the reporting period in tandem with strongly recovering markets. For the reporting period as a whole, valuation factors were effective, especially after March, while business momentum and quality factors were caught on a wrong footing after the major trough in March.

On a net-asset-value basis, the Fund underperformed its benchmark for the fiscal year ended October 31, 2009. Before deducting fees, however, the Fund’s positive performance was largely due to stock selection in Europe, and to a lesser extent developed Asia ex-Japan and Japan. Modest value and small capitalization tilts constituted a headwind in the first half of the reporting year, but were appropriate in the recovery phase. By design, the Fund’s sector and region weights approximate that of the benchmark and accordingly did not add value relative to the benchmark.

The efficacy of the individual factors included in each of the regional sector models for a particular reporting period substantially determines the stock selection result in each sector. For this reporting period, our positioning in the materials had the largest positive impact, due largely to valuation factors in the sector model. In financials, the percentile/best factor (valuation) added value. Positioning in the industrials, consumer discretionary and consumer staples sectors also proved beneficial. A detraction from the healthcare sector was due to the poor predictive power of the earnings growth and price reversion factors for that sector.

Current Strategy and Outlook: By design, the Fund maintains approximate benchmark weights of the regions, economic sectors, and industries constituting the MSCI EAFE® Index and is expected to track the benchmark relatively closely. Stock selection flows from the in-sector/industry ranking models. Portfolio construction and risk control are utilized to ensure the characteristics of the Fund stay within an acceptable band around the benchmark. Our most attractive ranking stocks may have overweights of up to half a percentage point above their weightings in the index; for risk control purposes the maximum allowable underweight per security is half a percentage point below its weighting in the index. Within this context, the Fund currently has a modest tilt towards lower valuation and smaller capitalization stocks and has a resultant modest focus on stocks linked primarily to local economies and a recovery of the developed economies. The current portfolio of stocks has historically generated earnings growth slightly exceeding that of the index, carries a dividend yield similar to the index, has an equivalent return on equity, but has less leverage than the index.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2009
(as a percent of net assets)

HSBC Holdings PLC	2.0%
Total SA	1.7%
BP PLC	1.5%
Banco Santander SA	1.5%
Telefonica SA	1.4%
Roche Holding AG – Genusschein	1.4%
BHP Billiton, Ltd.	1.4%
Novartis AG	1.3%
Nestle SA	1.3%
Royal Dutch Shell PLC – Class B	1.2%

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
		Since Inception		Since Inception		Since Inception
		of Class A and I		of Class B and C		of Class O
	1 Year	December 21, 2005		January 12, 2006		November 9, 2007

Including Sales Charge:
Class A(1)	20.03%	(3.03)%		—		—
Class B(2)	21.41%	—		(3.81)%		—
Class C(3)	25.45%	—		(3.22)%		—
Class I	27.81%	(0.97)%		—		—
Class O	27.60%	—		—		(16.52)%
Excluding Sales Charge:
Class A	27.40%	(1.53)%		—		—
Class B	26.41%	—		(3.16)%		—
Class C	26.45%	—		(3.22)%		—
Class I	27.81%	(0.97)%		—		—
Class O	27.60%	—		—		(16.52)%
MSCI EAFE® Index(4)	27.71%	0.33	%(5)	0.33	%(5)	(17.44	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus International Equity Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance for the index is shown from January 1, 2006.

(6)	Since inception performance for the index is shown from November 1, 2007.

ING International Capital Appreciation Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund (the “Fund”) seeks capital appreciation. The Fund is managed by a team of investment professionals led by Thomas R.H. Tibbles, CFA, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan of Hansberger Global Investors, Inc. (“HGI”) — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 37.80%, including a return of capital of $0.01 per share, compared to the MSCI All Country World (ex-US) Indexsm(1) (“MSCI ACWI (ex-US) Indexsm”), which returned 34.10% for the same period.

Portfolio Specifics: The Fund outperformed the benchmark during the year ended October 31, 2009 as volatility declined from the levels seen during the fourth quarter of 2008 and investors returned to equities. The majority of the Fund’s outperformance was driven by security selection reflective of the fundamental bottom-up strategy used by the Sub-Adviser.

According to attribution, the information technology, industrials and materials sectors were the largest contributors to performance over the past year, due primarily to positive security selection. Within the information technology sector, Tencent Holdings Ltd. and Autonomy Corp. PLC were the largest contributors to relative performance. Within the industrials sector, global wind power giant, Vestas Wind Systems A/S was the largest contributor followed by Japanese battery maker and diesel particulate filter manufacturer NGK Insulators Ltd. China Communications Construction Co., Ltd. also contributed to performance as China’s large stimulus spend impacted the company positively. Vedanta Resources PLC, a UK mining company with exposure to Indian economic growth was a large contributor in the materials sector as global expectations of an economic recovery took hold. The consumer discretionary, consumer staples and healthcare sectors were the only sectors to detract from performance during the past year.

Attribution indicates that from a regional perspective, Europe, Emerging Markets and Pacific ex-Japan were the largest contributors to relative performance, primarily due to security selection. Japan also contributed to relative performance due to an underweight position relative to the benchmark. Millicom International Cellular SA, Prudential PLC and Telefonica SA were among the stronger European performers in the Fund over the past year. Emerging Markets posted strong returns over the year driven by Chinese property company Agile Property Holdings Ltd., Brazilian oil company Petroleo Brasileiro SA ADR and Brazilian mining company, Vale SA ADR.

Current Strategy and Outlook: Economically, we believe the stimulus is kicking in and we’ve continued to see some stabilization in developed economies in 2009. Many countries are now starting to think about their exit strategies in terms of stimulus plans. We believe that emerging markets should continue to be the engine of growth. We are optimistic about China and the growth opportunities there from infrastructure spending and government stimulus. India is also growing faster than the developed world, but it is more of a domestic growth story. Commodity-related emerging economies may have a bit of a time lag in terms of growth, as the demand for energy and commodities in emerging markets may not be enough to offset the decline in demand from developed economies. In our opinion, demand appears to be rising, but it is still fairly muted at this point and risks remain that growth expectations will not be met.

We continue to actively pursue a disciplined, consistent approach that seeks to select stocks from, what we believe are, high quality companies with strong secular growth profiles and compelling competitive advantages. We believe the Fund is well positioned to capitalize on good growth opportunities over the coming year.

(1)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2009
(as a percent of net assets)

Vedanta Resources PLC	2.5%
Autonomy Corp. PLC	2.2%
Tencent Holdings, Ltd.	2.2%
Cameco Corp.	2.1%
Electricite de France	2.0%
Vale SA ADR	2.0%
Prudential PLC	1.9%
Rio Tinto, Ltd.	1.9%
Telefonica SA	1.9%
Iliad SA	1.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A and I		of Class B		of Class C		of Class Q
	1 Year	December 21, 2005		January 9, 2006		January 24, 2006		August 7, 2009

Including Sales Charge:
Class A(1)	29.85%	(1.67)%		—		—		—
Class B(2)	31.68%	—		(2.71)%		—		—
Class C(3)	35.38%	—		—		(1.70)%		—
Class I	38.21%	0.18%		—		—		—
Class Q	—	—		—		—		5.12%
Excluding Sales Charge:
Class A	37.80%	(0.15)%		—		—		—
Class B	36.68%	—		(1.99)%		—		—
Class C	36.38%	—		—		(1.70)%		—
Class I	38.21%	0.18%		—		—		—
Class Q	—	—		—		—		5.12%
MSCI ACWI (ex-US)SM(4)	34.10%	2.12	%(5)	2.12	%(5)	0.35	%(6)	7.68	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Capital Appreciation Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI ACWI (ex-US) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance for the index is shown from January 1, 2006.
(6)	Since inception performance for the index is shown from February 1, 2006.
(7)	Since inception performance for the index is shown from August 1, 2009.

ING International Real Estate Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Real Estate Fund (the “Fund”) seeks to provide investors with high total return. The Fund is managed by T. Ritson Ferguson, Chief Investment Officer, CFA and Steven D. Burton, Managing Director, CFA of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 25.77% compared to the Standard & Poor’s (“S&P”) Developed ex-US Property Index(1) which returned 38.93% for the same period.

Portfolio Specifics: The past twelve months have been a period of positive total returns for international real estate stocks, as improving capital market conditions and improving economic conditions have benefited investors. Governments and Central Banks responded quickly and aggressively to credit issues in the fourth quarter of 2008 and first quarter of 2009, providing access to significant capital support for financial institutions as well as interest rate cuts. The resulting impact is becoming evident via recent economic reports, including second quarter gross domestic product (“GDP”) data that surpassed expectations, which has led to positive revisions to future growth estimates an acknowledgment that the recession, which impacted many of the world’s developed economies, may have ended. The Asia-Pacific property stocks fared the best over the past twelve months, followed by the European region.

Within the Asia-Pacific region, performance was driven by the strength of the Singapore and Hong Kong markets. Economic growth in Asia has been robust. China’s economic growth accelerated to an 8.9% rate year-on-year versus 6.1% and 7.9% during the first two quarters of 2009, respectively. Singapore revised its GDP growth forecast range for 2009 to -2.0% to -2.5% from the previous forecast range of -4% to -6%. The notable laggard in the region has been Japan, where property markets were up modestly during the past twelve months.

Within the European region, the return differential between countries has been quite substantial, ranging from a positive return posted by Austria, the best-performing market during the period, to a negative return posted by Spain, the poorest-performing market during the period. On whole, the countries which fared the best in the current environment were the countries in the Benelux region (the Benelux region is a union in Western Europe that comprises three neighboring countries — Belgium, the Netherlands, and Luxembourg) as well as Germany and France; the countries which fared the worst were in Southern, Central and Eastern Europe as well as the U.K.

While absolute returns were strong during the period, the Fund lagged its benchmark as the result of both stock selection and asset allocation decisions. Stock selection, which accounted for two-thirds of the period’s underperformance, was somewhat mixed as positive stock selection in Brazil and the U.K. was more than offset by sub-par stock selection in the Asia-Pacific region, primarily in Japan, Singapore, Australia and Hong Kong. Country allocation decisions hurt returns as an average underweight to the outperforming Asia-Pacific more than offset the slightly positive contribution of favorable country selection in Europe.

Current Strategy and Outlook: The Fund continues to maintain a bias toward, what we believe are, high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies that we believe offer more transparency, strong balance sheets and good, experienced management teams.

We believe international property companies are generally fairly valued. We estimate the average international property company trades at a modest discount to our internal estimate of inherent private real estate market value. In our opinion, the rationale for an international listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the real estate investment trust (“REIT”) structure globally. In our view, through an average 3% to 4% dividend yield plus, fundamentals which are bottoming and access to the capital markets, international property stocks should be well-positioned to deliver modestly attractive total returns over the next several years.

(1)	The S&P Developed ex-US Property Index is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2009
(as a percent of net assets)

Sun Hung Kai Properties, Ltd.	7.0%
Westfield Group	6.3%
Unibail	6.2%
Cheung Kong Holdings, Ltd.	5.5%
Mitsui Fudosan Co., Ltd.	4.3%
Mitsubishi Estate Co., Ltd.	3.6%
Land Securities Group PLC	3.5%
Sumitomo Realty & Development Co., Ltd.	2.7%
Stockland	2.5%
British Land Co. PLC	2.0%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING International Real Estate Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
		Since Inception		Since Inception
		of Class A, B, C and I		of Class W
	1 Year	February 28, 2006		February 12, 2008

Including Sales Charge:
Class A(1)	18.56%	(3.27)%		—
Class B(2)	19.82%	(3.16)%		—
Class C(3)	23.76%	(2.45)%		—
Class I	26.12%	(1.40)%		—
Class W	26.61%	—		(13.89)%
Excluding Sales Charge:
Class A	25.77%	(1.70)%		—
Class B	24.82%	(2.42)%		—
Class C	24.76%	(2.45)%		—
Class I	26.12%	(1.40)%		—
Class W	26.61%	—		(13.89)%
S&P Developed ex-US Property Index(4)	38.93%	(3.07	)%(5)	(16.89	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P Developed ex-US Property Index (formerly, the S&P/Citigroup BMI World Property ex-US Index) is an unmanaged float-adjusted index which defines and measure the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.
(5)	Since inception performance of the index is shown from March 1, 2006.
(6)	Since inception performance of the index is shown from February 1, 2008.

ING International SmallCap Multi-Manager Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund’s assets are managed by three sub-advisers — Acadian Asset Management LLC (“Acadian”), Batterymarch Financial Management, Inc. (“Batterymarch”) and Schroder Investment Management North America Inc. (“Schroders”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: John R. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer, Matthew J. Cohen, CFA, Senior Vice President, Constantine P. Papageorgiou, CFA, Vice President, Brian K. Wolahan, CFA, and Qi R. Zeng, CFA, Senior Vice President, all Portfolio Managers of Acadian*; Charles F. Lovejoy, CFA, Director and Senior Portfolio Manager, Christopher W. Floyd, CFA, Portfolio Manager and Adam J. Petryk, Senior Director and Global Investment Strategist of Batterymarch; Matthew Dobbs, Portfolio Manager of Schroders.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 42.73% compared to the Standard & Poor’s (“S&P”) Developed ex-US SmallCap Index(1) and the S&P Euro-Pacific Asia Composite (“EPAC”) SmallCap Index(2), which returned 44.31% and 43.11%, respectively, for the same period.

Portfolio Specifics: Acadian Sleeve(3) — During the period, the fund was focused on attractively valued small-cap stocks that appeared likely to rise in price based on earnings data, price characteristics and quality. For the year ended October 31, 2009, the fund outperformed the S&P Developed ex-US SmallCap Index by approximately 9.50%(4). Value added was largely the result of country allocations, with active stock selection also contributing modestly. Key drivers of positive active returns were a combination of stock- and country-level performance in Singapore and China, the active allocations to India, Taiwan and Turkey, and stock selection in Germany. Less successful investments included a combination of stock selection and market positioning in Australia and Japan, as well as stock selection in Canada. Batterymarch Sleeve(3) — The fund underperformed the S&P Developed ex-US SmallCap Index by approximately 15.80%(4) for the period. Our investment process is based on broad fundamentals, and for much of this period (after the market bounce in March) only value was rewarded regardless of other fundamental characteristics. The best performing stocks were of lower quality, lower growth and higher leverage, and did not rank well in our process. Stock selection detracted most in the consumer discretionary and information technology sectors within continental Europe and Japan. Schroders Sleeve(3) — Over the fiscal year international smallcap equities staged a dramatic recovery and outperformed larger cap stocks in all the major regions. Pacific ex Japan offered the best absolute returns, while in sector terms, the key out-performers have been more cyclical areas such as consumer discretionary, financials and technology, while consumer staples and utilities have lagged. In line with our investment philosophy, our focus remained upon identifying under-valued smaller companies offering scope for superior and visible growth. This philosophy yielded good relative returns over the period as a whole, with stock selection the main contributor to the fund’s excess returns of approximately 5.60%(4) versus the S&P EPAC SmallCap Index. Stock selection has added value in all the major regions, and while cash holdings have held back returns in a period of rising markets, the overweight in Pacific ex Japan has contributed to relative performance.

Current Strategy and Outlook: Acadian Sleeve(3) — We expect continued elevated market volatility over the next year and some moderation of recent gains, but with an overall market trajectory that will be positive. In our opinion, investors will move away from lower quality stocks as market conditions stabilize. We believe there are many areas of attractive valuation across global markets, and earnings are likely to continue to improve as the global economy recovers. We are seeing greater dispersion in terms of how companies rank on our various stock factors, which we believe should provide a fertile ground for active management over the coming months. Batterymarch Sleeve(3) — Investors are attempting to reconcile signs of economic improvement with the problems that persist, such as continuing unemployment. However, the value spread has narrowed, removing fuel for a continued value run, and as economic uncertainty decreases, we believe analyst estimate dispersion looks poised to decline. In our opinion, both bode well for a more balanced and broadened market going forward The fund remains well diversified, invested in what we believe are high quality stocks that rank attractively relative to peers. As of October 31, 2009, the fund remained attractively valued versus the benchmark, with a lower 12 month forward price to earnings ratio (11.6x vs. 13.5x) and a higher return on equity (13.5% vs. 9.8% blend of 1 year and 5 year average). Schroders Sleeve(3) — In terms of strategy over the year, we retained an overweight stance in Pacific ex Japan, due to what we consider attractive growth prospects and stock opportunities. We remained cautious on Japan, but added to exposure through more defensive stocks which we believed had begun to offer long-term value. The fund has remained underweight in the United Kingdom reflecting our continued concerns over the headwinds to domestic demand. We believe some of these issues confront areas of continental Europe and we remain underweight in sectors such as financials and consumer cyclicals both in the United Kingdom and in continental Europe.

*	Mr. Papageorgiou, Mr. Wolaham and Ms. Zeng were added as portfolio managers to the Acadian managed portion of the Fund in February 2009.

(1)	The S&P Developed ex-US SmallCap Index is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

(2)	The S&P EPAC SmallCap Index is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.

(3)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International SmallCap Multi-Manager Fund.

(4)	Gross performance includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2009
(as a percent of net assets)

MTU Aero Engines Holding AG	1.2%
CGI Group, Inc. – Class A	0.8%
Rallye SA	0.8%
Alimentation Couche-Tard, Inc.	0.8%
Valora Holding AG	0.7%
Virgin Media, Inc.	0.7%
Beijing Enterprises Water Group, Ltd.	0.6%
Schweizerhall Holding AG	0.6%
Bilfinger Berger AG	0.6%
NCC AB	0.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING International SmallCap Multi-Manager Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
				Since Inception		Since Inception		Since Inception
				of Class I		of Class O		of Class W
	1 Year	5 Year	10 Year	December 21, 2005		June 4, 2008		February 12, 2008

Including Sales Charge:
Class A(1)	34.51%	4.44%	3.40%	—		—		—
Class B(2)	36.60%	4.64%	3.36%	—		—		—
Class C(3)	40.80%	5.00%	3.36%	—		—		—
Class I	43.57%	—	—	(1.06)%		—		—
Class O	43.07%	—	—	—		(23.29)%		—
Class Q	43.13%	5.90%	4.26%	—		—		—
Class W	43.54%	—	—	—		—		(14.79)%
Excluding Sales Charge:
Class A	42.73%	5.69%	4.01%	—		—		—
Class B	41.60%	4.98%	3.36%	—		—		—
Class C	41.80%	5.00%	3.36%	—		—		—
Class I	43.57%	—	—	(1.06)%		—		—
Class O	43.07%	—	—	—		(23.29)%		—
Class Q	43.13%	5.90%	4.26%	—		—		—
Class W	43.54%	—	—	—		—		(14.79)%
S&P Developed ex-US SmallCap Index(4)	44.31%	7.18%	6.71%	0.65	%(6)	(17.91	)%(7)	(10.76	)%(8)
S&P EPAC SmallCap Index(5)	43.11%	7.25%	6.44%	0.70	%(6)	(17.56	)%(7)	(10.38	)%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Multi-Manager Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charge.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P Developed ex-US SmallCap Index (formerly, the S&P/Citigroup EMI World ex-US Index) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.
(5)	The S&P EPAC SmallCap Index (formerly, the S&P/Citigroup EMI EPAC Index) is an unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US $100 million or greater and a minimum annual trading liquidity of US $50 million.
(6)	Since inception performance for the indices is shown from January 1, 2006.
(7)	Since inception performance for the indices is shown from June 1, 2008.
(8)	Since inception performance for the indices is shown from February 1, 2008.
Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING International Value Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Brandes Investment Partners, L.P. (“Brandes”) and ING Investment Management Co. (“ING IM”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following people are responsible for the day-to-day operations of the Fund: Glenn R. Carlson, CFA, Chief Executive Officer, Brent V. Woods, CFA, Managing Director — Investments, Amelia Maccoun Morris, CFA, Director — Investments, W. James Brown, CFA, Director — Investments, Keith Colestock, CFA, Director — Investments, Brent Fredberg, Senior Analyst and Jeffrey Germain, Analyst, comprise the voting members of Brandes’ Large Cap Investment Committee*; Philip Schwartz, John Pairaktaridis and Joseph Vultaggio are the Portfolio Managers for ING IM.

Performance: For year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.74% compared to the MSCI Europe, Australasia and Far East® Index (“MSCI EAFE® Index”)(1), which returned 27.71% for the same period.

Portfolio Specifics:  Brandes Sleeve(2) - While the fund advanced during the 12-month period, returns trailed the MSCI EAFE® Index by approximately 6.00%(3). Weak relative returns from individual holdings in the commercial banks industry had the greatest negative effect on performance during the period. Conversely, the Fund’s overweight (relative to the benchmark) in the diversified telecommunication services industry proved the greatest benefit to overall results during the period. From a country perspective, on an absolute and relative basis, the fund’s stock selection and allocation in Japan weakened returns, while stock selection in the United Kingdom made the greatest positive contributions to performance during the period. In addition, the fund’s overweight and stock selection in emerging markets made positive contributions to absolute and relative performance. IIM Sleeve(2) — The fund underperformed its benchmark by approximately 10.90%(3) due to a combination of weak security selection and negative sector allocation. Weak selection was most acute in materials, consumer staples, telecommunication services and industrials. Selection within information technology coupled with selection in energy helped to mitigate the losses. From a regional standpoint, selection in Europe, mainly France and the United Kingdom, led to material losses. In contrast, the Fund’s exposure to non-benchmark emerging markets contributed to results and helped to offset the detraction from Europe. Bumi Resources Tbk PT, BMW AG and Deutsche Bank AG were among the top performing stocks during the reporting period. The worst detractors included AXA S.A., Xstrata PLC and Daiwa Securities Group Inc.

Current Strategy and Outlook:  Brandes Sleeve(2) — The fund’s industry exposure is a result of our focus on the fundamentals and valuations of individual companies, not any “industry allocation” decision. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors. As of October 31, 2009, the fund’s most substantial weights were in Japan and in the diversified telecommunication services industry. IIM Sleeve(2)- We remain positive on equities for the next 12 months, though our outlook is a bit less sanguine than a few months prior. We are more optimistic in the case of international equities, particularly those tied to the emerging markets. Downside risks remain however, as we believe benefits from both stimulus programs and the inventory cycle should peak in the near future. We have reduced our allocation to higher beta stocks, though we continue to have a modest active weight in both oil and gold.

*	Mr. Germain was added to the Brandes Large Cap Investment Committee on April 30, 2009.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	For purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING International Value Fund.

(3)	Gross performance includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2009
(as a percent of net assets)

Sony Corp.	2.7%
Sanofi-Aventis	2.7%
GlaxoSmithKline PLC	2.5%
Carrefour SA	2.3%
Deutsche Telekom AG	1.9%
Barclays PLC	1.6%
Portugal Telecom SGPS SA	1.6%
Seven & I Holdings Co., Ltd.	1.6%
Royal Dutch Shell PLC – Class A	1.5%
BP PLC ADR	1.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Value Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
				Since Inception		Since Inception		Since Inception
				of Class I		of Class Q		of Class W
	1 Year	5 Year	10 Year	June 18, 2001		January 24, 2000		July 20, 2009

Including Sales Charge:
Class A(1)	14.73%	3.01%	5.32%	—		—		—
Class B(2)	15.91%	3.27%	5.21%	—		—		—
Class C(3)	19.92%	3.53%	5.23%	—		—		—
Class I	22.23%	4.62%	—	6.09%		—		—
Class Q	22.21%	4.51%	—	—		4.99%		—
Class W	—	—	—	—		—		8.45%
Excluding Sales Charge:
Class A	21.74%	4.24%	5.95%	—		—		—
Class B	20.91%	3.51%	5.21%	—		—		—
Class C	20.92%	3.53%	5.23%	—		—		—
Class I	22.23%	4.62%	—	6.09%		—		—
Class Q	22.21%	4.51%	—	—		4.99%		—
Class W	—	—	—	—		—		8.45%
MSCI EAFE® Index(4)	27.71%	5.10%	2.05%	4.83	%(5)	1.53	%(6)	8.10	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the index indicated. The Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of the fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance for index is shown from July 1, 2001.
(6)	Since inception performance for index is shown from February 1, 2000.
(7)	Since inception performance for index is shown from August 1, 2009.

ING International Value Choice Fund
Portfolio Managers’ Report

Country Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING International Value Choice Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Peter Boardman and Alberto Jimenez Crespo, Portfolio Managers* of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 29.22% compared to the MSCI Europe, Australasia, Far East® Index(1) (“MSCI EAFE® Index”), which returned 27.71% for the same period.

Portfolio Specifics: The Fund was up for the year ended October 31, 2009 and fared better than the MSCI EAFE® Index for the same period. The period was marked by volatility and markets generally posted positive returns and closed at levels significantly higher than the lows reached during the period. As long term investors and stewards of client capital, we continue to focus on investing client assets in those areas where we find most opportunity and that we believe are likely to participate on the upside but also limit losses on the downside.

From both an absolute and relative perspective, the Fund benefited from its materials allocation and the holdings therein, which are comprised of a diverse range of industries operating in several different regions. Gold companies were the standout as their share prices rose as the price of gold moved higher and eventually crossed the psychologically significant $1,000 level. Anglogold Ashanti Ltd. ADR (“Anglogold”) of South Africa and Barrick Gold Corp. of Canada were top contributors to returns over the period; Anglogold further benefited from a strong South African rand, which added to U.S. dollar returns. Conversely, Stora Enso OYJ (Euro Denominated Security), the Finnish paper company, which was one of the Fund’s largest individual detractors, was sold out of the Fund during the period. The paper industry faces declining demand for paper products and pricing pressures that will impact their respective near term profitability objectives. Lonmin PLC, a British platinum company, also weighed on performance and was eliminated from the Fund, in favor of adding to our existing position in its competitor, Impala Platinum Holdings Ltd., which we believe presented a more favorable risk reward opportunity.

The U.S. dollar remains weak. The Fund was also aided by currency returns in both an absolute sense, as the dollar continued its decline during the period, as well as relative to the benchmark, where the Fund’s overweight in both South African rand and Canadian dollar contributed to additional gains versus the benchmark.

The financials sector, in which the Fund maintains a significant underweight relative to the benchmark, was the largest detractor from relative performance. As the markets rallied from their intra-period lows, European financials, including Societe Generale, generally benefited from improving profit margins. Our Japanese financials names did not have the tailwind of sharply higher profits. Takefuji Corp., a Japanese consumer loan provider, was the largest absolute detractor from returns and was eliminated from the Fund on credit concerns and news that company would have to continue to increase its provisions to cover higher than expected refund trend claims from past loans. Additionally, stock selection in technology contributed to overall outperformance for the period, while weaker stock selection in consumer staples weighed on relative returns.

Current Strategy and Outlook: We believe that the markets will continue to be volatile as a recovery which is slower than past economic recoveries may no longer be greeted with enthusiasm. In this environment, we believe investors are advised to protect their portfolio from the threat of a loss of purchasing power (driven by inflation). We continue to believe that all investors should maintain a meaningful allocation in hard assets, gold and global equities especially in light of low nominal returns (and negative real returns) on cash equivalents and sovereign bonds. We remain attracted to reserve-rich resource companies that are trading at below what we perceive to be their intrinsic value as well as consumer staples companies in Europe and select technology names. We expect common stocks to be volatile and unsettling at times but should reward patient, long-term investors.

*	Effective June 15, 2009, Mr. Boardman and Mr. Crespo replaced Paul Hechmer as portfolio managers to the Fund.

(1)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of October 31, 2009
(as a percent of net assets)

Barrick Gold Corp.	3.6%
Novartis AG	3.4%
SK Telecom Co., Ltd. ADR	3.1%
Sanofi-Aventis	2.9%
Mabuchi Motor Co., Ltd.	2.8%
Coca-Cola West Holdings Co., Ltd.	2.8%
Royal Dutch Shell PLC ADR – Class B	2.7%
Nippon Telegraph & Telephone Corp. ADR	2.7%
Dai Nippon Printing Co., Ltd.	2.7%
Kinross Gold Corp.	2.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I.

Portfolio holdings are subject to change daily.

ING International Value Choice Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
		Since Inception	Since Inception		Since Inception		Since Inception
		of Class A and B	of Class C		of Class I		of Class W
	1 Year	February 1, 2005	February 4, 2005		December 21, 2005		June 1, 2009

Including Sales Charge:
Class A(1)	21.81%	2.68%	—		—		—
Class B(2)	23.13%	2.81%	—		—		—
Class C(3)	27.19%	—	3.20%		—		—
Class I	29.58%	—	—		1.93%		—
Class W	—	—	—		—		5.45%
Excluding Sales Charge:
Class A	29.22%	3.97%	—		—		—
Class B	28.13%	3.17%	—		—		—
Class C	28.19%	—	3.20%		—		—
Class I	29.58%	—	—		1.93%		—
Class W	—	—	—		—		5.45%
MSCI EAFE® Index(4)	27.71%	2.93%	3.39	%(5)	0.33	%(6)	17.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
(5)	Since inception performance for index is shown from February 1, 2005.
(6)	Since inception performance for index is shown from January 1, 2006.

ING Russia Fund
Portfolio Managers’ Report

Industry Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Russia Fund (the “Fund”) seeks long-term capital appreciation through investment primarily in equity securities of Russian companies. The Fund is managed by Jan-Wim Derks and Angus Robertson, Portfolio Managers*, of ING Investment Management Advisors, B.V. — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 65.55% compared to the Russian Trading System (“RTS”) Index(1) and the MSCI Russia 10/40 Index(2),which returned 74.37% and 73.40%, respectively, for the same period.

Portfolio Specifics: Earlier this year Russian equities were priced for disaster, with many market participants expecting a collapse in the ruble and widespread corporate bankruptcies. As the global economic recovery has taken hold and markets have become unstuck, a number of global and local factors have worked together to push Russian equities up from their depressed levels. Historically low interest rates and large economic stimulus packages have created a global surge in liquidity. This has pushed risk appetite higher as investors seek out higher yielding assets. With the risk trade back on, those investors who had fled toward U.S. dollar assets during the crisis have moved the other way; this has weakened the dollar and supported risky assets such as commodities and emerging market currencies and equities. The Russian equity market, which is heavily reliant on commodities and perceived as a high-risk investment, has been benefiting from all these factors.

On top of the global environment, local factors that have played a role in the revaluation of Russian stocks include state support for various sectors, widespread corporate debt restructuring and falling interest rates made possible by decreasing inflationary pressures. In such an environment, the stocks that have performed the best have been those perceived as the most risky, among them a number of stocks that the market was previously pricing for bankruptcy.

The Fund has benefited from the recovery by holding a combination of large cap stocks, which have benefited from global money flowing into the Russian market; and smaller, riskier companies that had too much risk priced in. In terms of relative performance the Fund has benefited from its overweight in the small and mid cap space while it has suffered due to the underweight in the financials sector — Russian bank stocks were benefiting from global inflows while the Fund managers were not yet comfortable with the underlying fundamentals and maintained an underweight position in the sector.

The Fund’s best relative performance contributors at the stock level were LSR Group, Bank of St Petersburg, TMK Pipe and Magnit, while the worst detractors were VTB Bank and Sberbank.

Current Outlook and Strategy: After such a strong market performance and rebound in earnings expectations, we believe Russian valuation levels are no longer as attractive as they were earlier this year; however, we believe they remain attractive compared to their global emerging market peers and their peak levels of 2007 and 2008. If the environment of strong global liquidity and high appetite for risk persists, we believe it is likely that the Russian market will generally continue to outperform global emerging peers and developed markets. We are acutely aware, however, that any swing in the external environment is likely to put pressure on Russian equities. We therefore are closely monitoring the news flow on the global economic environment, inflation expectations and interest rates.

Besides the global or external angle, we believe the Fund is positioned to benefit from a number of domestic themes, including infrastructure spending, domestic consumption recovery, liberalizing of markets and increasing economic links with China. The Fund continues to underweight the energy sector (dominated by large cap, blue chip stocks) in favor of domestic sectors, particularly utilities, real estate and the consumer sectors. The Fund’s positioning in Russian banks is currently neutral.

*	Remco Vergeer was removed as a portfolio manager to the Fund effective May 1, 2009.

(1)	The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.
(2)	The MSCI Russia 10/40 Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

Top Ten Holdings*
as of October 31, 2009
(as a percent of net assets)

Sberbank RF	12.7%
Lukoil-Spon ADR	11.6%
OAO Rosneft Oil Co. GDR	8.3%
MMC Norilsk Nickel ADR	5.7%
OAO Gazprom	4.9%
OAO Gazprom ADR	3.9%
Tatneft GDR	3.4%
Magnit OAO	3.3%
Surgutneftegaz ADR	3.3%
Polyus Gold Co. ZAO ADR	2.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Russia Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
					Since Inception
					of Class I
	1 Year		5 Year	10 Year	September 30, 2009

Including Sales Charge:
Class A(1)	56.04%		14.43%	28.90%	—
Class I	—		—	—	4.49%
Excluding Sales Charge:
Class A	65.55	%(2)	15.80%	29.67%	—
Class I	—		—	—	4.49%
RTS Index(3)	74.37%		15.23%	29.98%	7.49	%(5)
MSCI Russia 10/40 IndexSM(4)	73.40%		—	—	3.87	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

(3)	The RTS Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

(4)	The MSCI Russia 10/40 IndexSM is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing. Index commenced operations on May 31, 2006.

(5)	Since inception performance for index is shown from October 1, 2009.

ING Global Bond Fund
Portfolio Managers’ Report

Investment Type Allocation
as of October 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Chris Diaz and Mike Mata, Portfolio Managers*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 24.43% compared to the Barclays Capital Global Aggregate Index(1) (the “Index”), which returned 18.41% for the same period.

Portfolio Specifics: Capital markets swung from abject fear to a rebound in risk appetites over the year ended October 31, 2009. Massive doses of stimulus, low short-term lending rates and quantitative easing were hallmarks of policy responses to the global banking crisis of 2008. Emerging economies outpaced the developed world. In response, investors eventually left the “safe haven” of U.S. Treasury debt and embraced riskier assets. Domestic inflation remained muted. Despite the ultimate sell-off in Treasuries, the Barclays Capital Global Aggregate Bond Index returned 18.41% for the period.

Risk-based fixed income assets posted strong, positive excess returns(2). Corporate bonds, in general, posted 20.50% of excess returns, but utilities led the pack with 25.86% of return above comparable duration Treasuries. Generally, lower rated corporate bonds outperformed higher credit quality issuers, as did bonds with longer maturities. Commercial mortgage-backed securities (“CMBS”) earned 27.85% of excess return as asset-backed securities (“ABS”) posted 24.24%.

As fear abated, the U.S. dollar (“USD”) resumed its slide after a buoyant fourth quarter 2008 and as a result of international risk aversion. With U.S. interest rates among the lowest in the world, the USD became the funding currency of choice for investors, as they borrow in USD and invest in higher-yielding currencies or assets.

While the sources of outperformance varied over time in a volatile market, our tactical management of currency exposures dominated. Initially we were long the USD in the waning days of 2008 but quickly moved to a number of non-dollar exposures as 2009 unfolded. Key themes that benefited the Fund included overweights to commodities based currencies, emerging markets currencies, and Scandinavian currencies. In particular, overweights to Australia, New Zealand, Canada, Brazil and Mexico helped as commodities recovered from depressed levels during the period.

Adding to results was a timely call on credit. The Fund had been significantly underweight corporate bonds as they underperformed Treasuries. We began adding to credit exposure in November of 2008. This helped results as corporate bonds outperformed Treasuries significantly. Ultimately, we added exposures to non-agency residential mortgage-backed securities (“RMBS”), emerging market debt and high yield bonds. All of these additions helped performance but we could have been earlier on our allocations. We underweighted agency debentures and agency RMBS to “fund” our overweights in the riskier sectors; this call was correct as we were very happy to underweight two modestly winning sectors in order to increase the overweight to an even stronger sector.

During the first quarter of 2009, we anticipated quantitative easing and added interest rate exposure in the UK and Germany. Although the benefits (and exposures) of duration and yield curve management varied over time, these positions helped on an annual basis although they may have provided interim drag during specific quarters.

Current Strategy and Outlook: Our key themes for the second half of 2009 are for range-bound U.S. Treasury rates and little likelihood of Federal Reserve tightening, because of expected high, continuing unemployment and significant slack in the domestic economy — despite growing evidence of bottoming in the major global economies. Although concerns about inflation may resurface, we believe that it will not be a problem for the near term.

Housing prices have slowed their rate of descent, and we believe consumer confidence is turning up. Although our macro outlook is for a modest and drawn-out recovery, we are mindful of the increasing number of upside surprises both in the United States and abroad. We believe that the brighter news on residential real estate prices remains key to the pace and direction of the economic recovery. We note, however, that the last quarter of 2009 may witness a small pause in the nascent housing price recovery.

We are maintaining our active risk to high-quality emerging markets, specifically expressed in Brazil, with emphasis on the high yields available in short-dated bonds. Allocations to the currencies of India and Indonesia follow our positive theme that emerging economies that have high savings rates may benefit from rising internal consumption and a rebound in exports. We believe that although the USD may benefit from a late year risk hiccup, we expect it to remain weak for some time.

*	Effective January 13, 2009, James Kauffmann was replaced by Chris Diaz and Mike Mata as portfolio managers to the Fund.

(1)	The Barclays Capital Global Aggregate Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.
(2)	For fixed income asset classes, excess return is defined as the return of an asset class over a U.S. Treasury security of comparable duration.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of October 31, 2009
(as a percent of net assets)

Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/12	15.1%

U.S. Treasury Note, 2.375%, due 09/30/14	5.7%

Japan Government Two Year Bond, 0.400%, due 03/15/11	3.0%

U.S. Treasury Note, 1.375%, due 10/15/12	2.8%

Bundesrepublik Deutschland, 3.750%, due 01/04/19	2.6%

Bundesrepublik Deutschland, 4.250%, due 07/04/39	2.3%

Japan Government Ten Year Bond, 1.400%, due 12/20/11	1.9%

Bundesrepublik Deutschland, 4.250%, due 01/04/14	1.8%

Deutsche Bank AG, 13.150%, due 01/25/12	1.7%

U.S. Treasury Note, 4.250%, due 05/15/39	1.7%

Portfolio holdings are subject to change daily.

ING Global Bond Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
		Since Inception		Since Inception		Since Inception
		of Class A, B, C and I		of Class O		of Class W
	1 Year	June 30, 2006		June 4, 2008		June 1, 2009

Including Sales Charge:
Class A(1)	21.33%	10.13%		—		—
Class B(2)	18.56%	10.19%		—		—
Class C(3)	22.48%	10.94%		—		—
Class I	24.94%	12.24%		—		—
Class O	24.26%	—		13.59%		—
Class W	—	—		—		10.54%
Excluding Sales Charge:
Class A	24.43%	11.75%		—		—
Class B	23.56%	10.91%		—		—
Class C	23.48%	10.94%		—		—
Class I	24.94%	12.24%		—		—
Class O	24.26%	—		13.59%		—
Class W	—	—		—		10.54%
Barclays Capital Global Aggregate Bond Index(4)	18.41%	8.09	%(5)	6.80	%(6)	7.17%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, and the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50% Return calculations with a starting date prior to July 31, 2006 are based on a 4.75% sales charge, while returns with a starting date on or after July 31, 2006 are based on a 2.50% sales charge.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.
(5)	Since inception performance for the index is shown from July 1, 2006.
(6)	Since inception performance for the index is shown from June 1, 2008.

ING Diversified International Fund
Portfolio Managers’ Report

Asset Allocation
as of October 31, 2009
(as a percent of net assets)

ING Foreign Fund – Class I	24.9%
ING International Capital Appreciation Fund – Class I	22.6%
ING International SmallCap Multi-Manager Fund – Class I	11.7%
ING International Value Fund – Class I	9.9%
ING International Value Choice Fund – Class I	9.8%
ING Emerging Countries Fund – Class I	8.0%
ING Index Plus International Equity Fund – Class I	8.0%
ING International Real Estate Fund – Class I	5.1%
Other Assets and Liabilities – Net	0.0%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Diversified International Fund (the “Fund”) seeks long term growth of capital. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC. The Fund is managed by ING Investments, LLC, under the guidance of an Asset Allocation Committee.(1)

Performance: For the year ended October 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of 28.22% compared to the MSCI All Country World Indexsm (ex-US)(2) (“MSCI ACWI (ex-US)”) which returned 34.10% for the same period.

Portfolio Specifics: The one-year period began while all the major developed economies were in recessionary territory, with slow growth and poorly performing equity markets. Global industrial production fell dramatically and fears of deflation arose. Governments and policy makers met this situation with unprecedented global monetary and fiscal support, which ultimately proved to be major catalysts for stabilization. The stock markets turned around in the spring, with many economic indicators picking up. The second half of the period saw double-digit returns, low interest rates and improving sentiment. Despite the rough start, all the major asset classes finished the period with extraordinary gains, ranging from a low of 24.09% for the MSCI Europe Australasia and Far East® Growth (“MSCI EAFE Growth”) Index, to 64.63% for the MSCI Emerging Markets® Index.

The Fund’s underperformance relative to its benchmark was a result of the performance of the Underlying Funds. Positive relative results came from ING International Capital Appreciation Fund and marginally from ING Index Plus International Equity Fund. However, those contributions were not enough to offset the negative relative results from ING Foreign Fund, which was the greatest detractor for the period. Additionally, ING Emerging Countries Fund, ING International Value Fund, ING International Small Cap Multi-Manager Fund and ING International Value Choice Fund underperformed their strategic benchmarks for the period and detracted from relative results.

ING International Capital Appreciation Fund’s positive relative results for the period were due to strong stock selection across regions. Europe, Emerging Markets and Asia Pacific ex-Japan were the largest contributors to relative performance, primarily due to security selection. An underweight position Japan relative to the benchmark also contributed to relative performance.

The greatest detractors from relative performance were ING Foreign Fund, ING Emerging Countries Fund and ING International Real Estate Fund. ING Foreign Fund’s defensive positioning, which was initially supportive to relative results, led to the underperformance. The Fund’s underweights to Latin America (notably Brazil) and emerging Asia negatively impacted performance. Stock selection had a negative impact in most sectors, especially financials. ING Emerging Countries Fund lagged its benchmark because of a conservative sector allocation and significant cash balance after emerging markets rebounded sharply in early March and because of stock selection, which on balance detracted from results for the reporting period. ING International Real Estate Fund lagged its benchmark as the result of poor stock selection in the Asia-Pacific region, primarily in Japan, Singapore, Australia and Hong Kong. An underweight to the outperforming Asia-Pacific region more than offset the slight contribution of favorable country selection in Europe.

We made two tactical moves during the period. The first move, made in late March, was to reverse the underweight to small cap and corresponding overweight to large cap core, moving into a neutral position. In mid June, with a more sanguine forecast for global economies, we moved to overweight emerging markets. This was funded by a decrease in large cap core. Our view was that emerging markets were positioned for the strongest rebound in a gradual healing of the global economy. In concert with these asset allocation moves, we also implemented changes of Underlying Funds. ING International Value Fund was added to the Fund in August and ING International Equity Dividend Fund was removed in October.

Current Strategy and Outlook: Looking forward, we believe the global economic outlook has improved, and growth in the major developed economies is expected to resume in the second half of 2009 and into 2010. We do expect, however, the recovery to be relatively weak as consumption in the developed economies faces a secular headwind.

The Fund’s approximate target investment allocations among the asset classes in which the Fund invests are set out in the table. As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

The investment committee allocates the Fund’s assets among the Underlying Funds based on advice from ING Investment Management Co., a consultant to the committee. The performance of the Fund reflects the performance of the Underlying Funds in which it invests and the weightings of Fund’s assets in each Underlying Fund.

There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or over-weighted in assets or a market with significant declines.

(1)	The members of the Asset Allocation Committee are: William A. Evans, Paul Zemsky and Heather Hackett.

(2)	The MSCI ACWI (ex-US)sm measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations
as of October 31, 2009
(as a percent of net assets)

International Core	30.0%
International Growth	17.5%
International Value	17.5%
International Small Cap	10.0%
Emerging Markets	20.0%
Real Estate	5.0%

Portfolio holdings are subject to change daily.

ING Diversified International Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2009
		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A, B, C and I		of Class O		of Class R		of Class W
	1 Year	December 21, 2005		June 4, 2008		December 12, 2006		February 12, 2008

Including Sales Charge:
Class A(1)	20.77%	(2.44)%		—		—		—
Class B(2)	22.46%	(2.31)%		—		—		—
Class C(3)	26.32%	(1.67)%		—		—		—
Class I	28.78%	(0.74)%		—		—		—
Class O	28.45%	—		(20.74)%		—		—
Class R	28.13%	—				(8.21)%
Class W	28.84%	—		—		—		(14.00)%
Excluding Sales Charge:
Class A	28.22%	(0.93)%		—		—		—
Class B	27.46%	(1.64)%		—		—		—
Class C	27.32%	(1.67)%		—		—		—
Class I	28.78%	(0.74)%		—		—		—
Class O	28.45%	—		(20.74)%		—		—
Class R	28.13%	—		—		(8.21)%		—
Class W	28.84%	—		—		—		(14.00)%
MSCI ACWI (ex-US)SM(4)	34.10%	2.12	%(5)	(18.42)	%(6)	(4.20)	%(7)	(11.20)	%(8)

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Diversified International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI ACWI (ex-US)sm measures the returns of equities of companies which are domiciled outside the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(5)	Since inception performance of the index is shown from January 1, 2006.

(6)	Since inception performance of the index is shown from June 1, 2008.

(7)	Since inception performance of the index is shown from December 1, 2006.

(8)	Since inception performance of the index is shown from February 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	May 1,	October 31,	Expense	October 31,	May 1,	October 31,	Expense	October 31,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING Global Equity Dividend Fund

Class A	$1,000.00	$1,254.30	1.40%	$7.95	$1,000.00	$1,018.15	1.40%	$7.12
Class B	1,000.00	1,249.10	2.15	12.19	1,000.00	1,014.37	2.15	10.92
Class C	1,000.00	1,249.80	2.15	12.19	1,000.00	1,014.37	2.15	10.92
Class I	1,000.00	1,257.20	0.93	5.29	1,000.00	1,020.52	0.93	4.74
Class O	1,000.00	1,254.40	1.40	7.96	1,000.00	1,018.15	1.40	7.12
Class W	1,000.00	1,255.90	0.93	5.29	1,000.00	1,020.52	0.93	4.74
ING Global Natural Resources Fund

Class A	1,000.00	1,269.50	1.64	9.38	1,000.00	1,016.94	1.64	8.34
Class I	1,000.00	1,273.20	1.19	6.82	1,000.00	1,019.21	1.19	6.06
Class W	1,000.00	1,272.30	1.19	6.82	1,000.00	1,019.21	1.19	6.06

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	May 1,	October 31,	Expense	October 31,	May 1,	October 31,	Expense	October 31,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING Global Real Estate Fund

Class A	$1,000.00	$1,358.10	1.49%	$8.86	$1,000.00	$1,017.69	1.49%	$7.58
Class B	1,000.00	1,352.90	2.24	13.28	1,000.00	1,013.91	2.24	11.37
Class C	1,000.00	1,352.30	2.24	13.28	1,000.00	1,013.91	2.24	11.37
Class I	1,000.00	1,360.50	1.12	6.66	1,000.00	1,019.56	1.12	5.70
Class O	1,000.00	1,358.00	1.49	8.86	1,000.00	1,017.69	1.49	7.58
Class W	1,000.00	1,359.80	1.12	6.66	1,000.00	1,019.56	1.12	5.70
ING Global Value Choice Fund

Class A	1,000.00	1,295.70	1.50	8.68	1,000.00	1,017.64	1.50	7.63
Class B	1,000.00	1,290.90	2.25	12.99	1,000.00	1,013.86	2.25	11.42
Class C	1,000.00	1,291.10	2.25	12.99	1,000.00	1,013.86	2.25	11.42
Class I	1,000.00	1,297.70	1.17	6.78	1,000.00	1,019.31	1.17	5.96
Class Q	1,000.00	1,296.10	1.42	8.22	1,000.00	1,018.05	1.42	7.22
Class W(1)	1,000.00	1,091.60	1.17	5.13	1,000.00	1,019.31	1.17	5.96
ING Asia-Pacific Real Estate Fund

Class A	1,000.00	1,417.60	1.77	10.79	1,000.00	1,016.28	1.77	9.00
Class B	1,000.00	1,412.60	2.52	15.32	1,000.00	1,012.50	2.52	12.78
Class C	1,000.00	1,409.50	2.52	15.30	1,000.00	1,012.50	2.52	12.78
Class I	1,000.00	1,420.30	1.51	9.21	1,000.00	1,017.59	1.51	7.68
ING Emerging Countries Fund

Class A	1,000.00	1,352.40	2.04	12.10	1,000.00	1,014.92	2.04	10.36
Class B	1,000.00	1,347.70	2.79	16.51	1,000.00	1,011.14	2.79	14.14
Class C	1,000.00	1,347.00	2.79	16.50	1,000.00	1,011.14	2.79	14.14
Class I	1,000.00	1,355.90	1.60	9.50	1,000.00	1,017.14	1.60	8.13
Class Q	1,000.00	1,354.10	1.85	10.98	1,000.00	1,015.88	1.85	9.40
Class W	1,000.00	1,355.00	1.60	9.50	1,000.00	1,017.14	1.60	8.13
ING European Real Estate Fund

Class A	1,000.00	1,507.60	1.75	11.06	1,000.00	1,016.38	1.75	8.89
Class B	1,000.00	1,503.50	2.50	15.78	1,000.00	1,012.60	2.50	12.68
Class C	1,000.00	1,500.30	2.50	15.76	1,000.00	1,012.60	2.50	12.68
Class I	1,000.00	1,507.00	1.40	8.85	1,000.00	1,018.15	1.40	7.12
ING Foreign Fund

Class A	1,000.00	1,248.40	1.70	9.63	1,000.00	1,016.64	1.70	8.64
Class B	1,000.00	1,243.90	2.45	13.86	1,000.00	1,012.85	2.45	12.43
Class C	1,000.00	1,242.70	2.45	13.85	1,000.00	1,012.85	2.45	12.43
Class I	1,000.00	1,250.40	1.31	7.43	1,000.00	1,018.60	1.31	6.67
Class Q	1,000.00	1,248.20	1.56	8.84	1,000.00	1,017.34	1.56	7.93
Class W	1,000.00	1,250.30	1.31	7.43	1,000.00	1,018.60	1.31	6.67
ING Greater China Fund

Class A	1,000.00	1,288.80	2.11	12.17	1,000.00	1,014.57	2.11	10.71
Class B	1,000.00	1,283.90	2.86	16.46	1,000.00	1,010.79	2.86	14.50
Class C	1,000.00	1,284.00	2.86	16.46	1,000.00	1,010.79	2.86	14.50
Class I	1,000.00	1,292.70	1.68	9.71	1,000.00	1,016.74	1.68	8.54
Class O	1,000.00	1,288.80	2.11	12.17	1,000.00	1,014.57	2.11	10.71

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was June 1, 2009. Expenses paid for the Actual Fund Return reflect the 153-day period ended October 31, 2009.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	May 1,	October 31,	Expense	October 31,	May 1,	October 31,	Expense	October 31,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING Index Plus International Equity Fund

Class A	$1,000.00	$1,319.80	1.15%	$6.72	$1,000.00	$1,019.41	1.15%	$5.85
Class B	1,000.00	1,315.30	1.90	11.09	1,000.00	1,015.63	1.90	9.65
Class C	1,000.00	1,315.80	1.90	11.09	1,000.00	1,015.63	1.90	9.65
Class I	1,000.00	1,321.50	0.90	5.27	1,000.00	1,020.67	0.90	4.58
Class O	1,000.00	1,320.30	1.15	6.73	1,000.00	1,019.41	1.15	5.85
ING International Capital Appreciation Fund

Class A	1,000.00	1,303.10	1.51	8.77	1,000.00	1,017.59	1.51	7.68
Class B	1,000.00	1,299.70	2.26	13.10	1,000.00	1,013.81	2.26	11.47
Class C	1,000.00	1,298.90	2.26	13.10	1,000.00	1,013.81	2.26	11.47
Class I	1,000.00	1,306.80	1.14	6.63	1,000.00	1,019.46	1.14	5.80
Class Q(1)	1,000.00	1,051.20	1.39	3.36	1,000.00	1,018.20	1.39	7.07
ING International Real Estate Fund

Class A	1,000.00	1,406.60	1.53	9.28	1,000.00	1,017.49	1.53	7.78
Class B	1,000.00	1,402.20	2.28	13.81	1,000.00	1,013.71	2.28	11.57
Class C	1,000.00	1,402.10	2.28	13.80	1,000.00	1,013.71	2.28	11.57
Class I	1,000.00	1,409.90	1.23	7.47	1,000.00	1,019.00	1.23	6.26
Class W	1,000.00	1,413.20	1.23	7.48	1,000.00	1,019.00	1.23	6.26
ING International SmallCap Multi-Manager Fund

Class A	1,000.00	1,389.10	1.95	11.74	1,000.00	1,015.38	1.95	9.91
Class B	1,000.00	1,384.60	2.60	15.63	1,000.00	1,012.10	2.60	13.19
Class C	1,000.00	1,384.70	2.60	15.63	1,000.00	1,012.10	2.60	13.19
Class I	1,000.00	1,393.30	1.45	8.75	1,000.00	1,017.90	1.45	7.37
Class O	1,000.00	1,390.80	1.85	11.15	1,000.00	1,015.88	1.85	9.40
Class Q	1,000.00	1,390.70	1.70	10.24	1,000.00	1,016.64	1.70	8.64
Class W	1,000.00	1,393.10	1.45	8.75	1,000.00	1,017.90	1.45	7.37
ING International Value Fund

Class A	1,000.00	1,233.60	1.75	9.85	1,000.00	1,016.38	1.75	8.89
Class B	1,000.00	1,230.90	2.45	13.78	1,000.00	1,012.85	2.45	12.43
Class C	1,000.00	1,230.30	2.40	13.49	1,000.00	1,013.11	2.40	12.18
Class I	1,000.00	1,237.70	1.33	7.50	1,000.00	1,018.50	1.33	6.77
Class Q	1,000.00	1,237.20	1.33	7.50	1,000.00	1,018.50	1.33	6.77
Class W(2)	1,000.00	1,084.50	1.33	3.95	1,000.00	1,018.50	1.33	6.77
ING International Value Choice Fund

Class A	1,000.00	1,201.00	1.70	9.43	1,000.00	1,016.64	1.70	8.64
Class B	1,000.00	1,195.70	2.45	13.56	1,000.00	1,012.85	2.45	12.43
Class C	1,000.00	1,195.00	2.45	13.55	1,000.00	1,012.85	2.45	12.43
Class I	1,000.00	1,201.20	1.39	7.71	1,000.00	1,018.20	1.39	7.07
Class W(3)	1,000.00	1,054.50	1.39	5.99	1,000.00	1,018.20	1.39	7.07

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)	Commencement of operations was August 7, 2009. Expenses paid for the Actual Fund Return reflect the 86-day period ended October 31, 2009.
(2)	Commencement of operations was July 20, 2009. Expenses paid for the Actual Fund Return reflect the 104-day period ended October 31, 2009.
(3)	Commencement of operations was June 1, 2009. Expenses paid for the Actual Fund Return reflect the 153-day period ended October 31, 2009.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	May 1,	October 31,	Expense	October 31,	May 1,	October 31,	Expense	October 31,
	2009	2009	Ratio	2009*	2009	2009	Ratio	2009*

ING Russia Fund

Class A	$1,000.00	$1,608.40	2.21%	$14.53	$1,000.00	$1,014.06	2.21%	$11.22
Class I(1)	1,000.00	1,044.90	1.68	1.51	1,000.00	1,016.74	1.68	8.54
ING Global Bond Fund

Class A	1,000.00	1,140.80	0.91%	4.91	1,000.00	1,020.62	0.91%	4.63
Class B	1,000.00	1,137.10	1.66	8.94	1,000.00	1,016.84	1.66	8.44
Class C	1,000.00	1,136.70	1.66	8.94	1,000.00	1,016.84	1.66	8.44
Class I	1,000.00	1,142.90	0.56	3.02	1,000.00	1,022.38	0.56	2.85
Class O	1,000.00	1,140.20	0.91	4.91	1,000.00	1,020.62	0.91	4.63
Class W(2)	1,000.00	1,105.40	0.56	2.47	1,000.00	1,022.38	0.56	2.85
ING Diversified International Fund**

Class A	1,000.00	1,294.20	0.38	2.20	1,000.00	1,023.29	0.38	1.94
Class B	1,000.00	1,290.00	1.13	6.52	1,000.00	1,019.51	1.13	5.75
Class C	1,000.00	1,288.90	1.13	6.52	1,000.00	1,019.51	1.13	5.75
Class I	1,000.00	1,294.70	0.10	0.58	1,000.00	1,024.70	0.10	0.51
Class O	1,000.00	1,295.60	0.38	2.20	1,000.00	1,023.29	0.38	1.94
Class R	1,000.00	1,292.30	0.63	3.64	1,000.00	1,022.03	0.63	3.21
Class W	1,000.00	1,295.10	0.10	0.58	1,000.00	1,024.70	0.10	0.51

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

**	The annualized expense ratios do not include expenses of underlying funds.

(1)	Commencement of operations was September 30, 2009. Expenses paid for the Actual Fund Return reflect the 32-day period ended October 31, 2009.
(2)	Commencement of operations was June 1, 2009. Expenses paid for the Actual Fund Return reflect the 153-day period ended October 31, 2009.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Real Estate Fund, ING Global Value Choice Fund, ING Asia-Pacific Real Estate Fund, ING Emerging Countries Fund, ING European Real Estate Fund, ING Foreign Fund, ING Greater China Fund, ING Index Plus International Equity Fund, ING International Capital Appreciation Fund, ING International Real Estate Fund, ING International SmallCap Multi-Manager Fund, ING International Value Choice Fund, ING Russia Fund, ING Global Bond Fund, and ING Diversified International Fund, each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of October 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2009

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2009

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$133,784,886	$99,542,008	$1,596,174,745	$155,063,237
Investments in affiliates**	—	—	8,639,456	—
Short-term investments at value***	302,120	—	23,538,253	3,860,218
Short-term investments in affiliates****	—	1,006,000	60,713,731	21,411,118
Cash	4,729,598	431	—	45
Foreign currencies at value*****	738,173	10,643	317,004	332,661
Receivables:
Investment securities sold	1,297,057	383,314	33,919,640	319,700
Fund shares sold	285,008	204,140	15,572,853	1,933,145
Dividends and interest	409,776	71,158	4,155,554	256,091
Unrealized appreciation on forward foreign currency contracts	—	—	—	8,821
Prepaid expenses	29,231	11,543	70,344	21,416
Reimbursement due from manager	701	—	—	—

Total assets	141,576,550	101,229,237	1,743,101,580	183,206,452

LIABILITIES:
Payable for investment securities purchased	1,485,418	513,866	23,988,754	2,277,768
Payable for fund shares redeemed	615,745	115,057	3,637,161	505,828
Payable upon receipt of securities loaned	326,900	—	24,087,317	3,917,772
Payable to affiliates	176,888	108,108	1,530,915	230,115
Payable for directors fees	5,882	13,510	18,622	13,667
Other accrued expenses and liabilities	195,331	108,120	1,332,831	90,848

Total liabilities	2,806,164	858,661	54,595,600	7,035,998

NET ASSETS	$138,770,386	$100,370,576	$1,688,505,980	$176,170,454

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$237,884,996	$119,828,706	$2,288,958,998	$250,493,874
Undistributed net investment income/(distributions in excess of net investment income)	11,181	94,442	(5,402,287)	1,036,069
Accumulated net realized loss on investments and foreign currency related transactions	(104,297,566)	(26,813,358)	(756,362,653)	(100,703,282)
Net unrealized appreciation on investments and foreign currency related transactions	5,171,775	7,260,786	161,311,922	25,343,793

NET ASSETS	$138,770,386	$100,370,576	$1,688,505,980	$176,170,454

+ Including securities loaned at value	$301,908	$—	$22,514,050	$3,263,771
* Cost of investments in securities	$128,574,634	$92,281,118	$1,433,837,564	$129,657,383
** Cost of investments in affiliates	$—	$—	$9,109,815	$—
*** Cost of short-term investments	$326,900	$—	$24,087,317	$3,917,772
**** Cost of short-term investments in affiliates	$—	$1,006,000	$60,713,731	$21,411,118
***** Cost of foreign currencies	$738,005	$10,629	$316,062	$332,661

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2009 (continued)

	ING	ING	ING	ING
	Global	Global	Global	Global
	Equity	Natural	Real	Value
	Dividend	Resources	Estate	Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$46,871,029	$99,674,223	$893,469,726	$107,498,577
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,981,625	12,738,026	62,662,954	4,095,704
Net asset value and redemption price per share	$9.41	$7.82	$14.26	$26.25
Maximum offering price per share (5.75%)(1)	$9.98	$8.30	$15.13	$27.85
Class B:
Net assets	$16,147,174	n/a	$22,217,641	$7,104,678
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	1,721,160	n/a	1,849,532	253,709
Net asset value and redemption price per share(2)	$9.38	n/a	$12.01	$28.00
Maximum offering price per share	$9.38	n/a	$12.01	$28.00
Class C:
Net assets	$37,686,865	n/a	$149,942,861	$48,308,248
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	4,027,475	n/a	11,832,498	1,941,948
Net asset value and redemption price per share(2)	$9.36	n/a	$12.67	$24.88
Maximum offering price per share	$9.36	n/a	$12.67	$24.88
Class I:
Net assets	$1,823,709	$510,089	$457,742,141	$10,387,715
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	193,640	65,148	32,104,094	392,509
Net asset value and redemption price per share	$9.42	$7.83	$14.26	$26.46
Maximum offering price per share	$9.42	$7.83	$14.26	$26.46
Class O:
Net assets	$14,920,282	n/a	$13,575,181	n/a
Shares authorized	unlimited	n/a	unlimited	n/a
Par value	$—	n/a	$—	n/a
Shares outstanding	1,587,724	n/a	952,251	n/a
Net asset value and redemption price per share	$9.40	n/a	$14.26	n/a
Maximum offering price per share	$9.40	n/a	$14.26	n/a
Class Q:
Net assets	n/a	n/a	n/a	$2,621,523
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	84,936
Net asset value and redemption price per share	n/a	n/a	n/a	$30.86
Maximum offering price per share	n/a	n/a	n/a	$30.86
Class W:
Net assets	$21,321,327	$186,264	$151,558,430	$249,713
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,079,826	18,891	10,612,879	9,439
Net asset value and redemption price per share	$10.25	$9.86	$14.28	$26.46
Maximum offering price per share	$10.25	$9.86	$14.28	$26.46

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2009

	ING		ING
	Asia-Pacific	ING	European
	Real	Emerging	Real	ING
	Estate	Countries	Estate	Foreign
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$4,298,687	$132,192,662	$6,332,784	$252,022,149
Investments in affiliates**	50,440	—	—	—
Short-term investments at value***	—	758,292	—	217,966
Short-term investments in affiliates****	152,029	—	36,147	272,747
Cash	—	1,411,061	—	3
Foreign currencies at value*****	2,778	4,597,218	118,389	4,922,822
Receivables:
Investment securities sold	86,049	2,295,691	—	12,150,903
Fund shares sold	—	187,929	38,880	142,089
Dividends and interest	16,171	240,586	13,445	486,915
Unrealized appreciation on forward foreign currency contracts	—	—	—	149,503
Prepaid expenses	23,137	16,034	23,124	27,558
Reimbursement due from manager	12,467	—	4,497	—

Total assets	4,641,758	141,699,473	6,567,266	270,392,655

LIABILITIES:
Payable for investment securities purchased	161,495	1,701,671	—	16,386,301
Payable for fund shares redeemed	—	802,420	44,020	1,740,903
Payable upon receipt of securities loaned	—	790,615	—	252,707
Unrealized depreciation on forward foreign currency contracts	—	—	—	680,938
Payable to affiliates	5,764	205,811	7,404	354,152
Payable for directors fees	1,627	25,770	521	11,407
Other accrued expenses and liabilities	35,594	174,697	18,557	358,374
Payable for borrowings against line of credit	—	—	—	180,000

Total liabilities	204,480	3,700,984	70,502	19,964,782

NET ASSETS	$4,437,278	$137,998,489	$6,496,764	$250,427,873

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$9,364,943	$209,757,389	$8,367,724	$368,003,510
Undistributed net investment income	337,370	—	288,525	532,896
Accumulated net realized loss on investments and foreign currency related transactions	(5,640,036)	(103,019,292)	(2,711,907)	(161,108,524)
Net unrealized appreciation on investments and foreign currency related transactions	375,001	31,260,392	552,422	42,999,991

NET ASSETS	$4,437,278	$137,998,489	$6,496,764	$250,427,873

+ Including securities loaned at value	$—	$764,839	$—	$229,191
* Cost of investments in securities	$3,925,582	$100,872,063	$5,779,472	$208,474,135
** Cost of investments in affiliates	$48,723	$—	$—	$—
*** Cost of short-term investments	$—	$790,615	$—	$252,707
**** Cost of short-term investments in affiliates	$152,029	$—	$36,147	$272,747
***** Cost of foreign currencies	$2,778	$4,642,494	$119,142	$4,929,078

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2009 (continued)

	ING		ING
	Asia-Pacific	ING	European
	Real	Emerging	Real	ING
	Estate	Countries	Estate	Foreign
	Fund	Fund	Fund	Fund

Class A:
Net assets	$3,479,291	$77,556,073	$6,399,513	$93,828,563
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	609,600	3,281,198	934,523	7,304,587
Net asset value and redemption price per share	$5.71	$23.64	$6.85	$12.85
Maximum offering price per share (5.75%)(1)	$6.06	$25.08	$7.27	$13.63
Class B:
Net assets	$27,048	$4,973,007	$29,879	$14,076,779
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,761	212,104	4,383	1,139,269
Net asset value and redemption price per share(2)	$5.68	$23.45	$6.82	$12.36
Maximum offering price per share	$5.68	$23.45	$6.82	$12.36
Class C:
Net assets	$930,371	$16,867,725	$66,688	$76,676,845
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	163,642	766,411	9,791	6,203,980
Net asset value and redemption price per share(2)	$5.69	$22.01	$6.81	$12.36
Maximum offering price per share	$5.69	$22.01	$6.81	$12.36
Class I:
Net assets	$568	$30,757,793	$684	$65,256,027
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	100	1,300,175	100	4,989,597
Net asset value and redemption price per share	$5.68	$23.66	$6.84	$13.08
Maximum offering price per share	$5.68	$23.66	$6.84	$13.08
Class Q:
Net assets	n/a	$7,750,666	n/a	$23,446
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	315,213	n/a	1,775
Net asset value and redemption price per share	n/a	$24.59	n/a	$13.21
Maximum offering price per share	n/a	$24.59	n/a	$13.21
Class W:
Net assets	n/a	$93,225	n/a	$566,213
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	3,763	n/a	40,496
Net asset value and redemption price per share	n/a	$24.77	n/a	$13.98
Maximum offering price per share	n/a	$24.77	n/a	$13.98

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2009

		ING	ING	ING
	ING	Index Plus	International	International
	Greater	International	Capital	Real
	China	Equity	Appreciation	Estate
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$46,407,998	$110,186,574	$108,419,171	$511,357,414
Investments in affiliates**	—	—	—	3,704,870
Short-term investments at value***	—	—	3,716,811	—
Short-term investments in affiliates****	—	—	—	14,529,285
Cash	1,502,558	442,578	—	—
Foreign currencies at value*****	167,944	—	631	105,200
Receivables:
Investment securities sold	—	—	2,186,050	27,515,128
Fund shares sold	704,225	16,738	79,617	982,353
Dividends and interest	10,643	538,139	319,409	1,871,860
Prepaid expenses	8,597	1,773	9,526	31,594
Reimbursement due from manager	—	1,463	1,961	—

Total assets	48,801,965	111,187,265	114,733,176	560,097,704

LIABILITIES:
Payable for investment securities purchased	655,456	67	1,539,861	6,224,044
Payable for fund shares redeemed	2,045,554	770,481	96,699	16,285,220
Payable upon receipt of securities loaned	—	—	3,732,764	—
Payable to affiliates	78,283	78,060	114,635	537,964
Payable to custodian due to bank overdraft	—	—	413,257	—
Payable to custodian due to foreign currency overdraft******	—	187,396	—	—
Payable for directors fees	2,362	6,733	15,995	8,530
Other accrued expenses and liabilities	77,175	178,091	82,593	313,175

Total liabilities	2,858,830	1,220,828	5,995,804	23,368,933

NET ASSETS	$45,943,135	$109,966,437	$108,737,372	$536,728,771

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$45,180,034	$190,947,144	$172,029,959	$783,940,836
Undistributed net investment income	675,252	1,980,573	1,452	31,518,711
Accumulated net realized loss on investments and foreign currency related transactions	(7,178,753)	(91,617,072)	(72,671,359)	(313,249,761)
Net unrealized appreciation on investments and foreign currency related transactions	7,266,602	8,655,792	9,377,320	34,518,985

NET ASSETS	$45,943,135	$109,966,437	$108,737,372	$536,728,771

+ Including securities loaned at value	$—	$—	$3,552,353	$—
* Cost of investments in securities	$39,141,112	$101,555,068	$99,029,877	$476,681,823
** Cost of investments in affiliates	$—	$—	$—	$3,865,065
*** Cost of short-term investments	$—	$—	$3,732,764	$—
**** Cost of short-term investments in affiliates	$—	$—	$—	$14,529,285
***** Cost of foreign currencies	$168,228	$—	$712	$104,737
****** Cost of foreign currency overdraft	$—	$187,671	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2009 (continued)

		ING	ING	ING
	ING	Index Plus	International	International
	Greater	International	Capital	Real
	China	Equity	Appreciation	Estate
	Fund	Fund	Fund	Fund

Class A:
Net assets	$32,859,582	$8,828,117	$25,818,693	$116,988,760
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,301,646	1,131,341	2,857,632	13,798,896
Net asset value and redemption price per share	$14.28	$7.80	$9.03	$8.48
Maximum offering price per share (5.75%)(1)	$15.15	$8.28	$9.58	$9.00
Class B:
Net assets	$3,245,547	$1,221,441	$4,459,575	$3,874,958
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	230,015	156,590	498,282	459,000
Net asset value and redemption price per share(2)	$14.11	$7.80	$8.95	$8.44
Maximum offering price per share	$14.11	$7.80	$8.95	$8.44
Class C:
Net assets	$6,182,189	$1,444,959	$7,825,032	$26,520,307
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	436,833	186,337	871,075	3,142,353
Net asset value and redemption price per share(2)	$14.15	$7.75	$8.98	$8.44
Maximum offering price per share	$14.15	$7.75	$8.98	$8.44
Class I:
Net assets	$690,119	$51,144,046	$58,959,106	$387,250,562
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	48,221	6,546,122	6,551,842	45,610,706
Net asset value and redemption price per share	$14.31	$7.81	$9.00	$8.49
Maximum offering price per share	$14.31	$7.81	$9.00	$8.49
Class O:
Net assets	$2,965,698	$47,327,874	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	209,015	6,107,734	n/a	n/a
Net asset value and redemption price per share	$14.19	$7.75	n/a	n/a
Maximum offering price per share	$14.19	$7.75	n/a	n/a
Class Q:
Net assets	n/a	n/a	$11,674,966	n/a
Shares authorized	n/a	n/a	unlimited	n/a
Par value	n/a	n/a	$—	n/a
Shares outstanding	n/a	n/a	1,292,194	n/a
Net asset value and redemption price per share	n/a	n/a	$9.03	n/a
Maximum offering price per share	n/a	n/a	$9.03	n/a
Class W:
Net assets	n/a	n/a	n/a	$2,094,184
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	246,119
Net asset value and redemption price per share	n/a	n/a	n/a	$8.51
Maximum offering price per share	n/a	n/a	n/a	$8.51

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2009

	ING		ING
	International	ING	International
	SmallCap	International	Value
	Multi-Manager	Value	Choice
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$412,895,776	$1,629,713,898	$46,835,595
Investments in affiliates**	117,697	—	—
Short-term investments at value***	274,757	47,446,834	—
Short-term investments in affiliates****	3,763,854	56,070,000	1,670,572
Cash	8,683,489	6,463	—
Foreign currencies at value*****	69,092	10,218,273	—
Receivables:
Investment securities sold	2,890,972	42,645,016	1,066,213
Fund shares sold	1,299,134	871,533	200,748
Dividends and interest	1,106,485	7,800,947	131,229
Prepaid expenses	26,564	36,418	8,131

Total assets	431,127,820	1,794,809,382	49,912,488

LIABILITIES:
Payable for investment securities purchased	2,411,135	46,559,125	627,121
Payable for fund shares redeemed	661,806	19,586,336	38,153
Payable upon receipt of securities loaned	290,696	47,687,292	—
Payable to affiliates	517,259	2,126,523	55,712
Payable to custodian due to foreign currency overdraft******	—	—	1,709
Payable for directors fees	16,888	45,829	2,268
Other accrued expenses and liabilities	448,429	1,646,975	39,431
Payable for borrowings against line of credit	—	3,240,000	—

Total liabilities	4,346,213	120,892,080	764,394

NET ASSETS	$426,781,607	$1,673,917,302	$49,148,094

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$758,437,325	$2,598,766,710	$67,044,310
Undistributed net investment income	5,637,485	26,247,882	313,098
Accumulated net realized loss on investments and foreign currency related transactions	(361,154,422)	(826,105,283)	(16,157,257)
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	23,861,219	(124,992,007)	(2,052,057)

NET ASSETS	$426,781,607	$1,673,917,302	$49,148,094

+ Including securities loaned at value	$274,117	$44,188,883	$—
* Cost of investments in securities	$389,019,994	$1,755,034,277	$48,889,534
** Cost of investments in affiliates	$130,868	$—	$—
*** Cost of short-term investments	$290,696	$47,687,292	$—
**** Cost of short-term investments in affiliates	$3,763,854	$56,070,000	$1,670,572
***** Cost of foreign currencies	$68,933	$10,122,158	$—
****** Cost of foreign currency overdraft	$—	$—	$1,795

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2009 (continued)

	ING		ING
	International	ING	International
	SmallCap	International	Value
	Multi-Manager	Value	Choice
	Fund	Fund	Fund

Class A:
Net assets	$177,914,410	$725,329,491	$15,614,974
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	5,656,926	64,188,898	1,613,108
Net asset value and redemption price per share	$31.45	$11.30	$9.68
Maximum offering price per share (5.75%)(1)	$33.37	$11.99	$10.27
Class B:
Net assets	$8,383,027	$37,743,427	$1,785,643
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	253,958	3,389,270	187,373
Net asset value and redemption price per share(2)	$33.01	$11.14	$9.53
Maximum offering price per share	$33.01	$11.14	$9.53
Class C:
Net assets	$31,928,031	$279,060,325	$4,090,634
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	1,085,654	25,487,306	427,845
Net asset value and redemption price per share(2)	$29.41	$10.95	$9.56
Maximum offering price per share	$29.41	$10.95	$9.56
Class I:
Net assets	$164,985,170	$607,516,611	$27,653,678
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	5,232,914	53,780,411	2,859,699
Net asset value and redemption price per share	$31.53	$11.30	$9.67
Maximum offering price per share	$31.53	$11.30	$9.67
Class O:
Net assets	$564,891	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$—	n/a	n/a
Shares outstanding	18,058	n/a	n/a
Net asset value and redemption price per share	$31.28	n/a	n/a
Maximum offering price per share	$31.28	n/a	n/a
Class Q:
Net assets	$30,910,466	$24,264,195	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$—	$0.01	n/a
Shares outstanding	899,749	2,143,148	n/a
Net asset value and redemption price per share	$34.35	$11.32	n/a
Maximum offering price per share	$34.35	$11.32	n/a
Class W:
Net assets	$12,095,612	$3,253	$3,165
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$0.01	$—
Shares outstanding	325,078	288	327
Net asset value and redemption price per share	$37.21	$11.30	$9.68
Maximum offering price per share	$37.21	$11.30	$9.68

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2009

		ING	ING
	ING	Global	Diversified
	Russia	Bond	International
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$364,558,980	$288,889,717	$—
Investments in affiliates**	—	—	229,623,077
Short-term investments at value***	12,134,158	—	—
Short-term investments in affiliates****	—	2,295,000	—
Short-term investments at amortized cost	—	999,925	—
Cash	219,504	—	945,283
Receivable for derivatives collateral held at broker (Note 2)	—	1,150,000	—
Cash collateral for futures	—	2,796,269	—
Foreign cash collateral for futures at value*****	—	205,930	—
Receivables:
Investment securities sold on a delayed-delivery or when-issued basis	—	5,696,873	—
Investment securities sold	7,921,399	5,989,888	320,564
Fund shares sold	1,277,862	8,117,608	240,653
Dividends and interest	1,841,897	3,051,474	—
Futures variation margin receivable	—	145,752	—
Unrealized appreciation on forward foreign currency contracts	—	1,178,531	—
Upfront payments made on swap agreements	—	380,365	—
Unrealized appreciation on swap agreements	—	183,575	—
Prepaid expenses	14,435	27,113	15,608
Reimbursement due from manager	—	64,572	13,485

Total assets	387,968,235	321,172,592	231,158,670

LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	14,075,453	—
Payable for investment securities purchased	—	8,006,432	—
Payable for terminated investment contracts (Note 15)	—	163,367	—
Payable for fund shares redeemed	1,249,577	433,765	1,123,413
Payable for futures variation margin	—	631,751	—
Payable upon receipt of securities loaned	12,302,448	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,485,210	—
Unrealized depreciation on swap agreements	—	212,061	—
Payable to affiliates	524,938	176,468	132,487
Payable to custodian due to bank overdraft	—	628,283	—
Payable for directors fees	24,376	2,269	10,266
Other accrued expenses and liabilities	614,926	134,812	313,779
Written optionsˆ	—	221,277	—

Total liabilities	14,716,265	26,171,148	1,579,945

NET ASSETS	$373,251,970	$295,001,444	$229,578,725

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$459,997,897	$265,927,751	$406,272,610
Undistributed net investment income	—	7,124,031	—
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(71,432,621)	1,363,618	(152,226,311)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	(15,313,306)	20,586,044	(24,467,574)

NET ASSETS	$373,251,970	$295,001,444	$229,578,725

+ Including securities loaned at value	$11,548,629	$—	$—
* Cost of investments in securities	$379,717,906	$267,707,712	$—
** Cost of investments in affiliates	$—	$—	$254,090,651
*** Cost of short-term investments	$12,302,448	$—	$—
**** Cost of short-term investments in affiliates	$—	$2,295,000	$—
***** Cost of foreign cash collateral for futures	$—	$206,635	$—
ˆ Premiums received on written options	$—	$218,966	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2009 (continued)

		ING	ING
	ING	Global	Diversified
	Russia	Bond	International
	Fund	Fund	Fund

Class A:
Net assets	$373,248,836	$103,255,386	$129,965,548
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	12,639,723	8,425,914	15,712,205
Net asset value and redemption price per share	$29.53	$12.25	$8.27
Maximum offering price per share	$31.33(1)	$12.57(2)	$8.77(1)
Class B:
Net assets	n/a	$5,135,427	$19,918,959
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	422,412	2,421,741
Net asset value and redemption price per share(3)	n/a	$12.16	$8.23
Maximum offering price per share	n/a	$12.16	$8.23
Class C:
Net assets	n/a	$45,772,715	$71,830,669
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	3,752,064	8,754,427
Net asset value and redemption price per share(3)	n/a	$12.20	$8.21
Maximum offering price per share	n/a	$12.20	$8.21
Class I:
Net assets	$3,134	$136,178,148	$3,209,017
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	106	11,147,615	388,568
Net asset value and redemption price per share	$29.54	$12.22	$8.26
Maximum offering price per share	$29.54	$12.22	$8.26
Class O:
Net assets	n/a	$3,126,486	$1,911,456
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	259,156	232,083
Net asset value and redemption price per share	n/a	$12.06	$8.24
Maximum offering price per share	n/a	$12.06	$8.24
Class R:
Net assets	n/a	n/a	$198,289
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	24,243
Net asset value and redemption price per share	n/a	n/a	$8.18
Maximum offering price per share	n/a	n/a	$8.18
Class W:
Net assets	n/a	$1,533,282	$2,544,787
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	127,134	308,596
Net asset value and redemption price per share	n/a	$12.06	$8.25
Maximum offering price per share	n/a	$12.06	$8.25

(1)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2009

	ING	ING
	Global	Global	ING	ING
	Equity	Natural	Global	Global
	Dividend	Resources	Real Estate	Value Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$5,642,124	$1,776,138	$51,281,396	$2,551,078
Interest*	4,819	228	478,799	92,105
Securities lending income, net	8,308	—	194,786	46,414

Total investment income	5,655,251	1,776,366	51,954,981	2,689,597

EXPENSES:
Investment management fees	866,532	763,936	9,134,298	1,195,599
Distribution and service fees:
Class A	118,802	212,003	1,713,857	216,759
Class B	164,151	—	191,764	58,820
Class C	375,788	—	1,217,492	300,776
Class O	33,039	—	28,021	—
Class Q	—	—	—	6,516
Transfer agent fees:
Class A	138,126	182,585	1,925,991	153,229
Class B	47,612	—	53,990	10,386
Class C	108,860	—	340,790	52,994
Class I	1,160	46	492,959	1,666
Class O	38,542	—	31,666	—
Class Q	—	—	—	596
Class W	5,786	15	163,501	3
Administrative service fees	123,789	85,191	1,242,387	132,843
Shareholder reporting expense	56,786	39,452	645,850	54,342
Registration fees	79,184	42,733	202,441	74,448
Professional fees	37,072	26,465	276,608	36,331
Custody and accounting expense	49,723	20,160	347,966	28,700
Directors fees	8,231	4,482	41,729	4,110
Miscellaneous expense	15,671	18,975	77,386	8,488
Interest expense	1,682	87	158	1,562

Total expenses	2,270,536	1,396,130	18,128,854	2,338,168
Net waived and reimbursed fees	(172,058)	(809)	(22,738)	(101,804)
Brokerage commission recapture	(1,791)	—	—	(13,945)

Net expenses	2,096,687	1,395,321	18,106,116	2,222,419

Net investment income	3,558,564	381,045	33,848,865	467,178

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized loss on:
Investments	(72,935,200)	(24,750,146)	(502,880,201)	(11,686,896)
Foreign currency related transactions	(354,860)	(23,296)	(299,572)	(116,939)

Net realized loss on investments and foreign currency related transactions	(73,290,060)	(24,773,442)	(503,179,773)	(11,803,835)

Net change in unrealized appreciation or depreciation on:
Investments	80,181,803	43,917,033	688,316,349	65,878,079
Foreign currency related transactions	10,110	26,492	(952)	(10,955)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	80,191,913	43,943,525	688,315,397	65,867,124

Net realized and unrealized gain on investments and foreign currency related transactions	6,901,853	19,170,083	185,135,624	54,063,289

Increase in net assets resulting from operations	$10,460,417	$19,551,128	$218,984,489	$54,530,467

* Foreign taxes withheld	$331,290	$57,279	$2,641,339	$178,594
(1) Dividends from affiliates	$—	$4,110	$236,062	$38,372

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2009

	ING	ING	ING
	Asia-Pacific	Emerging	European	ING
	Real Estate	Countries	Real Estate	Foreign
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$137,232	$2,208,648	$138,136	$7,185,630
Interest*	2,591	320,689	302	121,786
Securities lending income, net	—	29,980	—	72,184

Total investment income	139,823	2,559,317	138,438	7,379,600

EXPENSES:
Investment management fees	35,133	1,368,070	33,845	2,623,683
Distribution and service fees:
Class A	6,785	216,616	8,302	259,101
Class B	200	40,960	160	146,861
Class C	7,788	146,012	471	817,253
Class Q	—	14,366	—	84
Transfer agent fees:
Class A	4,468	170,741	7,958	227,922
Class B	33	11,273	38	32,204
Class C	1,289	40,313	112	179,146
Class I	1	19,777	1	11,158
Class Q	—	4,912	—	6
Class W	—	39	—	73
Administrative service fees	3,513	109,444	3,384	262,363
Shareholder reporting expense	1,477	46,556	1,120	108,668
Registration fees	47,021	78,943	45,553	88,967
Professional fees	16,910	81,032	5,801	57,574
Custody and accounting expense	53,549	102,115	20,789	249,755
Directors fees	137	5,825	828	17,453
Miscellaneous expense	5,808	17,332	1,994	27,371
Interest expense	305	—	—	974

Total expenses	184,417	2,474,326	130,356	5,110,616
Net waived and reimbursed fees	(116,265)	(210,421)	(70,622)	(164,655)

Net expenses	68,152	2,263,905	59,734	4,945,961

Net investment income	71,671	295,412	78,704	2,433,639

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on:
Investments	(3,270,730)	(40,873,628)	(1,160,758)	(59,668,934)
Foreign currency related transactions	(3,167)	(548,196)	7,922	9,522,806

Net realized loss on investments and foreign currency related transactions	(3,273,897)	(41,421,824)	(1,152,836)	(50,146,128)

Net change in unrealized appreciation or depreciation on:
Investments	3,792,084	85,943,383	2,231,466	86,719,836
Foreign currency related transactions	(776)	(16,932)	210	(15,079,427)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	3,791,308	85,926,451	2,231,676	71,640,409

Net realized and unrealized gain on investments and foreign currency related transactions	517,411	44,504,627	1,078,840	21,494,281

Increase in net assets resulting from operations	$589,082	$44,800,039	$1,157,544	$23,927,920

* Foreign taxes withheld	$9,091	$190,908	$16,435	$852,960
(1) Dividends from affiliates	$1,404	$—	$579	$55,203

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2009

		ING	ING
	ING	Index Plus	International	ING
	Greater	International	Capital	International
	China	Equity	Appreciation	Real Estate
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$836,520	$3,319,582	$1,226,328	$16,946,739
Interest*	55,556	458,421	51,663	222,841
Securities lending income, net	—	—	6,693	—

Total investment income	892,076	3,778,003	1,284,684	17,169,580

EXPENSES:
Investment management fees	380,274	559,852	512,003	4,080,622
Distribution and service fees:
Class A	63,257	21,069	16,768	191,364
Class B	25,024	12,101	12,047	33,670
Class C	36,729	12,615	20,423	249,080
Class O	3,885	102,123	—	—
Class Q	—	—	6,773	—
Transfer agent fees:
Class A	81,664	33,880	8,950	201,089
Class B	8,075	4,837	1,455	8,817
Class C	11,817	4,990	2,493	65,096
Class I	380	18,528	4,809	19,945
Class O	4,249	161,299	—	—
Class Q	—	—	95	—
Class W	—	—	—	30
Administrative service fees	33,067	101,790	60,235	426,648
Shareholder reporting expense	15,458	51,083	6,105	133,050
Registration fees	66,848	66,840	53,576	76,797
Professional fees	19,411	23,737	13,326	117,680
Custody and accounting expense	33,554	70,558	42,753	229,612
Directors fees	2,785	6,454	3,915	17,155
Miscellaneous expense	14,276	22,598	14,143	26,530
Interest expense	1,227	827	1,361	2,969
Tax expense	—	—	—	114,403

Total expenses	801,980	1,275,181	781,230	5,994,557
Net waived and reimbursed fees	(60,086)	(208,916)	(25,287)	(223,172)
Brokerage commission recapture	—	—	(6,057)	—

Net expenses	741,894	1,066,265	749,886	5,771,385

Net investment income	150,182	2,711,738	534,798	11,398,195

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized loss on:
Investments	(6,177,513)	(45,672,151)	(24,690,003)	(174,431,657)
Foreign currency related transactions	(5,637)	(739,688)	(58,002)	(163,364)

Net realized loss on investments and foreign currency related transactions	(6,183,150)	(46,411,839)	(24,748,005)	(174,595,021)

Net change in unrealized appreciation or depreciation on:
Investments	22,037,349	66,957,891	42,969,293	274,382,718
Foreign currency related transactions	616	336,732	13,657	382

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	22,037,965	67,294,623	42,982,950	274,383,100

Net realized and unrealized gain on investments and foreign currency related transactions	15,854,815	20,882,784	18,234,945	99,788,079

Increase in net assets resulting from operations	$16,004,997	$23,594,522	$18,769,743	$111,186,274

* Foreign taxes withheld	$113,903	$331,778	$107,468	$1,472,817
(1) Dividends from affiliates	$—	$—	$—	$121,772

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2009

	ING
	International	ING	ING
	SmallCap	International	International
	Multi-Manager	Value	Value Choice
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$9,559,439	$50,011,328	$1,160,558
Interest*	197,429	970,864	—
Securities lending income, net	89,488	216,330	—

Total investment income	9,846,356	51,198,522	1,160,558

EXPENSES:
Investment management fees	3,545,956	17,113,032	449,873
Distribution and service fees:
Class A	537,694	2,286,377	27,030
Class B	87,309	545,670	16,900
Class C	280,440	2,781,778	30,695
Class O	743	—	—
Class Q	69,878	40,124	—
Transfer agent fees:
Class A	367,950	1,622,054	22,207
Class B	21,286	114,198	3,464
Class C	67,118	593,100	6,279
Class I	105,963	579,207	5,492
Class O	706	—	—
Class Q	24,448	15,393	—
Class W	8,069	2	—
Administrative service fees	354,593	1,711,284	44,987
Shareholder reporting expense	162,164	447,165	8,498
Registration fees	114,419	105,386	57,983
Professional fees	69,186	240,443	29,075
Custody and accounting expense	381,238	695,360	13,362
Directors fees	24,090	63,145	1,941
Miscellaneous expense	29,502	689,342	13,580
Interest expense	14,892	42,404	—
Tax expense	145,436	—	—

Total expenses	6,413,080	29,685,464	731,366
Net waived and reimbursed fees	(17,844)	(183,314)	(20,988)
Brokerage commission recapture	—	(23,542)	(336)

Net expenses	6,395,236	29,478,608	710,042

Net investment income	3,451,120	21,719,914	450,516

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	(201,927,087)	(795,405,206)	(15,201,329)
Foreign currency related transactions	374,712	6,315,438	12,375

Net realized loss on investments and foreign currency related transactions	(201,552,375)	(789,089,768)	(15,188,954)

Net change in unrealized appreciation or depreciation on:
Investments (net of Indian capital gains tax accrued)***	322,039,262	1,078,756,058	25,186,501
Foreign currency related transactions	(61,669)	(6,994,676)	(18,306)

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	321,977,593	1,071,761,382	25,168,195

Net realized and unrealized gain on investments and foreign currency related transactions	120,425,218	282,671,614	9,979,241

Increase in net assets resulting from operations	$123,876,338	$304,391,528	$10,429,757

* Foreign taxes withheld	$879,096	$4,350,898	$97,217
** Foreign tax on sale of Indian investments	$96,946	$29,044	$—
*** Foreign tax accrued on Indian Investments	$8,286	$—	$—
(1) Dividends from affiliates	$3,716	$168,206	$5,590

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2009

		ING	ING
	ING	Global	Diversified
	Russia	Bond	International
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,969,289	$—	$—
Dividends from affiliates	—	76,062	—
Dividends from affiliated underlying funds	—	—	8,318,779
Interest	13,208	7,798,942	—
Securities lending income, net	95,712	—	—

Total investment income	3,078,209	7,875,004	8,318,779

EXPENSES:
Investment management fees	3,128,881	732,425	—
Distribution and service fees:
Class A	625,774	187,095	320,614
Class B	—	46,584	181,143
Class C	—	332,217	691,513
Class O	—	3,055	2,256
Class R	—	—	862
Transfer agent fees:
Class A	714,003	83,780	308,893
Class B	—	5,203	44,971
Class C	—	37,104	169,820
Class I	—	5,535	7,404
Class O	—	1,365	2,735
Class R	—	—	428
Class W	—	8	3,946
Administrative service fees	250,308	183,105	221,739
Shareholder reporting expense	141,351	63,873	120,866
Registration fees	41,000	82,779	118,200
Professional fees	104,924	49,873	84,640
Custody and accounting expense	470,312	140,165	19,403
Directors fees	19,016	4,872	14,463
Miscellaneous expense	33,675	28,399	20,741
Interest expense	—	773	109

Total expenses	5,529,244	1,988,210	2,334,746
Net waived and reimbursed fees	—	(282,919)	(856,932)

Net expenses	5,529,244	1,705,291	1,477,814

Net investment income (loss)	(2,451,035)	6,169,713	6,840,965

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENTS IN AFFILIATED UNDERLYING FUNDS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	(70,843,118)	3,009,860	—
Sale of investments in affiliated underlying funds	—	—	(111,148,949)
Foreign currency related transactions	(261,357)	912,034	—
Futures	—	1,337,965	—
Swaps	—	2,003,042	—
Written options	—	71,942	—

Net realized gain (loss) on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	(71,104,475)	7,334,843	(111,148,949)

Net change in unrealized appreciation or depreciation on:
Investments	211,068,449	28,884,650	—
Investments in affiliated underlying funds	—	—	153,259,480
Foreign currency related transactions	164,593	(306,310)	—
Futures	—	(1,432,147)	—
Swaps	—	(107,081)	—
Written options	—	(2,311)	—

Net change in unrealized appreciation or depreciation on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	211,233,042	27,036,801	153,259,480

Net realized and unrealized gain on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	140,128,567	34,371,644	42,110,531

Increase in net assets resulting from operations	$137,677,532	$40,541,357	$48,951,496

* Foreign taxes withheld	$677,085	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Equity Dividend Fund		ING Global Natural Resources Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$3,558,564	$9,635,589	$381,045	$524,746
Net realized gain (loss) on investments and foreign currency related transactions	(73,290,060)	(30,844,710)	(24,773,442)	6,564,298
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	80,191,913	(106,376,002)	43,943,525	(68,185,043)

Increase (decrease) in net assets resulting from operations	10,460,417	(127,585,123)	19,551,128	(61,095,999)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,266,772)	(4,919,694)	(253,882)	(1,172,269)
Class B	(316,335)	(1,311,619)	—	—
Class C	(724,052)	(2,963,675)	—	—
Class I	(48,623)	(16,676)	(766)	(25)
Class O	(355,824)	(927,480)	—	—
Class W	(310,735)	(1,617)	(194)	—
Net realized gains:
Class A	—	(12,404,290)	(5,296,232)	(27,001,614)
Class B	—	(3,985,012)	—	—
Class C	—	(8,739,875)	—	—
Class I	—	(77)	(5,605)	(401)
Class O	—	(1,777,436)	—	—
Class W	—	—	(1,418)	—
Return of capital:
Class A	(89,224)	(432,988)	—	—
Class B	(31,064)	(143,749)	—	—
Class C	(71,099)	(322,744)	—	—
Class I	(2,889)	(1,297)	—	—
Class O	(25,247)	(80,273)	—	—
Class W	(10,305)	(86)	—	—

Total distributions	(3,252,169)	(38,028,588)	(5,558,097)	(28,174,309)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	34,686,563	50,356,257	10,330,214	20,082,371
Reinvestment of distributions	1,993,528	26,212,767	4,970,473	25,092,370

	36,680,091	76,569,024	15,300,687	45,174,741
Cost of shares redeemed	(54,101,898)	(151,235,644)	(12,664,477)	(29,532,033)

Net increase (decrease) in net assets resulting from capital share transactions	(17,421,807)	(74,666,620)	2,636,210	15,642,708

Net increase (decrease) in net assets	(10,213,559)	(240,280,331)	16,629,241	(73,627,600)

NET ASSETS:
Beginning of year	148,983,945	389,264,276	83,741,335	157,368,935

End of year	$138,770,386	$148,983,945	$100,370,576	$83,741,335

Undistributed net investment income (distributions in excess of net investment income) at end of year	$11,181	$(917)	$94,442	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Real Estate Fund		ING Global Value Choice Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$33,848,865	$25,495,756	$467,178	$131,187
Net realized gain (loss) on investments and foreign currency related transactions	(503,179,773)	(221,443,835)	(11,803,835)	6,370,233
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	688,315,397	(761,700,130)	65,867,124	(59,937,524)

Increase (decrease) in net assets resulting from operations	218,984,489	(957,648,209)	54,530,467	(53,436,104)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(15,188,664)	(38,019,770)	—	(330,676)
Class B	(421,176)	(1,594,287)	—	—
Class C	(2,475,980)	(8,408,664)	—	(28,732)
Class I	(8,166,937)	(6,003,778)	—	(77,786)
Class O	(258,598)	(781,015)	—	—
Class Q	—	—	—	(15,997)
Class W	(3,115,932)	(687,839)	—	—
Net realized gains:
Class A	(865,442)	(1,914,849)	—	—
Class B	(29,080)	(111,208)	—	—
Class C	(171,978)	(570,013)	—	—
Class I	(327,550)	(144,690)	—	—
Class O	(13,443)	(44,110)	—	—
Class W	(52,833)	—	—	—
Return of capital:
Class A	(5,852,941)	—	—	—
Class B	(159,326)	—	—	—
Class C	(909,582)	—	—	—
Class I	(2,604,321)	—	—	—
Class O	(82,691)	—	—	—
Class W	(437,241)	—	—	—

Total distributions	(41,133,715)	(58,280,223)	—	(453,191)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	870,249,148	1,452,693,092	164,167,759	48,823,856
Reinvestment of distributions	33,200,656	45,987,277	—	305,217

	903,449,804	1,498,680,369	164,167,759	49,129,073
Cost of shares redeemed	(694,752,679)	(760,365,301)	(115,689,883)	(52,760,826)

Net increase (decrease) in net assets resulting from capital share transactions	208,697,125	738,315,068	48,477,876	(3,631,753)

Net increase (decrease) in net assets	386,547,899	(277,613,364)	103,008,343	(57,521,048)

NET ASSETS:
Beginning of year	1,301,958,081	1,579,571,445	73,162,111	130,683,159

End of year	$1,688,505,980	$1,301,958,081	$176,170,454	$73,162,111

Undistributed net investment income (distributions in excess of net investment income) at end of year	$(5,402,287)	$(42,244,315)	$1,036,069	$(3,478)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Asia-Pacific Real Estate Fund		ING Emerging Countries Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$71,671	$85,018	$295,412	$4,137,274
Net realized loss on investments and foreign currency related transactions	(3,273,897)	(2,044,242)	(41,421,824)	(64,250,220)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	3,791,308	(3,416,307)	85,926,451	(112,328,277)

Increase (decrease) in net assets resulting from operations	589,082	(5,375,531)	44,800,039	(172,441,223)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(64,634)	(59,954)	(1,746,630)	(2,167,642)
Class B	(353)	(206)	(42,502)	(57,378)
Class C	(12,255)	(8,444)	(203,409)	(291,243)
Class I	(13)	(12)	(725,836)	(594,705)
Class Q	—	—	(146,524)	(242,630)
Class W	—	—	(998)	—
Net realized gains:
Class A	—	—	—	(5,291,718)
Class B	—	—	—	(440,600)
Class C	—	—	—	(1,550,833)
Class I	—	—	—	(1,150,536)
Class Q	—	—	—	(551,176)
Class W	—	—	—	(11)
Return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class Q	—	—	—	—
Class W	—	—	—	—

Total distributions	(77,255)	(68,616)	(2,865,899)	(12,338,472)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	993,978	13,425,429	29,894,212	76,881,539
Payments by affiliates (Note 18)	—	—	1,400,280	—
Reinvestment of distributions	7,495	7,752	2,564,649	10,561,811

	1,001,473	13,433,181	33,859,141	87,443,350
Cost of shares redeemed	(3,771,209)	(1,293,847)	(40,483,488)	(130,619,438)

Net increase (decrease) in net assets resulting from capital share transactions	(2,769,736)	12,139,334	(6,624,347)	(43,176,088)

Net increase (decrease) in net assets	(2,257,909)	6,695,187	35,309,793	(227,955,783)

NET ASSETS:
Beginning of year	6,695,187	—	102,688,696	330,644,479

End of year	$4,437,278	$6,695,187	$137,998,489	$102,688,696

Undistributed net investment income at end of year	$337,370	$10,178	$—	$2,746,170

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING European Real Estate Fund		ING Foreign Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$78,704	$77,907	$2,433,639	$4,417,454
Net realized loss on investments and foreign currency related transactions	(1,152,836)	(1,169,983)	(50,146,128)	(111,925,743)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	2,231,676	(1,679,254)	71,640,409	(234,522,763)

Increase (decrease) in net assets resulting from operations	1,157,544	(2,771,330)	23,927,920	(342,031,052)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(181,768)	(76,349)	(4,924,315)	—
Class B	(671)	(197)	(461,405)	—
Class C	(2,381)	(619)	(2,720,389)	—
Class I	(32)	(15)	(3,274,378)	—
Class Q	—	—	(675)	—
Class W	—	—	(13,885)	—
Net realized gains:
Class A	—	—	—	(20,918,671)
Class B	—	—	—	(3,020,180)
Class C	—	—	—	(13,831,219)
Class I	—	—	—	(6,602,918)
Class Q	—	—	—	(50,212)

Total distributions	(184,852)	(77,180)	(11,395,047)	(44,423,200)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,521,942	6,945,489	45,668,879	177,808,541
Reinvestment of distributions	26,992	14,148	8,751,093	32,055,604

	2,548,934	6,959,637	54,419,972	209,864,145
Cost of shares redeemed	(240,480)	(895,509)	(157,258,780)	(224,896,551)

Net increase (decrease) in net assets resulting from capital share transactions	2,308,454	6,064,128	(102,838,808)	(15,032,406)

Net increase (decrease) in net assets	3,281,146	3,215,618	(90,305,935)	(401,486,658)

NET ASSETS:
Beginning of year	3,215,618	—	340,733,808	742,220,466

End of year	$6,496,764	$3,215,618	$250,427,873	$340,733,808

Undistributed net investment income at end of year	$288,525	$95,557	$532,896	$(3,840,375)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			ING Index Plus
	ING Greater China Fund		International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$150,182	$99,166	$2,711,738	$5,128,927
Net realized gain (loss) on investments and foreign currency related transactions	(6,183,150)	2,354,386	(46,411,839)	(46,162,768)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	22,037,965	(47,933,410)	67,294,623	(75,447,161)

Increase (decrease) in net assets resulting from operations	16,004,997	(45,479,858)	23,594,522	(116,481,002)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(80,583)	(206,726)	(337,810)	(28,649)
Class B	(6,660)	—	(28,973)	(8,557)
Class C	(8,156)	—	(31,419)	(13,088)
Class I	(235)	(210)	(2,734,906)	(2,125,491)
Class O	(1,283)	—	(1,555,036)	(19)
Net realized gains:
Class A	(1,583,601)	(6,348,739)	—	(221,431)
Class B	(135,431)	(607,794)	—	(74,576)
Class C	(166,482)	(1,066,835)	—	(113,554)
Class I	(4,563)	(4,310)	—	(11,934,519)
Class O	(24,941)	—	—	(106)

Total distributions	(2,011,935)	(8,234,614)	(4,688,144)	(14,519,990)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,491,821	21,915,224	16,412,648	110,662,967
Payments by affiliates (Note 18)	—	—	497,810	—
Proceeds from shares issued in merger (Note 14)	—	—	—	128,431,314
Reinvestment of distributions	1,500,221	5,628,333	3,297,835	14,382,164

	29,992,042	27,543,557	20,208,293	253,476,445
Cost of shares redeemed	(23,362,569)	(42,164,045)	(37,853,048)	(136,788,066)

Net increase (decrease) in net assets resulting from capital share transactions	6,629,473	(14,620,488)	(17,644,755)	116,688,379

Net increase (decrease) in net assets	20,622,535	(68,334,960)	1,261,623	(14,312,613)

NET ASSETS:
Beginning of year	25,320,600	93,655,560	108,704,814	123,017,427

End of year	$45,943,135	$25,320,600	$109,966,437	$108,704,814

Undistributed net investment income at end of year	$675,252	$1,754,292	$1,980,573	$4,340,300

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Capital
	Appreciation Fund		ING International Real Estate Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$534,798	$1,310,333	$11,398,195	$11,006,499
Net realized loss on investments and foreign currency related transactions	(24,748,005)	(8,360,001)	(174,595,021)	(92,273,326)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	42,982,950	(62,269,125)	274,383,100	(314,335,293)

Increase (decrease) in net assets resulting from operations	18,769,743	(69,318,793)	111,186,274	(395,602,120)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(27,773)	(46,790)	(1,805,423)	(6,762,764)
Class B	(2,107)	(6,221)	(56,721)	(208,426)
Class C	(645)	(7,324)	(397,980)	(2,311,512)
Class I	(1,471,342)	(1,713,778)	(8,854,996)	(9,218,250)
Class W	—	—	(22,546)	(3,394)
Net realized gains:
Class A	—	(171,474)	—	—
Class B	—	(29,527)	—	—
Class C	—	(33,222)	—	—
Class I	—	(4,964,217)	—	—
Return of capital:
Class A	(1,123)	—	—	(3,653,580)
Class B	(174)	—	—	(146,325)
Class C	(277)	—	—	(1,612,691)
Class I	(34,524)	—	—	(4,371,301)
Class W	—	—	—	(1,599)

Total distributions	(1,537,965)	(6,972,553)	(11,137,666)	(28,289,842)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,295,441	24,115,204	244,320,032	609,238,402
Proceeds from shares issued in merger (Note 14)	54,440,262	—	—	—
Reinvestment of distributions	1,520,985	6,792,519	4,243,297	13,626,372

	69,256,688	30,907,723	248,563,329	622,864,774
Cost of shares redeemed	(27,912,810)	(51,860,888)	(232,704,593)	(309,952,586)

Net increase (decrease) in net assets resulting from capital share transactions	41,343,878	(20,953,165)	15,858,736	312,912,188

Net increase (decrease) in net assets	58,575,656	(97,244,511)	115,907,344	(110,979,774)

NET ASSETS:
Beginning of year	50,161,716	147,406,227	420,821,427	531,801,201

End of year	$108,737,372	$50,161,716	$536,728,771	$420,821,427

Undistributed net investment income (distributions in excess of net investment income) at end of year	$1,452	$1,056,223	$31,518,711	$(10,247)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International SmallCap
	Multi-Manager Fund		ING International Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$3,451,120	$11,128,871	$21,719,914	$76,380,681
Net realized gain (loss) on investments and foreign currency related transactions	(201,552,375)	(158,816,436)	(789,089,768)	505,106,913
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	321,977,593	(509,074,218)	1,071,761,382	(2,414,730,218)

Increase (decrease) in net assets resulting from operations	123,876,338	(656,761,783)	304,391,528	(1,833,242,624)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(4,710,212)	(2,482,496)	(29,625,296)	(20,593,112)
Class B	(75,770)	—	(1,344,909)	(250,157)
Class C	(548,565)	—	(7,248,733)	(2,488,818)
Class I	(4,347,655)	(2,905,473)	(27,711,835)	(29,292,792)
Class O	(3,592)	—	—	—
Class Q	(1,075,645)	(658,389)	(477,615)	(353,269)
Class W	(349,538)	—	—	—
Net realized gains:
Class A	—	(60,574,187)	(127,294,102)	(304,767,165)
Class B	—	(7,140,703)	(11,916,381)	(41,150,109)
Class C	—	(12,894,884)	(46,020,354)	(110,803,630)
Class I	—	(43,991,753)	(100,409,222)	(313,841,980)
Class O	—	(1)	—	—
Class Q	—	(14,059,252)	(1,708,325)	(3,792,184)
Class W	—	(131)	—	—

Total distributions	(11,110,977)	(144,707,269)	(353,756,772)	(827,333,216)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	113,096,459	267,975,778	392,893,693	671,204,202
Payments by affiliates (Note 18)	2,661,920	—	955,441	—
Reinvestment of distributions	7,610,077	106,441,115	252,944,813	592,109,119

	123,368,456	374,416,893	646,793,947	1,263,313,321
Cost of shares redeemed	(204,983,628)	(378,623,842)	(1,015,622,982)	(1,909,403,374)

Net decrease in net assets resulting from capital share transactions	(81,615,172)	(4,206,949)	(368,829,035)	(646,090,053)

Net increase (decrease) in net assets	31,150,189	(805,676,001)	(418,194,279)	(3,306,665,893)

NET ASSETS:
Beginning of year	395,631,418	1,201,307,419	2,092,111,581	5,398,777,474

End of year	$426,781,607	$395,631,418	$1,673,917,302	$2,092,111,581

Undistributed net investment income at end of year	$5,637,485	$10,631,527	$26,247,882	$63,338,094

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Value Choice Fund		ING Russia Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income (loss)	$450,516	$492,702	$(2,451,035)	$(4,900,253)
Net realized gain (loss) on investments and foreign currency related transactions	(15,188,954)	(401,390)	(71,104,475)	165,557,937
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	25,168,195	(35,708,799)	211,233,042	(675,721,202)

Increase (decrease) in net assets resulting from operations	10,429,757	(35,617,487)	137,677,532	(515,063,518)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(87,098)	(112,875)	—	—
Class B	(498)	(307)	—	—
Class C	(897)	—	—	—
Class I	(532,022)	(693,103)	—	—
Net realized gains:
Class A	—	(2,221,665)	(82,435,965)	(137,654,710)
Class B	—	(507,826)	—	—
Class C	—	(656,889)	—	—
Class I	—	(8,389,969)	—	—

Total distributions	(620,515)	(12,582,634)	(82,435,965)	(137,654,710)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,285,055	29,490,166	64,172,973	221,879,155
Reinvestment of distributions	611,830	11,960,549	71,291,248	116,874,956

	14,896,885	41,450,715	135,464,221	338,754,111
Redemption fee proceeds (Note 4)	—	—	262,776	1,344,090
Cost of shares redeemed	(24,592,282)	(29,962,847)	(78,843,963)	(348,756,344)

Net increase (decrease) in net assets resulting from capital share transactions	(9,695,397)	11,487,868	56,883,034	(8,658,143)

Net increase (decrease) in net assets	113,845	(36,712,253)	112,124,601	(661,376,371)

NET ASSETS:
Beginning of year	49,034,249	85,746,502	261,127,369	922,503,740

End of year	$49,148,094	$49,034,249	$373,251,970	$261,127,369

Undistributed net investment income at end of year	$313,098	$557,203	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Bond Fund		ING Diversified International Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$6,169,713	$2,043,534	$6,840,965	$5,865,573
Net realized gain (loss) on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	7,334,843	3,186,716	(111,148,949)	(18,522,580)
Net change in unrealized appreciation or depreciation on investments, investments in affiliated underlying funds, foreign currency related transactions, futures, swaps, and written options	27,036,801	(7,619,480)	153,259,480	(292,969,322)

Increase (decrease) in net assets resulting from operations	40,541,357	(2,389,230)	48,951,496	(305,626,329)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,002,341)	(3,359,515)	(16,890,294)	(6,883,232)
Class B	(48,083)	(100,198)	(2,007,249)	(519,915)
Class C	(369,590)	(710,709)	(7,933,560)	(2,156,592)
Class I	(2,185,382)	(9,087)	(585,985)	(586)
Class O	(39,407)	(1,127)	(33,579)	—
Class R	—	—	(21,054)	(6,279)
Class W	(6,692)	—	(182,219)	—
Net realized gains:
Class A	(1,641,363)	(369,378)	—	(2,346,495)
Class B	(99,095)	(6,552)	—	(269,552)
Class C	(709,315)	(30,696)	—	(1,057,058)
Class I	(7,774)	(12)	—	(180)
Class O	(6,537)	—	—	—
Class R	—	—	—	(2,520)

Total distributions	(6,115,579)	(4,587,274)	(27,653,940)	(13,242,409)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	230,053,379	125,112,248	36,087,099	166,546,295
Reinvestment of distributions	4,998,292	2,140,936	21,285,904	9,865,969

	235,051,671	127,253,184	57,373,003	176,412,264
Cost of shares redeemed	(87,745,529)	(37,864,589)	(117,220,417)	(185,570,371)

Net increase (decrease) in net assets resulting from capital share transactions	147,306,142	89,388,595	(59,847,414)	(9,158,107)

Net increase (decrease) in net assets	181,731,920	82,412,091	(38,549,858)	(328,026,845)

NET ASSETS:
Beginning of year	113,269,524	30,857,433	268,128,583	596,155,428

End of year	$295,001,444	$113,269,524	$229,578,725	$268,128,583

Undistributed net investment income at end of year	$7,124,031	$23,882	$—	$20,777,313

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																			Supplemental
		operations				Less distributions								Ratios to average net assets							Data
	Net
	asset			Net								Net			Expenses net of
	value,			realized	Total							asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)

ING Global Equity Dividend Fund
Class A
10-31-09	8.77	0	.26•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.41	10.41	1.54	1.40		1.40		3.24		46,871	93
10-31-08	16.84	0.56		(6.84)	(6.28)	0.54	1.20	0.05	1.79	—	—	8.77	(40.84)	1.42	1.41		1.41		3.85		63,134	46
10-31-07	15.76	0	.54•	1.84	2.38	0.55	0.75	—	1.30	—	—	16.84	15.80	1.26	1.26		1.26		3.31		182,669	36
10-31-06	13.07	0.54		2.85	3.39	0.51	0.19	—	0.70	—	—	15.76	26.56	1.27	1.33		1.33		3.76		108,911	50
10-31-05	12.41	0	.47•	0.92	1.39	0.54	0.19	—	0.73	—	—	13.07	11.45	1.28	1.40		1.40		3.60		73,186	57
Class B
10-31-09	8.74	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.38	9.60	2.29	2.15		2.15		2.48		16,147	93
10-31-08	16.79	0.46		(6.82)	(6.36)	0.44	1.20	0.05	1.69	—	—	8.74	(41.32)	2.17	2.16		2.16		3.11		21,311	46
10-31-07	15.72	0.39		1.86	2.25	0.43	0.75	—	1.18	—	—	16.79	14.94	2.01	2.01		2.01		2.53		58,093	36
10-31-06	13.05	0.43		2.84	3.27	0.41	0.19	—	0.60	—	—	15.72	25.55	2.02	2.08		2.08		3.05		44,936	50
10-31-05	12.37	0	.37•	0.92	1.29	0.42	0.19	—	0.61	—	—	13.05	10.65	2.03	2.15		2.15		2.83		28,811	57
Class C
10-31-09	8.72	0.21		0.61	0.82	0.16	—	0.02	0.18	—	—	9.36	9.63	2.29	2.15		2.15		2.48		37,687	93
10-31-08	16.75	0.44		(6.78)	(6.34)	0.44	1.20	0.05	1.69	—	—	8.72	(41.29)	2.17	2.16		2.16		3.13		48,567	46
10-31-07	15.69	0.39		1.86	2.25	0.44	0.75	—	1.19	—	—	16.75	14.94	2.01	2.01		2.01		2.54		124,765	36
10-31-06	13.02	0.43		2.84	3.27	0.41	0.19	—	0.60	—	—	15.69	25.62	2.02	2.08		2.08		3.03		77,426	50
10-31-05	12.37	0	.37•	0.90	1.27	0.43	0.19	—	0.62	—	—	13.02	10.51	2.03	2.15		2.15		2.82		48,965	57
Class I
10-31-09	8.78	0	.29•	0.63	0.92	0.26	—	0.02	0.28	—	—	9.42	10.92	1.07	0.93		0.93		3.61		1,824	93
10-31-08	16.83	0.47		(6.68)	(6.21)	0.59	1.20	0.05	1.84	—	—	8.78	(40.49)	1.07	1.06		1.06		3.16		1,207	46
08-01-07(4)–10-31-07	15.81	0	.12•	1.03	1.15	0.13	—	—	0.13	—	—	16.83	7.26	0.90	0.90		0.90		2.98		1	36
Class O
10-31-09	8.76	0	.26•	0.62	0.88	0.22	—	0.02	0.24	—	—	9.40	10.41	1.54	1.40		1.40		3.18		14,920	93
10-31-08	16.83	0	.51•	(6.78)	(6.27)	0.55	1.20	0.05	1.80	—	—	8.76	(40.83)	1.42	1.41		1.41		3.95		14,695	46
11-15-06(4)–10-31-07	15.86	0	.55•	1.74	2.29	0.57	0.75	—	1.32	—	—	16.83	15.12	1.26	1.26		1.26		3.46		23,737	36
Class W
10-31-09	9.53	0	.26•	0.74	1.00	0.26	—	0.02	0.28	—	—	10.25	10.92	1.07	0.93		0.93		2.68		21,321	93
02-12-08(4)–10-31-08	14.51	0.35		(4.83)	(4.48)	0.46	—	0.04	0.50	—	—	9.53	(31.78)	1.07	1.06		1.06		3.38		70	46

ING Global Natural Resources Fund
Class A
10-31-09	6.74	0.03		1.50	1.53	0.02	0.43	—	0.45	—	—	7.82	24.38	1.64	1	.64†	1	.64†	0	.45†	99,674	81
10-31-08	14.18	0.05		(4.92)	(4.87)	0.11	2.46	—	2.57	—	—	6.74	(41.12)	1.46	1	.46†	1	.46†	0	.37†	83,713	116
10-31-07	10.46	(0.03)		4.36	4.33	0.26	0.35	—	0.61	—	—	14.18	43.22	1.44	1	.44†	1	.44†	(0	.28)†	157,367	121
10-31-06	7.34	(0.06)		3.20	3.14	0.02	—	—	0.02	—	—	10.46	42.76	1.42	1.42		1.42		(0.61)		121,112	158
10-31-05	7.09	(0.06)		0.54	0.48	0.23	—	—	0.23	—	—	7.34	6.81	1.56	1.56		1.56		(0.77)		87,441	78
Class I
10-31-09	6.75	0	.05•	1.52	1.57	0.06	0.43	—	0.49	—	—	7.83	25.10	1.19	1	.19†	1	.19†	0	.68†	510	81
10-31-08	14.19	0	.12•	(4.95)	(4.83)	0.15	2.46	—	2.61	—	—	6.75	(40.87)	1.11	1	.11†	1	.11†	1	.04†	1	116
08-01-07(4)–10-31-07	12.07	0	.00*	2.12	2.12	—	—	—	—	—	—	14.19	17.56	1.08	1	.08†	1	.08†	0	.09†	2	121
Class W
10-31-09	8.39	0	.05•	1.91	1.96	0.06	0.43	—	0.49	—	—	9.86	24.84	1.19	1	.19†	1	.19†	0	.64†	186	81
02-12-08(4)–10-31-08	12.84	0	.03•	(4.48)	(4.45)	—	—	—	—	—	—	8.39	(34.66)	1.11	1	.11†	1	.11†	0	.38†	27	116

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations					Less distributions										Ratios to average net assets							Data
	Net
	asset			Net										Net				Expenses net of
	value,			realized		Total								asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and		from	From net						Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized		investment	investment	From net	From return of	Total	Payment		fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)		operations	income	realized gains	capital	distributions	by affiliate		to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)		($)	($)	($)	($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Real Estate Fund
Class A
10-31-09	12.56	0	.32•	1.75		2.07	0.27	0.01	0.09	0.37	—		—	14.26	17.37		1.49	1	.49†	1	.49†	2	.74†	893,470	66
10-31-08	24.19	0	.33•	(11.19)		(10.86)	0.73	0.04	—	0.77	—		—	12.56	(46.00)		1.41	1	.41†	1	.41†	1	.76†	836,314	44
10-31-07	22.23	0	.22•	3.13		3.35	1.08	0.31	—	1.39	—		—	24.19	15.44		1.30	1.30		1.30		0.96		1,115,493	57
10-31-06	17.14	0	.20•	6.41		6.61	0.46	1.06	—	1.52	—		—	22.23	41.09		1.39	1.39		1.39		1.04		467,405	39
10-31-05	15.40	0	.26•(b)	2	.94(b)	3.20	0.54	0.92	—	1.46	—		—	17.14	21.95		1.50	1.59		1.59		1	.58(b)	138,314	91
Class B
10-31-09	10.66	0	.20•	1.46		1.66	0.22	0.01	0.08	0.31	—		—	12.01	16.39		2.24	2	.24†	2	.24†	2	.06†	22,218	66
10-31-08	20.67	0	.16•	(9.52)		(9.36)	0.61	0.04	—	0.65	—		—	10.66	(46.40)		2.16	2	.16†	2	.16†	0	.99†	23,663	44
10-31-07	19.20	0	.04•	2.69		2.73	0.95	0.31	—	1.26	—		—	20.67	14.59		2.05	2.05		2.05		0.22		57,837	57
10-31-06	15.01	0	.05•	5.56		5.61	0.36	1.06	—	1.42	—		—	19.20	40.04		2.14	2.14		2.14		0.31		31,677	39
10-31-05	13.67	0	.12•(b)	2	.59(b)	2.71	0.45	0.92	—	1.37	—		—	15.01	21.05		2.25	2.34		2.34		0	.79(b)	12,302	91
Class C
10-31-09	11.22	0	.21•	1.54		1.75	0.22	0.01	0.07	0.30	—		—	12.67	16.40		2.24	2	.24†	2	.24†	2	.03†	149,943	66
10-31-08	21.70	0.16		(9.99)		(9.83)	0.61	0.04	—	0.65	—		—	11.22	(46.38)		2.16	2	.16†	2	.16†	0	.99†	153,110	44
10-31-07	20.10	0	.04•	2.82		2.86	0.95	0.31	—	1.26	—		—	21.70	14.57		2.05	2.05		2.05		0.20		303,235	57
10-31-06	15.65	0	.05•	5.82		5.87	0.36	1.06	—	1.42	—		—	20.10	40.06		2.14	2.14		2.14		0.29		109,197	39
10-31-05	14.19	0	.12•(b)	2	.71(b)	2.83	0.45	0.92	—	1.37	—		—	15.65	21.11		2.25	2.34		2.34		0	.78(b)	27,989	91
Class I
10-31-09	12.57	0	.35•	1.76		2.11	0.30	0.01	0.11	0.42	—		—	14.26	17.76		1.12	1	.12†	1	.12†	2	.96†	457,742	66
10-31-08	24.21	0	.38•	(11.17)		(10.79)	0.81	0.04	—	0.85	—		—	12.57	(45.77)		1.01	1	.01†	1	.01†	2	.12†	225,881	44
10-31-07	22.23	0	.28•	3.16		3.44	1.15	0.31	—	1.46	—		—	24.21	15.88		0.95	0.95		0.95		1.24		76,869	57
10-31-06	17.14	0	.28•	6.39		6.67	0.52	1.06	—	1.58	—		—	22.23	41.49		1.06	1.06		1.06		1.40		11,226	39
06-03-05(4)–10-31-05	16.32	0	.14•(b)	0	.86(b)	1.00	0.18	—	—	0.18	—		—	17.14	6.14		1.22	1.30		1.30		0	.85(b)	1,681	91
Class O
10-31-09	12.55	0	.32•	1.76		2.08	0.27	0.01	0.09	0.37	—		—	14.26	17.38		1.49	1	.49†	1	.49†	2	.76†	13,575	66
10-31-08	24.19	0	.33•	(11.19)		(10.86)	0.74	0.04	—	0.78	—		—	12.55	(46.03)		1.41	1	.41†	1	.41†	1	.74†	12,758	44
11-15-06(4)–10-31-07	22.20	0	.20•	3.20		3.40	1.10	0.31	—	1.41	—		—	24.19	15.68		1.30	1.30		1.30		0.90		26,137	57
Class W
10-31-09	12.59	0	.34•	1.78		2.12	0.31	0.01	0.11	0.43	—		—	14.28	17.78		1.12	1	.12†	1	.12†	2	.88†	151,558	66
02-12-08(4)–10-31-08	19.29	0.28		(6.65)		(6.37)	0.33	—	—	0.33	—		—	12.59	(33.53)		1.01	1	.01†	1	.01†	1	.95†	50,233	44

ING Global Value Choice Fund
Class A
10-31-09	16.84	0	.12•	9.29		9.41	—	—	—	—	—		—	26.25	55.88		1.58	1	.50†	1	.49†	0	.56†	107,499	81
10-31-08	28.40	0.11		(11.51)		(11.40)	0.16	—	—	0.16	—		—	16.84	(40.34)		1.62	1	.55†	1	.53†	0	.41†	38,258	73
10-31-07	21.72	0.01		6.67		6.68	—	—	—	—	—		—	28.40	30.76		1.77	1.82		1.81		0.04		58,600	66
10-31-06	18.16	0.08		3.62		3.70	0.14	—	—	0.14	—		—	21.72	20.48		1.78	1.78		1.77		0.40		47,305	77
10-31-05	15.96	0.09		2.11		2.20	—	—	—	—	0	.00*	—	18.16	13	.78(a)	1.90	1.85		1.85		0.46		41,941	129
Class B
10-31-09	18.10	(0.05)		9.95		9.90	—	—	—	—	—		—	28.00	54.70		2.33	2	.25†	2	.24†	(0	.19)†	7,105	81
10-31-08	30.58	(0	.11)•	(12.37)		(12.48)	—	—	—	—	—		—	18.10	(40.81)		2.37	2	.30†	2	.28†	(0	.39)†	6,722	73
10-31-07	23.54	(0	.17)•	7.21		7.04	—	—	—	—	—		—	30.58	29.91		2.42	2.47		2.46		(0.62)		22,049	66
10-31-06	19.67	(0.04)		3.91		3.87	—	—	—	—	—		—	23.54	19.67		2.43	2.43		2.42		(0.25)		21,364	77
10-31-05	17.39	(0.04)		2.32		2.28	—	—	—	—	0	.00*	—	19.67	13	.11(a)	2.55	2.50		2.50		(0.19)		23,483	129

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																					Supplemental
		operations				Less distributions										Ratios to average net assets							Data
	Net
	asset			Net									Net				Expenses net of
	value,			realized	Total								asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net						Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment		fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate		to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Value Choice Fund (continued)
Class C
10-31-09	16.08	(0.05)		8.85	8.80	—	—	—	—	—		—	24.88	54.73		2.33	2	.25†	2	.24†	(0	.30)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	—	—	0.02	—		—	16.08	(40.79)		2.37	2	.30†	2	.28†	(0	.36)†	21,045	73
10-31-07	20.93	(0	.14)•	6.39	6.25	—	—	—	—	—		—	27.18	29.86		2.42	2.47		2.46		(0.60)		39,537	66
10-31-06	17.50	(0.05)		3.50	3.45	0.02	—	—	0.02	—		—	20.93	19.73		2.43	2.43		2.42		(0.26)		31,612	77
10-31-05	15.48	(0.04)		2.06	2.02	—	—	—	—	0	.00*	—	17.50	13	.05(a)	2.55	2.50		2.50		(0.19)		30,918	129
Class I
10-31-09	16.92	0	.18•	9.36	9.54	—	—	—	—	—		—	26.46	56.38		1.18	1	.17†	1	.16†	0	.82†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	—	—	0.28	—		—	16.92	(40.13)		1.22	1	.22†	1	.20†	0	.76†	5,794	73
10-31-07	21.73	0.15		6.69	6.84	—	—	—	—	—		—	28.57	31.48		1.25	1.30		1.29		0.67		7,845	66
09-06-06(4)–10-31-06	21.31	(0.11)		0.53	0.42	—	—	—	—	—		—	21.73	1.97		1.27	1.26		1.26		(0.69)		3,010	77
Class Q
10-31-09	19.78	0	.18•	10.90	11.08	—	—	—	—	—		—	30.86	56.02		1.43	1	.42†	1	.41†	0	.72†	2,622	81
10-31-08	33.36	0.13		(13.51)	(13.38)	0.20	—	—	0.20	—		—	19.78	(40.31)		1.47	1	.47†	1	.45†	0	.46†	1,343	73
10-31-07	25.44	0	.08•	7.84	7.92	—	—	—	—	—		—	33.36	31.13		1.50	1.55		1.54		0.29		2,652	66
10-31-06	21.25	0	.18•	4.20	4.38	0.19	—	—	0.19	—		—	25.44	20.75		1.52	1.52		1.51		0.75		2,757	77
10-31-05	18.61	0.15		2.49	2.64	—	—	—	—	0	.00*	—	21.25	14	.19(a)	1.60	1.55		1.55		0.75		4,387	129
Class W
06-01-09(4)–10-31-09	24.24	(0	.08)•	2.30	2.22	—	—	—	—	—		—	26.46	9.16		1.18	1	.17†	1	.16†	(0	.79)†	250	81

ING Asia-Pacific Real Estate Fund
Class A
10-31-09	4.51	0	.10•	1.21	1.31	0.11	—	—	0.11	—		—	5.71	29.71		5.08	1	.77†	1	.77†	2	.23†	3,479	98
11-01-07(4)–10-31-08	10.00	0.11		(5.50)	(5.39)	0.10	—	—	0.10	—		—	4.51	(54.27)		4.14	1.75		1.75		1.54		3,144	81
Class B
10-31-09	4.50	0.07		1.19	1.26	0.08	—	—	0.08	—		—	5.68	28.60		5.83	2	.52†	2	.52†	1	.43†	27	98
11-01-07(4)–10-31-08	10.00	0.07		(5.51)	(5.44)	0.06	—	—	0.06	—		—	4.50	(54.63)		4.89	2.50		2.50		1.15		18	81
Class C
10-31-09	4.50	0	.06•	1.21	1.27	0.08	—	—	0.08	—		—	5.69	28.54		5.83	2	.52†	2	.52†	1	.39†	930	98
11-01-07(4)–10-31-08	10.00	0	.06•	(5.50)	(5.44)	0.06	—	—	0.06	—		—	4.50	(54.62)		4.89	2.50		2.50		1.12		3,532	81
Class I
10-31-09	4.50	0	.11•	1.20	1.31	0.13	—	—	0.13	—		—	5.68	29.97		4.82	1	.51†	1	.51†	2	.40†	1	98
11-01-07(4)–10-31-08	10.00	0.13		(5.51)	(5.38)	0.12	—	—	0.12	—		—	4.50	(54.25)		3.89	1.50		1.50		1.77		0 **	81

ING Emerging Countries Fund
Class A
10-31-09	16.04	0	.05•	7.82	7.87	0.50	—	—	0.50	0.23		—	23.64	52	.02(e)	2.28	2.04		2.04		0.29		77,556	148
10-31-08	41.48	0.71		(24.59)	(23.88)	0.45	1.11	—	1.56	—		—	16.04	(59.64)		2.10	1.96		1.94		1.86		60,207	177
10-31-07	29.62	0.47		11.82	12.29	0.43	—	—	0.43	—		—	41.48	41.93		1.99	1.89		1.86		1.42		197,307	51
10-31-06	23.60	0.48		5.68	6.16	—	0.14	—	0.14	—		—	29.62	26.19		2.02	1.92		1.91		1.80		123,219	35
10-31-05	19.40	0.19		3.98	4.17	0.02	—	—	0.02	0.05		—	23.60	21	.76(c)	2.09	2.00		2.00		0.91		87,143	124
Class B
10-31-09	15.73	(0	.08)•	7.74	7.66	0.17	—	—	0.17	0.23		—	23.45	50	.68(e)	2.93	2.79		2.79		(0.44)		4,973	148
10-31-08	40.67	0	.36•	(24.05)	(23.69)	0.14	1.11	—	1.25	—		—	15.73	(59.94)		2.75	2.71		2.69		1.10		4,312	177
10-31-07	29.04	0	.24•	11.57	11.81	0.18	—	—	0.18	—		—	40.67	40.85		2.64	2.64		2.61		0.67		16,648	51
10-31-06	23.17	0	.28•	5.59	5.87	—	—	—	—	—		—	29.04	25.33		2.67	2.67		2.66		1.06		13,575	35
10-31-05	19.17	0.04		3.91	3.95	—	—	—	—	0.05		—	23.17	20	.87(c)	2.74	2.74		2.74		0.14		12,562	124

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net
	asset			Net								Net				Expenses net of
	value,			realized	Total							asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Emerging Countries Fund (continued)
Class C
10-31-09	14.82	(0	.07)•	7.26	7.19	0.22	—	—	0.22	0.22	—	22.01	50	.69(e)	2.93	2.79		2.79		(0.42)		16,868	148
10-31-08	38.45	0	.34•	(22.65)	(22.31)	0.21	1.11	—	1.32	—	—	14.82	(59.92)		2.75	2.71		2.69		1.11		14,586	177
10-31-07	27.53	0.20		10.97	11.17	0.25	—	—	0.25	—	—	38.45	40.82		2.64	2.64		2.61		0.65		53,885	51
10-31-06	22.04	0.25		5.31	5.56	0.07	—	—	0.07	—	—	27.53	25.29		2.67	2.67		2.66		1.12		35,847	35
10-31-05	18.24	0.03		3.72	3.75	—	—	—	—	0.05	—	22.04	20	.83(c)	2.74	2.74		2.74		0.25		20,985	124
Class I
10-31-09	16.11	0	.13•	7.82	7.95	0.63	—	—	0.63	0.23	—	23.66	52	.74(e)	1.74	1.60		1.60		0.71		30,758	148
10-31-08	41.63	0	.56•	(24.40)	(23.84)	0.57	1.11	—	1.68	—	—	16.11	(59.48)		1.67	1.63		1.61		1.79		18,429	177
10-31-07	29.72	0.55		11.90	12.45	0.54	—	—	0.54	—	—	41.63	42.41		1.56	1.56		1.53		1.71		41,551	51
12-21-05(4)–10-31-06	25.52	0	.65•	3.55	4.20	—	—	—	—	—	—	29.72	16.46		1.55	1.55		1.54		2.73		23,456	35
Class Q
10-31-09	16.65	0	.10•	8.10	8.20	0.50	—	—	0.50	0.24	—	24.59	52	.23(e)	1.99	1.85		1.85		0.53		7,751	148
10-31-08	42.92	0.91		(25.58)	(24.67)	0.49	1.11	—	1.60	—	—	16.65	(59.53)		1.92	1.88		1.86		1.98		5,120	177
10-31-07	30.62	0.44		12.31	12.75	—	0.45	—	0.45	—	—	42.92	42.05		1.81	1.81		1.78		1.49		21,253	51
10-31-06	24.38	0	.59•	5.81	6.40	—	0.16	—	0.16	—	—	30.62	26.37		1.80	1.80		1.79		2.09		10,700	35
10-31-05	20.03	0.26		4.07	4.33	0.03	—	—	0.03	0.05	—	24.38	21	.89(c)	1.85	1.85		1.85		1.12		10,776	124
Class W
10-31-09	16.85	0	.01•	8.31	8.32	0.64	—	—	0.64	0.24	—	24.77	52	.70(e)	1.74	1.60		1.60		0.04		93	148
02-12-08(4)–10-31-08	36.18	0	.54•	(19.86)	(19.32)	—	0.01	—	0.01	—	—	16.85	(53.42)		1.67	1.63		1.61		2.48		36	177

ING European Real Estate Fund
Class A
10-31-09	5.33	0	.12•	1.71	1.83	0.31	—	—	0.31	—	—	6.85	36.84		3.84	1	.75†	1	.75†	2	.34†	6,400	130
11-01-07(4)–10-31-08	10.00	0	.13•	(4.68)	(4.55)	0.12	—	—	0.12	—	—	5.33	(45.92)		4.45	1	.75†	1	.75†	1	.52†	3,157	162
Class B
10-31-09	5.32	0	.08•	1.69	1.77	0.27	—	—	0.27	—	—	6.82	35.71		4.59	2	.50†	2	.50†	1	.56†	30	130
11-01-07(4)–10-31-08	10.00	0	.07•	(4.68)	(4.61)	0.07	—	—	0.07	—	—	5.32	(46.34)		5.20	2	.50†	2	.50†	0	.85†	10	162
Class C
10-31-09	5.30	0.10		1.68	1.78	0.27	—	—	0.27	—	—	6.81	35.77		4.59	2	.50†	2	.50†	1	.85†	67	130
11-01-07(4)–10-31-08	10.00	0.09		(4.72)	(4.63)	0.07	—	—	0.07	—	—	5.30	(46.57)		5.20	2	.50†	2	.50†	1	.13†	48	162
Class I
10-31-09	5.33	0	.16•	1.67	1.83	0.32	—	—	0.32	—	—	6.84	37.07		3.49	1	.40†	1	.40†	3	.07†	1	130
11-01-07(4)–10-31-08	10.00	0	.15•	(4.68)	(4.53)	0.14	—	—	0.14	—	—	5.33	(45.77)		4.20	1	.40†	1	.40†	1	.75†	1	162
ING Foreign Fund
Class A
10-31-09	11.68	0	.12•	1.50	1.62	0.45	—	—	0.45	—	—	12.85	14.38		1.78	1	.70†	1	.70†	1	.13†	93,829	176
10-31-08	23.54	0	.18•	(10.65)	(10.47)	—	1.39	—	1.39	—	—	11.68	(47.01)		1.61	1	.60†	1	.60†	0	.93†	151,246	116
10-31-07	18.56	0.10		5.56	5.66	—	0.68	—	0.68	—	—	23.54	31.32		1.54	1.54		1.54		0.59		349,917	69
10-31-06	14.79	0	.08•	4.05	4.13	—	0.36	—	0.36	—	—	18.56	28.39		1.58	1.65		1.65		0.49		219,819	65
10-31-05	12.38	0.06		2.35	2.41	—	—	—	—	—	—	14.79	19.47		1.66	1.68		1.68		0.53		122,883	81
Class B
10-31-09	11.19	0	.04•	1.43	1.47	0.30	—	—	0.30	—	—	12.36	13.42		2.53	2	.45†	2	.45†	0	.38†	14,077	176
10-31-08	22.78	0	.02•	(10.22)	(10.20)	—	1.39	—	1.39	—	—	11.19	(47.42)		2.36	2	.35†	2	.35†	0	.11†	18,831	116
10-31-07	18.11	(0.03)		5.38	5.35	—	0.68	—	0.68	—	—	22.78	30.35		2.29	2.29		2.29		(0.16)		50,276	69
10-31-06	14.55	(0	.04)•	3.96	3.92	—	0.36	—	0.36	—	—	18.11	27.40		2.33	2.40		2.40		(0.24)		38,136	65
10-31-05	12.26	(0.03)		2.32	2.29	—	—	—	—	—	—	14.55	18.68		2.41	2.43		2.43		(0.23)		22,944	81

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net
	asset			Net									Net			Expenses net of
	value,			realized	Total								asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net						Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net		From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains		capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Foreign Fund (continued)
Class C
10-31-09	11.21	0	.04•	1.43	1.47	0.32	—		—	0.32	—	—	12.36	13.43	2.53	2	.45†	2	.45†	0	.38†	76,677	176
10-31-08	22.81	0	.03•	(10.24)	(10.21)	—	1.39		—	1.39	—	—	11.21	(47.40)	2.36	2	.35†	2	.35†	0	.14†	102,274	116
10-31-07	18.14	(0.03)		5.38	5.35	—	0.68		—	0.68	—	—	22.81	30.30	2.29	2.29		2.29		(0.14)		232,439	69
10-31-06	14.57	(0	.04)•	3.97	3.93	—	0.36		—	0.36	—	—	18.14	27.43	2.33	2.40		2.40		(0.26)		154,101	65
10-31-05	12.28	(0.03)		2.32	2.29	—	—		—	—	—	—	14.57	18.65	2.41	2.43		2.43		(0.27)		87,877	81
Class I
10-31-09	11.92	0	.16•	1.54	1.70	0.54	—		—	0.54	—	—	13.08	14.82	1.33	1	.31†	1	.31†	1	.44†	65,256	176
10-31-08	23.91	0	.24•	(10.84)	(10.60)	—	1.39		—	1.39	—	—	11.92	(46.82)	1.28	1	.27†	1	.27†	1	.26†	68,020	116
10-31-07	18.78	0.16		5.65	5.81	—	0.68		—	0.68	—	—	23.91	31.76	1.21	1.21		1.21		0.94		108,732	69
10-31-06	14.93	0	.13•	4.08	4.21	—	0.36		—	0.36	—	—	18.78	28.67	1.28	1.35		1.34		0.78		61,248	65
10-31-05	12.45	0.34		2.14	2.48	—	—		—	—	—	—	14.93	19.92	1.34	1.35		1.35		0.97		1,049	81
Class Q
10-31-09	11.73	0	.15•	1.52	1.67	0.19	—		—	0.19	—	—	13.21	14.37	1.58	1	.56†	1	.56†	1	.29†	23	176
10-31-08	23.63	0	.18•	(10.69)	(10.51)	—	1.39		—	1.39	—	—	11.73	(47.00)	1.53	1	.52†	1	.52†	0	.94†	66	116
10-31-07	18.61	0	.17•	5.53	5.70	—	0.68		—	0.68	—	—	23.63	31.45	1.45	1.45		1.45		0.82		856	69
10-31-06	14.82	0	.07•	4.08	4.15	—	0.36		—	0.36	—	—	18.61	28.47	1.53	1.60		1.60		0.43		1,196	65
10-31-05	12.40	0.08		2.34	2.42	—	—		—	—	—	—	14.82	19.52	1.59	1.60		1.60		0.53		1,079	81
Class W
10-31-09	12.71	0	.18•	1.63	1.81	0.54	—		—	0.54	—	—	13.98	14.79	1.33	1	.31†	1	.31†	1	.47†	566	176
02-12-08(4)–10-31-08	20.48	0	.27•	(8.04)	(7.77)	—	—		—	—	—	—	12.71	(37.94)	1.28	1	.27†	1	.27†	2	.03†	296	116

ING Greater China Fund
Class A
10-31-09	9.24	0	.07•	5.78	5.85	0.21	0.60		—	0.81	—	—	14.28	67.10	2.29	2.11		2.11		0.58		32,860	134
10-31-08	24.43	0	.05•	(13.12)	(13.07)	0.06	2.06		—	2.12	—	—	9.24	(57.63)	1.96	1.96		1.96		0.32		20,481	159
10-31-07	12.49	0.07		11.93	12.00	0.06	0	.00*	—	0.06	—	—	24.43	96.41	1.91	1.91		1.91		0.54		73,804	109
12-21-05(4) – 10-31-06	10.00	0.06		2.43	2.49	—	—		—	—	—	—	12.49	24.90	2.64	2.64		2.64		0.75		23,709	108
Class B
10-31-09	9.08	(0	.03)•	5.72	5.69	0.06	0.60		—	0.66	—	—	14.11	65.73	3.04	2.86		2.86		(0.29)		3,246	134
10-31-08	24.14	(0.05)		(12.95)	(13.00)	—	2.06		—	2.06	—	—	9.08	(57.95)	2.71	2.71		2.71		(0.33)		1,901	159
10-31-07	12.42	(0	.03)•	11.79	11.76	0.04	0	.00*	—	0.04	—	—	24.14	94.92	2.66	2.66		2.66		(0.19)		7,414	109
01-06-06(4) – 10-31-06	10.60	0	.05•	1.77	1.82	—	—		—	—	—	—	12.42	17.17	3.39	3.39		3.39		0.47		1,957	108
Class C
10-31-09	9.09	(0	.02)•	5.73	5.71	0.05	0.60		—	0.65	—	—	14.15	65.77	3.04	2.86		2.86		(0.15)		6,182	134
10-31-08	24.16	(0	.09)•	(12.92)	(13.01)	—	2.06		—	2.06	—	—	9.09	(57.94)	2.71	2.71		2.71		(0.52)		2,694	159
10-31-07	12.43	(0	.03)•	11.79	11.76	0.03	0	.00*	—	0.03	—	—	24.16	94.75	2.66	2.66		2.66		(0.20)		12,386	109
01-11-06(4) – 10-31-06	10.67	0	.05•	1.71	1.76	—	—		—	—	—	—	12.43	16.49	3.39	3.39		3.39		0.53		2,124	108
Class I
10-31-09	9.28	0	.19•	5.72	5.91	0.28	0.60		—	0.88	—	—	14.31	67.79	1.86	1.68		1.68		1.48		690	134
10-31-08	24.46	0	.16•	(13.18)	(13.02)	0.10	2.06		—	2.16	—	—	9.28	(57.42)	1.70	1.70		1.70		1.02		39	159
10-31-07	12.50	0.11		11.93	12.04	0.08	0	.00*	—	0.08	—	—	24.46	96.81	1.66	1.66		1.66		0.73		52	109
05-08-06(4)–10-31-06	12.84	0.08		(0.42)	(0.34)	—	—		—	—	—	—	12.50	(2.65)	2.39	2.39		2.39		1.47		22	108
Class O
10-31-09	9.26	0	.11•	5.70	5.81	0.28	0.60		—	0.88	—	—	14.19	66.79	2.29	2.11		2.11		0.85		2,966	134
06-04-08(4)–10-31-08	16.83	0	.11•	(7.68)	(7.57)	—	—		—	—	—	—	9.26	(44.98)	1.96	1.96		1.96		2.23		206	159

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																		Supplemental
		operations				Less distributions										Ratios to average net assets				Data
	Net
	asset			Net									Net				Expenses net of
	value,			realized	Total								asset			Expenses	fee waivers	Expenses net of		Net assets,
	beginning	Net		and	from	From net						Redemption	value,			before	and/or	all	Net investment	end	Portfolio
	of year	investment		unrealized	investment	investment		From net	From return of	Total	Payment	fees applied	end of	Total		reductions/	recoupments,	reductions/	income	of year or	turnover
	or period	income (loss)		gain (loss)	operations	income		realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)		additions(2)	if any(2)(3)	additions(2)(3)	(loss)(2)(3)	period	rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
ING Index Plus International Equity Fund
Class A
10-31-09	6.35	0	.16•	1.49	1.65	0.23		—	—	0.23	0.03	—	7.80	27	.40(f)	1.53	1.15	1.15	2.58	8,828	169
10-31-08	13.95	0	.19•	(6.24)	(6.05)	0.18		1.37	—	1.55	—	—	6.35	(48.51)		1.73	1.30	1.30	1.93	9,446	215
10-31-07	11.68	0	.14•	2.48	2.62	0.08		0.27	—	0.35	—	—	13.95	22.98		1.13	1.16	1.16	1.17	2,233	213
12-21-05(4)–10-31-06	10.00	0	.14•	1.54	1.68	—		—	—	—	—	—	11.68	16.80		1.30	1.15	1.15	1.50	12,513	188
Class B
10-31-09	6.29	0	.11•	1.49	1.60	0.12		—	—	0.12	0.03	—	7.80	26	.41(f)	2.28	1.90	1.90	1.74	1,221	169
10-31-08	13.90	0	.12•	(6.20)	(6.08)	0.16		1.37	—	1.53	—	—	6.29	(48.88)		2.48	2.05	2.05	1.22	1,571	215
10-31-07	11.63	0	.09•	2.51	2.60	0.06		0.27	—	0.33	—	—	13.90	22.85		1.89	1.92	1.92	0.67	734	213
01-12-06(4)–10-31-06	10.43	0	.06•	1.14	1.20	—		—	—	—	—	—	11.63	11.51		2.05	1.90	1.90	0.64	264	188
Class C
10-31-09	6.28	0	.11•	1.48	1.59	0.15		—	—	0.15	0.03	—	7.75	26	.45(f)	2.28	1.90	1.90	1.78	1,445	169
10-31-08	13.89	0	.12•	(6.20)	(6.08)	0.16		1.37	—	1.53	—	—	6.28	(48.91)		2.48	2.05	2.05	1.16	1,311	215
10-31-07	11.61	0	.09•	2.50	2.59	0.04		0.27	—	0.31	—	—	13.89	22.81		1.89	1.92	1.92	0.69	1,126	213
01-12-06(4)–10-31-06	10.43	0	.08•	1.10	1.18	—		—	—	—	—	—	11.61	11.31		2.05	1.90	1.90	0.87	534	188
Class I
10-31-09	6.42	0	.18•	1.50	1.68	0.32		—	—	0.32	0.03	—	7.81	27	.81(f)	0.92	0.90	0.90	2.83	51,144	169
10-31-08	14.06	0	.29•	(6.32)	(6.03)	0.24		1.37	—	1.61	—	—	6.42	(48.12)		1.05	0.62	0.62	2.80	54,838	215
10-31-07	11.70	0.20		2.55	2.75	0.12		0.27	—	0.39	—	—	14.06	24.14		0.84	0.87	0.87	1.78	118,924	213
12-21-05(4)–10-31-06	10.00	0	.16•	1.54	1.70	—		—	—	—	—	—	11.70	17.00		1.05	0.90	0.90	1.69	78,581	188
Class O
10-31-09	6.31	0	.16•	1.49	1.65	0.24		—	—	0.24	0.03	—	7.75	27	.60(f)	1.53	1.15	1.15	2.53	47,328	169
11-09-07(4)–10-31-08	13.09	0	.19•	(5.36)	(5.17)	0.24		1.37	—	1.61	—	—	6.31	(45.16)		1.73	1.30	1.30	2.03	41,539	215

ING International Capital Appreciation Fund
Class A
10-31-09	6.70	0	.00•,*	2.49	2.49	0.15		—	0.01	0.16	—	—	9.03	37.80		1.55	1.51	1.50	0.01	25,819	75
10-31-08	14.86	0.12		(7.64)	(7.52)	0.14		0.50	—	0.64	—	—	6.70	(52.69)		1.41	1.46	1.46	0.73	1,612	83
10-31-07	11.39	0	.01•	3.76	3.77	0.05		0.25	—	0.30	—	—	14.86	33.89		1.48	1.50	1.50	0.08	4,592	71
12-21-05(4)–10-31-06	10.00	0.04		1.35	1.39	—		—	—	—	—	—	11.39	13.90		1.84	1.50	1.50	0.32	3,677	91
Class B
10-31-09	6.58	(0	.06)•	2.47	2.41	0.03		—	0.01	0.04	—	—	8.95	36.68		2.30	2.26	2.25	(0.75)	4,460	75
10-31-08	14.67	(0	.01)•	(7.47)	(7.48)	0.11		0.50	—	0.61	—	—	6.58	(53.01)		2.16	2.21	2.21	(0.11)	278	83
10-31-07	11.33	(0.09)		3.71	3.62	0.03		0.25	—	0.28	—	—	14.67	32.67		2.23	2.25	2.25	(0.88)	943	71
01-09-06(4)–10-31-06	10.42	(0	.04)•	0.95	0.91	—		—	—	—	—	—	11.33	8.73		2.59	2.25	2.25	(0.43)	66	91
Class C
10-31-09	6.60	(0	.06)•	2.47	2.41	0.02		—	0.01	0.03	—	—	8.98	36.38		2.30	2.26	2.25	(0.69)	7,825	75
10-31-08	14.71	0	.00•,*	(7.50)	(7.50)	0.11		0.50	—	0.61	—	—	6.60	(52.99)		2.16	2.21	2.21	0.01	354	83
10-31-07	11.35	(0.12)		3.73	3.61	0	.00•	0.25	—	0.25	—	—	14.71	32.45		2.23	2.25	2.25	(0.97)	971	71
01-24-06(4)–10-31-06	10.28	(0.03)		1.10	1.07	—		—	—	—	—	—	11.35	10.41		2.59	2.25	2.25	(0.50)	65	91
Class I
10-31-09	6.73	0	.09•	2.41	2.50	0.22		—	0.01	0.23	—	—	9.00	38.21		1.18	1.14	1.13	1.17	58,959	75
10-31-08	14.90	0.17		(7.67)	(7.50)	0.17		0.50	—	0.67	—	—	6.73	(52.48)		1.08	1.13	1.13	1.09	47,918	83
10-31-07	11.43	0	.06•	3.75	3.81	0.09		0.25	—	0.34	—	—	14.90	34.14		1.13	1.15	1.15	0.47	140,901	71
12-21-05(4)–10-31-06	10.00	0.02		1.41	1.43	—		—	—	—	—	—	11.43	14.30		1.56	1.22	1.22	0.39	47,200	91
Class Q
08-07-09(4)–10-31-09	8.59	0	.00•,*	0.44	0.44	—		—	—	—	—	—	9.03	5.12		1.43	1.39	1.38	0.04	11,675	75

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations				Less distributions											Ratios to average net assets							Data
	Net
	asset			Net										Net				Expenses net of
	value,			realized	Total									asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net							Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment		From net	From return of	Total		Payment	fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income		realized gains	capital	distributions		by affiliate	to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Real Estate Fund
Class A
10-31-09	6.91	0.17		1.57	1.74	0.17		—	—	0.17		—	—	8.48	25.77		1.73	1	.53†	1	.53†	2	.43†	116,989	72
10-31-08	14.56	0.33		(7.43)	(7.10)	0.36		—	0.19	0.55		—	—	6.91	(50.31)		1.48	1	.50†	1	.50†	1	.76†	89,623	46
10-31-07	11.63	0	.13•	3.14	3.27	0.34		—	—	0.34		—	—	14.56	28.49		1.51	1.50		1.50		0.99		271,425	44
02-28-06(4)–10-31-06	10.00	0	.09•	1.60	1.69	0.06		—	—	0.06		—	—	11.63	16.94		2.01	1.50		1.50		1.33		49,798	29
Class B
10-31-09	6.88	0.12		1.56	1.68	0.12		—	—	0.12		—	—	8.44	24.82		2.48	2	.28†	2	.28†	1	.78†	3,875	72
10-31-08	14.50	0.25		(7.41)	(7.16)	0.27		—	0.19	0.46		—	—	6.88	(50.72)		2.23	2	.25†	2	.25†	1	.00†	4,004	46
10-31-07	11.59	0	.03•	3.14	3.17	0.26		—	—	0.26		—	—	14.50	27.69		2.26	2.25		2.25		0.25		11,819	44
02-28-06(4)–10-31-06	10.00	0	.04•	1.59	1.63	0.04		—	—	0.04		—	—	11.59	16.38		2.76	2.25		2.25		0.51		1,639	29
Class C
10-31-09	6.88	0.13		1.54	1.67	0.11		—	—	0.11		—	—	8.44	24.76		2.48	2	.28†	2	.28†	1	.81†	26,520	72
10-31-08	14.49	0.29		(7.44)	(7.15)	0.27		—	0.19	0.46		—	—	6.88	(50.69)		2.23	2	.25†	2	.25†	1	.00†	36,661	46
10-31-07	11.59	0	.03•	3.13	3.16	0.26		—	—	0.26		—	—	14.49	27.58		2.26	2.25		2.25		0.24		121,529	44
02-28-06(4)–10-31-06	10.00	0	.04•	1.59	1.63	0.04		—	—	0.04		—	—	11.59	16.31		2.76	2.25		2.25		0.54		17,075	29
Class I
10-31-09	6.92	0.19		1.57	1.76	0.19		—	—	0.19		—	—	8.49	26.12		1.23	1	.23†	1	.23†	2	.80†	387,251	72
10-31-08	14.58	0	.23•	(7.31)	(7.08)	0.39		—	0.19	0.58		—	—	6.92	(50.14)		1.16	1	.18†	1	.18†	2	.22†	290,227	46
10-31-07	11.64	0	.16•	3.15	3.31	0.37		—	—	0.37		—	—	14.58	28.80		1.26	1.25		1.25		1.22		127,029	44
02-28-06(4)–10-31-06	10.00	0	.08•	1.63	1.71	0.07		—	—	0.07		—	—	11.64	17.23		1.76	1.25		1.25		1.09		22,336	29
Class W
10-31-09	6.91	0.19		1.60	1.79	0.19		—	—	0.19		—	—	8.51	26.61		1.23	1	.23†	1	.23†	2	.85†	2,094	72
02-12-08(4)–10-31-08	11.48	0	.17•	(4.59)	(4.42)	0.10		—	0.05	0.15		—	—	6.91	(38.91)		1.18	1	.20†	1	.20†	2	.45†	307	46

ING International SmallCap Multi-Manager Fund
Class A
10-31-09	22.73	0	.21•	9.04	9.25	0.71		—	—	0.71		0.18	—	31.45	42	.73(g)	1.95	1	.95†	1	.95†	0	.85†	177,914	103
10-31-08	66.43	0.65		(36.15)	(35.50)	0.32		7.88	—	8.20		—	—	22.73	(59.84)		1.70	1.70		1.70		1.27		160,896	84
10-31-07	47.15	0.31		19.25	19.56	0.28		—	—	0.28		—	—	66.43	41.67		1.60	1.60		1.60		0.67		523,535	93
10-31-06	37.75	0.29		9.44	9.73	0.33		—	—	0.33		—	—	47.15	25.91		1.66	1.66		1.66		0.67		243,020	85
10-31-05	29.27	0	.33•	8.05	8.38	—		—	—	—		0.10	—	37.75	28	.97(d)	1.74	1.74		1.74		0.98		173,612	124
Class B
10-31-09	23.48	0	.06•	9.45	9.51	0.17		—	—	0.17		0.19	—	33.01	41	.60(g)	2.60	2	.60†	2	.60†	0	.24†	8,383	103
10-31-08	68.31	0	.21•	(37.16)	(36.95)	—		7.88	—	7.88		—	—	23.48	(60.10)		2.35	2.35		2.35		0.45		11,892	84
10-31-07	48.53	0	.00•,*	19.78	19.78	—		—	—	—		—	—	68.31	40.76		2.25	2.25		2.25		0	.00*	65,619	93
10-31-06	38.83	(0	.01)•	9.75	9.74	0.04		—	—	0.04		—	—	48.53	25.10		2.31	2.31		2.31		(0.03)		58,469	85
10-31-05	30.30	0	.10•	8.33	8.43	—		—	—	—		0.10	—	38.83	28	.15(d)	2.39	2.39		2.39		0.29		57,131	124
Class C
10-31-09	21.15	0	.05•	8.46	8.51	0.42		—	—	0.42		0.17	—	29.41	41	.80(g)	2.60	2	.60†	2	.60†	0	.21†	31,928	103
10-31-08	62.48	0.34		(33.79)	(33.45)	—		7.88	—	7.88		—	—	21.15	(60.11)		2.35	2.35		2.35		0.58		29,760	84
10-31-07	44.39	0	.00•,*	18.09	18.09	0	.00*	—	—	0	.00*	—	—	62.48	40.76		2.25	2.25		2.25		0.01		104,274	93
10-31-06	35.59	(0	.00)*	8.91	8.91	0.11		—	—	0.11		—	—	44.39	25.09		2.31	2.31		2.31		(0.01)		65,534	85
10-31-05	27.77	0	.10•	7.62	7.72	—		—	—	—		0.10	—	35.59	28	.16(d)	2.39	2.39		2.39		0.30		52,420	124
Class I
10-31-09	22.85	0	.32•	9.09	9.41	0.91		—	—	0.91		0.18	—	31.53	43	.57(g)	1.45	1	.45†	1	.45†	1	.29†	164,985	103
10-31-08	66.72	0.78		(36.25)	(35.47)	0.52		7.88	—	8.40		—	—	22.85	(59.66)		1.29	1.29		1.29		1.71		139,213	84
10-31-07	47.35	0.60		19.25	19.85	0.48		—	—	0.48		—	—	66.72	42.24		1.20	1.20		1.20		1.12		376,737	93
12-21-05(4)–10-31-06	40.64	0	.39•	6.32	6.71	—		—	—	—		—	—	47.35	16.51		1.20	1.20		1.20		1.02		137,184	85

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations				Less distributions											Ratios to average net assets							Data
	Net
	asset			Net										Net				Expenses net of
	value,			realized	Total									asset			Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net							Redemption	value,			before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net		From return of		Total	Payment	fees applied	end of	Total		reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains		capital		distributions	by affiliate	to capital	year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)		($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING International SmallCap Multi-Manager Fund (continued)
Class O
10-31-09	22.75	0	.18•	9.07	9.25	0.90	—		—		0.90	0.18	—	31.28	43	.07(g)	1.85	1	.85†	1	.85†	0	.69†	565	103
06-04-08(4)–10-31-08	47.28	0	.18•	(24.71)	(24.53)	—	0	.00*	—		—	—	—	22.75	(51.88)		1.60	1.60		1.60		1.39		62	84
Class Q
10-31-09	24.74	0	.29•	9.88	10.17	0.76	—		—		0.76	0.20	—	34.35	43	.13(g)	1.70	1	.70†	1	.70†	1	.09†	30,910	103
10-31-08	71.41	0.79		(39.21)	(38.42)	0.37	7.88		—		8.25	—	—	24.74	(59.78)		1.54	1.54		1.54		1.47		43,443	84
10-31-07	50.65	0.48		20.62	21.10	0.34	—		—		0.34	—	—	71.41	41.87		1.45	1.45		1.45		0.81		131,142	93
10-31-06	40.53	0.37		10.16	10.53	0.41	—		—		0.41	—	—	50.65	26.14		1.48	1.48		1.48		0.83		82,245	85
10-31-05	31.34	0	.43•	8.66	9.09	—	—		—		—	0.10	—	40.53	29	.32(d)	1.49	1.49		1.49		1.18		57,846	124
Class W
10-31-09	26.83	0.37		10.71	11.08	0.92	—		—		0.92	0.22	—	37.21	43	.54(g)	1.45	1	.45†	1	.45†	1	.32†	12,096	103
02-12-08(4)–10-31-08	50.70	0	.50•	(24.37)	(23.87)	—	0.00*		—		—	—	—	26.83	(47.08)		1.29	1.29		1.29		1.80		10,366	84

ING International Value Fund
Class A
10-31-09	11.13	0.14		1.88	2.02	0.35	1.51		—		1.86	0.01	—	11.30	21	.74(h)	1.75	1	.75†	1	.75†	1	.25†	725,329	92
10-31-08	23.15	0.39		(8.83)	(8.44)	0.23	3.35		—		3.58	—	—	11.13	(42.58)		1.58	1	.58†	1	.57†	1	.95†	931,162	23
10-31-07	21.52	0	.24•	3.73	3.97	0.20	2.14		—		2.34	—	—	23.15	19.87		1.59	1.59		1.59		1.08		2,136,218	32
10-31-06	18.33	0	.18•	4.58	4.76	0.16	1.41		—		1.57	—	—	21.52	27.64		1.60	1.60		1.60		0.90		1,995,027	25
10-31-05	16.90	0.17		2.28	2.45	0.22	0.80		0	.00*	1.02	—	—	18.33	15	.06(a)	1.60	1.60		1.60		0.88		1,732,332	21
Class B
10-31-09	10.88	0	.06•	1.87	1.93	0.17	1.51		—		1.68	0.01	—	11.14	20	.91(h)	2.45	2	.45†	2	.45†	0	.65†	37,743	92
10-31-08	22.64	0	.19•	(8.58)	(8.39)	0.02	3.35		—		3.37	—	—	10.88	(43.00)		2.28	2	.28†	2	.27†	1	.12†	85,873	23
10-31-07	21.07	0	.08•	3.66	3.74	0.03	2.14		—		2.17	—	—	22.64	19.03		2.29	2.29		2.29		0.39		301,705	32
10-31-06	17.95	0	.04•	4.50	4.54	0.01	1.41		—		1.42	—	—	21.07	26.81		2.30	2.30		2.30		0.20		368,952	25
10-31-05	16.58	0.05		2.23	2.28	0.11	0.80		0	.00*	0.91	—	—	17.95	14	.21(a)	2.30	2.30		2.30		0.17		411,071	21
Class C
10-31-09	10.79	0	.05•	1.85	1.90	0.24	1.51		—		1.75	0.01	—	10.95	20	.92(h)	2.45	2	.40†	2	.40†	0	.58†	279,060	92
10-31-08	22.52	0.27		(8.57)	(8.30)	0.08	3.35		—		3.43	—	—	10.79	(42.94)		2.28	2	.18†	2	.17†	1	.34†	326,812	23
10-31-07	20.98	0	.08•	3.65	3.73	0.05	2.14		—		2.19	—	—	22.52	19.10		2.29	2.28		2.28		0.38		757,941	32
10-31-06	17.91	0.05		4.46	4.51	0.03	1.41		—		1.44	—	—	20.98	26.71		2.30	2.30		2.30		0.20		729,067	25
10-31-05	16.54	0.04		2.24	2.28	0.11	0.80		0	.00*	0.91	—	—	17.91	14	.25(a)	2.30	2.30		2.30		0.15		663,626	21
Class I
10-31-09	11.16	0	.16•	1.90	2.06	0.42	1.51		—		1.93	0.01	—	11.30	22	.23(h)	1.33	1	.33†	1	.33†	1	.65†	607,517	92
10-31-08	23.22	0.47		(8.87)	(8.40)	0.31	3.35		—		3.66	—	—	11.16	(42.37)		1.28	1	.28†	1	.27†	2	.23†	735,622	23
10-31-07	21.58	0	.32•	3.74	4.06	0.28	2.14		—		2.42	—	—	23.22	20.31		1.23	1.23		1.23		1.45		2,176,402	32
10-31-06	18.38	0.25		4.60	4.85	0.24	1.41		—		1.65	—	—	21.58	28.15		1.22	1.22		1.22		1.26		1,728,560	25
10-31-05	16.96	0.20		2.31	2.51	0.29	0.80		0	.00*	1.09	—	—	18.38	15	.42(a)	1.23	1.23		1.23		1.18		1,221,594	21
Class Q
10-31-09	11.18	0.17		1.89	2.06	0.42	1.51		—		1.93	0.01	—	11.32	22	.21(h)	1.58	1	.33†	1	.33†	1	.76†	24,264	92
10-31-08	23.26	0.43		(8.85)	(8.42)	0.31	3.35		—		3.66	—	—	11.18	(42.38)		1.53	1	.28†	1	.27†	2	.30†	12,643	23
10-31-07	21.57	0	.31•	3.74	4.05	0.22	2.14		—		2.36	—	—	23.26	20.25		1.48	1.27		1.27		1.40		26,512	32
10-31-06	18.37	0	.21•	4.59	4.80	0.19	1.41		—		1.60	—	—	21.57	27.82		1.47	1.47		1.47		1.06		26,383	25
10-31-05	16.94	0.19		2.29	2.48	0.25	0.80		0	.00*	1.05	—	—	18.37	15	.20(a)	1.48	1.48		1.48		0.99		27,993	21
Class W
07-20-09(4)–10-31-09	10.42	0	.01•	0.87	0.88	—	—		—		—	—	—	11.30	8.45		1.33	1	.33†	1	.33†	0	.20†	3	92

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations				Less distributions											Ratios to average net assets							Data
	Net
	asset			Net											Net			Expenses net of
	value,			realized	Total										asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net							Redemption		value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment		From net	From return of	Total		Payment	fees applied		end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income		realized gains	capital	distributions		by affiliate	to capital		year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Value Choice Fund
Class A
10-31-09	7.56	0.06		2.14	2.20	0.08		—	—	0.08		—	—		9.68	29.22	1.83	1	.70†	1	.70†	0	.86†	15,615	44
10-31-08	14.89	0.06		(5.31)	(5.25)	0.10		1.98	—	2.08		—	—		7.56	(40.21)	1.62	1	.65†	1	.64†	0	.52†	8,940	73
10-31-07	12.42	0	.10•	2.65	2.75	0.07		0.21	—	0.28		—	—		14.89	22.48	1.63	1.70		1.70		0.77		16,598	88
10-31-06	10.70	0	.12•	1.86	1.98	0.10		0.16	—	0.26		—	—		12.42	18.82	1.71	1.70		1.69		1.04		17,962	31
02-01-05(4)–10-31-05	10.00	0	.11•	0.59	0.70	—		—	—	—		—	—		10.70	7.00	3.44	1.70		1.70		1.08		6,115	24
Class B
10-31-09	7.44	0	.02•	2.07	2.09	0	.00*	—	—	0	.00*	—	—		9.53	28.13	2.58	2	.45†	2	.45†	0	.18†	1,786	44
10-31-08	14.67	(0	.03)•	(5.22)	(5.25)	0	.00*	1.98	—	1.98		—	—		7.44	(40.63)	2.37	2	.40†	2	.39†	(0	.27)†	1,738	73
10-31-07	12.27	0	.00•,*	2.61	2.61	—		0.21	—	0.21		—	—		14.67	21.54	2.38	2.45		2.45		0.01		3,805	88
10-31-06	10.65	0	.04•	1.82	1.86	0.08		0.16	—	0.24		—	—		12.27	17.77	2.46	2.45		2.44		0.35		3,565	31
02-01-05(4)–10-31-05	10.00	0	.04•	0.61	0.65	—		—	—	—		—	—		10.65	6.50	4.19	2.45		2.45		0.36		1,427	24
Class C
10-31-09	7.46	0	.01•	2.09	2.10	0	.00*	—	—	0	.00*	—	—		9.56	28.19	2.58	2	.45†	2	.45†	0	.14†	4,091	44
10-31-08	14.70	(0	.03)•	(5.23)	(5.26)	—		1.98	—	1.98		—	—		7.46	(40.62)	2.37	2	.40†	2	.39†	(0	.25)†	2,267	73
10-31-07	12.29	0	.00*	2.62	2.62	—		0.21	—	0.21		—	—		14.70	21.58	2.38	2.45		2.45		0	.00*	4,930	88
10-31-06	10.66	0	.04•	1.83	1.87	0.08		0.16	—	0.24		—	—		12.29	17.78	2.46	2.45		2.44		0.33		4,189	31
02-04-05(4)–10-31-05	10.01	0	.04•	0.61	0.65	—		—	—	—		—	—		10.66	6.49	4.19	2.45		2.45		0.35		1,796	24
Class I
10-31-09	7.57	0	.10•	2.12	2.22	0.12		—	—	0.12		—	—		9.67	29.58	1.39	1	.39†	1	.39†	1	.19†	27,654	44
10-31-08	14.92	0.09		(5.30)	(5.21)	0.16		1.98	—	2.14		—	—		7.57	(39.96)	1.27	1	.30†	1	.29†	0	.80†	36,089	73
10-31-07	12.42	0	.17•	2.64	2.81	0.10		0.21	—	0.31		—	—		14.92	23.04	1.24	1.31		1.31		1.29		60,413	88
12-21-05(4)–10-31-06	11.04	0	.16•	1.22	1.38	—		—	—	—		—	—		12.42	12.50	1.36	1.35		1.34		1.56		36,899	31
Class W
06-01-09(4)–10-31-09	9.18	0	.01•	0.49	0.50	—		—	—	—		—	—		9.68	5.45	1.39	1	.39†	1	.39†	0	.30†	3	44

ING Russia Fund
Class A
10-31-09	25.60	(0.19)		12.20	12.01	—		8.08	—	8.08		—	—		29.53	65.55	2.21	2.21		2.21		(0.98)		373,249	46
10-31-08	78.13	(0.48)		(40.46)	(40.94)	—		11.59	—	11.59		—	0	.00*	25.60	(61.70)	2.06	2.06		2.06		(0.60)		261,127	43
10-31-07	55.81	(0	.33)•	25.77	25.44	—		3.12	—	3.12		—	0	.00*	78.13	47.16	1.96	1.96		1.96		(0.52)		922,504	12
10-31-06	33.49	(0.27)		22.37	22.10	—		—	—	—		—	0.22		55.81	66.65	1.98	1.98		1.98		(0.64)		751,947	20
10-31-05	25.01	(0	.00)*	8.39	8.39	0.01		—	—	0.01		—	0.10		33.49	33.98	2.13	2.13		2.13		(0.01)		271,603	26
Class I
09-30-09(4)–10-31-09	28.27	(0	.04)•	1.31	1.27	—		—	—	—		—	—		29.54	4.49	1.68	1.68		1.68		(1.68)		3	46

ING Global Bond Fund
Class A
10-31-09	10.19	0.32		2.13	2.45	0.15		0.24	—	0.39		—	—		12.25	24.43	1.06	0	.91†	0	.91†	3	.30†	103,255	396
10-31-08	10.59	0	.27•	0.07	0.34	0.62		0.12	—	0.74		—	—		10.19	3.04	1.05	0	.93†	0	.93†	2	.53†	79,451	830
10-31-07	10.25	0	.31•	0.64	0.95	0.43		0.18	—	0.61		—	—		10.59	9.61	1.46	0	.90†	0	.90†	3.08		28,887	858
06-30-06(4)–10-31-06	10.00	0	.08•	0.23	0.31	0.06		—	—	0.06		—	—		10.25	3.13	1.38	0.90		0.90		2.41		25,784	451
Class B
10-31-09	10.16	0.29		2.07	2.36	0.12		0.24	—	0.36		—	—		12.16	23.56	1.81	1	.66†	1	.66†	2	.59†	5,135	396
10-31-08	10.55	0	.18•	0.08	0.26	0.53		0.12	—	0.65		—	—		10.16	2.26	1.80	1	.68†	1	.68†	1.71		4,085	830
10-31-07	10.24	0	.25•	0.62	0.87	0.38		0.18	—	0.56		—	—		10.55	8.74	2.21	1	.65†	1	.65†	2.44		342	858
06-30-06(4)–10-31-06	10.00	0	.06•	0.22	0.28	0.04		—	—	0.04		—	—		10.24	2.84	2.13	1.65		1.65		2.00		28	451

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																			Supplemental
		operations				Less distributions								Ratios to average net assets							Data
	Net
	asset			Net								Net			Expenses net of
	value,			realized	Total							asset		Expenses	fee waivers		Expenses net of				Net assets,
	beginning	Net		and	from	From net					Redemption	value,		before	and/or		all		Net investment		end	Portfolio
	of year	investment		unrealized	investment	investment	From net	From return of	Total	Payment	fees applied	end of	Total	reductions/	recoupments,		reductions/		income		of year or	turnover
	or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	by affiliate	to capital	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Global Bond Fund (continued)
Class C
10-31-09	10.20	0	.28•	2.08	2.36	0.12	0.24	—	0.36	—	—	12.20	23.48	1.81	1	.66†	1	.66†	2	.54†	45,773	396
10-31-08	10.59	0	.18•	0.09	0.27	0.54	0.12	—	0.66	—	—	10.20	2.31	1.80	1	.68†	1	.68†	1	.71†	29,009	830
10-31-07	10.24	0	.24•	0.64	0.88	0.35	0.18	—	0.53	—	—	10.59	8.90	2.21	1	.65†	1	.65†	2.33		1,627	858
06-30-06(4)–10-31-06	10.00	0	.06•	0.22	0.28	0.04	—	—	0.04	—	—	10.24	2.82	2.13	1.65		1.65		1.68		36	451
Class I
10-31-09	10.21	0	.45•	2.04	2.49	0.24	0.24	—	0.48	—	—	12.22	24.94	0.71	0	.56†	0	.56†	3	.89†	136,178	396
10-31-08	10.58	0	.28•	0.14	0.42	0.67	0.12	—	0.79	—	—	10.21	3.78	0.74	0	.62†	0	.62†	2.69		503	830
10-31-07	10.25	0	.35•	0.63	0.98	0.47	0.18	—	0.65	—	—	10.58	9.88	1.00	0	.61†	0	.61†	3.47		1	858
06-30-06(4)–10-31-06	10.00	0	.09•	0.23	0.32	0.07	—	—	0.07	—	—	10.25	3.23	1.03	0.55		0.55		2.68		1	451
Class O
10-31-09	10.15	0	.37•	2.04	2.41	0.26	0.24	—	0.50	—	—	12.06	24.26	1.06	0	.91†	0	.91†	3	.30†	3,126	396
06-04-08(4)–10-31-08	10.65	0	.10•	(0.49)	(0.39)	0.11	—	—	0.11	—	—	10.15	(3.70)	1.05	0	.93†	0	.93†	2	.47†	222	830
Class W
06-01-09(4)–10-31-09	11.22	0	.14•	1.03	1.17	0.33	—	—	0.33	—	—	12.06	10.54	0.71	0	.56†	0	.56†	2	.85†	1,533	396

ING Diversified International Fund
Class A
10-31-09	7.30	0	.24•	1.59	1.83	0.86	—	—	0.86	—	—	8.27	28.22	0.76	0.38		0.38		3.45		129,966	32
10-31-08	14.98	0	.17•	(7.50)	(7.33)	0.26	0.09	—	0.35	—	—	7.30	(50.04)	0.57	0.31		0.31		1.41		167,282	55
10-31-07	11.61	0	.05•	3.38	3.43	0.06	—	—	0.06	—	—	14.98	29.66	0.55	0.21		0.21		0.37		383,364	32
12-21-05(4)–10-31-06	10.00	(0	.03)•	1.64	1.61	—	—	—	—	—	—	11.61	16.10	0.66	0.35		0.35		(0.35)		170,108	30
Class B
10-31-09	7.22	0	.17•	1.61	1.78	0.77	—	—	0.77	—	—	8.23	27.46	1.51	1.13		1.13		2.43		19,919	32
10-31-08	14.84	0.07		(7.43)	(7.36)	0.17	0.09	—	0.26	—	—	7.22	(50.43)	1.32	1.06		1.06		0.67		20,167	55
10-31-07	11.54	(0.04)		3.35	3.31	0.01	—	—	0.01	—	—	14.84	28.68	1.30	0.96		0.96		(0.34)		43,667	32
12-21-05(4)–10-31-06	10.00	(0	.10)•	1.64	1.54	—	—	—	—	—	—	11.54	15.40	1.41	1.10		1.10		(1.10)		23,035	30
Class C
10-31-09	7.21	0	.17•	1.60	1.77	0.77	—	—	0.77	—	—	8.21	27.32	1.51	1.13		1.13		2.54		71,831	32
10-31-08	14.83	0.07		(7.42)	(7.35)	0.18	0.09	—	0.27	—	—	7.21	(50.43)	1.32	1.06		1.06		0.67		78,834	55
10-31-07	11.54	(0	.05)•	3.35	3.30	0.01	—	—	0.01	—	—	14.83	28.63	1.30	0.96		0.96		(0.39)		168,661	32
12-21-05(4)–10-31-06	10.00	(0	.10)•	1.64	1.54	—	—	—	—	—	—	11.54	15.40	1.41	1.10		1.10		(1.10)		69,825	30
Class I
10-31-09	7.30	0	.31•	1.55	1.86	0.90	—	—	0.90	—	—	8.26	28.78	0.48	0.10		0.10		4.55		3,209	32
10-31-08	14.99	0.21		(7.53)	(7.32)	0.28	0.09	—	0.37	—	—	7.30	(49.97)	0.32	0.06		0.06		1.69		16	55
10-31-07	11.63	0	.03•	3.41	3.44	0.08	—	—	0.08	—	—	14.99	29.69	0.30	0.09		0.09		0.21		32	32
12-21-05(4)–10-31-06	10.00	(0	.01)•	1.64	1.63	—	—	—	—	—	—	11.63	16.30	0.45	0.10		0.10		(0.13)		4	30
Class O
10-31-09	7.29	0	.10•	1.74	1.84	0.89	—	—	0.89	—	—	8.24	28.45	0.76	0.38		0.38		1.30		1,911	32
06-04-08(4)–10-31-08	12.99	0	.02•	(5.72)	(5.70)	—	—	—	—	—	—	7.29	(43.88)	0.57	0.31		0.31		0.48		140	55
Class R
10-31-09	7.22	0.20		1.60	1.80	0.84	—	—	0.84	—	—	8.18	28.13	1.01	0.63		0.63		2.94		198	32
10-31-08	14.82	0.15		(7.44)	(7.29)	0.22	0.09	—	0.31	—	—	7.22	(50.18)	0.82	0.56		0.56		1.26		183	55
12-12-06(4)–10-31-07	12.19	(0	.05)•	2.76	2.71	0.08	—	—	0.08	—	—	14.82	22.33	0.80	0.46		0.46		(0.46)		432	32
Class W
10-31-09	7.29	0	.21•	1.65	1.86	0.90	—	—	0.90	—	—	8.25	28.84	0.48	0.10		0.10		2.96		2,545	32
02-12-08(4)–10-31-08	12.17	0	.06•	(4.94)	(4.88)	—	—	—	—	—	—	7.29	(40.10)	0.32	0.06		0.06		0.80		1,506	55

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Amount is more than $(0.005) or more than (0.005)% or less than $0.005 or less than 0.005%.

**	Amount is less than $500.

•	Calculated using average number of shares outstanding throughout the period.

(a)	There was no impact on total return by the affiliate payment.

(b)	Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12 for Class A, $0.10 for Class B, $0.11 for Class C and $0.30 for Class I, increase net realized and unrealized gain on investments per share by $0.12 for Class A, $0.10 for Class B, $0.11 for Class C and $0.30 for Class I and decrease the ratio of net investment income to average net assets from 2.31% to 1.58% for Class A, 1.51% to 0.79% for Class B, 1.51% to 0.78% for Class C and 2.60% to 0.85% for Class I.

(c)	In 2005, 0.26% for Class A, 0.26% for Class B, 0.27% for Class C and 0.25% for Class Q of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% for Class A, 20.61% for Class B, 20.56% for Class C and 21.64% for Class Q.

(d)	In 2005, 0.34% for Class A, 0.33% for Class B, 0.36% for Class C and Class Q of the total return consists of payment by affiliate. Excluding this item, total return would have been 28.63%, 27.82%, 27.80% and 28.96% on Class A, Class B, Class C and Class Q, respectively.

(e)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Emerging Countries total return would have been 50.54%, 49.21%, 49.19%, 51.26%, 50.75% and 51.22% on Classes A,B,C,I,Q and W, respectively.

(f)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, Index Plus International Equity total return would have been 26.91%, 25.92%, 25.96%, 27.32% and 27.11% on Classes A,B,C,I and Q, respectively.

(g)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International SmallCap Multi-Manager total return would have been 41.91%, 40.78%, 40.97%, 42.75%, 42.20%, 42.30% and 42.70% on Classes A,B,C,I,O,Q and W, respectively.

(h)	Excluding a payment by affiliate in the fiscal year ended October 31, 2009, International Value total return would have been 21.64%, 20.80%, 20.81%, 22.12% and 22.10% on Classes A,B,C,I and Q, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”) (each a “Registrant” and collectively, the “Registrants”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IMF is a Delaware statutory trust organized December 18, 1992 with seventeen separate active series, all of which are included in this report, (each, a “Fund” and collectively, the “IMF Funds”): ING Global Equity Dividend Fund (“Global Equity Dividend”), ING Global Natural Resources Fund (“Global Natural Resources”), ING Global Real Estate Fund (“Global Real Estate”), ING Global Value Choice Fund (“Global Value Choice”), ING Asia-Pacific Real Estate Fund (Asia-Pacific Real Estate), ING Emerging Countries Fund (“Emerging Countries”), ING European Real Estate Fund (“European Real Estate”), ING Foreign Fund (“Foreign”), ING Greater China Fund (“Greater China”), ING Index Plus International Equity Fund (“Index Plus International Equity”), ING International Capital Appreciation Fund (“International Capital Appreciation”), ING International Real Estate Fund (“International Real Estate”), ING International SmallCap Multi-Manager Fund (“International SmallCap Multi-Manager”), ING International Value Choice Fund (“International Value Choice”), ING Russia Fund (“Russia”), ING Global Bond Fund (“Global Bond”) and ING Diversified International Fund (“Diversified International”). IMT is a Massachusetts business trust organized August 18, 1993 with one series, ING International Value Fund (“International Value”) (a “Fund” and together with the IMF Funds, the “Funds”). The investment objective of each Fund is described in the Funds’ prospectuses, each dated February 27, 2009.

Each Fund offers at least one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Emerging Countries does not impose any front-end sales charge (load) on purchases of Class A shares of Emerging Countries by its former Class M shareholders for the life of their account.

Diversified International seeks to achieve its investment objective by investing in other Underlying Funds and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. For all Funds except Russia and Diversified International, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

For all Funds the value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Funds’ valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System (the “RTS”) or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia declines by 2.5% or more; the price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

For Diversified International and other Funds with holdings in open end investment companies, the valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments held in Underlying Funds maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Portfolios of Investments.

For the year ended October 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurement entitled 820, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled, “Disclosure about Derivative Instruments and Hedging Activities.” Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk-related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB established new disclosure requirements entitled, “Disclosures about Credit Derivatives and Certain Guarantees”. These amendments require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. These amendments require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

For Diversified International, capital gain dividends from Underlying Funds, if any, are recorded as distributions of realized gains from affiliated Underlying Funds.

Global Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds and Underlying Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies,

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s or an Underlying Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk the Funds have entered into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements. These agreements are with select counterparties that govern transactions, over-the-counter derivative and forward foreign exchange contracts, entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

A Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on swaps, over the counter (“OTC”) derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. At October 31, 2009, Global Bond has pledged $1,150,000 in collateral.

E.	Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended October 31, 2009, certain Funds have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Funds use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, and to maintain diversity and liquidity of the portfolio.

For the year-ended October 31, 2009, the total amount of all open forward foreign currency contracts as presented following the Portfolio of Investments is indicative of the volume of this derivative type.

Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund or an Underlying Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund or an Underlying Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund or an Underlying Fund. When the contract is closed, the Fund or Underlying Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2009, Global Bond has both purchased and sold futures contracts on various bonds and notes to increase or decrease exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

For the year-ended October 31, 2009, the total amount of all open futures contracts as presented following the Portfolio of Investments represents an increase during the year for this type of derivative instrument.

F.	Options Contracts. The Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds exposure to the underlying instrument. Writing call options tends to decrease the Funds exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds exposure to the underlying instrument. Purchasing put options tends to decrease the Funds exposure to the underlying instrument. The Funds pays a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended October 31, 2009, Global Bond has both purchased and written options on foreign currencies to increase or decrease exposure to foreign exchange rate risk. The total notional amounts, at absolute value, as presented in the Portfolio of Investments and the table

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

following, represents an increase in activity during the year for this type of derivative.

G.	Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2009, for which a Fund is seller of protection, are disclosed in each Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the year ended October 31, 2009, Global Bond has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended October 31, 2009, Global Bond has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended October 31, 2009, the total notional amounts, at absolute value, of all open credit default swap positions as presented following the Portfolio of Investments represents a decrease in activity during the year for this type of derivative instrument.

Interest Rate Swap Agreements. Certain Funds are subject to interest risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Funds may enter into interest rate swap agreements. For the year ended October 31, 2009, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended October 31, 2009, the total notional amounts, at absolute value, of all open interest rate swap positions as presented following the Portfolio of Investments represents an increase in activity during the year for this type of derivative instrument.

H.	Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate, Asia-Pacific Real Estate, European Real Estate, International Equity Dividend and International Real Estate, which pay dividends, if any, quarterly and Global Bond, which pay dividends, if any, monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

I.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

J.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds and Underlying Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds and Underlying Funds are deferred and amortized over a twelve-month period on a straight-line basis.

L.	Repurchase Agreements. Each Fund and Underlying Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund and Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund or Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund or Underlying Fund in the event the Fund or Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

M.	Securities Lending. Each Fund and Underlying Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, each Fund and Underlying Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund or Underlying Fund in the event the Fund or Underlying Fund is

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

delayed or prevented from exercising its right to dispose of the collateral. Each Fund and Underlying Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund or Underlying Fund.

N.	Illiquid and Restricted Securities. Each Fund and Underlying Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds and Underlying Funds to sell them promptly at an acceptable price. Each Fund and Underlying Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

O.	Delayed-Delivery or When-Issued Transaction. The Funds and Underlying Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds and Underlying Funds are required to segregate liquid assets sufficient to cover the purchase price.

P.	Indemnifications. In the normal course of business, each Trust may enter into contracts that provide certain indemnifications. Each Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2009, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales

Global Equity Dividend	$111,988,968	$130,044,495
Global Natural Resources	68,242,921	69,319,241
Global Real Estate	987,535,200	817,097,762
Global Value Choice	127,921,289	98,430,253
Asia-Pacific Real Estate	3,607,352	6,862,036
Emerging Countries	153,030,772	160,605,008
European Real Estate	6,545,851	4,294,228
Foreign	444,766,056	526,080,191
Greater China	47,592,599	42,279,788
Index Plus International Equity	169,414,414	183,223,319
International Capital Appreciation	45,484,474	58,571,449
International Real Estate	311,829,577	303,490,936
International SmallCap Multi-Manager	358,652,732	455,838,322
International Value	1,540,192,173	2,140,659,898
International Value Choice	19,241,926	30,722,729
Russia	111,590,800	109,578,072
Global Bond	318,584,649	170,741,608
Diversified International	71,380,954	151,699,071

Purchases and sales of long-term U.S. government securities not included above were as follows:

	Purchases	Sales

Global Bond	$517,107,180	$506,230,106

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2009 and year ended October 31, 2008 were $262,776 and $1,344,090, respectively, and are set forth in the Statements of Changes in Net Assets.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an investment management agreement (“Management

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Agreements”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percentage of Average
Daily Net Assets

Global Equity Dividend	0.70%
Global Natural Resources	1.00% on first $50 million; and 0.75% thereafter
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	0.90% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
Asia-Pacific Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Emerging Countries(1)	1.25%
European Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% thereafter
Foreign(1)	1.00% on the first $500 million; and 0.90% thereafter
Greater China	1.15% on the first $100 million; 1.05% on the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International Capital Appreciation	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap Multi-Manager(1)	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00% on the first $5 billion; 0.95% on the next $2.5 billion; 0.90% on the next $2.5 billion; and 0.85% of assets in excess of $10 billion (applied to all assets of the Fund)
International Value Choice	1.00%
Russia	1.25%
Global Bond	0.40%
Diversified International	0.00%

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for Emerging Countries and Foreign. These advisory fee waivers will continue through at least March 1, 2010 for Emerging Countries and Foreign; and March 1, 2011 for International SmallCap Multi-Manager. Effective June 1, 2009, ING Investments has also contractually agreed to waive a portion of the advisory fee for International SmallCap Multi-Manager. There is no guarantee that these waivers will continue after this date. These agreements will only renew if ING Investments elects to renew them.

ING Investments has contractually agreed to waive a portion of the advisory fee for Emerging Countries, Foreign, and International SmallCap Multi-Manager. The waiver is calculated as 50% of the difference between the former sub-advisory fee minus the new sub-advisory fee.

For the year ended October 31, 2009, ING Investments waived $148,531, $41,093, and $16,871 in advisory fees for Emerging Countries, Foreign, and International SmallCap Multi-Manager, respectively.

Each of the Funds has entered into a sub-advisory agreement with each sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. The sub-adviser of each of the Funds is as follows (*denotes a related party adviser):

Fund	Sub Adviser

Global Equity Dividend Fund	ING Investment Management Advisors B.V*
Emerging Countries	ING Investment Management Advisors B.V*
Index Plus International Equity	ING Investment Management Advisors B.V*
Russia	ING Investment Management Advisors B.V*
Asia-Pacific Real Estate	ING Clarion Real Estate Securities L.P.*
European Real Estate	ING Clarion Real Estate Securities L.P.*
Global Real Estate	ING Clarion Real Estate Securities L.P.*
International Real Estate	ING Clarion Real Estate Securities L.P.*
Global Value Choice	Tradewinds Global Investors, LLC
International Value Choice	Tradewinds Global Investors, LLC
International Value	Brandes Investment Partners, L.P. and ING Investment Management Co.*
Foreign	Artio Global Investment Management LLC
Global Natural Resources	ING Investment Management Co.*
Global Bond	ING Investment Management Co.*
International SmallCap Multi-Manager	Acadian Asset Management LLC, Batterymarch Financial Management, Inc and Schroder Investment Management North America, Inc.
Greater China	ING Investment Management Asia/Pacific (Hong Kong) Limited*
International Capital Appreciation	Hansberger Global Investors, Inc.

For Diversified International, ING Investment Management Co. (the “Consultant” or “ING IM”) is a

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

consultant to the Investment Adviser. The Consultant provides tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and retains discretion over implementation of the Consultant’s recommendations. The Consultant provides ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended October 31, 2009, the following funds waived such management fees which are not subject to recoupment:

Global Natural Resources	$809
Global Real Estate	22,738
Global Value Choice	9,360
Asia-Pacific Real Estate	46
European Real Estate	60
Foreign	6,482
International Real Estate	6,083
International SmallCap Multi-Manager	973
International Value	21,332
International Value Choice	1,120
Global Bond	10,493

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value also pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

The Investment Adviser, ING IM, ING CRES, IIMA, ING Asia and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep has represented that it will explore all options, including initial public offerings, sales or combinations thereof. ING Groep has also announced its intention to repurchase EUR 5 billion of Core Tier 1 securities in the fourth quarter of 2009, financed by a EUR 7.5 billion underwritten rights issue.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I and Class W, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (“IFD” or the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class O	Class Q	Class R

Global Equity Dividend	0.25%		1.00%	1.00%	0.25%	N/A	N/A
Global Natural Resources	0.25%		N/A	N/A	N/A	N/A	N/A
Global Real Estate	0.25%		1.00%	1.00%	0.25%	N/A	N/A
Global Value Choice	0.25%		1.00%	1.00%	N/A	0.25%	N/A
Asia-Pacific Real Estate	0.25%		1.00%	1.00%	N/A	N/A	N/A
Emerging Countries	0.35%	(1)	1.00%	1.00%	N/A	0.25%	N/A
European Real Estate	0.25%		1.00%	1.00%	N/A	N/A	N/A
Foreign	0.25%		1.00%	1.00%	N/A	0.25%	N/A
Greater China	0.25%		1.00%	1.00%	0.25%	N/A	N/A

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

	Class A	Class B	Class C		Class O	Class Q		Class R

Index Plus International Equity	0.25%	1.00%	1.00%		0.25%	N/A		N/A
International Capital Appreciation	0.25%	1.00%	1.00%		N/A	0.25%		N/A
International Real Estate	0.25%	1.00%	1.00%		N/A	N/A		N/A
International SmallCap Multi-Manager	0.35%	1.00%	1.00%		0.25%	0.25%		N/A
International Value	0.30%	1.00%	1.00	%(2)	N/A	0.25	%(2)	N/A
International Value Choice	0.25%	1.00%	1.00%		N/A	N/A		N/A
Russia	0.25%	N/A	N/A		N/A	N/A		N/A
Global Bond	0.25%	1.00%	1.00%		0.25%	N/A		N/A
Diversified International	0.25%	1.00%	1.00%		0.25%	N/A		0.50%

(1)	The Distributor has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2009 through March 1, 2010.
(2)	The Distributor has voluntarily agreed to waive 0.25% of the Distribution Fee for Class Q shares and a portion of the Distribution Fee for Class C shares of International value for the period from January 1, 2007 through December 31, 2008.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2009, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class C
	Shares	Shares

Initial Sales Charges:
Global Equity Dividend	$14,072	N/A
Global Natural Resources	21,110	N/A
Global Real Estate	96,977	N/A
Global Value Choice	42,455	N/A
Asia-Pacific Real Estate	758	N/A
Emerging Countries	9,941	N/A
European Real Estate	1,754	N/A
Foreign	4,894	N/A
Greater China	33,596	N/A
Index Plus International Equity	530	N/A
International Capital Appreciation	1,284	N/A
International Real Estate	7,603	N/A
International SmallCap Multi-Manager	5,147	N/A
International Value	5,408	N/A
International Value Choice	6,849	N/A
Russia	186,595	N/A
Global Bond	44,188	N/A
Diversified International	13,007	N/A

Contingent Deferred Sales Charges:
Global Equity Dividend	2,824	$1,689
Global Natural Resources	287	—
Global Real Estate	10,964	32,521
Global Value Choice	305	6,177
Asia-Pacific Real Estate	—	32
Emerging Countries	1	1,021
European Real Estate	1	15
Foreign	6,964	7,860
Greater China	315	3,047
Index Plus International Equity	—	128
International Capital Appreciation	—	27
International Real Estate	4,334	3,998
International SmallCap Multi-Manager	10,930	3,332
International Value	21,682	8,704
International Value Choice	—	1,133
Russia	111,938	—
Global Bond	8,043	29,890
Diversified International	267	11,042

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2009, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
Fund	Management Fees	Administrative Fees	Distribution Fees	Total

Global Equity Dividend	$104,070	$12,109	$60,709	$176,888
Global Natural Resources	77,154	8,888	22,066	108,108
Global Real Estate	1,043,399	144,368	343,148	1,530,915
Global Value Choice	132,721	14,866	82,528	230,115
Asia-Pacific Real Estate	3,828	384	1,552	5,764
Emerging Countries	154,618	12,369	38,824	205,811
European Real Estate	5,439	544	1,421	7,404
Foreign	227,581	22,762	103,809	354,152
Greater China	58,493	4,007	15,783	78,283
Index Plus International Equity	53,586	9,743	14,731	78,060
International Capital Appreciation	85,704	9,700	19,231	114,635
International Real Estate	440,467	47,205	50,292	537,964
International SmallCap Multi-Manager	382,589	37,382	97,288	517,259
International Value	1,505,025	150,583	470,915	2,126,523
International Value Choice	42,976	4,314	8,422	55,712
Russia	410,109	32,808	82,021	524,938
Global Bond	93,383	23,428	59,657	176,468
Diversified International	—	20,572	111,915	132,487

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

At October 31, 2009, the following indirect, wholly owned subsidiaries of ING Groep owned the following Funds:

Diversified International —	Emerging Countries (13.29%); Foreign (22.09%); Index Plus International Equity (16.63%); International Capital Appreciation (47.80%); International SmallCap Multi-Manager (6.33%); International Value Choice (45.80%).

ING Global Target Payment Fund —	Index Plus International Equity (5.28%).

ING Life Insurance and Annuity Company —	Asia-Pacific Real Estate (64.27%); European Real Estate (52.66%); International SmallCap Multi-Manager (8.78%).

ING Luxenbourg SA —	International Real Estate (5.75%).

ING National Trust —	International Capital Appreciation (9.40%); International Value (8.85%).

ING Solution 2015 Portfolio —	Global Bond (11.89%).

ING Solution 2025 Portfolio —	Global Bond (17.21%).

ING Solution 2035 Portfolio —	Global Bond (9.83%).

ING Strategic Allocation Growth Fund —	Index Plus International Equity (10.39%).

ING Strategic Allocation Moderate Fund —	Index Plus International Equity (8.37%).

Reliance Trust Company —	Emerging Countries (5.52%); International Capital Appreciation (6.23%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Investment Adviser may request that the Funds’ portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

The Registrants have adopted a Retirement Policy covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

The following Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were:

	Affiliated	Commissions
Fund	Brokers	Paid

Global Equity Dividend	ING Baring LLC	$2,024
Global Real Estate	ING Baring LLC	39,761
Asia-Pacific Real Estate	ING Baring LLC	47
Emerging Countries	ING Baring LLC	14,736
Foreign	ING Baring LLC	51
Greater China	ING Baring LLC	6,929
International Real Estate	ING Baring LLC	23,321
International SmallCap Multi-Manager	ING Baring LLC	1,683
International Value Choice	ING Baring LLC	306

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2009, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Fund	Accrued Expenses	Amount

Global Natural Resources	Transfer Agent	$51,259
Asia-Pacific Real Estate	Custody	14,976
	Professional	13,106
European Real Estate	Custody	3,883
	Transfer Agent	4,368
	Professional	3,793
Index Plus International Equity	Transfer Agent	65,540
Diversified International	Transfer Agent	158,284

NOTE 9 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser and/or Distributor have agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

(and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class O	Class Q	Class R	Class W

Global Equity Dividend	1.40%	2.15%	2.15%	1.15%	1.40%	N/A	N/A	1.15%
Global Natural Resources	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A	2.50%
Global Real Estate	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	N/A	1.50%
Global Value Choice	1.50%	2.25%	2.25%	1.25%	N/A	1.50%	N/A	1.25%
Asia-Pacific Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A	N/A
Emerging Countries(1)	2.25%	2.90%	2.90%	1.75%	N/A	2.15%	N/A	1.90%
European Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A	N/A
Foreign(2)	1.95%	2.70%	2.70%	1.60%	N/A	1.85%	N/A	1.45%
Greater China(3)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	N/A	N/A
International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	N/A
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A	N/A	1.25%
International SmallCap Multi-Manager	1.95%	2.60%	2.60%	1.40%	1.85%	1.85%	N/A	1.60%
International Value	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A	N/A	1.45%
Russia	3.35%	N/A	N/A	3.10%	N/A	N/A	N/A	N/A
Global Bond	0.90%	1.65%	1.65%	0.61%	0.90%	N/A	N/A	0.65%
Diversified International(4)	0.50%	1.25%	1.25%	0.25%	0.35%	N/A	0.75%	0.10%

(1)	Effective March 1, 2009, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least March 1, 2010. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85% and 2.10% for Class A, B, C and Q shares, respectively. If, after March 1, 2010, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(2)	Pursuant to a side agreement dated March 1, 2009, ING Investments has lowered the expense limits for Foreign through at least March 1, 2010. The expense limits for Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q shares, respectively. If, after March 1, 2010, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it.
(3)	Pursuant to a side agreement dated March 1, 2009, the expense limits for Greater China are 2.10%, 2.85%, 2.85% and 1.85% for Class A, B, C and I shares, respectively, through March 1, 2010. Pursuant to a side agreement dated May 30, 2008, the expense limit for Class O shares is 2.10% through March 1, 2010. There is no guarantee that these side agreements will continue after that date. These side agreements will only renew if ING Investments elects to renew them. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.
(4)	The operating expense limits for Diversified International set out above apply only at the fund level and do not limit the fees payable by the underlying investment companies in which the fund invests. The operating expense limits for Class O and Class W of Diversified International will increase to 0.50% and 0.25%, respectively, at the fund level, effective March 1, 2010. Effective March 1, 2009, the expense limits for Class A, B, C and R were revised from 0.35%, 1.10%, 1.10%, 0.25% and 0.60%, respectively to limits set forth in the table above.

The Investment Adviser may at a later date recoup from a Fund management and/or class specific fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of October 31, 2009, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	2010	2011	2012	Total

Global Equity Dividend	$—	$46,818	$172,058	$218,876
Asia-Pacific Real Estate	—	142,848	116,219	259,067
European Real Estate	—	138,620	70,562	209,182
Greater China	—	—	60,086	60,086
Index Plus International Equity	—	936,939	22,838	959,777
International Capital Appreciation	—	—	25,287	25,287
Global Bond	148,408	86,497	272,426	507,331
Diversified International	1,428,892	1,337,950	786,289	3,553,131

As of October 31, 2009, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	2010	2011	2012	Total

Foreign
Class A	$—	$—	$60,601	$60,601
Class B	—	—	8,618	8,618
Class C	—	—	47,861	47,861
Index Plus International Equity
Class A	$—	$—	$30,515	$30,515
Class B	—	—	4,392	4,392
Class C	—	—	4,534	4,534
Class O	—	—	146,637	146,637
International Real Estate
Class A	$—	$—	$158,438	$158,438
Class B	—	—	6,996	6,996
Class C	—	—	51,655	51,655
International Value Choice
Class A	$—	$—	$13,778	$13,778
Class B	—	—	2,169	2,169
Class C	—	—	3,921	3,921

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 9 — EXPENSE LIMITATION AGREEMENTS (continued)

	2010	2011	2012	Total

Diversified International
Class A	$—	$—	$39,041	$39,041
Class B	—	—	5,755	5,755
Class C	—	—	21,656	21,656
Class O	—	—	1,830	1,830
Class R	—	—	54	54
Class W	—	—	2,307	2,307

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments or IMF provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term.

NOTE 10 — WRITTEN OPTIONS

Transactions in written options for Global Bond for the year ended October 31, 2009 were as follows:

	USD	CHF
	Notional	Notional	Premium

Balance at 10/31/08	—	—	$—
Options Written	20,289,000	7,164,109	299,757
Options Terminated in Closing Purchase Transactions	(4,446,000)	—	(40,056)
Options Expired	(2,865,000)	—	(40,735)

Balance at 10/31/09	12,978,000	7,164,109	$218,966

NOTE 11 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser or an affiliate of the investment adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears for the period ended October 31, 2009.

The following Funds utilized the line of credit during the year ended October 31, 2009:

			Approximate
		Approximate	Weighted
		Average	Average
		Daily Balance	Interest Rate
	Days	for Days	for Days
Fund	Utilized	Utilized	Utilized

Global Equity Dividend	27	$3,295,185	0.69%
Global Natural Resources	13	323,846	0.75%
Global Real Estate	8	1,075,000	0.67%
Global Value Choice	11	4,755,455	1.09%
Asia-Pacific Real Estate	29	474,138	0.81%
Foreign(1)	34	1,124,118	0.93%
Greater China	52	1,367,308	0.63%
Index Plus International Equity	27	1,415,556	0.79%
International Capital Appreciation	75	712,133	0.93%
International Real Estate	27	3,974,444	1.01%
International SmallCap Multi-Manager	197	2,874,194	0.96%
International Value(2)	162	9,186,543	1.04%
Global Bond	20	1,397,000	1.01%
Diversified International	1	3,640,000	1.09%

(1)	At October 31, 2009, Foreign had an outstanding balance of $180,000.

(2)	At October 31, 2009, International Value had an outstanding balance of $3,240,000.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 12 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

		Proceeds			Net increase		Proceeds
		from shares			(decrease) in		from shares		Redemption
	Shares	issued in	Reinvestment	Shares	shares	Shares	issued in	Reinvestment	fee	Shares	Net increase
Year or	sold	merger	of distributions	redeemed	outstanding	sold	merger	of distributions	proceeds	redeemed	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Global Equity Dividend

Class A

10-31-09	910,513	—	120,461	(3,249,618)	(2,218,644)	7,243,833	—	996,853	—	(26,003,285)	(17,762,599)
10-31-08	1,684,371	—	898,653	(6,232,831)	(3,649,807)	22,771,615	—	12,354,667	—	(80,691,472)	(45,565,190)

Class B

10-31-09	78,456	—	30,196	(825,295)	(716,643)	634,273	—	249,985	—	(6,553,571)	(5,669,313)
10-31-08	209,008	—	285,087	(1,516,147)	(1,022,052)	2,887,159	—	3,919,259	—	(19,421,680)	(12,615,262)

Class C

10-31-09	468,872	—	55,436	(2,066,211)	(1,541,903)	3,852,465	—	458,079	—	(16,369,585)	(12,059,041)
10-31-08	939,460	—	532,700	(3,351,816)	(1,879,656)	12,444,478	—	7,312,315	—	(42,088,864)	(22,332,071)

Class I

10-31-09	97,132	—	5,729	(46,693)	56,168	767,296	—	47,693	—	(375,732)	439,257
10-31-08	138,648	—	1,647	(2,887)	137,408	1,611,488	—	17,934	—	(27,782)	1,601,640

Class O

10-31-09	276,310	—	2,762	(369,666)	(90,594)	2,213,745	—	22,787	—	(2,950,118)	(713,586)
10-31-08	782,090	—	191,680	(706,072)	267,698	10,540,572	—	2,607,486	—	(9,001,556)	4,146,502

Class W

10-31-09	2,239,182	—	23,282	(189,981)	2,072,483	19,974,951	—	218,131	—	(1,849,607)	18,343,475
02-12-08(1)-10-31-08	7,672	—	89	(418)	7,343	100,945	—	1,106	—	(4,290)	97,761

Global Natural Resources

Class A

10-31-09	1,470,178	—	787,696	(1,932,899)	324,975	9,701,353	—	4,962,490	—	(12,571,476)	2,092,367
10-31-08	1,790,153	—	2,336,443	(2,810,465)	1,316,131	20,032,450	—	25,092,175	—	(29,521,523)	15,603,102

Class I

10-31-09	73,310	—	1,015	(9,277)	65,048	461,755	—	6,371	—	(60,312)	407,814
10-31-08	7	—	20	(83)	(56)	100	—	209	—	(913)	(604)

Class W

10-31-09	18,740	—	204	(3,315)	15,629	167,106	—	1,612	—	(32,689)	136,029
02-12-08(1)-10-31-08	4,103	—	(1)	(840)	3,262	49,821	—	(14)	—	(9,597)	40,210

Global Real Estate

Class A

10-31-09	35,273,811	—	1,466,408	(40,636,758)	(3,896,539)	408,890,679	—	16,720,591	—	(432,634,570)	(7,023,300)
10-31-08	51,167,781	—	1,640,309	(32,356,404)	20,451,686	937,189,621	—	31,783,397	—	(577,604,547)	391,368,471

Class B

10-31-09	166,384	—	49,738	(587,295)	(371,173)	1,702,193	—	473,970	—	(5,308,965)	(3,132,802)
10-31-08	352,926	—	77,469	(1,008,421)	(578,026)	5,817,538	—	1,303,042	—	(15,872,425)	(8,751,845)

Class C

10-31-09	2,985,466	—	254,710	(5,057,405)	(1,817,229)	32,724,474	—	2,561,518	—	(49,038,114)	(13,752,122)
10-31-08	5,702,611	—	352,125	(6,377,998)	(323,262)	98,932,052	—	6,199,754	—	(104,028,388)	1,103,418

Class I

10-31-09	26,525,227	—	902,861	(13,297,323)	14,130,765	309,867,495	—	10,316,518	—	(154,903,172)	165,280,841
10-31-08	17,361,717	—	287,474	(2,851,439)	14,797,752	322,700,380	—	5,302,392	—	(47,800,551)	280,202,221

Class O

10-31-09	165,069	—	1,903	(231,028)	(64,056)	1,869,772	—	21,409	—	(2,599,886)	(708,705)
10-31-08	353,337	—	38,884	(456,536)	(64,315)	6,903,345	—	762,024	—	(8,610,674)	(945,305)

Class W

10-31-09	10,717,462	—	273,573	(4,367,066)	6,623,969	115,194,535	—	3,106,650	—	(50,267,972)	68,033,213
02-12-08(1)-10-31-08	4,363,284	—	36,962	(411,336)	3,988,910	81,150,156	—	636,668	—	(6,448,716)	75,338,108

Global Value Choice

Class A

10-31-09	6,538,227	—	—	(4,714,108)	1,824,119	132,608,998	—	—	—	(98,627,829)	33,981,169
10-31-08	1,396,794	—	7,665	(1,196,047)	208,412	34,725,305	—	197,906	—	(27,864,080)	7,059,131

Class B

10-31-09	97,118	—	—	(214,707)	(117,589)	2,359,749	—	—	—	(4,388,375)	(2,028,626)
10-31-08	108,879	—	—	(458,496)	(349,617)	2,970,432	—	—	—	(12,293,459)	(9,323,027)

Class C

10-31-09	964,841	—	—	(331,636)	633,205	20,983,932	—	—	—	(6,137,973)	14,845,959
10-31-08	271,913	—	565	(418,092)	(145,614)	6,485,007	—	14,032	—	(9,480,420)	(2,981,381)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 12 — CAPITAL SHARES (continued)

					Net increase
		Payments by			(decrease) in		Payments by		Redemption
	Shares	affiliate	Reinvestment	Shares	shares	Shares	affiliate	Reinvestment	fee	Shares	Net increase
Year or	sold	(Note 18)	of distributions	redeemed	outstanding	sold	(Note 18)	of distributions	proceeds	redeemed	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Global Value Choice (continued)

Class I

10-31-09	216,033	—	—	(165,913)	50,120	4,623,100	—	—	—	(3,400,709)	1,222,391
10-31-08	164,533	—	3,007	(99,756)	67,784	4,158,310	—	77,786	—	(2,306,604)	1,929,492

Class Q

10-31-09	137,594	—	—	(120,545)	17,049	3,299,839	—	—	—	(3,102,099)	197,740
10-31-08	17,033	—	511	(29,161)	(11,617)	484,802	—	15,493	—	(816,263)	(315,968)

Class W

06-01-09(1)-10-31-09	10,629	—	—	(1,190)	9,439	292,141	—	—	—	(32,898)	259,243

Asia-Pacific Real Estate

Class A

10-31-09	70,910	—	1,315	(159,906)	(87,681)	396,983	—	6,056	—	(668,134)	(265,095)
10-31-08	780,760	—	980	(84,459)	697,281	6,996,175	—	6,748	—	(456,097)	6,546,826

Class B

10-31-09	647	—	77	(9)	715	3,076	—	348	—	(54)	3,370
10-31-08	4,402	—	26	(382)	4,046	35,352	—	201	—	(3,153)	32,400

Class C

10-31-09	114,637	—	237	(736,123)	(621,249)	593,919	—	1,091	—	(3,103,015)	(2,508,005)
10-31-08	974,716	—	110	(189,935)	784,891	6,392,882	—	803	—	(834,587)	5,559,098

Class I

10-31-09	—	—	—	(1)	(1)	—	—	—	—	(6)	(6)
10-31-08	102	—	—	(1)	101	1,020	—	—	—	(10)	1,010

Emerging Countries

Class A

10-31-09	511,157	—	94,935	(1,077,430)	(471,338)	10,120,722	787,440	1,498,911	—	(18,239,250)	(5,832,177)
10-31-08	822,906	—	176,088	(2,002,850)	(1,003,856)	28,711,056	—	6,292,464	—	(63,446,626)	(28,443,106)

Class B

10-31-09	28,193	—	2,330	(92,590)	(62,067)	568,063	52,639	36,664	—	(1,546,719)	(889,353)
10-31-08	48,419	—	12,124	(195,755)	(135,212)	1,665,983	—	427,641	—	(5,956,437)	(3,862,813)

Class C

10-31-09	118,019	—	10,848	(346,829)	(217,962)	2,032,627	189,173	160,382	—	(5,702,039)	(3,319,857)
10-31-08	173,763	—	40,672	(631,418)	(416,983)	5,571,813	—	1,351,224	—	(17,685,013)	(10,761,976)

Class I

10-31-09	717,479	—	46,082	(607,296)	156,265	12,379,748	295,440	725,836	—	(10,528,832)	2,872,192
10-31-08	1,116,587	—	48,781	(1,019,536)	145,832	36,867,641	—	1,745,240	—	(33,127,020)	5,485,861

Class Q

10-31-09	239,986	—	8,656	(240,918)	7,724	4,724,590	75,204	141,928	—	(4,437,488)	504,234
10-31-08	108,895	—	20,139	(316,696)	(187,662)	3,902,063	—	745,231	—	(10,326,260)	(5,678,966)

Class W

10-31-09	3,260	—	56	(1,682)	1,634	68,462	384	928	—	(29,160)	40,614
02-12-08(1)-10-31-08	4,607	—	1	(2,479)	2,129	162,983	—	11	—	(78,082)	84,912

European Real Estate

Class A

10-31-09	380,060	—	5,024	(42,539)	342,545	2,499,959	—	24,404	—	(231,184)	2,293,179
10-31-08	693,672	—	1,632	(103,326)	591,978	6,733,767	—	13,407	—	(796,654)	5,950,520

Class B

10-31-09	2,865	—	123	(548)	2,440	13,462	—	586	—	(2,806)	11,242
10-31-08	3,076	—	24	(1,157)	1,943	28,991	—	196	—	(9,393)	19,794

Class C

10-31-09	1,342	—	420	(1,047)	715	8,521	—	2,002	—	(6,484)	4,039
10-31-08	19,205	—	66	(10,195)	9,076	181,711	—	545	—	(89,452)	92,804

Class I

10-31-09	—	—	—	(1)	(1)	—	—	—	—	(6)	(6)
10-31-08	102	—	—	(1)	101	1,020	—	—	—	(10)	1,010

Foreign

Class A

10-31-09	1,371,631	—	284,304	(7,301,637)	(5,645,702)	15,185,123	—	3,268,720	—	(78,630,589)	(60,176,746)
10-31-08	4,911,276	—	689,975	(7,518,393)	(1,917,142)	94,565,312	—	14,109,997	—	(128,973,992)	(20,298,683)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 12 — CAPITAL SHARES (continued)

		Proceeds			Net increase			Proceeds
		from shares			(decrease) in		Payments by	from shares
	Shares	issued in	Reinvestment	Shares	shares	Shares	affiliate	issued in	Reinvestment	Shares	Net increase
Year or	sold	merger	of distributions	redeemed	outstanding	sold	(Note 18)	merger	of distributions	redeemed	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Foreign (continued)

Class B

10-31-09	55,680	—	30,318	(630,033)	(544,035)	594,826	—	—	337,982	(6,541,059)	(5,608,251)
10-31-08	239,123	—	113,030	(876,325)	(524,172)	4,648,104	—	—	2,230,091	(15,036,348)	(8,158,153)

Class C

10-31-09	627,944	—	167,024	(3,714,605)	(2,919,637)	6,702,848	—	—	1,862,026	(39,092,373)	(30,527,499)
10-31-08	1,811,561	—	458,623	(3,336,522)	(1,066,338)	33,659,479	—	—	9,062,384	(57,534,479)	(14,812,616)

Class I

10-31-09	2,039,880	—	280,181	(3,037,898)	(717,837)	22,812,939	—	—	3,268,812	(32,771,577)	(6,689,826)
10-31-08	2,258,533	—	317,295	(1,415,836)	1,159,992	44,056,759	—	—	6,602,918	(22,601,262)	28,058,415

Class Q

10-31-09	—	—	57	(3,945)	(3,888)	—	—	—	675	(41,702)	(41,027)
10-31-08	—	—	2,445	(33,010)	(30,565)	—	—	—	50,214	(440,821)	(390,607)

Class W

10-31-09	31,220	—	1,029	(15,049)	17,200	373,143	—	—	12,878	(181,480)	204,541
02-12-08(1)-10-31-08	42,471	—	—	(19,175)	23,296	878,887	—	—	—	(309,649)	569,238

Greater China

Class A

10-31-09	1,620,136	—	123,707	(1,659,729)	84,114	19,265,434	—	—	1,239,574	(18,938,896)	1,566,112
10-31-08	947,515	—	239,370	(1,990,551)	(803,666)	16,713,689	—	—	4,242,198	(31,428,443)	(10,472,556)

Class B

10-31-09	80,471	—	11,348	(71,120)	20,699	942,985	—	—	113,136	(788,399)	267,722
10-31-08	92,034	—	29,578	(219,342)	(97,730)	1,652,070	—	—	517,910	(3,355,264)	(1,185,284)

Class C

10-31-09	303,440	—	14,271	(177,326)	140,385	3,924,773	—	—	142,714	(2,096,269)	1,971,218
10-31-08	173,882	—	49,298	(439,357)	(216,177)	3,131,398	—	—	863,707	(7,284,343)	(3,289,238)

Class I

10-31-09	74,850	—	480	(31,315)	44,015	1,012,075	—	—	4,797	(448,599)	568,273
10-31-08	1,864	—	255	(31)	2,088	28,250	—	—	4,518	(628)	32,140

Class O

10-31-09	270,635	—	—	(83,831)	186,804	3,346,554	—	—	—	(1,090,406)	2,256,148

06-04-08(1)-10-31-08	29,666	—	—	(7,455)	22,211	389,817	—	—	—	(95,367)	294,450

Index Plus International Equity

Class A

10-31-09	101,065	—	50,580	(508,408)	(356,763)	656,750	42,188	—	316,123	(3,249,309)	(2,234,248)
10-31-08	127,395	2,083,276	15,616	(898,337)	1,327,950	1,262,851	—	24,809,468	183,797	(9,088,911)	17,167,205

Class B

10-31-09	13,926	—	3,810	(110,968)	(93,232)	86,071	5,630	—	23,930	(680,898)	(565,267)
10-31-08	12,177	355,813	6,215	(177,202)	197,003	132,214	—	4,223,697	72,966	(1,667,340)	2,761,537

Class C

10-31-09	26,669	—	3,268	(52,196)	(22,259)	162,592	6,257	—	20,424	(310,039)	(120,766)
10-31-08	30,434	197,636	5,787	(106,330)	127,527	324,453	—	2,343,627	67,879	(1,040,718)	1,695,241

Class I

10-31-09	1,779,458	—	437,590	(4,214,852)	(1,997,804)	11,549,179	239,494	—	2,730,559	(26,438,519)	(11,919,287)
10-31-08	8,828,357	523,573	1,189,238	(10,454,928)	86,240	95,723,393	—	6,258,727	14,056,792	(102,148,610)	13,890,302

Class O

10-31-09	636,241	—	33,354	(1,142,220)	(472,625)	3,958,056	204,241	—	206,799	(7,174,283)	(2,805,187)
11-09-07(1)-10-31-08	1,292,028	7,673,371	62	(2,385,102)	6,580,359	13,220,056	—	90,795,795	730	(22,842,487)	81,174,094

International Capital Appreciation

Class A

10-31-09	102,826	2,847,730	1,714	(335,120)	2,617,150	880,999	—	24,468,063	12,234	(2,601,438)	22,759,858
10-31-08	96,218	—	4,821	(169,646)	(68,607)	1,239,482	—	—	62,381	(1,327,786)	(25,923)

Class B

10-31-09	48,165	463,335	252	(55,669)	456,083	395,179	—	3,950,116	2,182	(424,084)	3,923,393
10-31-08	46,616	—	2,138	(70,820)	(22,066)	580,009	—	—	27,323	(807,705)	(200,373)

Class C

10-31-09	29,940	836,791	81	(49,346)	817,466	253,183	—	7,160,428	703	(405,801)	7,008,513
10-31-08	53,113	—	1,936	(67,450)	(12,401)	645,740	—	—	24,821	(714,775)	(44,214)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 12 — CAPITAL SHARES (continued)

		Proceeds			Net increase			Proceeds
		from shares			(decrease) in		Payments by	from shares
	Shares	issued in	Reinvestment	Shares	shares	Shares	affiliate	issued in	Reinvestment	Shares	Net increase
Year or	sold	merger	of distributions	redeemed	outstanding	sold	(Note 18)	merger	of distributions	redeemed	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

International Capital Appreciation (continued)

Class I

10-31-09	1,850,459	847,064	215,139	(3,481,989)	(569,327)	11,581,208	—	7,244,473	1,505,866	(23,752,279)	(3,420,732)
10-31-08	1,662,796	—	515,675	(4,514,825)	(2,336,354)	21,649,973	—	—	6,677,994	(49,010,622)	(20,682,655)

Class Q

08-07-09(1)-10-31-09	20,196	1,352,395	—	(80,397)	1,292,194	184,872	—	11,617,182	—	(729,208)	11,072,846

International Real Estate

Class A

10-31-09	10,856,139	—	187,058	(10,216,094)	827,103	80,995,390	—	—	1,251,514	(68,335,161)	13,911,743
10-31-08	8,574,151	—	545,171	(14,791,771)	(5,672,449)	100,590,258	—	—	6,416,280	(154,954,852)	(47,948,314)

Class B

10-31-09	32,511	—	6,668	(161,717)	(122,538)	221,994	—	—	44,407	(1,010,676)	(744,275)
10-31-08	71,839	—	23,566	(329,118)	(233,713)	857,933	—	—	282,366	(3,544,764)	(2,404,465)

Class C

10-31-09	463,520	—	37,943	(2,688,671)	(2,187,208)	3,385,481	—	—	252,590	(16,625,935)	(12,987,864)
10-31-08	2,194,498	—	169,409	(5,422,977)	(3,059,070)	25,813,659	—	—	2,032,768	(56,377,064)	(28,530,637)

Class I

10-31-09	24,743,016	—	397,990	(21,468,261)	3,672,745	157,988,044	—	—	2,682,070	(146,561,555)	14,108,559
10-31-08	43,441,169	—	428,870	(10,642,891)	33,227,148	481,407,853	—	—	4,893,801	(95,017,074)	391,284,580

Class W

10-31-09	222,598	—	1,804	(22,663)	201,739	1,729,123	—	—	12,716	(171,266)	1,570,573
02-12-08(1)-10-31-08	52,809	—	124	(8,553)	44,380	568,699	—	—	1,157	(58,832)	511,024

International SmallCap Multi-Manager

Class A

10-31-09	1,348,432	—	150,477	(2,921,857)	(1,422,948)	33,018,290	1,161,532	—	3,373,881	(69,598,429)	(32,044,726)
10-31-08	2,979,636	—	998,861	(4,779,374)	(800,877)	136,744,112	—	—	47,137,719	(202,990,223)	(19,108,392)

Class B

10-31-09	11,148	—	2,719	(266,483)	(252,616)	291,306	68,188	—	64,369	(6,411,677)	(5,987,814)
10-31-08	50,690	—	118,804	(623,581)	(454,087)	2,540,227	—	—	5,829,623	(28,106,960)	(19,737,110)

Class C

10-31-09	63,914	—	20,386	(405,458)	(321,158)	1,447,283	212,607	—	429,751	(8,998,765)	(6,909,124)
10-31-08	219,882	—	221,078	(703,134)	(262,174)	9,721,747	—	—	9,767,028	(27,322,204)	(7,833,429)

Class I

10-31-09	2,715,701	—	105,575	(3,681,362)	(860,086)	69,313,964	923,408	—	2,362,922	(88,778,751)	(16,178,457)
10-31-08	1,741,676	—	627,880	(1,922,882)	446,674	77,860,724	—	—	29,679,191	(82,207,122)	25,332,793

Class O

10-31-09	24,136	—	—	(8,794)	15,342	607,858	1,900	—	—	(242,535)	367,223
06-04-08(1)-10-31-08	4,615	—	—	(1,899)	2,716	150,303	—	—	—	(54,844)	95,459

Class Q

10-31-09	181,108	—	42,371	(1,079,348)	(855,869)	4,856,128	221,207	—	1,035,594	(25,746,978)	(19,634,049)
10-31-08	441,947	—	273,392	(796,120)	(80,781)	21,564,716	—	—	14,027,428	(36,553,425)	(961,281)

Class W

10-31-09	126,076	—	13,008	(200,286)	(61,202)	3,561,630	73,078	—	343,560	(5,206,493)	(1,228,225)
02-12-08(1)-10-31-08	424,319	—	2	(38,041)	386,280	19,393,949	—	—	126	(1,389,064)	18,005,011

International Value

Class A

10-31-09	16,601,423	—	13,240,763	(49,286,953)	(19,444,767)	155,743,430	417,878	—	125,310,400	(456,666,236)	(175,194,528)
10-31-08	15,008,226	—	13,738,713	(37,372,970)	(8,626,031)	263,356,450	—	—	253,006,563	(604,941,068)	(88,578,055)

Class B

10-31-09	136,224	—	1,111,861	(5,749,201)	(4,501,116)	1,262,493	28,612	—	10,444,144	(53,332,951)	(41,597,702)
10-31-08	413,342	—	1,777,035	(7,626,050)	(5,435,673)	7,656,523	—	—	32,199,846	(129,928,893)	(90,072,524)

Class C

10-31-09	1,782,967	—	4,284,938	(10,863,629)	(4,795,724)	16,368,193	154,097	—	39,564,402	(98,584,395)	(42,497,703)
10-31-08	1,347,145	—	4,567,631	(9,292,377)	(3,377,601)	24,318,686	—	—	81,988,970	(144,620,438)	(38,312,782)

Class I

10-31-09	21,932,485	—	8,057,767	(42,131,776)	(12,141,524)	208,458,026	345,180	—	75,935,416	(403,753,973)	(119,015,351)
10-31-08	21,346,501	—	12,048,408	(61,196,377)	(27,801,468)	374,519,708	—	—	221,811,196	(1,025,849,999)	(429,519,095)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 12 — CAPITAL SHARES (continued)

					Net increase
		Payments by			(decrease) in		Payments by		Redemption
	Shares	affiliate	Reinvestment	Shares	shares	Shares	affiliate	Reinvestment	fee	Shares	Net increase
Year or	sold	(Note 18)	of distributions	redeemed	outstanding	sold	(Note 18)	of distributions	proceeds	redeemed	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

International Value (continued)

Class Q

10-31-09	1,206,557	—	178,994	(373,051)	1,012,500	11,058,551	9,674	1,690,451	—	(3,285,427)	9,473,249
10-31-08	80,922	—	168,251	(258,323)	(9,150)	1,352,835	—	3,102,544	—	(4,062,976)	392,403

Class W
07-20-09(1)-10-31-09	288	—	—	—	288	3,000	—	—	—	—	3,000

International Value Choice

Class A

10-31-09	844,928	—	9,558	(424,179)	430,307	7,718,059	—	78,920	—	(3,560,528)	4,236,451
10-31-08	686,849	—	176,805	(795,921)	67,733	7,157,841	—	2,075,696	—	(7,750,036)	1,483,501

Class B

10-31-09	37,433	—	40	(83,839)	(46,366)	312,771	—	332	—	(679,570)	(366,467)
10-31-08	42,499	—	29,707	(97,833)	(25,627)	499,053	—	345,496	—	(1,061,670)	(217,121)

Class C

10-31-09	240,962	—	67	(117,188)	123,841	2,061,616	—	557	—	(940,153)	1,122,020
10-31-08	63,426	—	39,133	(133,854)	(31,295)	741,122	—	456,287	—	(1,515,447)	(318,038)

Class I

10-31-09	496,035	—	64,604	(2,471,198)	(1,910,559)	4,189,609	—	532,021	—	(19,412,031)	(14,690,401)
10-31-08	1,789,120	—	775,006	(1,843,757)	720,369	21,092,150	—	9,083,070	—	(19,635,694)	10,539,526

Class W
06-01-09(1)-10-31-09	327	—	—	—	327	3,000	—	—	—	—	3,000

Russia

Class A

10-31-09	3,136,367	—	3,839,001	(4,536,852)	2,438,516	64,169,973	—	71,291,248	262,776	(78,843,963)	56,880,034
10-31-08	3,508,454	—	1,701,980	(6,816,631)	(1,606,197)	221,879,155	—	116,874,956	1,344,090	(348,756,344)	(8,658,143)

Class I

09-30-09(1)-10-31-09	106	—	—	—	106	3,000	—	—	—	—	3,000

Global Bond

Class A

10-31-09	6,373,003	—	163,753	(5,903,951)	632,805	74,265,421	—	1,865,656	—	(65,323,554)	10,807,523
10-31-08	7,456,121	—	137,999	(2,528,202)	5,065,918	80,606,536	—	1,503,470	—	(26,720,683)	55,389,323

Class B

10-31-09	174,593	—	9,908	(164,067)	20,434	1,952,301	—	111,648	—	(1,817,097)	246,852
10-31-08	482,365	—	7,800	(120,595)	369,570	5,209,000	—	84,783	—	(1,265,336)	4,028,447

Class C

10-31-09	2,199,636	—	72,957	(1,364,310)	908,283	25,493,127	—	823,517	—	(15,196,556)	11,120,088
10-31-08	3,471,699	—	50,068	(831,577)	2,690,190	37,418,779	—	547,180	—	(8,772,866)	29,193,093

Class I

10-31-09	11,315,341	—	185,482	(402,479)	11,098,344	123,295,021	—	2,192,977	—	(4,570,432)	120,917,566
10-31-08	146,220	—	511	(97,562)	49,169	1,585,456	—	5,482	—	(1,042,215)	548,723

Class O

10-31-09	307,733	—	7	(70,439)	237,301	3,487,641	—	79	—	(797,912)	2,689,808
06-04-08(1)-10-31-08	27,965	—	2	(6,112)	21,855	292,477	—	21	—	(63,489)	229,009

Class W

06-01-09(1)-10-31-09	130,083	—	372	(3,321)	127,134	1,559,868	—	4,415	—	(39,978)	1,524,305

Diversified International

Class A

10-31-09	2,533,302	—	1,998,138	(11,750,100)	(7,218,660)	17,593,370	—	13,047,285	—	(78,261,758)	(47,621,103)
10-31-08	8,841,423	—	515,063	(12,019,529)	(2,663,043)	111,719,950	—	6,979,408	—	(131,771,713)	(13,072,355)

Class B

10-31-09	174,017	—	252,791	(797,854)	(371,046)	1,189,186	—	1,650,743	—	(5,252,991)	(2,413,062)
10-31-08	654,048	—	48,497	(851,393)	(148,848)	8,251,659	—	654,909	—	(9,548,622)	(642,054)

Class C

10-31-09	1,304,646	—	901,364	(4,385,138)	(2,179,128)	8,889,191	—	5,877,016	—	(29,433,360)	(14,667,153)
10-31-08	3,391,624	—	164,842	(3,992,949)	(436,483)	42,957,806	—	2,222,086	—	(43,316,760)	1,863,132

Class I

10-31-09	773,346	—	90,151	(477,064)	386,433	5,193,236	—	585,985	—	(3,165,096)	2,614,125
10-31-08	7	—	57	(47)	17	100	—	766	—	(640)	226

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 12 — CAPITAL SHARES (continued)

		Proceeds			Net increase		Proceeds
		from shares			(decrease) in		from shares		Redemption
	Shares	issued in	Reinvestment	Shares	shares	Shares	issued in	Reinvestment	fee	Shares	Net increase
Year or	sold	merger	of distributions	redeemed	outstanding	sold	merger	of distributions	proceeds	redeemed	(decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Diversified International (continued)

Class O

10-31-09	276,907	—	—	(64,041)	212,866	1,938,487	—	—	—	(466,642)	1,471,845
06-04-08(1)-10-31-08	29,313	—	—	(10,096)	19,217	279,607	—	—	—	(91,526)	188,081

Class R

10-31-09	30	—	3,254	(4,324)	(1,040)	170	—	21,053	—	(25,429)	(4,206)
10-31-08	1,146	—	655	(5,672)	(3,871)	14,594	—	8,800	—	(68,665)	(45,271)

Class W

10-31-09	178,713	—	16,022	(92,628)	102,107	1,283,459	—	103,822	—	(615,141)	772,140
02-12-08(1)-10-31-08	294,208	—	—	(87,719)	206,489	3,322,579	—	—	—	(772,445)	2,550,134

(1)	Commencement of operations.

NOTE 13 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund’s net assets, at market value, at time of purchase. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board and in accordance with the methods specifically authorized by the Board.

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Global Real Estate	Safestore Holdings Ltd.	2,833,565	03/09/07	$11,308,383	$6,582,675	0.4%
	Atrium European Real Estate, Ltd.	1,234,420	08/20/09	7,942,395	8,067,754	0.5

				$19,250,778	$14,650,429	0.9%

Global Value Choice	Endeavour Financial Corp.	477,125	01/29/09	$591,685	$828,977	0.5%
	Endeavour Financial Corp.	336,822	01/29/09	139,231	227,235	0.1
	Westjet Airlines, Ltd.	113,926	09/23/09	1,186,950	1,151,842	0.7

				$1,917,866	$2,208,054	1.3%

Foreign	Mediobanca S.p.A.	11,204	04/24/09	$381	$2,432	0.0%
	Rolls-Royce Group PLC — C Shares	1,307,040	09/30/05	1,529	2,145	0.0

				$1,910	$4,577	0.0%

Index Plus International Equity	Fortis	5,625	10/20/08	$—	$—	0.0%

International Real Estate	Atrium European Real Estate, Ltd.	512,070	08/20/09	$3,202,644	$3,346,716	0.6%
	Central Pattana PCL	1,730,000	03/01/06	1,135,490	1,108,813	0.2
	LXB Retail Properties PLC	4,875,400	10/20/09	7,979,509	8,181,812	1.5
	Safestore Holdings, Ltd.	1,324,970	03/09/07	4,519,903	3,078,047	0.6
	Yatra Capital, Ltd.	90,400	11/27/06	1,187,365	532,148	0.1

				$18,024,911	$16,247,536	3.0%

International SmallCap Multi-Manager	China Resources Gas Group, Ltd.	740,660	04/07/09	$450,597	$716,749	0.2%
	D Carnegie AB	27,938	11/07/08	68,403	—	0.0
	Hawesko Holding AG	20,000	02/29/08	534,911	559,003	0.1
	Humax Co., Ltd.	4,575	07/22/09	62,065	49,752	0.0
	Jidosha Buhin Kogyo Co., Ltd.	51,000	03/01/05	322,208	80,619	0.0
	Newave Energy Holding SA	10,690	03/31/08	367,219	431,897	0.1
	Programmed Maintenance Services, Ltd.	10,164	10/08/09	40,531	37,054	0.0
	Rosenbauer International AG	40,000	01/16/08	1,344,964	1,546,697	0.4
	Tsann Kuen Enterprise Co., Ltd.	34,000	12/19/08	14,079	28,017	0.0

				$3,147,487	$3,462,101	0.8%

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 13 — ILLIQUID SECURITIES (continued)

			Initial			Percent
			Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Russia	Aeroflot — Russian International Airlines	1,800,000	08/28/09	$1,874,808	$2,610,000	0.7%
	Bank St. Petersburg BRD — Class S	1,709,000	11/02/07	8,893,549	4,892,365	1.3
	Holding MRSK OAO	53,769,600	07/22/09	2,873,519	6,282,440	1.7
	OGK-2 OAO	99,532,300	07/22/09	1,850,001	3,433,864	0.9
	Open Investments	33,000	11/07/07	9,071,850	1,485,000	0.4
	RBC Information Systems	1,324,122	06/16/04	7,874,627	1,644,560	0.4
	RenShares Utilities, Ltd.	636,687	08/26/05	752,296	1,299,101	0.3
	Sibirskiy Cement OAO	100,000	08/28/09	1,495,000	2,600,000	0.7
	VolgaTelecom	1,145,400	11/11/98	2,015,123	2,348,070	0.6
	Vsmpo-Avisma Corp.	32,800	04/06/04	4,214,442	2,230,400	0.6

				$40,915,216	$28,825,800	7.6%

NOTE 14 — REORGANIZATION

On August 8, 2009, International Capital Appreciation, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING International Growth Opportunities Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 12 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
				Capital Loss	Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carryforwards	Unrealized	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Appreciation (000’s)	Ratio

International Capital Appreciation	ING International Growth Opportunities Fund	$54,440	$54,174	$45,649	$894	0.8897

The net assets of International Capital Appreciation after the acquisition was $108,614,246.

On December 9, 2007, Index Plus International Equity, as listed below (“Acquiring Fund”), acquired the assets and certain liabilities of ING International Equity Fund, also listed below (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 12 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired
				Capital Loss	Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Carry forwards	Unrealized	Conversion
Fund	Fund	Acquired Fund (000’s)	Acquiring Fund (000’s)	(000’s)	Appreciation (000’s)	Ratio

Index Plus International Equity	ING International Equity Fund	$128,431	$122,957	$13,594	$3,120	1.0243

The net assets of Index Plus International Equity after the acquisition were $251,388,007.

NOTE 15 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Funds and their corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Diversified International is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds (Diversified International).  Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 15 — CONCENTRATION OF RISKS (continued)

Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Foreign Securities (All Funds).  Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and Underlying Funds. Foreign investments may also subject the Funds and Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ and Underlying Funds’ investments.

Non-Diversified (Global Natural Resources, Global Real Estate, Asia-Pacific Real Estate, European Real Estate, Greater China, International Real Estate, Russia, Emerging Markets Fixed Income and Global Bond). Certain of the Funds and Underlying Funds are classified as non-diversified investment companies under the 1940 Act, which means that they are not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund or Underlying Fund. The investment of a large percentage of a Fund’s or Underlying Fund’s assets in the securities of a small number of issuers may cause a Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund or Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund or Underlying Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the year ended October 31, 2009, Global Bond had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI’s affiliates were unable to fulfill their commitments and, in certain cases, Global Bond may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Funds relating to these events is immaterial.

NOTE 16 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of October 31, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Funds agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Funds’ continued participation in the BNY securities lending program through September 15,

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 16 — SECURITIES LENDING (continued)

2011. At September 15, 2011, if the Funds have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Funds will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At October 31, 2009, the following Funds had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
	Loaned	Received*

Global Equity Dividend	$301,908	$326,900
Global Real Estate	22,514,050	24,087,317
Global Value Choice	3,263,771	3,917,772
Emerging Countries	764,839	790,615
Foreign	229,191	252,707
International Capital Appreciation	3,552,353	3,732,764
International SmallCap Multi-Manager	274,117	290,696
International Value	44,188,883	47,687,292
Russia	11,548,629	12,302,448

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 17 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2009:

		Undistributed	Accumulated
	Paid-in	Net Investment Income	Net Realized
	Capital	On Investments	Gains/(Losses)

Global Equity Dividend	$(16)	$(524,125)	$524,141
Global Natural Resources	8,701	(31,761)	23,060
Global Real Estate(1)	(40,493,671)	32,620,450	7,873,221
Global Value Choice	(60,707,345)	572,369	60,134,976
Asia-Pacific Real Estate	—	332,776	(332,776)
Emerging Countries	(1,407,862)	(175,683)	1,583,545
European Real Estate	—	299,116	(299,116)
Foreign	(2,666,680)	13,334,679	(10,667,999)
Greater China	11,005	(1,132,305)	1,121,300
Index Plus International Equity	(482,785)	(383,321)	866,106
International Capital Appreciation	(7,538,135)	(58,002)	7,596,137
International Real Estate	(1,143,635)	31,268,429	(30,124,794)
International SmallCap Multi-Manager	(2,436,149)	2,665,815	(229,666)
International Value	(955,441)	7,598,262	(6,642,821)
International Value Choice	(2,563)	(74,106)	76,669
Russia	(2,762,160)	2,451,035	311,125
Global Bond	—	4,581,931	(4,581,931)
Diversified International	(35,662)	35,662	—

(1)	As of the Fund’s tax year ended December 31, 2008. Amounts include approximately $25 million of Return of Capital due to passive foreign investment company (PFIC) adjustments.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 17 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended October 31, 2009			Year Ended October 31, 2008
							Dividends Paid
	Ordinary	Long-Term	Return	Ordinary	Long-Term	Return of	Deduction on
	Income	Capital Gains	of Capital	Income	Capital Gains	Capital	Redemptions

Global Equity Dividend	$3,022,341	$—	$229,828	$16,829,413	$20,212,116	$987,059	$—
Global Natural Resources	254,842	5,303,255	—	20,465,025	7,709,284	—	2,046,138
Global Real Estate(1)	—	1,460,326	35,042,128	63,966,650	3,853,410	—	4,315,681
Global Value Choice	—	—	—	453,191	—	—	—
Asia-Pacific Real Estate	77,255	—	—	68,616	—	—	—
Emerging Countries	2,865,899	—	—	3,353,946	8,984,526	—	—
European Real Estate	184,852	—	—	77,180	—	—	—
Foreign	11,395,047	—	—	4,162,876	40,260,324	—	—
Greater China	96,917	1,915,018	—	6,807,369	1,427,245	—	704,722
Index Plus International Equity	4,688,144	—	—	11,803,802	2,716,188	—	—
International Capital Appreciation	1,501,867	—	36,098	5,739,016	1,233,537	—	—
International Real Estate	11,137,666	—	—	18,504,346	—	9,785,496	—
International SmallCap Multi-Manager	11,110,977	—	—	78,413,094	66,294,175	—	—
International Value	96,517,633	257,239,139	—	169,348,535	657,984,681	—	122,133,081
International Value Choice	620,515	—	—	4,885,936	7,696,698	—	—
Russia	—	82,435,965	—	—	137,654,710	—	54,251,300
Global Bond	6,116,254	—	—	4,587,274	—	—	—
Diversified International	27,653,940	—	—	11,317,059	1,925,350	—	—

(1)	Composition and amounts of dividends and distributions presented herein is based on the Fund’s tax year-ends of December 31, 2008 and December 31, 2007.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2009 were:

	Undistributed	Unrealized	Post-October
	Ordinary	Appreciation/	Capital Loss	Capital Loss	Expiration
	Income	(Depreciation)	Deferred	Carryforwards	Dates

Global Equity Dividend	$—	$(2,543,220)	$—	$(24,895,240)	2016
				(71,676,150)	2017

				$(96,571,390)

Global Natural Resources	94,433	3,036,634	—	(22,589,197)	2017
Global Real Estate(1)	—	(604,656,120)	(102,876,037)	(164,232,218)	2016
Global Value Choice	1,050,362	20,538,634	—	(81,779,077)	2010
				(6,183,953)	2011
				(7,949,386)	2017

				$(95,912,416)

Asia-Pacific Real Estate	337,822	(641,115)	—	(1,331,831)	2016
				(3,292,541)	2017

				$(4,624,372)

Emerging Countries	—	22,532,186	—	(53,090,356)	2016
				(41,200,730)	2017

				$(94,291,086)

European Real Estate	288,525	(489,318)	—	(872,339)	2016
				(797,828)	2017

				$(1,670,167)

Foreign	—	35,974,205	—	(73,349,517)	2016
				(80,200,325)	2017

				$(153,549,842)

Greater China	675,252	5,289,449	—	(5,201,600)	2017

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 17 — FEDERAL INCOME TAXES (continued)

	Undistributed	Unrealized	Post-October
	Ordinary	Appreciation/	Capital Loss	Capital Loss	Expiration
	Income	(Depreciation)	Deferred	Carryforwards	Dates

Index Plus International Equity	$1,980,510	$1,437,554	$—	$(37,732,800)	2016
				(46,665,971)	2017

				$(84,398,771)

International Capital Appreciation	—	3,455,941	—	(4,921,856)	2015
				(46,983,912)	2016
				(14,842,759)	2017

				$(66,748,527)*

International Real Estate	31,510,476	(52,554,571)	—	(26,312)	2014
				(2,556,095)	2015
				(67,952,089)	2016
				(155,633,473)	2017

				$(226,167,969)

International SmallCap Multi-Manager	5,650,507	18,384,209	—	(153,088,443)	2016
				(202,601,991)	2017

				$(355,690,434)

International Value	26,116,366	(140,589,828)	—	(810,375,946)	2017
International Value Choice	314,319	(3,448,641)	—	(104,782)	2016
				(14,657,112)	2017

				$(14,761,894)

Russia	—	(15,763,775)	—	(70,982,152)	2017
Global Bond	8,319,175	20,754,518	—	—
Diversified International	—	(55,187,905)	—	(28,060,058)	2016
				(93,445,922)	2017

				$(121,505,980)

(1)	As of the Fund’s tax year ended December 31, 2008.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

As of October 31, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 18 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Funds to indemnify and hold harmless the Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. On December 17, 2008, ING settled its indemnification commitments by making payments to the affected Funds. In connection with the settlement, ING paid:

Emerging Countries	$1,400,280
Index Plus International Equity	$497,810
International SmallCap Multi-Manager	$2,661,920
International Value	$955,441

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 19 — SUBSEQUENT EVENTS

Dividends:  Subsequent to October 31, 2009, the following Funds paid dividends and distributions of:

	Net Investment	Short-Term	Payable	Record
	Income	Capital Gains	Date	Date

Global Natural Resources
Class A	$0.0238	$—	December 16, 2009	December 14, 2009
Class I	$0.0567	$—	December 16, 2009	December 14, 2009
Class W	$0.0546	$—	December 16, 2009	December 14, 2009
Global Value Choice
Class A	$0.0686	$—	November 19, 2009	November 17, 2009
Class B	$—	$—	November 19, 2009	November 17, 2009
Class C	$—	$—	November 19, 2009	November 17, 2009
Class I	$0.1290	$—	November 19, 2009	November 17, 2009
Class Q	$0.0610	$—	November 19, 2009	November 17, 2009
Class W	$0.1307	$—	November 19, 2009	November 17, 2009
Class A	$0.0968	$—	December 16, 2009	December 14, 2009
Class B	$0.0708	$—	December 16, 2009	December 14, 2009
Class C	$0.0751	$—	December 16, 2009	December 14, 2009
Class I	$0.1082	$—	December 16, 2009	December 14, 2009
Class W	$0.1082	$—	December 16, 2009	December 14, 2009
Greater China
Class A	$0.2107	$—	December 16, 2009	December 14, 2009
Class B	$0.1201	$—	December 16, 2009	December 14, 2009
Class C	$0.1568	$—	December 16, 2009	December 14, 2009
Class I	$0.2672	$—	December 16, 2009	December 14, 2009
Class O	$0.2340	$—	December 16, 2009	December 14, 2009
Index Plus International Equity
Class A	$0.1358	$—	December 16, 2009	December 14, 2009
Class B	$0.0722	$—	December 16, 2009	December 14, 2009
Class C	$0.0812	$—	December 16, 2009	December 14, 2009
Class I	$0.1481	$—	December 16, 2009	December 14, 2009
Class O	$0.1360	$—	December 16, 2009	December 14, 2009
International SmallCap Multi-Manager
Class A	$0.2561	$—	November 19, 2009	November 17, 2009
Class B	$0.0126	$—	November 19, 2009	November 17, 2009
Class C	$0.1116	$—	November 19, 2009	November 17, 2009
Class I	$0.3856	$—	November 19, 2009	November 17, 2009
Class O	$0.3318	$—	November 19, 2009	November 17, 2009
Class Q	$0.3151	$—	November 19, 2009	November 17, 2009
Class W	$0.3790	$—	November 19, 2009	November 17, 2009
Class A	$0.0909	$—	December 16, 2009	December 14, 2009
Class B	$0.0635	$—	December 16, 2009	December 14, 2009
Class C	$0.0695	$—	December 16, 2009	December 14, 2009
Class I	$0.1106	$—	December 16, 2009	December 14, 2009
Class O	$0.0794	$—	December 16, 2009	December 14, 2009
Class W	$0.1062	$—	December 16, 2009	December 14, 2009
International Value
Class A	$0.1432	$—	November 19, 2009	November 17, 2009
Class B	$0.0247	$—	November 19, 2009	November 17, 2009
Class C	$0.0839	$—	November 19, 2009	November 17, 2009
Class I	$0.1883	$—	November 19, 2009	November 17, 2009
Class Q	$0.1912	$—	November 19, 2009	November 17, 2009
Class W	$0.1862	$—	November 19, 2009	November 17, 2009
Class A	$0.0278	$—	December 16, 2009	December 14, 2009
Class B	$0.0178	$—	December 16, 2009	December 14, 2009
Class C	$0.0197	$—	December 16, 2009	December 14, 2009
Class I	$0.0333	$—	December 16, 2009	December 14, 2009
Class W	$0.0329	$—	December 16, 2009	December 14, 2009

NOTES TO FINANCIAL STATEMENTS as of October 31, 2009 (continued)

NOTE 19 — SUBSEQUENT EVENTS (continued)

	Net Investment	Short-Term	Payable	Record
	Income	Capital Gains	Date	Date

International Value Choice
Class A	$0.0551	$—	December 16, 2009	December 14, 2009
Class B	$—	$—	December 16, 2009	December 14, 2009
Class C	$—	$—	December 16, 2009	December 14, 2009
Class I	$0.0719	$—	December 16, 2009	December 14, 2009
Class W	$0.0740	$—	December 16, 2009	December 14, 2009
Global Bond
Class A	$0.0916	$—	November 3, 2009	October 30, 2009
Class B	$0.0838	$—	November 3, 2009	October 30, 2009
Class C	$0.0844	$—	November 3, 2009	October 30, 2009
Class I	$0.0951	$—	November 3, 2009	October 30, 2009
Class O	$0.0914	$—	November 3, 2009	October 30, 2009
Class W	$0.0951	$—	November 3, 2009	October 30, 2009
Class A	$0.1069	$—	December 2, 2009	November 30, 2009
Class B	$0.0990	$—	December 2, 2009	November 30, 2009
Class C	$0.0997	$—	December 2, 2009	November 30, 2009
Class I	$0.1100	$—	December 2, 2009	November 30, 2009
Class O	$0.1068	$—	December 2, 2009	November 30, 2009
Class W	$0.1093	$—	December 2, 2009	November 30, 2009
Class A	$—	$0.0465	December 16, 2009	December 14, 2009
Class B	$—	$0.0465	December 16, 2009	December 14, 2009
Class C	$—	$0.0465	December 16, 2009	December 14, 2009
Class I	$—	$0.0465	December 16, 2009	December 14, 2009
Class O	$—	$0.0465	December 16, 2009	December 14, 2009
Class W	$—	$0.0465	December 16, 2009	December 14, 2009

Effective November 21, 2009, Class Q shares of Foreign, Global Value Choice, International SmallCap Multi-Manager and International Value will be converted to Class W shares. Effective March 5, 2010, Class Q shares of Emerging Countries and International Capital Appreciation will be converted to Class W shares. Because Class Q shares of Global Natural Resources and Russia have no assets or shareholders, Class Q shares will be dissolved.

Effective January 4, 2010, Class B shares of the Funds, are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex.

On November 12, 2009, the Board approved the removal of Batterymarch as one of the investment sub-advisers for International SmallCap Multi-Manager effective February 26, 2010. ING Investments will evaluate the optimal allocation of the assets under management by Batterymarch between International SmallCap Multi-Manager’s remaining sub-advisers, Acadian and Schroders on or near February 26, 2010. Additionally, in conjunction with this change and effective January 1, 2010, ING Investments has agreed to waive a portion of the advisory fee and revise the sub-advisory fee payable, with respect to Acadian.

Effective January 1, 2010, ING Investments has lowered the expense limitation agreements for Russia and Global Natural Resources.

The Funds have evaluated events occurring after the balance sheet date (subsequent events) through December 22, 2009, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 94.0%

		Australia: 6.1%
66,141		Australia & New Zealand Banking Group, Ltd.	$1,349,020
283,002		Foster’s Group, Ltd.	1,387,922
301,820		Insurance Australia Group	1,015,289
280,477		Macquarie Airports Management, Ltd.	713,440
25,497	@	Macquarie Airports Management, Ltd. — New	65,869
125,278		Suncorp-Metway, Ltd.	979,908
501,548		Telstra Corp., Ltd.	1,490,411
59,943		Wesfarmers, Ltd.	1,495,773

			8,497,632

		Brazil: 1.3%
36,611		Tele Norte Leste Participacoes SA ADR	697,806
45,158	@	Vale SA ADR	1,043,150

			1,740,956

		Canada: 1.7%
30,496	@,L	Enerplus Resources Fund	662,373
56,607		TransCanada Corp.	1,734,752

			2,397,125

		Finland: 1.0%
107,428		Nokia OYJ	1,356,947

			1,356,947

		France: 5.8%
31,817		Carrefour SA	1,365,671
18,539		Sanofi-Aventis	1,358,948
34,019	@	Total SA	2,035,706
24,265	@	Vinci SA	1,266,342
72,580		Vivendi	2,013,538

			8,040,205

		Germany: 3.6%
11,717		Deutsche Boerse AG	948,991
37,106		E.ON AG	1,422,083
8,509		Muenchener Rueckversicherungs AG	1,346,233
14,267		Siemens AG	1,289,264

			5,006,571

		Hong Kong: 1.0%
28,365		China Mobile, Ltd. ADR	1,325,496

			1,325,496

		Italy: 3.1%
45,354		Banche Popolari Unite Scpa	647,830
79,953		ENI S.p.A.	1,980,178
20,014		Italcementi S.p.A. RSP	151,052
302,265		Snam Rete Gas S.p.A.	1,466,049

			4,245,109

		Japan: 7.4%
724,600		Mizuho Financial Group, Inc.	1,429,224
8,100		Nintendo Co., Ltd.	2,031,680
972		NTT DoCoMo, Inc.	1,409,656
107,100		Shiseido Co., Ltd.	1,955,340
39,800		Sumitomo Mitsui Financial Group, Inc.	1,352,807
35,500		Takeda Pharmaceutical Co., Ltd.	1,419,771
19,000	@	Trend Micro, Inc.	657,632

			10,256,110

		Netherlands: 2.5%
69,538		Royal Dutch Shell PLC	2,061,708
46,804		Unilever NV	1,442,173

			3,503,881

		Singapore: 0.8%
116,500		DBS Group Holdings, Ltd.	1,066,857

			1,066,857

		South Korea: 1.2%
63,352		KT Corp. ADR	1,016,800
13,875		S-Oil Corp.	671,213

			1,688,013

		Spain: 2.7%
77,801		Banco Bilbao Vizcaya Argentaria SA	1,390,693
83,545		Banco Santander SA	1,344,427
38,278	@	Telefonica SA	1,068,970

			3,804,090

		Switzerland: 1.8%
7,442		Alcon, Inc.	1,062,643
27,807		Novartis AG	1,448,026

			2,510,669

		Taiwan: 1.0%
146,738		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,399,881

			1,399,881

		United Kingdom: 9.5%
31,732		AstraZeneca PLC	1,424,500
155,036		BP PLC	1,452,730
69,620		GlaxoSmithKline PLC	1,428,096
126,278		HSBC Holdings PLC	1,395,388
29,470		Johnson Matthey PLC	678,674
183,852		Reed Elsevier PLC	1,391,981
82,691		Scottish & Southern Energy PLC	1,459,478
300,863		Thomas Cook Group PLC	1,007,498
202,954		United Utilities Group PLC	1,463,177
653,001		Vodafone Group PLC	1,439,106

			13,140,628

		United States: 43.5%
27,898		Abbott Laboratories	1,410,802
39,096		AGL Resources, Inc.	1,366,796
8,695		Air Products & Chemicals, Inc.	670,645
59,555		Altria Group, Inc.	1,078,541
45,937		American Electric Power Co., Inc.	1,388,216
59,865	@	Arthur J. Gallagher & Co.	1,335,588
84,064		AT&T, Inc.	2,157,920
17,852		Automatic Data Processing, Inc.	710,510
34,382		Bank of Hawaii Corp.	1,526,561
63,435		Bristol-Myers Squibb Co.	1,382,883
33,156		Campbell Soup Co.	1,052,703
28,144		Chevron Corp.	2,154,142
39,892		Coca-Cola Co.	2,126,643
34,792		Consolidated Edison, Inc.	1,415,339
14,370	@	Cullen/Frost Bankers, Inc.	672,372
54,499		Dow Chemical Co.	1,279,637
42,089	@	EI Du Pont de Nemours & Co.	1,339,272
45,960		Emerson Electric Co.	1,734,990
28,230	@	Exelon Corp.	1,325,681
19,792		ExxonMobil Corp.	1,418,493
68,992		General Electric Co.	983,826
55,249		H&R Block, Inc.	1,013,267
26,743		Home Depot, Inc.	670,982
47,407		Honeywell International, Inc.	1,701,437
71,392		Intel Corp.	1,364,301
23,824		Johnson & Johnson	1,406,807
30,534		Kimberly-Clark Corp.	1,867,459
12,996	@	Kinder Morgan Energy Partners LP	701,784
79,732		Kraft Foods, Inc.	2,194,225

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of October 31, 2009 (continued)

Shares			Value

		United States (continued)
54,724		Leggett & Platt, Inc.	$1,057,815
26,020	@	Linear Technology Corp.	673,398
8,935		Lorillard, Inc.	694,428
30,725		McDonald’s Corp.	1,800,792
44,144		Merck & Co., Inc.	1,365,374
37,606	@	NYSE Euronext	972,115
121,561		Pfizer, Inc.	2,070,184
27,868		Philip Morris International, Inc.	1,319,828
70,514		Pitney Bowes, Inc.	1,727,593
25,214		Procter & Gamble Co.	1,462,412
29,586		Reynolds American, Inc.	1,434,329
128,764		Sara Lee Corp.	1,453,746
29,150		Snap-On, Inc.	1,064,850
44,453		Southern Co.	1,386,489
52,982	@	Spectra Energy Corp.	1,013,016
29,859		Travelers Cos., Inc.	1,486,680

			60,434,871

		Total Common Stock (Cost $125,026,840)	130,415,041

REAL ESTATE INVESTMENT TRUSTS: 2.4%

		Australia: 0.4%
57,343		Westfield Group	621,256

			621,256

		Netherlands: 0.5%
9,993		Corio NV	677,609

			677,609

		United Kingdom: 0.5%
90,698		British Land Co. PLC	700,517

			700,517

		United States: 1.0%
11,403		Boston Properties, Inc.	692,960
17,561	@	Rayonier, Inc.	677,503

			1,370,463

		Total Real Estate Investment Trusts (Cost $3,547,794)	3,369,845

		Total Long-Term Investments (Cost $128,574,634)	133,784,886

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.2%

		Securities Lending CollateralCC: 0.2%
$203,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$203,000
123,900		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	99,120

		Total Short-Term Investments (Cost $326,900)	302,120

	Total Investments in Securities
	(Cost $128,901,534)*	96.6%	$134,087,006
	Other Assets and Liabilities - Net	3.4	4,683,380

	Net Assets	100.0%	$138,770,386

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
L	Loaned security, a portion or all of the security is on loan at October 31, 2009.

*	Cost for federal income tax purposes is $136,627,710.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,202,443
Gross Unrealized Depreciation	(14,743,147)

Net Unrealized Depreciation	$(2,540,704)

Percentage of
Industry	Net Assets

Agriculture	3.3%
Banks	9.5
Beverages	2.5
Building Materials	0.1
Chemicals	2.9
Commercial Services	1.2
Cosmetics/Personal Care	2.5
Diversified	1.0
Diversified Financial Services	1.4
Electric	6.0
Electrical Components & Equipment	1.2
Engineering & Construction	1.5
Food	5.4
Forest Products & Paper	0.5
Gas	2.0
Hand/Machine Tools	0.8
Healthcare — Products	1.8
Household Products/Wares	1.3
Insurance	3.7
Internet	0.5
Leisure Time	0.7
Media	2.5
Mining	0.7
Miscellaneous Manufacturing	3.6
Office Property	0.5
Office/Business Equipment	1.2
Oil & Gas	9.0
Pharmaceuticals	9.6
Pipelines	2.5
Retail	2.9
Semiconductors	2.5
Shopping Centers	0.4
Telecommunications	8.6
Toys/Games/Hobbies	1.5
Water	1.1
Short-Term Investments	0.2
Other Assets and Liabilities — Net	3.4

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Equity Dividend Fund
as of October 31, 2009 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$65,869	$8,431,763	$—	$8,497,632
Brazil	1,740,956	—	—	1,740,956
Canada	2,397,125	—	—	2,397,125
Finland	—	1,356,947	—	1,356,947
France	—	8,040,205	—	8,040,205
Germany	—	5,006,571	—	5,006,571
Hong Kong	1,325,496	—	—	1,325,496
Italy	—	4,245,109	—	4,245,109
Japan	—	10,256,110	—	10,256,110
Netherlands	—	3,503,881	—	3,503,881
Singapore	—	1,066,857	—	1,066,857
South Korea	1,016,800	671,213	—	1,688,013
Spain	—	3,804,090	—	3,804,090
Switzerland	1,062,643	1,448,026	—	2,510,669
Taiwan	1,399,881	—	—	1,399,881
United Kingdom	—	13,140,628	—	13,140,628
United States	60,434,871	—	—	60,434,871

Total Common Stock	69,443,641	60,971,400	—	130,415,041

Real Estate Investment Trusts	1,370,463	1,999,382	—	3,369,845
Short-Term Investments	203,000	99,120	—	302,120

Total Investments, at value	$71,017,104	$63,069,902	$—	$134,087,006

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Natural Resources Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 99.2%

		Australia: 1.3%
129,732	@	Australian Worldwide Exploration, Ltd.	$297,382
15,076		BHP Billiton, Ltd. ADR	988,684

			1,286,066

		Canada: 23.2%
94,473		Advantage Oil & Gas, Ltd.	590,211
83,188		Barrick Gold Corp.	2,988,945
51,817		Canadian Natural Resources, Ltd.	3,351,005
43,353	@	Eldorado Gold Corp. (Canadian Denominated Security)	483,191
80,140		EnCana Corp.	4,438,955
39,869		GoldCorp, Inc.	1,465,983
56,242		Kinross Gold Corp.	1,044,976
109,441		Nexen, Inc.	2,349,698
70,364		Suncor Energy, Inc.	2,323,419
160,370		Talisman Energy, Inc.	2,721,479
51,444	@	Teck Cominco, Ltd. — Class B	1,487,760

			23,245,622

		France: 1.1%
17,556		Total SA ADR	1,054,589

			1,054,589

		Japan: 0.8%
92		Inpex Holdings, Inc.	751,301

			751,301

		Netherlands: 2.0%
34,541		Royal Dutch Shell PLC ADR — Class A	2,052,081

			2,052,081

		Russia: 1.2%
21,300	@	Lukoil-Spon ADR	1,235,648

			1,235,648

		South Africa: 1.0%
9,146		Anglogold Ashanti, Ltd. ADR	343,341
33,969		Gold Fields, Ltd. ADR	433,105
23,726		Harmony Gold Mining Co., Ltd.	237,644

			1,014,090

		United Kingdom: 2.7%
77,325	@	Anglo American PLC ADR	1,399,583
7,547		Rio Tinto PLC ADR	1,343,592

			2,743,175

		United States: 65.9%
101,847		Alcoa, Inc.	1,264,940
38,930	@	Alpha Natural Resources, Inc.	1,322,452
46,119		Apache Corp.	4,340,720
77,957		Arch Coal, Inc.	1,688,549
28,965		Atlas Energy, Inc.	758,304
51,535	@	Cal Dive International, Inc.	395,789
42,362	@	Cameron International Corp.	1,566,123
52,587	@	Century Aluminum Co.	455,929
84,032		Chevron Corp.	6,431,809
31,993		Cimarex Energy Co.	1,252,846
44,828		Cliffs Natural Resources, Inc.	1,594,532
123,907		ConocoPhillips	6,217,653
48,160		Devon Energy Corp.	3,116,434
44,564	@	DryShips, Inc.	269,167
29,219		ENSCO International, Inc.	1,337,938
100,499		ExxonMobil Corp.	7,202,763
28,088		Freeport-McMoRan Copper & Gold, Inc.	2,060,536
59,128		Frontier Oil Corp.	819,514
91,258		Halliburton Co.	2,665,646
83,734		International Paper Co.	1,868,106
70,481	@	National Oilwell Varco, Inc.	2,889,016
37,399		Occidental Petroleum Corp.	2,837,836
91,479		Patterson-UTI Energy, Inc.	1,425,243
32,101		Peabody Energy Corp.	1,270,879
76,443		Schlumberger, Ltd.	4,754,755
56,393		Smith International, Inc.	1,563,778
16,928	@	Transocean, Ltd.	1,420,428
16,392		United States Steel Corp.	565,360
67,430		XTO Energy, Inc.	2,802,391

			66,159,436

		Total Common Stock (Cost $92,281,118)	99,542,008

SHORT-TERM INVESTMENTS: 1.0%

		Affiliated Mutual Fund: 1.0%
1,006,000	S	ING Institutional Prime Money Market Fund — Class I	1,006,000

		Total Short-Term Investments (Cost $1,006,000)	1,006,000

	Total Investments in Securities
	(Cost $93,287,118)*	100.2%	$100,548,008
	Other Assets and Liabilities - Net	(0.2)	(177,432)

	Net Assets	100.0%	$100,370,576

@	Non-income producing security
ADR	American Depositary Receipt
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $97,511,279.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,419,365
Gross Unrealized Depreciation	(9,382,636)

Net Unrealized Appreciation	$3,036,729

Percentage of
Industry	Net Assets

Coal	4.3%
Forest Products & Paper	1.9
Iron/Steel	2.1
Mining	15.9
Oil & Gas	60.3
Oil & Gas Services	14.4
Trucking & Leasing	0.3
Short-Term Investments	1.0
Other Assets and Liabilities — Net	(0.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Natural Resources Fund
as of October 31, 2009 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active	Significant
	Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$988,684	$297,382	$—	$1,286,066
Canada	23,245,622	—	—	23,245,622
France	1,054,589	—	—	1,054,589
Japan	—	751,301	—	751,301
Netherlands	2,052,081	—	—	2,052,081
Russia	—	1,235,648	—	1,235,648
South Africa	776,446	237,644	—	1,014,090
United Kingdom	1,343,592	1,399,583	—	2,743,175
United States	66,159,436	—	—	66,159,436

Total Common Stock	95,620,450	3,921,558	—	99,542,008

Short-Term Investments	1,006,000	—	—	1,006,000

Total Investments, at value	$96,626,450	$3,921,558	$—	$100,548,008

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 30.8%

		Australia: 0.7%
1,404,000		Lend Lease Corp., Ltd.	$11,637,917

			11,637,917

		Austria: 0.2%
612,510	@,L	Immoeast Immobilien Anlagen AG	3,233,273

			3,233,273

		Brazil: 1.1%
1,185,700	@	BR Malls Participacoes SA	12,714,506
822,800		PDG Realty SA Empreendimentos e Participacoes	6,866,008

			19,580,514

		China: 0.4%
9,795,000		Kwg Property Holding, Ltd.	7,026,438

			7,026,438

		Finland: 0.0%
176,680	@	Sponda OYJ	633,060

			633,060

		Hong Kong: 15.0%
5,053,657		Cheung Kong Holdings, Ltd.	64,137,454
1,399,500		Great Eagle Holding Co.	3,691,718
2,126,800		Hang Lung Group, Ltd.	10,661,012
5,057,600		Hang Lung Properties, Ltd.	19,113,537
1,452,000		Henderson Land Development Co., Ltd.	10,265,190
3,850,700		Hongkong Land Holdings, Ltd.	18,177,657
3,820,600		Kerry Properties, Ltd.	21,302,702
5,488,500		Shui On Land, Ltd.	3,326,794
1,718,800		Sino Land Co.	3,269,104
5,411,000		Sun Hung Kai Properties, Ltd.	81,979,388
3,239,075		Wharf Holdings, Ltd.	17,501,099

			253,425,655

		India: 0.1%
1,023,600		Unitech, Ltd. (Global Instrument, Issuer: Macquarie Group, Ltd.)	1,792,635

			1,792,635

		Japan: 8.7%
280,400		Aeon Mall Co., Ltd.	5,875,589
175,000		Daito Trust Construction Co., Ltd.	7,274,121
1,479,100		Daiwa House Industry Co., Ltd.	15,802,050
2,258,300		Mitsubishi Estate Co., Ltd.	34,111,427
3,238,100		Mitsui Fudosan Co., Ltd.	52,392,500
1,665,900		Sumitomo Realty & Development Co., Ltd.	31,587,804

			147,043,491

		Luxembourg: 0.3%
506,550		GAGFAH SA	4,817,881

			4,817,881

		Norway: 0.9%
7,782,110	@	Norwegian Property ASA	14,759,705

			14,759,705

		Singapore: 1.1%
4,563,600		CapitaLand, Ltd.	13,233,913
683,000		City Developments, Ltd.	4,785,269

			18,019,182

		Sweden: 0.4%
714,230		Castellum AB	6,648,016

			6,648,016

		Switzerland: 0.7%
215,420	@,L	Swiss Prime Site AG	11,857,978

			11,857,978

		United Kingdom: 1.2%
1,234,420	@,I	Atrium European Real Estate, Ltd.	8,067,754
628,230	@	Grainger PLC	2,952,224
476,477		Helical Bar PLC	2,583,977
2,833,565	I	Safestore Holdings, Ltd.	6,582,675

			20,186,630

		Total Common Stock (Cost $459,045,669)	520,662,375

REAL ESTATE INVESTMENT TRUSTS: 63.3%

		Australia: 10.2%
5,873,200		CFS Retail Property Trust	10,091,840
31,204,845		Dexus Property Group	22,046,727
20,301,600		GPT Group	10,360,517
36,386,386		Macquarie Goodman Group	19,510,686
8,975,886		Mirvac Group	11,752,268
8,525,520		Stockland	28,321,106
6,529,754		Westfield Group	70,743,610

			172,826,754

		Canada: 1.0%
309,600	@	Calloway Real Estate Investment Trust	5,058,665
114,100		Canadian Real Estate Investment Trust	2,694,196
261,700	@	Primaris Retail Real Estate	3,809,228
279,600		RioCan Real Estate Investment Trust	4,739,027

			16,301,116

		France: 7.3%
66,310		Gecina SA	7,054,170
31,950		ICADE	3,363,696
630,577		Klepierre	26,137,625
333,422		Mercialys	13,437,555
326,636		Unibail	72,332,072

			122,325,118

		Hong Kong: 0.5%
4,067,200		Link Real Estate Investment Trust	9,159,306

			9,159,306

		Japan: 2.7%
1,049	@	Frontier Real Estate Investment Corp.	7,905,419
185	@	Japan Excellent, Inc.	868,419
771		Japan Logistics Fund, Inc.	5,858,239
836		Japan Real Estate Investment Corp.	6,670,544
306		Japan Retail Fund Investment Corp.	1,438,603
1,626		Kenedix Realty Investment Corp.	4,663,211
572	L	Nippon Accommodations Fund, Inc.	3,160,519
1,785		Orix JREIT, Inc.	8,175,787
177		Top REIT, Inc.	783,654
1,165	@	United Urban Investment Corp.	6,795,734

			46,320,129

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of October 31, 2009 (continued)

Shares			Value

		Netherlands: 1.4%
272,454		Corio NV	$18,474,650
121,049	@,S	Eurocommercial Properties NV	5,244,125

			23,718,775

		Singapore: 1.0%
9,492,266		Ascendas Real Estate Investment Trust	12,337,914
4,255,801		CapitaMall Trust	4,780,444

			17,118,358

		United Kingdom: 6.2%
3,306,887		British Land Co. PLC	25,541,142
166,960		Derwent Valley Holdings PLC	3,400,879
2,576,296		Hammerson PLC	17,088,544
4,090,517		Land Securities Group PLC	44,259,763
1,676,399		Liberty International PLC	12,374,655
340,257		Segro PLC	1,960,774

			104,625,757

		United States: 33.0%
266,361		Acadia Realty Trust	4,235,140
224,400	L	Alexandria Real Estate Equities, Inc.	12,155,748
617,700		AMB Property Corp.	13,577,047
629,800	@,L	Apartment Investment & Management Co.	7,778,030
248,771		AvalonBay Communities, Inc.	17,110,469
265,900	L	Boston Properties, Inc.	16,158,743
317,900		BRE Properties, Inc.	8,656,417
302,800		Camden Property Trust	10,976,500
39,700		Corporate Office Properties Trust SBI MD	1,317,643
371,810	L	Digital Realty Trust, Inc.	16,779,785
1,001,100		Duke Realty Corp.	11,252,364
278,800		Equity Residential	8,051,744
77,600		Essex Property Trust, Inc.	5,833,968
397,300	@	Extra Space Storage, Inc.	3,802,161
187,800		Federal Realty Investment Trust	11,085,834
885,800		HCP, Inc.	26,210,822
432,200		Highwoods Properties, Inc.	11,894,144
1,918,010		Host Hotels & Resorts, Inc.	19,391,081
507,500		Kimco Realty Corp.	6,414,800
706,075		Liberty Property Trust	20,737,423
1,102,233		Macerich Co.	32,846,543
764,300		Nationwide Health Properties, Inc.	24,648,675
400,800		Omega Healthcare Investors, Inc.	6,076,128
2,184,900		ProLogis	24,754,917
186,854		Public Storage, Inc.	13,752,454
303,300	@,L	Regency Centers Corp.	10,175,715
1,296,444		Simon Property Group, Inc.	88,015,583
295,000	L	SL Green Realty Corp.	11,434,200
323,700		Tanger Factory Outlet Centers, Inc.	12,323,259
251,000	L	Taubman Centers, Inc.	7,658,010
1,126,609		UDR, Inc.	16,200,637
562,600		Ventas, Inc.	22,577,138
708,651		Vornado Realty Trust	42,207,254
599,400		Weingarten Realty Investors	11,088,900

			557,179,276

		Total Real Estate Investment Trusts (Cost $970,421,950)	1,069,574,589

MUTUAL FUNDS: 0.9%
		Australia:0.5%
16,374,500	**	ING Office Fund	8,639,456

			8,639,456

		Luxembourg: 0.4%
920,434		Prologis European Properties	5,937,781

			5,937,781

		Total Mutual Funds (Cost $13,479,760)	14,577,237

		Total Long-Term Investments (Cost $1,442,947,379)	1,604,814,201

SHORT-TERM INVESTMENTS: 5.0%

		Affiliated Mutual Fund: 3.6%
60,713,731		ING Institutional Prime Money Market Fund — Class I	60,713,731

		Total Mutual Fund (Cost $60,713,731)	60,713,731

Principal
Amount			Value

		Securities Lending CollateralCC: 1.4%
$21,342,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$21,342,000
2,745,317		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	2,196,253

		Total Securities Lending Collateral (Cost $24,087,317)	23,538,253

		Total Short-Term Investments (Cost $84,801,048)	84,251,984

	Total Investments in Securities
	(Cost $1,527,748,427)*	100.0%	$1,689,066,185
	Other Assets and Liabilities - Net	(0.0)	(560,205)

	Net Assets	100.0%	$1,688,505,980

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at October 31, 2009.
**	Investment in affiliate

*	Cost for federal income tax purposes is $1,775,235,051.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$156,138,316
Gross Unrealized Depreciation	(242,307,182)

Net Unrealized Depreciation	$(86,168,866)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Real Estate Fund
as of October 31, 2009 (continued)

Percentage of
Industry	Net Assets

Apartments	4.6%
Closed-End Funds	0.4
Diversified	27.1
Engineering & Construction	0.1
Health Care	4.7
Holding Companies — Diversified	1.0
Home Builders	0.9
Hotels	1.2
Lodging	0.3
Office Property	4.3
Open-End Funds	0.5
Real Estate	28.3
Regional Malls	7.6
Shopping Centers	10.0
Storage	1.0
Storage/Warehousing	0.4
Warehouse/Industrial	2.6
Short-Term Investments	5.0
Other Assets and Liabilities — Net	0.0

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$11,637,917	$—	$11,637,917
Austria	—	3,233,273	—	3,233,273
Brazil	19,580,514	—	—	19,580,514
China	—	7,026,438	—	7,026,438
Finland	—	633,060	—	633,060
Hong Kong	—	253,425,655	—	253,425,655
India	—	1,792,635	—	1,792,635
Japan	—	147,043,491	—	147,043,491
Luxembourg	—	4,817,881	—	4,817,881
Norway	—	14,759,705	—	14,759,705
Singapore	—	18,019,182	—	18,019,182
Sweden	—	6,648,016	—	6,648,016
Switzerland	—	11,857,978	—	11,857,978
United Kingdom	—	20,186,630	—	20,186,630

Total Common Stock	19,580,514	501,081,861	—	520,662,375

Real Estate Investment Trusts	573,480,392	496,094,197	—	1,069,574,589
Mutual Funds	—	14,577,237	—	14,577,237
Short-Term Investments	82,055,731	2,196,253	—	84,251,984

Total Investments, at value	$675,116,637	$1,013,949,548	$—	$1,689,066,185

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 87.2%

		Australia: 0.8%
1,086,270	@	Minara Resources, Ltd.	$838,949
643,500	@	Mineral Deposits, Ltd.	558,952

			1,397,901

		Brazil: 2.5%
203,411	@	Centrais Eletricas Brasileiras SA ADR — Class B	2,589,422
46,000	@	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,771,920

			4,361,342

		Canada: 8.7%
162,440		Barrick Gold Corp.	5,836,469
107,000		Cameco Corp.	2,911,470
1,527,375	@	Eastern Platinum, Ltd.	1,016,321
2,136,372	@	Gabriel Resources, Ltd.	4,086,955
113,926	@,I	Westjet Airlines, Ltd.	1,151,842
34,115	@	Westjet Airlines, Ltd. — Variable Voting Shares	346,179

			15,349,236

		Cayman Islands: 0.5%
477,125	@,I	Endeavour Financial Corp.	828,977

			828,977

		China: 0.7%
11,120		PetroChina Co., Ltd. ADR	1,334,845

			1,334,845

		Finland: 0.8%
116,490		UPM-Kymmene OYJ	1,398,042

			1,398,042

		France: 5.9%
1,465		Areva SA	769,948
23,120		Electricite de France	1,288,606
111,275		Sanofi-Aventis ADR	4,108,273
18,650		Technip SA	1,170,065
62,297		Thales SA	3,018,445

			10,355,337

		Germany: 0.9%
115,626		Deutsche Telekom AG ADR	1,565,576

			1,565,576

		India: 1.0%
34,175		ICICI Bank, Ltd. ADR	1,074,804
62,400	L	Tata Motors, Ltd. ADR	710,112

			1,784,916

		Italy: 2.7%
221,400		ERG S.p.A.	3,267,914
1,391,336		Telecom Italia S.p.A. RNC	1,531,147

			4,799,061

		Japan: 18.1%
153,000		77 Bank, Ltd.	880,514
332,000		Daiwa Securities Group, Inc.	1,747,423
406		Fields Corp.	542,786
45,700		Futaba Corp.	707,547
5,800		Hakuhodo DY Holdings, Inc.	291,316
42,400		JS Group Corp.	691,990
150,000		Kao Corp.	3,341,076
69,000		Kirin Brewery Co., Ltd.	1,126,293
123,000		Mitsui & Co., Ltd.	1,615,353
253,000		Nippon Oil Corp.	1,246,722
154,100		Nippon Telegraph & Telephone Corp.	6,358,532
29,575		Nippon Telegraph & Telephone Corp. ADR	607,471
22,600		Nissin Food Products Co., Ltd.	797,507
415,000		Sekisui House, Ltd.	3,588,810
78,200		Seven & I Holdings Co., Ltd.	1,711,974
949,000		Sumitomo Osaka Cement Co., Ltd.	1,662,405
479,000		Sumitomo Trust & Banking Co., Ltd.	2,495,587
196,000		Toppan Printing Co., Ltd.	1,751,736
452		TV Asahi Corp.	687,254

			31,852,296

		Norway: 2.4%
3,998,030	@,L	Marine Harvest	2,900,659
57,000		Statoil ASA ADR	1,348,620

			4,249,279

		Papua New Guinea: 3.2%
2,051,100	@	Lihir Gold, Ltd.	5,610,082

			5,610,082

		Russia: 0.7%
50,650	@	OAO Gazprom ADR	1,214,691

			1,214,691

		South Africa: 2.4%
35,240		Anglogold Ashanti, Ltd. ADR	1,322,910
230,310		Gold Fields, Ltd.	2,946,593

			4,269,503

		South Korea: 2.0%
196,850	@	Korea Electric Power Corp. ADR	2,732,278
51,810		KT Corp. ADR	831,551

			3,563,829

		Switzerland: 1.0%
103,500	@	UBS AG — Reg	1,717,065

			1,717,065

		Thailand: 0.8%
233,700		Bangkok Bank PCL	783,829
2,435,400		Krung Thai Bank PCL	634,909

			1,418,738

		Turkey: 0.7%
71,625		Turkcell Iletisim Hizmet AS ADR	1,176,799

			1,176,799

		United Kingdom: 4.7%
19,325		AstraZeneca PLC ADR	867,886
29,900		BP PLC ADR	1,692,938
293,300		Mondi PLC	1,618,933
188,500	@	Stolt-Nielsen SA	2,598,475
69,505		Vodafone Group PLC ADR	1,542,316

			8,320,548

		United States: 26.7%
62,100		Aetna, Inc.	1,616,463
68,800	@	AGCO Corp.	1,933,968
115,600		Alcoa, Inc.	1,435,752
61,700		Ameren Corp.	1,501,778
101,150		BJ Services Co.	1,942,080
31,624		ConocoPhillips	1,586,892

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of October 31, 2009 (continued)

Shares			Value

		United States (continued)
17,250	@	Consol Energy, Inc.	$738,473
114,373	@	eBay, Inc.	2,547,087
118,820		Kroger Co.	2,748,307
32,200		Loews Corp.	1,065,820
86,150		Microsoft Corp.	2,388,940
135,715		Newmont Mining Corp.	5,898,174
66,700		Peabody Energy Corp.	2,640,653
201,600		Pfizer, Inc.	3,433,248
194,000	@	Smithfield Foods, Inc.	2,587,960
29,015	@	Tech Data Corp.	1,115,046
111,441		Tesoro Corp.	1,575,776
302,712		Tyson Foods, Inc.	3,789,954
57,221		Union Pacific Corp.	3,155,166
66,210		Wal-Mart Stores, Inc.	3,289,313

			46,990,850

		Total Common Stock (Cost $128,775,817)	153,558,913

PREFERRED STOCK: 0.7%

		Brazil: 0.7%
539,501		Tim Participacoes SA	1,277,089

		Total Preferred Stock (Cost $742,335)	1,277,089

WARRANTS: 0.1%

		Cayman Islands: 0.1%
336,822	I	Endeavour Financial Corp.	227,235

		Total Warrants (Cost $139,231)	227,235

		Total Long-Term Investments (Cost $129,657,383)	155,063,237

SHORT-TERM INVESTMENTS: 14.4%

		Affiliated Mutual Fund: 12.2%
21,411,118		ING Institutional Prime Money Market Fund — Class I	21,411,118

		Total Mutual Fund (Cost $21,411,118)	21,411,118

Principal
Amount			Value

		Securities Lending CollateralCC: 2.2%
$3,630,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)	$3,630,000
287,772		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)	230,218

		Total Securities Lending Collateral (Cost $3,917,772)	3,860,218

		Total Short-Term Investments (Cost $25,328,890)	25,271,336

	Total Investments in Securities
	(Cost $154,986,273)*	102.4%	$180,334,573
	Other Assets and Liabilities - Net	(2.4)	(4,164,119)

	Net Assets	100.0%	$176,170,454

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at October 31, 2009.

*	Cost for federal income tax purposes is $159,777,139.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$26,847,507
Gross Unrealized Depreciation	(6,290,073)

Net Unrealized Appreciation	$20,557,434

Percentage of
Industry	Net Assets

Advertising	0.2%
Aerospace/Defense	1.7
Airlines	0.9
Auto Manufacturers	0.4
Banks	4.3
Beverages	0.6
Building Materials	1.3
Coal	1.9
Commercial Services	1.0
Cosmetics/Personal Care	1.9
Distribution/Wholesale	1.6
Diversified Financial Services	1.0
Electric	4.6
Electronics	0.4
Energy — Alternate Sources	0.4
Food	7.3
Forest Products & Paper	1.7
Healthcare — Services	0.9
Home Builders	2.0
Insurance	0.6
Internet	1.5
Investment Companies	0.6
Leisure Time	0.3
Machinery — Diversified	1.1
Media	0.4
Mining	18.4
Oil & Gas	7.5
Oil & Gas Services	1.8
Pharmaceuticals	4.8
Retail	2.8
Software	1.4
Telecommunications	8.4
Transportation	3.3
Water	1.0
Short-Term Investments	14.4
Other Assets and Liabilities — Net	(2.4)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Value Choice Fund
as of October 31, 2009 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$1,397,901	$—	$1,397,901
Brazil	4,361,342	—	—	4,361,342
Canada	15,349,236	—	—	15,349,236
Cayman Islands	828,977	—	—	828,977
China	1,334,845	—	—	1,334,845
Finland	—	1,398,042	—	1,398,042
France	4,108,273	6,247,064	—	10,355,337
Germany	1,565,576	—	—	1,565,576
India	1,784,916	—	—	1,784,916
Italy	—	4,799,061	—	4,799,061
Japan	607,471	31,244,825	—	31,852,296
Norway	1,348,620	2,900,659	—	4,249,279
Papua New Guinea	—	5,610,082	—	5,610,082
Russia	—	1,214,691	—	1,214,691
South Africa	1,322,910	2,946,593	—	4,269,503
South Korea	3,563,829	—	—	3,563,829
Switzerland	1,717,065	—	—	1,717,065
Thailand	—	1,418,738	—	1,418,738
Turkey	1,176,799	—	—	1,176,799
United Kingdom	4,103,140	4,217,408	—	8,320,548
United States	46,990,850	—	—	46,990,850

Total Common Stock	90,163,849	63,395,064	—	153,558,913

Preferred Stock	1,277,089	—	—	1,277,089
Warrants	—	227,235	—	227,235
Short-Term Investments	25,041,118	230,218	—	25,271,336

Total Investments, at value	$116,482,056	$63,852,517	$—	$180,334,573

Other Financial Instruments+:
Forward foreign currency contracts	—	8,821	—	8,821

Total Assets	$116,482,056	$63,861,338	$—	$180,343,394

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

At October 31, 2009 the following forward foreign currency contracts were outstanding for the ING Global Value Choice Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
USD

Canadian Dollar
CAD 339,980	SELL	11/4/09	323,021	314,200	$8,821

$8,821

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$8,821

Total Asset Derivatives		$8,821

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not	Forward
accounted for as	Foreign
hedging instruments	Currency
under FASB ASC 815	Contracts

Foreign exchange contracts	$(40,737)

Total	$(40,737)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not	Forward
accounted for as	Foreign
hedging instruments	Currency
under FASB ASC 815	Contracts

Foreign exchange contracts	$8,821

Total	$8,821

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Asia-Pacific Real Estate Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 61.3%

		Australia: 1.7%
9,000		Lend Lease Corp., Ltd.	$74,602

			74,602

		Hong Kong: 32.3%
24,602		Cheung Kong Holdings, Ltd.	312,231
11,000		China Resources Land, Ltd.	26,554
18,400		Great Eagle Holding Co.	48,537
14,000		Hang Lung Group, Ltd.	70,178
24,000		Hang Lung Properties, Ltd.	90,700
13,600		Henderson Land Development Co., Ltd.	96,148
24,600		Hongkong Land Holdings, Ltd.	116,127
2,000		Hopewell Holdings	6,292
17,000		Kerry Properties, Ltd.	94,788
39,500		Shui On Land, Ltd.	23,942
28,000		Sino Land Co.	53,255
24,100		Sun Hung Kai Properties, Ltd.	365,127
16,600		Wharf Holdings, Ltd.	89,692
13,000		Wheelock & Co., Ltd.	41,766

			1,435,337

		Japan: 20.7%
3,620		Aeon Mall Co., Ltd.	75,855
819		Daito Trust Construction Co., Ltd.	34,043
6,900		Daiwa House Industry Co., Ltd.	73,717
18,100		Mitsubishi Estate Co., Ltd.	273,398
17,900		Mitsui Fudosan Co., Ltd.	289,622
47		NTT Urban Development Corp.	37,757
7,000		Sumitomo Realty & Development Co., Ltd.	132,730

			917,122

		Macau: 1.1%
37,600	@	Wynn Macau, Ltd.	48,369

			48,369

		Singapore: 5.5%
27,000		Allgreen Properties, Ltd.	21,796
34,000		Ascendas India Trust	22,561
42,150		CapitaLand, Ltd.	122,230
9,000		City Developments, Ltd.	63,056
11,000	@	Wing Tai Holdings, Ltd.	12,877

			242,520

		Total Common Stock (Cost $2,541,534)	2,717,950

REAL ESTATE INVESTMENT TRUSTS: 35.6%

		Australia: 21.2%
50,900		CFS Retail Property Trust	87,461
114,900		Dexus Property Group	81,179
82,294		GPT Group	41,997
60,200		Macquarie CountryWide Trust	33,307
176,473		Macquarie Goodman Group	94,626
75,924		Mirvac Group	99,408
36,784		Stockland	122,194
34,961	S	Westfield Group	378,769

			938,941

		Hong Kong: 2.2%
44,000		Link Real Estate Investment Trust	99,088

			99,088

		Japan: 8.7%
6		Frontier Real Estate Investment Corp.	45,217
3		Fukuoka Real Estate Investment Trust Corp.	17,190
4		Japan Excellent, Inc.	18,777
4		Japan Logistics Fund, Inc.	30,393
6		Japan Real Estate Investment Corp.	47,875
9		Kenedix Realty Investment Corp.	25,811
3		Nippon Accommodations Fund, Inc.	16,576
5		Nippon Building Fund, Inc.	40,985
7		Nomura Real Estate Office Fund, Inc.	43,251
5		Orix JREIT, Inc.	22,901
6		Top REIT, Inc.	26,565
9		United Urban Investment Corp.	52,499

			388,040

		Singapore: 3.5%
43,133		Ascendas Real Estate Investment Trust	56,064
57,000		CapitaCommercial Trust	42,855
29,480		CapitaMall Trust	33,114
63,000		Fortune Real Estate Investment Trust	22,635

			154,668

		Total Real Estate Investment Trusts (Cost $1,384,048)	1,580,737

MUTUAL FUNDS: 1.1%

		Australia: 1.1%
95,600	**	ING Office Fund	50,440

		Total Mutual Funds (Cost $48,723)	50,440

		Total Long-Term Investments (Cost $3,974,305)	4,349,127

SHORT-TERM INVESTMENTS: 3.4%

		Affiliated Mutual Fund: 3.4%
152,029		ING Institutional Prime Money Market Fund — Class I	152,029

		Total Short-Term Investments (Cost $152,029)	152,029

	Total Investments in Securities
	(Cost $4,126,334)*	101.4%	$4,501,156
	Other Assets and Liabilities - Net	(1.4)	(63,878)

	Net Assets	100.0%	$4,437,278

@	Non-income producing security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
**	Investment in affiliate

*	Cost for federal income tax purposes is $5,141,998.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$300,092
Gross Unrealized Depreciation	(940,934)

Net Unrealized Depreciation	$(640,842)

Percentage of
Industry	Net Assets

Apartments	0.4%
Diversified	14.9
Holding Companies — Diversified	2.0
Home Builders	1.7
Lodging	2.5
Office Property	4.4
Open-End Funds	1.1
Real Estate	54.6
Shopping Centers	15.7
Warehouse/Industrial	0.7
Short-Term Investments	3.4
Other Assets and Liabilities — Net	(1.4)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Asia-Pacific Real Estate Fund
as of October 31, 2009 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$74,602	$—	$74,602
Hong Kong	—	1,435,337	—	1,435,337
Japan	—	917,122	—	917,122
Macau	48,369	—	—	48,369
Singapore	22,561	219,959	—	242,520

Total Common Stock	70,930	2,647,020	—	2,717,950

Real Estate Investment Trusts	—	1,580,737	—	1,580,737
Mutual Funds	—	50,440	—	50,440
Short-Term Investments	152,029	—	—	152,029

Total Investments, at value	$222,959	$4,278,197	$—	$4,501,156

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 91.5%

		Bermuda: 0.6%
12,542		Credicorp, Ltd.	$865,774

			865,774

		Brazil: 17.1%
127,418		Banco Itau Holding Financeira SA ADR	2,438,780
138,000	@	Banco Santander Brasil SA	1,629,428
89,345	@	BR Malls Participacoes SA	958,065
8,841		Cia de Bebidas das Americas ADR	796,397
47,977		Cia Siderurgica Nacional SA	1,584,799
159,025		CIA Vale do Rio Doce	4,039,719
41,000		Lojas Renner SA	726,158
112,000	@	MMX Mineracao e Metalicos SA	733,061
36,106		Mrv Engenharia	678,422
1,600		OGX Petroleo e Gas Participacoes SA	1,289,737
28,665	@	Perdigao SA	691,078
214,970		Petroleo Brasileiro SA	4,942,260
41,267		Petroleo Brasileiro SA ADR	1,655,632
56,512		Vale SA ADR	1,440,491

			23,604,027

		Canada: 0.9%
106,386	@	Pacific Rubiales Energy Corp.	1,294,860

			1,294,860

		China: 11.5%
2,483	@	Baidu.com ADR	938,375
4,033,000		Bank of China, Ltd.	2,339,508
377,500		China Life Insurance Co., Ltd.	1,735,683
987,000		China Petroleum & Chemical Corp.	837,047
643,500		China Shenhua Energy Co., Ltd.	2,886,807
11,800	@	Ctrip.com International, Ltd. ADR	631,772
4,248,000		Industrial and Commercial Bank of China, Ltd.	3,379,772
749,000		Parkson Retail Group, Ltd.	1,212,605
962,000		Sino-Ocean Land Holdings, Ltd.	935,541
1,609,000		Want Want China Holdings, Ltd.	945,299

			15,842,409

		Egypt: 1.2%
137,000		Egyptian Financial Group-Hermes Holding	795,392
17,000		Orascom Construction Industries	803,493

			1,598,885

		Hong Kong: 6.7%
88,000		Beijing Enterprises Holdings, Ltd.	526,764
1,257,000		C C Land Holdings, Ltd.	683,811
930,000	@	Chaoda Modern Agriculture	718,561
221,500		China Mobile, Ltd.	2,076,436
549,840		China Overseas Land & Investment, Ltd.	1,185,405
1,988,000		CNOOC, Ltd.	2,977,301
226,000		Shanghai Industrial Holdings, Ltd.	1,061,691

			9,229,969

		Hungary: 1.2%
60,632	@	OTP Bank Nyrt	1,704,941

			1,704,941

		India: 4.1%
104,790		Bharti Airtel, Ltd.	647,754
35,343		Housing Development Finance Corp.	1,977,671
34,142		ICICI Bank, Ltd.	563,822
37,070		Larsen & Toubro, Ltd.	1,223,639
1,465		Punjab National Bank, Ltd.	26,317
31,332		Reliance Industries, Ltd.	1,267,623

			5,706,826

		Indonesia: 2.7%
2,257,500		Bank Mandiri	1,083,272
2,284,000		Perusahaan Gas Negara PT	849,840
228,000		PT Astra International Tbk	733,544
1,278,000		Telekomunikasi Indonesia Tbk PT	1,100,504

			3,767,160

		Israel: 1.1%
28,652		Teva Pharmaceutical Industries, Ltd. ADR	1,446,353

			1,446,353

		Kazakhstan: 0.7%
71,276		Eurasian Natural Resources Corp.	969,933

			969,933

		Luxembourg: 0.5%
26,500	@,L	Ternium SA ADR	665,945

			665,945

		Mauritius: 0.4%
1,893,600	@	Golden Agri-Resources, Ltd.	569,884

			569,884

		Mexico: 3.4%
39,419		America Movil SA de CV — Series L ADR	1,739,560
26,193	@,L	Desarrollado ADR	931,423
143,688	@	Empresas ICA S.A.B. de C.V.	315,153
18,910		Fomento Economico Mexicano SA de CV ADR	823,912
65,149	@	Grupo Financiero Banorte SA de CV	208,220
192,397	@	Wal-Mart de Mexico SA de CV	671,158

			4,689,426

		Poland: 1.8%
44,900	@	Bank Pekao SA	2,409,972

			2,409,972

		Russia: 7.8%
60,574		Mechel OAO ADR	1,039,450
87,400	@	MMC Norilsk Nickel ADR	1,148,132
23,780		Mobile Telesystems Finance SA ADR	1,077,234
99,501		OAO Gazprom ADR	2,386,239
435,750	@	OAO Rosneft Oil Co. GDR	3,313,367
805,400		Sberbank RF	1,784,649

			10,749,071

		South Africa: 5.1%
49,974		Impala Platinum Holdings, Ltd.	1,099,603
115,000		Imperial Holdings, Ltd.	1,183,944
83,000		MTN Group, Ltd.	1,235,807

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of October 31, 2009 (continued)

Shares			Value

		South Africa (continued)
43,700		Naspers, Ltd.	$1,577,503
119,000		Shoprite Holdings, Ltd.	969,723
75,018		Standard Bank Group, Ltd.	936,298

			7,002,878

		South Korea: 9.5%
16,080		Doosan Heavy Industries and Construction Co., Ltd.	862,933
16,114		GS Engineering & Construction Corp.	1,413,072
20,500	@	KB Financial Group, Inc.	986,048
93,440	@	Kia Motors Corp.	1,387,915
13,784		LG Electronics, Inc.	1,281,367
3,850		Posco	1,595,547
9,323		Samsung Electronics Co., Ltd.	5,609,958

			13,136,840

		Taiwan: 10.0%
465,000		Acer, Inc.	1,096,069
1,018,000	@	Cathay Financial Holding Co., Ltd.	1,745,735
1,740,000	@	Eva Airways Corp.	652,679
868,000		Far Eastern Textile Co., Ltd.	1,023,561
462,300		HON HAI Precision Industry Co., Ltd.	1,810,750
165,818		Hon Hai Precision Industry Co., Ltd. — GDR	1,322,149
97,644		MediaTek, Inc.	1,366,625
263,000		Taiwan Fertilizer Co., Ltd.	816,479
2,166,610		Taiwan Semiconductor Manufacturing Co., Ltd.	3,930,224

			13,764,271

		Thailand: 0.6%
125,000		PTT PCL	884,792

			884,792

		Turkey: 2.7%
192,724		Haci Omer Sabanci Holding A/S	704,599
820,915		Turkiye Garanti Bankasi A/S	2,981,188

			3,685,787

		United Kingdom: 1.9%
101,355		Antofagasta PLC	1,277,012
40,704		Vedanta Resources PLC	1,392,744

			2,669,756

		Total Common Stock (Cost $96,150,339)	126,259,759

EXCHANGE-TRADED FUNDS: 3.1%

		Hong Kong: 1.0%
790,400		iShares FTSE/Xinhua A50 CHINA Index ETF	1,456,338

			1,456,338

		South Korea: 2.1%
66,789		iShares MSCI South Korea Index Fund	2,863,912

			2,863,912

		Total Exchange-Traded Funds (Cost $3,366,212)	4,320,250

PREFERRED STOCK: 1.2%

		Brazil: 1.2%
107,000		Gerdau SA	1,612,653

		Total Preferred Stock (Cost $1,355,512)	1,612,653

		Total Long-Term Investments (Cost $100,872,063)	132,192,662

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 0.5%

		Securities Lending Collateralcc:0.5%
$629,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$629,000
161,615		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	129,292

		Total Short-Term Investments (Cost $790,615)	758,292

	Total Investments in Securities
	(Cost $101,662,678)*	96.3%	$132,950,954
	Other Assets and Liabilities - Net	3.7	5,047,535

	Net Assets	100.0%	$137,998,489

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
L	Loaned security, a portion or all of the security is on loan at October 31, 2009.

*	Cost for federal income tax purposes is $110,390,884.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,991,823
Gross Unrealized Depreciation	(10,431,753)

Net Unrealized Appreciation	$22,560,070

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Emerging Countries Fund
as of October 31, 2009 (continued)

Percentage of
Industry	Net Assets

Agriculture	0.9%
Airlines	0.5
Apparel	0.8
Auto Manufacturers	1.0
Banks	16.0
Beverages	1.2
Chemicals	0.6
Coal	2.1
Computers	0.8
Diversified Financial Services	2.9
Electrical Components & Equipment	0.9
Electronics	2.3
Engineering & Construction	2.7
Food	1.9
Gas	1.0
Holding Companies — Diversified	2.6
Home Builders	1.2
Insurance	2.5
Internet	1.1
Iron/Steel	5.3
Machinery — Diversified	0.6
Media	1.2
Mining	8.2
Oil & Gas	14.2
Oil & Gas Services	0.9
Pharmaceuticals	1.1
Real Estate	2.2
Retail	2.4
Semiconductors	7.9
Telecommunications	5.7
Other Long-Term Investments	3.1
Short-Term Investments	0.5
Other Assets and Liabilities — Net	3.7

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Bermuda	$865,774	$—	$—	$865,774
Brazil	21,165,247	2,438,780	—	23,604,027
Canada	1,294,860	—	—	1,294,860
China	1,570,147	14,272,262	—	15,842,409
Egypt	—	1,598,885	—	1,598,885
Hong Kong	—	9,229,969	—	9,229,969
Hungary	—	1,704,941	—	1,704,941
India	—	5,706,826	—	5,706,826
Indonesia	—	3,767,160	—	3,767,160
Israel	1,446,353	—	—	1,446,353
Kazakhstan	—	969,933	—	969,933
Luxembourg	665,945	—	—	665,945
Mauritius	—	569,884	—	569,884
Mexico	4,689,426	—	—	4,689,426
Poland	—	2,409,972	—	2,409,972
Russia	2,116,684	8,632,387	—	10,749,071
South Africa	—	7,002,878	—	7,002,878
South Korea	—	13,136,840	—	13,136,840
Taiwan	—	13,764,271	—	13,764,271
Thailand	—	884,792	—	884,792
Turkey	—	3,685,787	—	3,685,787
United Kingdom	—	2,669,756	—	2,669,756

Total Common Stock	33,814,436	92,445,323	—	126,259,759

Exchange-Traded Funds	4,320,250	—	—	4,320,250
Preferred Stock	—	1,612,653	—	1,612,653
Short-Term Investments	629,000	129,292	—	758,292

Total Investments, at value	$38,763,686	$94,187,268	$—	$132,950,954

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING European Real Estate Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 23.6%

		Austria: 3.0%
36,943	@	Immoeast Immobilien Anlagen AG	$195,012

			195,012

		British Virgin Islands: 0.5%
1,110	@	Eastern Property Holdings, Ltd.	35,409

			35,409

		Germany: 1.4%
2,579		Deutsche Euroshop AG	88,026

			88,026

		Greece: 0.2%
2,030	@	Babis Vovos International Technical Co.	15,085

			15,085

		Norway: 2.7%
92,500	@	Norwegian Property ASA	175,437

			175,437

		Sweden: 3.5%
21,507		Castellum AB	200,186
1,455		Wihlborgs Fastigheter AB	27,299

			227,485

		Switzerland: 3.6%
4,207	@	Swiss Prime Site AG	231,578

			231,578

		United Kingdom: 8.7%
23,425	@	Atrium European Real Estate, Ltd.	153,098
20,900		Grainger PLC	98,215
23,435		Helical Bar PLC	127,090
19,550	@	LXB Retail Properties PLC	32,808
52,067		Safestore Holdings, Ltd.	120,957
7,460	@	Unite Group PLC	32,471

			564,639

		Total Common Stock (Cost $1,428,613)	1,532,671

REAL ESTATE INVESTMENT TRUSTS: 72.3%

		Belgium:2.1%
290		Cofinimmo	41,791
1,831		Warehouses De Pauw SCA	92,453

			134,244

		France: 31.1%
314		Fonciere Des Regions	34,610
1,738		Gecina SA	184,891
1,073		ICADE	112,965
1,839		Klepierre	76,227
4,542		Mercialys	183,051
1,450	@	Societe de la Tour Eiffel	108,622
1,590		Societe Fonciere Lyonnaise SA	74,746
5,630	S	Unibail	1,246,738

			2,021,850

		Germany: 2.1%
12,537		Alstria Office AG	137,689

			137,689

		Netherlands: 9.8%
5,277		Corio NV	357,825
3,500	@,S	Eurocommercial Properties NV	151,628
1,577		Vastned Retail NV	105,166
252		Wereldhave NV	24,602

			639,221

		United Kingdom: 27.2%
37,875		British Land Co. PLC	292,532
5,290		Derwent Valley Holdings PLC	107,754
23,753		Great Portland Estates PLC	96,002
43,075		Hammerson PLC	285,716
40,462	@	Hansteen Holdings PLC	58,585
55,479		Land Securities Group PLC	600,289
19,411		Liberty International PLC	143,286
18,296		Segro PLC	105,433
2,216		Shaftesbury PLC	13,651
22,006		Town Centre Securities PLC	63,386

			1,766,634

		Total Real Estate Investment Trusts (Cost $4,275,289)	4,699,638

MUTUAL FUNDS: 1.5%

		Luxembourg: 1.5%
15,575		Protogis European Properties	100,475

		Total Mutual Funds (Cost $75,570)	100,475

		Total Long-Term Investments (Cost $5,779,472)	6,332,784

SHORT-TERM INVESTMENTS: 0.6%

		Affiliated Mutual Fund: 0.6%
36,147		ING Institutional Prime Money Market Fund — Class I	36,147

		Total Short-Term Investments (Cost $36,147)	36,147

	Total Investments in Securities
	(Cost $5,815,619)*	98.0%	$6,368,931
	Other Assets and Liabilities - Net	2.0	127,833

	Net Assets	100.0%	$6,496,764

@	Non-income producing security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $6,857,359.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$332,495
Gross Unrealized Depreciation	(820,923)

Net Unrealized Depreciation	$(488,428)

Percentage of
Industry	Net Assets

Closed-End Funds	1.5%
Diversified	60.7
Engineering & Construction	0.2
Office Property	7.7
Operations/Development	0.9
Real Estate	21.5
Shopping Centers	1.6
Storage/Warehousing	1.9
Warehouse/Industrial	1.4
Short-Term Investments	0.6
Other Assets and Liabilities — Net	2.0

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING European Real Estate Fund
as of October 31, 2009 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Austria	$—	$195,012	$—	$195,012
British Virgin Islands	35,409	—	—	35,409
Germany	—	88,026	—	88,026
Greece	—	15,085	—	15,085
Norway	—	175,437	—	175,437
Sweden	—	227,485	—	227,485
Switzerland	—	231,578	—	231,578
United Kingdom	32,808	531,831	—	564,639

Total Common Stock	68,217	1,464,454	—	1,532,671

Real Estate Investment Trusts	63,386	4,636,252	—	4,699,638
Mutual Funds	—	100,475	—	100,475
Short-Term Investments	36,147	—	—	36,147

Total Investments, at value	$167,750	$6,201,181	$—	$6,368,931

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 96.8%
		Australia: 6.5%
163,017	@	Alumina, Ltd.	$239,225
45,129		AMP, Ltd.	237,789
72,537	@	Asciano Group	97,127
49,253		Australia & New Zealand Banking Group, Ltd.	1,004,570
70,343		BHP Billiton, Ltd.	2,307,014
90,923		BlueScope Steel, Ltd.	240,960
11,026		Boral, Ltd.	56,240
19,474		Brambles, Ltd.	122,771
28,405		Commonwealth Bank of Australia	1,312,636
11,965		CSL, Ltd.	335,949
22,885	@	Fortescue Metals Group, Ltd.	76,625
43,523		Foster’s Group, Ltd.	213,449
44,401		Insurance Australia Group	149,360
5,106		Leighton Holdings, Ltd.	162,145
189,354		Macquarie Airports Management, Ltd.	481,654
17,214	@	Macquarie Airports Management, Ltd.	44,471
5,949	@	Macquarie Group, Ltd.	260,541
60,029		Macquarie Infrastructure Group	76,818
47,508		National Australia Bank, Ltd.	1,255,239
14,080		QBE Insurance Group, Ltd.	283,554
73,000	@	Rio Tinto, Ltd.	4,046,444
22,263		Suncorp-Metway, Ltd.	174,138
46,297		Telstra Corp., Ltd.	137,577
17,850		Toll Holdings, Ltd.	135,305
20,442		Wesfarmers, Ltd.	510,095
53,624		Westpac Banking Corp.	1,253,331
14,767		Woodside Petroleum, Ltd.	619,409
15,668		Woolworths, Ltd.	401,036

			16,235,472

		Austria: 0.8%
281		Andritz AG	15,475
6,372		Erste Bank der Oesterreichischen Sparkassen AG	256,173
31,122		OMV AG	1,282,502
1,801		Raiffeisen International Bank Holding AG	105,613
10,285		Telekom Austria AG	168,479
6,173		Voestalpine AG	211,079

			2,039,321

		Belgium: 0.9%
5,480		Anheuser-Busch InBev NV	257,287
1,648		Belgacom SA	61,724
17,077	@	Dexia	141,943
288,444		Fortis	1,247,095
13,310	@	KBC Groep NV	569,759

			2,277,808

		Bermuda: 0.0%
6,029	@	SeaDrill, Ltd. ADR	125,202

			125,202

		Brazil: 0.9%
3,356		Banco do Brasil SA	53,742
10,534		Cia Siderurgica Nacional SA	347,964
5,887	@	Perdigao SA	141,928
64,220		Vale SA ADR	1,636,968

			2,180,602

		Canada: 4.3%
7,922		Agrium, Inc.	368,554
15,057	@	Bank of Montreal	696,598
19,579	@	Bank of Nova Scotia	818,770
69,869	@	Bombardier, Inc. — Class B	283,466
8,961		Canadian Imperial Bank of Commerce	513,453
4,366	@	Canadian Oil Sands Trust	117,739
7,703	@	Canadian Pacific Railway, Ltd.	333,876
16,550		EnCana Corp.	917,703
3,392		Finning International, Inc.	50,031
2,075	@	IGM Financial, Inc.	73,926
11,507	@	Ivanhoe Mines, Ltd.	123,998
19,175	@	Manulife Financial Corp.	359,736
2,667		National Bank of Canada	138,988
8,696	@	Nexen, Inc.	187,092
7,735		Potash Corp. of Saskatchewan	721,352
6,312	@	Research In Motion, Ltd.	370,704
21,440	@	Royal Bank of Canada	1,085,820
3,224		Shoppers Drug Mart Corp.	128,090
4,493	@	Sun Life Financial, Inc.	124,278
38,873	@	Suncor Energy, Inc.	1,290,438
52,447	@	Talisman Energy, Inc.	894,757
17,678	@	Teck Cominco, Ltd. — Class B	513,161
11,736	@	Toronto Dominion Bank	668,986

			10,781,516

		China: 4.7%
70,000	@	Aluminum Corp. of China, Ltd.	76,256
70,000		Angang New Steel Co., Ltd.	129,033
2,869,315		Bank of China, Ltd.	1,664,464
581,000		Bank of Communications Co., Ltd.	694,693
185,156	@	Beijing Capital International Airport Co., Ltd.	124,515
116,000		China Citic Bank	86,831
179,000		China Coal Energy Co. — Class H	249,027
114,000		China Communications Construction Co., Ltd.	122,560
3,359,860		China Construction Bank	2,896,642
103,500		China COSCO Holdings Co., Ltd.	127,564
27,000		China Dongxiang Group Co.	16,757
179,551		China Life Insurance Co., Ltd.	825,546
112,500		China Merchants Bank Co., Ltd.	287,813
1,117,198		China Petroleum & Chemical Corp.	947,464
26,000		China Railway Construction Corp., Ltd.	35,024
44,500		China Shenhua Energy Co., Ltd.	199,632
24,000		China Shipping Development Co., Ltd.	33,687
282,792		China Telecom Corp., Ltd.	124,988
105,000	@	Foxconn International Holdings, Ltd.	92,219
18,000		Huaneng Power International, Inc.	11,490
1,885,543		Industrial and Commercial Bank of China, Ltd.	1,500,166
808,812		PetroChina Co., Ltd.	973,228

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2009 (continued)

Shares			Value

		China (continued)
59,195		Ping An Insurance Group Co. of China, Ltd.	$518,778
4,000		Shandong Weigao Group Medical Polymer Co., Ltd.	14,219

			11,752,596

		Czech Republic: 1.2%
15,910	S	Komercni Banka A/S	3,119,964

			3,119,964

		Denmark: 0.7%
54		AP Moller — Maersk A/S — Class B	368,714
12,377	@	Danske Bank A/S	284,258
1,458	@	Flsmidth & Co. A/S	77,132
12,298		Novo-Nordisk A/S	764,028
1,931	@	Vestas Wind Systems A/S	135,434

			1,629,566

		Finland: 0.4%
2,194		Fortum OYJ	51,929
4,367		Kesko OYJ	145,330
5,312		Metso OYJ	148,336
13,340		Neste Oil OYJ	235,944
15,743		Nokia OYJ	198,853
2,247		Nokian Renkaat OYJ	47,947
4,145		Outokumpu OYJ	68,540
27,590	@	Stora Enso OYJ (Euro Denominated Security)	208,828

			1,105,707

		France: 8.9%
3,191		Accor SA	152,817
9,902		ADP	751,607
64,014	@	Alcatel SA	239,729
4,154		Alstom	287,823
46,490		AXA SA	1,156,214
26,695		BNP Paribas	2,011,045
5,241		Bouygues SA	246,810
14,901		Carrefour SA	639,591
676		Casino Guichard Perrachon SA	53,716
12,245		Cie de Saint-Gobain	596,695
2,327	@	Compagnie Generale de Geophysique SA	46,087
2,974		Compagnie Generale des Etablissements Michelin	220,305
61,876		Credit Agricole SA	1,185,244
6,486		Electricite de France	361,501
97		Eramet SLN	30,206
45,219		France Telecom SA	1,120,470
18,612	@	Gaz de France	778,120
18,259		Groupe Danone	1,096,896
7,537		Lafarge SA	611,777
3,784		L’Oreal SA	386,901
3,553	@	LVMH Moet Hennessy Louis Vuitton SA	367,917
33,042	@	Natixis	185,615
1,704		Pernod-Ricard SA	141,955
8,817	@	Peugeot SA	287,206
1,643		PPR	179,060
9,191		Publicis Groupe	349,235
13,218	@	Renault SA	591,515
18,649		Sanofi-Aventis	1,367,011
4,154		Schneider Electric SA	431,969
23,140		Societe Generale	1,536,954
44,946	@,S	Total SA	2,689,581
1,739		Vallourec	273,803
9,392		Veolia Environnement	306,831
23,790	@	Vinci SA	1,241,553
11,927		Vivendi	330,883

			22,254,642

		Germany: 7.6%
8,108		Adidas AG	375,405
11,015		Allianz AG	1,262,581
9,329		BASF AG	499,381
15,162		Bayer AG	1,051,945
7,085		Bayerische Motoren Werke AG	346,586
1,036		Beiersdorf AG	63,816
2,948		Celesio AG	73,131
15,885	@	Commerzbank AG	165,446
30,520		DaimlerChrysler AG	1,482,447
16,439		Deutsche Bank AG	1,194,316
4,670		Deutsche Boerse AG	378,236
29,751		Deutsche Post AG	503,309
55,117		Deutsche Telekom AG	753,195
32,300		E.ON AG	1,237,894
60,088		Fraport AG Frankfurt Airport Services Worldwide	2,829,034
3,802		Fresenius AG	189,405
621		Hamburger Hafen und Logistik AG	24,195
12,551		HeidelbergCement AG	750,736
3,213		Henkel KGaA	124,156
6,018		K+S AG	328,502
6,956		MAN AG	572,803
7,708		Metro AG	427,824
4,315		Muenchener Rueckversicherungs AG	682,688
6,418		RWE AG	562,941
2,983		Salzgitter AG	268,172
13,472		SAP AG	610,216
22,035		Siemens AG	1,991,234
3,806		ThyssenKrupp AG	122,598
12,776	@	UkrTelecom GDR	35,159
560		Wacker Chemie AG	80,457

			18,987,808

		Greece: 0.5%
27,270	@	Alpha Bank AE	525,766
3,166		Coca-Cola Hellenic Bottling Co. SA	82,515
16,084		Hellenic Telecommunications Organization SA	270,546
10,185	@	National Bank of Greece SA	372,367

			1,251,194

		Hong Kong: 2.6%
2,000		Beijing Enterprises Holdings, Ltd.	11,972
21,000		Cheung Kong Holdings, Ltd.	266,517
103,000	@	China Mengniu Dairy Co., Ltd.	288,595
79,461		China Merchants Holdings International Co., Ltd.	253,428
126,866		China Mobile, Ltd.	1,189,296
54,000		China Overseas Land & Investment, Ltd.	116,419
10,000		China Resources Enterprise	33,498
97,000		China Resources Land, Ltd.	234,154
156,000		China Unicom, Ltd.	198,353
321,000		CNOOC, Ltd.	480,741
90,000		Cnpc Hong Kong, Ltd.	95,012
92,000		Cosco Pacific, Ltd.	127,085
510,000		Denway Motors, Ltd.	244,121
39,400		Esprit Holdings, Ltd.	262,284

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2009 (continued)

Shares			Value

		Hong Kong (continued)
480,717	@	GOME Electrical Appliances Holdings, Ltd.	$140,816
38,000		Hang Lung Properties, Ltd.	143,609
36,000		Henderson Land Development Co., Ltd.	254,509
20,400		Hong Kong Exchanges and Clearing, Ltd.	359,093
103,823		Hutchison Whampoa, Ltd.	728,722
486,000	@	Lenovo Group, Ltd.	270,602
32,000		Li & Fung, Ltd.	133,087
39,000		MTR Corp.	138,130
59,000		New World Development, Ltd.	126,994
19,000		Sun Hung Kai Properties, Ltd.	287,860
11,500		Swire Pacific, Ltd.	140,144
16,500		Yue Yuen Industrial Holdings	45,978

			6,571,019

		Hungary: 0.7%
59,802	@,S	OTP Bank Nyrt	1,681,602

			1,681,602

		India: 1.6%
2,749		Bharat Heavy Electricals	128,565
32,188		Bharti Airtel, Ltd.	198,968
1,239		HDFC Bank, Ltd. ADR	137,046
4,573		Housing Development Finance Corp.	255,889
30,592		ICICI Bank, Ltd.	505,197
7,611		ICICI Bank, Ltd. ADR	239,366
5,186		Infosys Technologies, Ltd. ADR	238,556
29,831		ITC, Ltd.	160,624
15,156		Larsen & Toubro, Ltd.	500,283
37,971		Reliance Communication	139,958
11,727		Reliance Industries, Ltd.	474,448
16,907		State Bank of India, Ltd.	780,100
10,574		Sterlite Industries India, Ltd. ADR	166,752

			3,925,752

		Indonesia: 0.1%
220,116		Telekomunikasi Indonesia Tbk PT	189,545

			189,545

		Ireland: 0.5%
23,672	@	Allied Irish Banks PLC	65,521
121,912	@	Bank of Ireland — Dublin Exchange	305,798
32,879		CRH PLC	804,186

			1,175,505

		Italy: 3.3%
24,392		Assicurazioni Generali S.p.A.	614,172
9,641	@	Autostrade S.p.A.	227,976
127,505		Banca Monte dei Paschi di Siena S.p.A.	242,272
32,219		Banca Popolare di Milano Scrl	239,721
14,795	@	Banco Popolare Scarl	128,526
8,962		Buzzi Unicem S.p.A.	150,356
63,487	@	Enel S.p.A.	377,767
63,902		ENI S.p.A.	1,582,646
19,130	@	Fiat S.p.A	284,802
4,814		Fondiaria-Sai S.p.A.	87,739
216,389	@	Intesa Sanpaolo S.p.A.	910,669
12,230		Italcementi S.p.A.	176,041
13,583		Mediaset S.p.A.	88,203
29,509		Mediobanca S.p.A.	376,404
40,662		Parmalat S.p.A	112,695
208,393		Telecom Italia S.p.A.	331,060
683,566		UniCredito Italiano S.p.A.	2,290,086

			8,221,135

		Japan: 11.0%
3,800		Aeon Mall Co., Ltd.	79,626
10,601		Aisin Seiki Co., Ltd.	269,537
13,700		Asahi Breweries, Ltd.	242,198
16,000		Asahi Glass Co., Ltd.	134,797
39,500		Bank of Yokohama, Ltd.	193,962
2,700		Benesse Corp.	119,051
23,200		Bridgestone Corp.	382,585
30,105	S	Canon, Inc.	1,135,044
29		Central Japan Railway Co.	193,206
24,800		Chiba Bank, Ltd.	152,939
3,100		Daikin Industries, Ltd.	105,077
46,200		Daiwa Securities Group, Inc.	243,166
18,188		Denso Corp.	496,955
1,650		Diamond Lease Co., Ltd.	49,147
6,000		East Japan Railway Co.	384,233
4,600		Eisai Co., Ltd.	163,347
1,600		FamilyMart Co., Ltd.	47,658
9,400		Fanuc, Ltd.	780,775
43,000		Fujitsu, Ltd.	253,218
26,000		Fukuoka Financial Group, Inc.	95,066
2,874		Hitachi Construction Machinery Co., Ltd.	66,982
46,228	S	Honda Motor Co., Ltd.	1,427,830
9,600		Hoya Corp.	211,270
97,000		Itochu Corp.	613,116
3,886		Japan Steel Works, Ltd.	42,856
11,800	@	JFE Holdings, Inc.	384,383
30,000	@	Kawasaki Heavy Industries, Ltd.	74,964
38		KDDI Corp.	201,684
26,800		Kirin Brewery Co., Ltd.	437,459
26,405		Komatsu, Ltd.	514,764
7,000		Konica Minolta Holdings, Inc.	65,756
24,319		Kubota Corp.	188,978
1,569		Kurita Water Industries, Ltd.	47,986
1,700		Kyocera Corp.	142,603
1,200		Lawson, Inc.	53,649
2,900		Makita Corp.	96,106
63,384		Matsushita Electric Industrial Co., Ltd.	894,667
60,000		Mitsubishi Corp.	1,272,021
26,000	@	Mitsubishi Electric Corp.	197,779
22,000		Mitsubishi Estate Co., Ltd.	332,308
29,000		Mitsubishi Heavy Industries, Ltd.	102,546
180,100		Mitsubishi UFJ Financial Group, Inc.	959,285
97,100		Mitsui & Co., Ltd.	1,275,209
20,500		Mitsui Fudosan Co., Ltd.	331,690
14,000		NGK Insulators, Ltd.	314,020
8,200		Nidec Corp.	692,348
16,000		Nikon Corp.	298,202
901		Nintendo Co., Ltd.	225,993
73,000	@	Nippon Steel Corp.	278,497
5,100		Nippon Telegraph & Telephone Corp.	210,438
50,000	@	Nissan Motor Co., Ltd.	361,807
93,300		Nomura Holdings, Inc.	657,599
223		NTT DoCoMo, Inc.	323,409
4,900		Olympus Corp.	152,945
2,170		ORIX Corp.	140,171
9,000	@	Resona Holdings, Inc.	107,160

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2009 (continued)

Shares			Value

		Japan (continued)
15,000		Ricoh Co., Ltd.	$203,854
3,100		Seven & I Holdings Co., Ltd.	67,866
2,600		Shin-Etsu Chemical Co., Ltd.	137,881
7,000		Shiseido Co., Ltd.	127,800
27,000		Shizuoka Bank, Ltd.	268,271
700		SMC Corp.	79,943
10,033		Sony Corp.	296,263
2,600		Stanley Electric Co., Ltd.	50,909
44,000		Sumitomo Metal Industries, Ltd.	112,411
38,700		Sumitomo Mitsui Financial Group, Inc.	1,315,418
16,000		Sumitomo Realty & Development Co., Ltd.	303,382
75,900		Sumitomo Trust & Banking Co., Ltd.	395,439
5,000		Suruga Bank, Ltd.	45,174
26,200		Suzuki Motor Corp.	633,939
4,500		Takeda Pharmaceutical Co., Ltd.	179,971
6,300		Tokio Marine Holdings, Inc.	161,093
4,900		Tokyo Electric Power Co., Inc.	120,447
96,000	@	Toshiba Corp.	548,673
69,800	S	Toyota Motor Corp.	2,755,491
3,520		Uni-Charm Corp.	337,337
388	@	Yahoo! Japan Corp.	118,926

			27,480,555

		Luxembourg: 0.6%
36,343		ArcelorMittal	1,229,940
11,499	@	Evraz Group SA GDR — Reg S	278,611

			1,508,551

		Mexico: 1.2%
26,764		America Movil SA de CV — Series L ADR	1,181,095
44,323	@	Cemex SA de CV ADR	460,073
260,013	@	Cemex SAB de C.V.	269,982
6,384		Fomento Economico Mexicano SA de CV ADR	276,491
57,628	@	Grupo Modelo SA	261,566
37,123		Grupo Televisa SA	143,670
21,859		Grupo Televisa SA ADR	423,190

			3,016,067

		Netherlands: 3.9%
58,664	@	Aegon NV	416,951
1,558		Boskalis Westminster	54,683
9,242		European Aeronautic Defence and Space Co. NV	173,061
21,904		Heineken NV	968,254
30,310		Koninklijke Philips Electronics NV	761,412
3,155	@	Randstad Holdings NV	119,708
35,546		Reed Elsevier NV	414,233
89,784	@	Royal Dutch Shell PLC	2,661,975
38,427	@	Royal Dutch Shell PLC — Class A	1,134,505
83,546		Royal KPN NV	1,515,418
6,410		SBM Offshore NV	122,755
6,463		TNT NV	171,397
37,763		Unilever NV	1,163,592
5,700	@	X5 Retail Group N.V. GDR	136,800

			9,814,744

		Norway: 1.4%
22,912	@	DnB NOR ASA	262,469
108,486	@	Norsk Hydro ASA	711,014
50,106		Orkla ASA	463,217
56,831		Statoil ASA	1,339,177
21,721	@	Storebrand ASA	147,604
20,945	@	Telenor ASA	270,064
7,821		Yara International ASA	258,539

			3,452,084

		Poland: 0.6%
17,139	@	Bank Pekao SA	919,922
38,894		Powszechna Kasa Oszczednosci Bank Polski SA	460,855

			1,380,777

		Portugal: 0.1%
37,885		Banco Comercial Portugues SA	54,008
37,399		Energias de Portugal SA	165,399
8,008		Galp Energia SGPS SA	134,879

			354,286

		Russia: 4.3%
34,450	@	Lukoil-Spon ADR	1,998,502
14,742		Mechel OAO ADR	252,973
72,241	@	MMC Norilsk Nickel ADR	948,995
4,176		Mobile Telesystems Finance SA ADR	189,173
5,300		Novatek OAO GDR	266,067
87,050		OAO Gazprom ADR	2,087,638
232,150	@	OAO Rosneft Oil Co. GDR	1,765,228
1,129,138		Sberbank RF	2,502,005
5,507	@	Severstal GDR	39,724
24,745	@,#	Sistema-Hals GDR	40,829
3,598	@	Uralkali GDR	80,986
7,333	@	Vimpel-Communications OAO ADR	131,481
100,959		VTB Bank OJSC GDR	401,846

			10,705,447

		Singapore: 0.3%
20,000		Keppel Corp., Ltd.	114,942
12,000		Oversea-Chinese Banking Corp.	64,667
191,000		Singapore Telecommunications, Ltd.	396,083
11,000		United Overseas Bank, Ltd.	131,855
32,000		Wilmar International, Ltd.	141,087

			848,634

		South Africa: 0.3%
10,349		Impala Platinum Holdings, Ltd.	227,714
15,855		MTN Group, Ltd.	236,069
10,772		Sasol, Ltd.	403,576

			867,359

		South Korea: 2.7%
1,377		Doosan Heavy Industries and Construction Co., Ltd.	73,897
4,710		Hana Financial Group, Inc.	139,687
4,820	@	Hynix Semiconductor, Inc.	71,560
3,305		Hyundai Heavy Industries	452,696
9,796		Hyundai Motor Co.	888,541
18,393	@	KB Financial Group, Inc.	884,701
9,240		LG Display Co., Ltd.	221,108
2,357		LG Electronics, Inc.	219,108
1,343	@	NHN Corp.	198,079
3,313		Posco	1,372,999

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2009 (continued)

Shares			Value

		South Korea (continued)
1,725		Samsung Electronics Co., Ltd.	$1,037,990
17,070	@	Shinhan Financial Group, Ltd.	647,652
3,225		SK Telecom Co., Ltd.	491,163
3,890	@	Woori Finance Holdings Co., Ltd.	52,360

			6,751,541

		Spain: 3.2%
72,362		Banco Bilbao Vizcaya Argentaria SA	1,293,471
17,364		Banco Popular Espanol SA	154,672
157,150		Banco Santander SA	2,528,898
191,696	@,S	Banco Santander SA	33,853
4,671		Cintra Concesiones DE Infrae	48,057
1,179		Fomento de Construcciones y Contratas SA	47,960
3,626		Gamesa Corp. Tecnologica SA	66,258
5,191		Grupo Ferrovial	215,043
20,291		Iberdrola SA	183,808
4,676		Inditex SA	274,477
9,857		Repsol YPF SA	262,406
99,646		Telefonica SA	2,782,763

			7,891,666

		Sweden: 1.1%
19,073		Atlas Copco AB — Class A	255,751
1,542		Autoliv, Inc.	52,341
4,710		Hennes & Mauritz AB	267,536
49,872		Sandvik AB	550,904
7,609	@	Skandinaviska Enskilda Banken AB	46,089
25,970		SKF AB — B Shares	411,235
31,585		Svenska Cellulosa AB — B Shares	434,011
21,030	@	Swedbank AB	181,164
5,714		Swedish Match AB	117,272
21,076		TeliaSonera AB	139,690
42,422		Volvo AB	401,750

			2,857,743

		Switzerland: 6.7%
53,753	@	ABB, Ltd.	999,879
25,163		Credit Suisse Group	1,345,143
1,530		Flughafen Zuerich AG	445,399
6,110	@	Holcim, Ltd.	388,870
2,888	@	Logitech International SA	49,298
69,360		Nestle SA	3,225,349
4,267		Nobel Biocare Holding AG	121,058
41,763		Novartis AG	2,174,773
15,175		Roche Holding AG — Genusschein	2,430,473
872		Swatch Group AG — BR	203,609
10,355		Swiss Reinsurance	421,662
810		Swisscom AG	292,344
1,802		Syngenta AG	426,680
91,562	@	UBS AG — Reg	1,526,773
154,366	@	Xstrata PLC	2,223,420
2,401		Zurich Financial Services AG	549,811

			16,824,541

		Taiwan: 0.5%
11,325	L	AU Optronics Corp. ADR	100,000
8,715		Chunghwa Telecom Co., Ltd. ADR	151,467
99,370		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	947,990
39,971	@,L	United Microelectron ADR	131,505

			1,330,962

		Ukraine: 0.5%
5,090,724	@	JSCB Ukrsotsbank	224,047
3,938,839	@	Raiffeisen Bank Aval	133,102
11,482	@	Ukrnafta Oil Co. ADR	242,413
10,545,713	@	UkrTelecom	626,271

			1,225,833

		United Kingdom: 12.2%
55,617	@	Anglo American PLC	2,012,395
14,237		AstraZeneca PLC	639,122
52,095		Aviva PLC	325,759
268,826	@	Barclays PLC	1,408,939
20,059		BG Group PLC	345,282
63,651		BHP Billiton PLC	1,715,074
278,053		BP PLC	2,605,433
13,040		British American Tobacco PLC	415,533
91,534		BT Group PLC	196,153
48,870		Cadbury PLC	617,845
3,131	@	Carnival PLC	97,065
78,879	S	Diageo PLC	1,284,786
117,494		Friends Provident Group PLC	156,649
44,214	@	GKN PLC	77,451
105,932		GlaxoSmithKline PLC	2,172,954
287,593		HSBC Holdings PLC	3,177,942
72,000		HSBC Holdings PLC — Hong Kong	795,079
13,691		Imperial Tobacco Group PLC	403,466
33,767		Kingfisher PLC	123,422
146,043		Legal & General Group PLC	187,394
549,512	@	Lloyds TSB Group PLC	774,796
6,454	@	Lonmin PLC	154,395
45,395		Marks & Spencer Group PLC	254,251
170,878	@	Old Mutual PLC	296,579
46,940		Prudential PLC	426,375
67,129		Rio Tinto PLC	2,967,767
21,784	@	Rolls-Royce Group PLC	160,653
1,307,040	@,I	Rolls-Royce Group PLC — C Shares	2,145
533,264	@	Royal Bank of Scotland Group PLC	363,782
42,022		Standard Chartered PLC	1,030,886
231,892		Tesco PLC	1,546,188
860		Vedanta Resources PLC	29,426
1,183,064	S	Vodafone Group PLC	2,607,277
748		Whitbread PLC	15,561
7,832	@	Wolseley PLC	158,426
103,413		WPP PLC	926,778

			30,473,028

		Total Common Stock (Cost $200,283,205)	242,289,774

REAL ESTATE INVESTMENT TRUSTS: 0.2%

		Australia:0.2%
49,603		Westfield Group	537,401

			537,401

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2009 (continued)

Shares			Value

		Japan: 0.0%
9	@	Nippon Building Fund, Inc.	$73,773

			73,773

		Total Real Estate Investment Trusts (Cost $538,293)	611,174

EXCHANGE-TRADED FUNDS: 2.2%

		Taiwan: 2.2%
465,468		iShares MSCI Taiwan Index Fund	5,404,083

		Total Exchange-Traded Funds (Cost $4,641,104)	5,404,083

PREFERRED STOCK: 1.4%

		Brazil: 1.3%
17,206		Banco Bradesco S.A.	336,580
23,347	@	Banco Itau Holding Financeira SA	444,118
1,039	@	Centrais Eletricas Brasileiras SA	13,212
724		Cia Brasileira de Distribuicao Grupo Pao de Acucar	21,852
34,690		Gerdau SA	522,831
66,339		Petroleo Brasileiro SA	1,315,031
18,601		Usinas Siderurgicas de Minas Gerais SA	485,721
6,040		Vivo Participacoes SA	147,023

			3,286,368

		Germany: 0.1%
1,949		Porsche AG	146,620
1,671		Volkswagen AG	165,076

			311,696

		Total Preferred Stock (Cost $2,939,332)	3,598,064

RIGHTS: 0.0%

		Poland: 0.0%
9,723	S	Powszechna Kasa Oszczednosci Bank Polski SA	116,622

		Total Rights (Cost $71,820)	116,622

WARRANTS: 0.0%

		Italy: 0.0%
11,204	I	Mediobanca S.p.A.	2,432

		Total Warrants (Cost $381)	2,432

		Total Long-Term Investments (Cost $208,474,135)	252,022,149

SHORT-TERM INVESTMENTS: 0.2%

		Affiliated Mutual Fund: 0.1%
272,747		ING Institutional Prime Money Market Fund — Class I	272,747

		Total Mutual Fund (Cost $272,747)	272,747

Principal
Amount			Value

		Securities Lending CollateralCC: 0.1%
$79,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$79,000
173,707		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	138,966

		Total Securities Lending Collateral (Cost $252,707)	217,966

		Total Short-Term Investments (Cost $525,454)	490,713

	Total Investments in Securities
	(Cost $208,999,589)*	100.8%	$252,512,862
	Other Assets and Liabilities - Net	(0.8)	(2,084,989)

	Net Assets	100.0%	$250,427,873

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at October 31, 2009.

*	Cost for federal income tax purposes is $216,558,271.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$51,670,329
Gross Unrealized Depreciation	(15,715,738)

Net Unrealized Appreciation	$35,954,591

Percentage of
Industry	Net Assets

Advertising	0.1%
Aerospace/Defense	0.1
Agriculture	0.5
Apparel	0.2
Auto Manufacturers	4.0
Auto Parts & Equipment	0.6
Banks	24.2
Beverages	1.7
Biotechnology	0.1
Building Materials	1.8
Chemicals	1.6
Coal	0.2
Commercial Services	0.4
Computers	0.5
Cosmetics/Personal Care	0.4
Distribution/Wholesale	1.4
Diversified Financial Services	1.8

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2009 (continued)

Percentage of
Industry	Net Assets

Electric	1.5
Electrical Components & Equipment	0.5
Electronics	1.2
Engineering & Construction	3.3
Environmental Control	0.0
Food	4.2
Forest Products & Paper	0.3
Gas	0.0
Hand/Machine Tools	0.3
Healthcare — Products	0.1
Holding Companies — Diversified	0.7
Home Furnishings	0.5
Household Products/Wares	0.1
Insurance	3.8
Internet	0.1
Iron/Steel	2.6
Leisure Time	0.0
Lodging	0.1
Machinery — Construction & Mining	0.3
Machinery — Diversified	0.9
Media	0.9
Metal Fabricate/Hardware	0.3
Mining	8.0
Miscellaneous Manufacturing	1.1
Office Property	0.0
Office/Business Equipment	0.5
Oil & Gas	11.1
Oil & Gas Services	0.7
Pharmaceuticals	4.0
Real Estate	1.0
Retail	1.0
Semiconductors	0.9
Shipbuilding	0.2
Shopping Centers	0.2
Software	0.2
Telecommunications	7.0
Toys/Games/Hobbies	0.1
Transportation	1.0
Water	0.1
Other Long-Term Investments	2.2
Short-Term Investments	0.2
Other Assets and Liabilities — Net	(0.8)

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$44,471	$16,191,001	$—	$16,235,472
Austria	—	2,039,321	—	2,039,321
Belgium	—	2,277,808	—	2,277,808
Bermuda	—	125,202	—	125,202
Brazil	2,180,602	—	—	2,180,602
Canada	10,781,516	—	—	10,781,516
China	66,000	11,686,596	—	11,752,596
Czech Republic	—	3,119,964	—	3,119,964
Denmark	—	1,629,566	—	1,629,566
Finland	—	1,105,707	—	1,105,707
France	—	22,254,642	—	22,254,642
Germany	35,159	18,952,649	—	18,987,808
Greece	—	1,251,194	—	1,251,194
Hong Kong	—	6,571,019	—	6,571,019
Hungary	—	1,681,602	—	1,681,602
India	781,720	3,144,032	—	3,925,752
Indonesia	—	189,545	—	189,545
Ireland	—	1,175,505	—	1,175,505
Italy	—	8,221,135	—	8,221,135
Japan	—	27,480,555	—	27,480,555
Luxembourg	—	1,508,551	—	1,508,551
Mexico	3,016,067	—	—	3,016,067
Netherlands	136,800	9,677,944	—	9,814,744
Norway	—	3,452,084	—	3,452,084
Poland	—	1,380,777	—	1,380,777
Portugal	—	354,286	—	354,286
Russia	614,456	10,090,991	—	10,705,447
Singapore	—	848,634	—	848,634
South Africa	—	867,359	—	867,359
South Korea	—	6,751,541	—	6,751,541
Spain	33,853	7,857,813	—	7,891,666
Sweden	—	2,857,743	—	2,857,743
Switzerland	—	16,824,541	—	16,824,541
Taiwan	1,330,962	—	—	1,330,962
Ukraine	133,102	1,092,731	—	1,225,833
United Kingdom	—	30,473,028	—	30,473,028

Total Common Stock	19,154,708	223,135,066	—	242,289,774

Real Estate Investment Trusts	—	611,174	—	611,174
Exchange-Traded Funds	5,404,083	—	—	5,404,083
Preferred Stock	626,205	2,971,859	—	3,598,064
Rights	—	116,622	—	116,622
Warrants	—	2,432	—	2,432
Short-Term Investments	351,747	138,966	—	490,713

Total Investments, at value	$25,536,743	$226,976,119	$—	$252,512,862

Other Financial Instruments+:
Forward foreign currency contracts	—	149,503	—	149,503

Total Assets	$25,536,743	$227,125,622	$—	$252,662,365

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(680,938)	$—	$(680,938)

Total Liabilities	$—	$(680,938)	$—	$(680,938)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2009:

								Change In
	Beginning					Accrued		Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Total Realized	Appreciation/	Into	Out of	Balance
	at 10/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	at 10/31/09

Asset Table
Investments, at value
Common Stock	$58,849	$—	$—	$—	$(119,591)	$—	$(268,980)	$329,722	$—	$—	$—

Total Investments, at value	$58,849	$—	$—	$—	$(119,591)	$—	$(268,980)	$329,722	$—	$—	$—

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Foreign Fund
as of October 31, 2009 (continued)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

At October 31, 2009 the following forward foreign currency contracts were outstanding for the ING Foreign Fund:

					Unrealized
		Settlement	In Exchange		Appreciation
Currency	Buy/Sell	Date	For	Value	(Depreciation)
			USD

Brazilian Real
BRL 1,178,426	BUY	11/4/09	674,929	668,401	$(6,528)
Canadian Dollar
CAD 3,946,921	BUY	12/16/09	3,667,239	3,647,736	(19,503)
Japanese Yen
JPY 449,887,396	BUY	12/16/09	4,971,818	4,999,267	27,449
Polish Zloty
PLN 12,744,984	BUY	11/19/09	4,714,975	4,399,432	(315,543)

					$(314,125)

Brazilian Real
BRL 1,178,426	SELL	11/4/09	681,340	668,401	$12,939
Czech Koruna
CZK 46,318,818	SELL	12/16/09	2,675,455	2,566,340	109,115
Polish Zloty
PLN 3,070,417	SELL	11/19/09	973,885	1,059,875	(85,990)
Polish Zloty
PLN 9,674,567	SELL	11/19/09	3,086,183	3,339,557	(253,374)

					$(217,310)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under FASB ASC 815	of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$149,503

Total Asset Derivatives		$149,503

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$680,938

Total Liability Derivatives		$680,938

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2009 was as follows:

Amount of Realized Gain or (Loss)
on Derivatives Recognized in Income
Derivatives not	Forward
accounted for as	Foreign
hedging instruments	Currency
under FASB ASC 815	Contracts

Foreign exchange contracts	$8,830,331

Total	$8,830,331

Change in Unrealized
Appreciation or (Depreciation)
on Derivatives Recognized in Income
Derivatives not	Forward
accounted for as	Foreign
hedging instruments	Currency
under FASB ASC 815	Contracts

Foreign exchange contracts	$(14,936,615)

Total	$(14,936,615)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Greater China Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 100.0%

		China: 34.7%
2,426,000		Bank of China, Ltd.	$1,407,301
210,000		China Coal Energy Co. — Class H	292,154
2,819,000		China Construction Bank	2,430,349
503,500		China COSCO Holdings Co., Ltd.	620,566
263,000		China High Speed Transmission Equipment Group Co., Ltd.	527,444
340,000		China Life Insurance Co., Ltd.	1,563,264
1,582,000		China Petroleum & Chemical Corp.	1,341,650
440,000	@	China Railway Group, Ltd.	346,393
83,000		China Shenhua Energy Co., Ltd.	372,346
36,000		Dongfang Electrical Machinery Co., Ltd.	178,834
286,000		Fujian Zijin Mining Industry Co., Ltd.	276,830
2,996,000		Industrial and Commercial Bank of China, Ltd.	2,383,665
244,000		Jiangxi Copper Co., Ltd.	552,842
7,800		Mindray Medical International, Ltd. ADR	239,694
1,254,000		PetroChina Co., Ltd.	1,508,914
602,500	@	Real Gold Mining, Ltd.	756,595
630,000		Shanghai Forte Land Co.	191,141
38,000		Tencent Holdings, Ltd.	661,678
180,000		Yanzhou Coal Mining Co., Ltd.	278,273

			15,929,933

		Hong Kong: 38.3%
164,500		BOC Hong Kong Holdings, Ltd.	378,660
123,000		Cheung Kong Holdings, Ltd.	1,561,029
341,500		China Mobile, Ltd.	3,201,367
170,160		China Overseas Land & Investment, Ltd.	366,849
84,000		China Resources Enterprise	281,332
704,000		Chow Sang Sang Holdings International, Ltd.	697,536
780,000		CNOOC, Ltd.	1,168,156
46,000		Esprit Holdings, Ltd.	306,219
1,456,000		Global Bio-Chem Technology Group Co., Ltd.	354,392
45,100		Hang Seng Bank, Ltd.	637,133
32,800		Hong Kong Exchanges and Clearing, Ltd.	577,365
232,500		HongKong Electric Holdings	1,243,381
84,000		Hutchison Whampoa, Ltd.	589,586
250,000		Hysan Development Co., Ltd.	738,355
134,500		Kerry Properties, Ltd.	749,938
94,000		Li & Fung, Ltd.	390,942
183,500		MTR Corp.	649,920
333,000		New World Development, Ltd.	716,764
306,000		Pacific Basin Shipping, Ltd.	224,877
265,000		Ports Design, Ltd.	714,145
31,000		Sun Hung Kai Properties, Ltd.	469,666
294,000		Wharf Holdings, Ltd.	1,588,516

			17,606,128

		Taiwan: 27.0%
502,637		AU Optronics Corp.	445,715
27,436		AU Optronics Corp. ADR	242,260
59,400		Catcher Technology Co., Ltd.	143,794
640,000	@	Chi Mei Optoelectronics Corp.	319,286
713,000	@	China Life Insurance Co., Ltd.	517,812
757,117		China Steel Corp.	672,200
113,341		Chunghwa Telecom Co., Ltd.	198,944
38,060		Chunghwa Telecom Co., Ltd. ADR	661,483
1,389,180		E.Sun Financial Holding Co., Ltd.	540,751
153,000		Far Eastern Department Stores Co., Ltd.	157,177
194,085		Far Eastern Textile Co., Ltd.	228,868
896,975		First Financial Holding Co., Ltd.	518,174
185,110		Formosa Plastics Corp.	355,057
16,800		High Tech Computer Corp.	166,833
138,830		Hon Hai Precision Industry Co., Ltd. — GDR	1,106,961
147,000		Hung Poo Real Estate Development Corp.	212,111
30,060		MediaTek, Inc.	420,719
39,780		Nan Ya Printed Circuit Board Corp.	123,789
1,050,000	@	Prince Housing & Development Corp.	455,486
376,310		Quanta Computer, Inc.	711,853
200,291	@	Radium Life Tech Co., Ltd.	147,999
623,180		Taiwan Cement Corp.	639,349
252,000		Taiwan Fertilizer Co., Ltd.	782,330
586,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,063,003
300,000		The Ambassador Hotel	304,152
1,822,000	@	United Microelectronics Corp.	875,860
340,000		Yulon Motor Co., Ltd.	380,296

			12,392,262

		Total Common Stock (Cost $38,697,311)	45,928,323

REAL ESTATE INVESTMENT TRUSTS: 1.0%

		Hong Kong: 1.0%
213,000		Link Real Estate Investment Trust	479,675

		Total Real Estate Investment Trusts (Cost $443,801)	479,675

	Total Investments in Securities
	(Cost $39,141,112)*	101.0%	$46,407,998
	Other Assets and Liabilities - Net	(1.0)	(464,863)

	Net Assets	100.0%	$45,943,135

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

*	Cost for federal income tax purposes is $41,118,265.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,771,573
Gross Unrealized Depreciation	(2,481,840)

Net Unrealized Appreciation	$5,289,733

Percentage of
Industry	Net Assets

Apparel	0.5%
Auto Manufacturers	0.8
Banks	15.8
Biotechnology	0.8
Building Materials	1.4
Chemicals	2.5
Coal	2.0
Computers	1.9
Distribution/Wholesale	0.8
Diversified Financial Services	3.6
Electric	2.7
Electrical Components & Equipment	1.5
Electronics	4.9
Engineering & Construction	0.8
Healthcare — Products	0.5
Holding Companies — Diversified	5.4
Insurance	4.5
Internet	1.4
Iron/Steel	1.5
Lodging	0.7
Metal Fabricate/Hardware	0.3
Mining	3.5
Oil & Gas	8.7
Real Estate	12.2
Retail	4.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Greater China Fund
as of October 31, 2009 (continued)

Percentage of
Industry	Net Assets

Semiconductors	5.1
Shopping Centers	1.0
Telecommunications	8.8
Transportation	3.3
Other Assets and Liabilities — Net	(1.0)

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
China	$239,694	$15,690,239	$—	$15,929,933
Hong Kong	—	17,606,128	—	17,606,128
Taiwan	903,743	11,488,519	—	12,392,262

Total Common Stock	1,143,437	44,784,886	—	45,928,323

Real Estate Investment Trusts	—	479,675	—	479,675

Total Investments, at value	$1,143,437	$45,264,561	$—	$46,407,998

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 99.1%
		Australia: 8.3%
5,191		AGL Energy, Ltd.	$64,343
18,239		AMP, Ltd.	96,103
31,461		Australia & New Zealand Banking Group, Ltd.	641,682
45,346		BHP Billiton, Ltd.	1,487,196
47,101		BlueScope Steel, Ltd.	124,825
39,835		Brambles, Ltd.	251,135
1,117		Cochlear, Ltd.	64,008
17,980		Commonwealth Bank of Australia	830,882
4,215		Computershare, Ltd.	40,921
7,651		CSL, Ltd.	214,822
9,660		Energy Resources of Australia, Ltd.	199,502
4,882	@	Macquarie Group, Ltd.	213,811
94,658		Metcash, Ltd.	397,978
25,548		National Australia Bank, Ltd.	675,020
2,892		Orica, Ltd.	61,348
179,143		Qantas Airways, Ltd.	445,438
16,568		QBE Insurance Group, Ltd.	333,659
6,496	@	Rio Tinto, Ltd.	360,078
12,813		Sims Group, Ltd.	225,896
133,592		Tattersall’s, Ltd.	295,801
119,290		Telstra Corp., Ltd.	354,485
23,749		Wesfarmers, Ltd.	592,615
28,507		Westpac Banking Corp.	666,282
10,167		Woodside Petroleum, Ltd.	426,460
4,321		Woolworths, Ltd.	110,600

			9,174,890

		Austria: 0.8%
4,547		Erste Bank der Oesterreichischen Sparkassen AG	182,803
12,001		OMV AG	494,547
15,025		Telekom Austria AG	246,125

			923,475

		Belgium: 1.4%
17,046		Anheuser-Busch InBev NV	800,313
24,344	@	Anheuser-Busch InBev-ST	179
7,510		Delhaize Group	510,168
17,577		Fortis	75,995
4,142	@	Fortis — STRIP VVPR	12
2,088		Groupe Bruxelles Lambert SA	184,021

			1,570,688

		China: 0.1%
62,000	@	Foxconn International Holdings, Ltd.	54,453

			54,453

		Denmark: 1.0%
5,551		Carlsberg A/S	389,179
9,558	@	Danske Bank A/S	219,515
10,911		H Lundbeck A/S	211,323
3,274		Novo-Nordisk A/S	203,401
458	@	William Demant Holding	32,566

			1,055,984

		Finland: 1.0%
12,743		Kone OYJ	475,772
34,918		Nokia OYJ	441,057
920		Sampo OYJ	22,020
4,071		Wartsila OYJ	147,373

			1,086,222

		France: 8.3%
40,544	@	Alcatel SA	151,835
14,391		AXA SA	357,906
10,122		BNP Paribas	762,532
1,616		Capgemini SA	74,864
621	@	Christian Dior SA	61,931
2,017		Cie Generale D’Optique Essilor International SA	112,934
6,865		Compagnie Generale des Etablissements Michelin	508,538
14,711		Credit Agricole SA	281,791
14,515		France Telecom SA	359,664
3,601	@	Gaz de France	150,549
1,938		Hermes International	269,510
1,702		Lafarge SA	138,151
229		L’Oreal SA	23,414
3,481	@	LVMH Moet Hennessy Louis Vuitton SA	360,462
4,099		Pernod-Ricard SA	341,476
3,007		PPR	327,713
11,917		Publicis Groupe	452,816
15,006		Sanofi-Aventis	1,099,972
6,870		Schneider Electric SA	714,403
5,756		Scor SA	146,495
850		Societe BIC SA	58,993
6,480		Societe Generale	430,400
31,310		Total SA	1,873,599
2,680		Vivendi	74,349

			9,134,297

		Germany: 7.3%
6,111		Allianz AG	700,466
17,684		BASF AG	946,624
5,528		Bayer AG	383,535
12,239		Bayerische Motoren Werke AG	598,712
1,313		DaimlerChrysler AG	63,776
8,083		Deutsche Bank AG	587,241
846		Deutsche Boerse AG	68,520
48,608		Deutsche Telekom AG	664,247
32,551		E.ON AG	1,247,513
3,173	@	Hannover Rueckversicheru — Reg	143,045
3,041		Muenchener Rueckversicherungs AG	481,125
9,706		RWE AG	851,340
1,406		Salzgitter AG	126,400
14,391		SAP AG	651,842
4,530		Siemens AG	409,362
5,836	@	United Internet AG	75,987

			7,999,735

		Greece: 0.7%
4,010	@	National Bank of Greece SA	146,607
20,209		OPAP SA	514,415
3,387	@	Public Power Corp.	69,085

			730,107

		Hong Kong: 2.4%
25,000		Cheung Kong Holdings, Ltd.	317,282
16,500		CLP Holdings, Ltd.	110,584
28,000		Hang Lung Group, Ltd.	140,356
53,000		Hang Lung Properties, Ltd.	200,296
3,470		Hang Seng Bank, Ltd.	49,021
39,000		Hong Kong & China Gas	93,829
17,300		Hong Kong Exchanges and Clearing, Ltd.	304,525
35,500		HongKong Electric Holdings	189,850
37,500		Hopewell Holdings	117,975
36,162		Hutchison Whampoa, Ltd.	253,817
82,000		New World Development, Ltd.	176,500
84,000		Sino Land Co.	159,765
22,000		Sun Hung Kai Properties, Ltd.	333,311
17,500		Swire Pacific, Ltd.	213,263
4,000		Wharf Holdings, Ltd.	21,612

			2,681,986

		Italy: 3.0%
8,406		Assicurazioni Generali S.p.A.	211,657
12,625	@	Autostrade S.p.A.	298,537
19,479		Banca Popolare di Milano Scrl	144,931
13,940		Banche Popolari Unite Scpa	199,117

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of October 31, 2009 (continued)

Shares			Value

		Italy (continued)
5,861	@	Banco Popolare Scarl	$50,915
81,691	@	Enel S.p.A.	486,086
11,675		ENI S.p.A.	289,152
110,815	@	Intesa Sanpaolo S.p.A.	466,363
38,739		Intesa Sanpaolo S.p.A. — RNC	126,317
153,067		Parmalat S.p.A	424,227
187,640		UniCredito Italiano S.p.A.	628,633

			3,325,935

		Japan: 21.2%
1,500		Aeon Credit Service Co., Ltd.	14,442
8,000		Aioi Insurance Co., Ltd.	35,219
10,700		Aisin Seiki Co., Ltd.	272,054
5,000		Bank of Kyoto, Ltd.	45,372
2,885		Bridgestone Corp.	47,576
30,900		Brother Industries, Ltd.	351,816
3,800		Canon, Inc.	143,271
80		Central Japan Railway Co.	532,982
21,600		Chubu Electric Power Co., Inc.	482,244
23,419		Daihatsu Motor Co., Ltd.	239,582
23,800		Daiichi Sankyo Co., Ltd.	464,951
3,422		Daito Trust Construction Co., Ltd.	142,240
15,000	@	Daiwa House Industry Co., Ltd.	160,253
3,000		Daiwa Securities Group, Inc.	15,790
4,420		Diamond Lease Co., Ltd.	131,653
6,700		East Japan Railway Co.	429,060
3,500		Electric Power Development Co.	107,915
600		Fast Retailing Co., Ltd.	98,756
66,000	@	Fuji Heavy Industries, Ltd.	257,914
17,000		Fuji Photo Film Co., Ltd.	483,298
15		Fuji Television Network, Inc.	22,040
21,000		Fujitsu, Ltd.	123,665
20,000		Gunma Bank, Ltd.	104,196
1,300		Hirose Electric Co., Ltd.	133,997
12,500		Honda Motor Co., Ltd.	386,084
85,660		Itochu Corp.	541,438
184		Japan Tobacco, Inc.	516,213
17,800	@	JFE Holdings, Inc.	579,831
199		Jupiter Telecommunications Co.	181,893
86,000		Kajima Corp.	201,350
10,900		Kao Corp.	242,785
74		KDDI Corp.	392,754
37,000		Keisei Electric Railway Co., Ltd.	208,044
700		Kyocera Corp.	58,719
19,400		Kyushu Electric Power Co., Inc.	396,110
1,400		Mabuchi Motor Co., Ltd.	66,994
78,000		Marubeni Corp.	385,911
112,000	@	Mazda Motor Corp.	252,769
20,600		Mediceo Paltac Holdings Co., Ltd.	287,677
7,000		Mitsubishi Corp.	148,402
7,000		Mitsubishi Estate Co., Ltd.	105,734
120,997		Mitsubishi UFJ Financial Group, Inc.	644,479
37,392		Mitsui & Co., Ltd.	491,067
88,000	@	Mitsui Engineering & Shipbuilding Co., Ltd.	227,862
8,452		Mitsui Fudosan Co., Ltd.	136,753
26,000	@	Mitsui OSK Lines, Ltd.	150,969
2,400		Mitsui Sumitomo Insurance Group Holdings, Inc.	55,867
16,700		Mitsumi Electric Co., Ltd.	336,877
94,524	@	Mizuho Financial Group, Inc.	186,442
2,500		Murata Manufacturing Co., Ltd.	121,979
25,000		NHK Spring Co., Ltd.	195,200
1,200		Nikon Corp.	22,365
1,500		Nintendo Co., Ltd.	376,237
41,000		Nippon Electric Glass Co., Ltd.	441,482
52,500		Nippon Mining Holdings, Inc.	234,214
4,000		Nippon Oil Corp.	19,711
16,800		Nippon Paper Group, Inc.	445,832
10,300		Nippon Telegraph & Telephone Corp.	425,002
38,966	@	Nishi-Nippon City Bank, Ltd.	96,395
7,500		Nisshin Seifun Group, Inc.	100,048
900		Nissin Food Products Co., Ltd.	31,759
3,800		NOK Corp.	50,419
47,400		Nomura Holdings, Inc.	334,086
37		NTT DoCoMo, Inc.	53,660
16,000	@	Onward Kashiyama Co., Ltd.	99,324
1,740		ORIX Corp.	112,395
21,650	@	Promise Co., Ltd.	137,616
4,000		Rohm Co., Ltd.	265,268
5,400		Sankyo Co., Ltd.	308,447
15,800		Sapporo Hokuyo Holdings, Inc.	53,334
2,700		Seven & I Holdings Co., Ltd.	59,109
19,900		Shinko Electric Industries	296,387
73,000	@	Shinsei Bank, Ltd.	95,234
25,000		Sompo Japan Insurance, Inc.	146,197
26,900		Sony Corp.	794,325
56,900		Sumitomo Corp.	552,369
20,800		Sumitomo Electric Industries, Ltd.	252,403
11,000	@	Sumitomo Heavy Industries	49,908
7,200		Sumitomo Mitsui Financial Group, Inc.	244,729
9,000		Sumitomo Realty & Development Co., Ltd.	170,653
36,000		Sumitomo Trust & Banking Co., Ltd.	187,560
10,802		Suruga Bank, Ltd.	97,593
1,100		Suzuki Motor Corp.	26,616
16,751		Takeda Pharmaceutical Co., Ltd.	669,932
80,000		Toho Gas Co., Ltd.	414,857
12,249		Tokio Marine Holdings, Inc.	313,212
61,000		Tokuyama Corp.	383,300
1,000		Tokyo Electric Power Co., Inc.	24,581
16,000		Tokyu Land Corp.	64,515
4,000		TonenGeneral Sekiyu KK	36,502
10,000		Toyo Suisan Kaisha, Ltd.	261,669
4,000		Toyoda Gosei Co., Ltd.	112,135
25,990		Toyota Motor Corp.	1,026,006
11,300		Toyota Tsusho Corp.	161,568
5,880		USS Co., Ltd.	355,697
9,000		Yamaguchi Financial Group, Inc.	85,987
15,200		Yamato Kogyo Co., Ltd.	456,151

			23,287,278

		Kazakhstan: 0.1%
10,136		Eurasian Natural Resources Corp.	137,932

			137,932

		Luxembourg: 0.7%
431		ArcelorMittal	14,726
21,342		ArcelorMittal	722,268

			736,994

		Netherlands: 4.3%
6,131	@	Aegon NV	43,576
2,640		European Aeronautic Defence and Space Co. NV	49,435
27,854		Koninklijke Philips Electronics NV	699,715
9,871	@	Randstad Holdings NV	374,529
525	@	Royal Dutch Shell PLC	15,566
40,746		Royal Dutch Shell PLC — Class A	1,202,971
44,924		Royal Dutch Shell PLC — Class B	1,293,251
33,162		Royal KPN NV	601,516
13,512		Unilever NV	416,346

			4,696,905

		Norway: 0.7%
8,000	@	DnB NOR ASA	91,644
29,700		Statoil ASA	699,857

			791,501

		Portugal: 0.6%
39,274		Jeronimo Martins	349,865
26,399		Portugal Telecom SGPS SA	301,754

			651,619

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of October 31, 2009 (continued)

Shares			Value

		Singapore: 0.9%
27,000		ComfortDelgro Corp., Ltd.	$29,339
10,000		DBS Group Holdings, Ltd.	91,576
15,000		Jardine Cycle & Carriage, Ltd.	246,333
34,000		Oversea-Chinese Banking Corp.	183,222
25,000	@	Singapore Exchange, Ltd.	141,670
19,000		Singapore Press Holdings, Ltd.	52,031
30,000		Singapore Telecommunications, Ltd.	62,212
5,000		United Overseas Bank, Ltd.	59,934
35,000		United Overseas Land, Ltd.	83,500

			949,817

		Spain: 5.6%
14,198		Abertis Infraestructuras SA	301,892
10,371		ACS Actividades de Construccion y Servicios SA	497,979
46,586		Banco Bilbao Vizcaya Argentaria SA	832,725
21,302		Banco Popular Espanol SA	189,750
100,673		Banco Santander SA	1,620,055
33,637		Corp. Mapfre SA	144,147
27,874	@	Criteria Caixacorp SA	135,880
23,167		Gas Natural SDG SA	465,443
39,522		Iberdrola SA	358,013
56,853		Telefonica SA	1,587,705

			6,133,589

		Sweden: 4.4%
28,442		Assa Abloy AB	497,016
16,559		Atlas Copco AB — Class A	222,040
41,458		Atlas Copco AB — Class B	493,964
5,202		Getinge AB	96,936
4,066		Hennes & Mauritz AB	230,956
11,412		Investor AB	201,912
46,299		Nordea Bank AB	496,947
33,515	@	Skandinaviska Enskilda Banken AB	203,008
33,784		Skanska AB	495,778
3,228		SKF AB — B Shares	51,115
37,167		Svenska Cellulosa AB — B Shares	510,714
9,197		Svenska Handelsbanken AB	237,668
23,987		Swedish Match AB	492,300
4,208		Tele2 AB — B Shares	61,335
56,964		Telefonaktiebolaget LM Ericsson	595,151

			4,886,840

		Switzerland: 8.2%
2,651	@	ABB, Ltd.	49,312
14,852		Credit Suisse Group	793,946
8,942	@	Holcim, Ltd.	569,112
423		Julius Baer Group, Ltd.	15,924
423		Julius Baer Holding AG — Reg	5,161
31,081		Nestle SA	1,445,315
28,315		Novartis AG	1,474,480
9,411		Roche Holding AG — Genusschein	1,507,293
1,639		Swatch Group AG — BR	382,701
6,149		Swiss Reinsurance	250,391
1,855		Syngenta AG	439,229
2,570		Synthes, Inc.	304,882
35,267	@	UBS AG — Reg	588,068
49,707	@	Xstrata PLC	715,958
2,106		Zurich Financial Services AG	482,258

			9,024,030

		United Kingdom: 18.1%
5,625	@	Anglo American PLC	203,530
21,452		AstraZeneca PLC	963,014
4,755	@	Autonomy Corp. PLC	104,547
46,057		Aviva PLC	288,002
63,751		BAE Systems PLC	327,813
143,599	@	Barclays PLC	752,614
45,979		BG Group PLC	791,451
17,811		BHP Billiton PLC	479,917
176,390		BP PLC	1,652,823
34,763		British American Tobacco PLC	1,107,759
33,247		BT Group PLC	71,247
107,912		Cable & Wireless PLC	256,042
15,048		Compass Group PLC	95,435
55,311		Diageo PLC	900,909
10,240		Drax Group PLC	77,908
18,834		Experian Group, Ltd.	172,112
50,554		GlaxoSmithKline PLC	1,037,001
6,012		Group 4 Securicor PLC	24,855
200,075		HSBC Holdings PLC	2,210,851
20,364		ICAP PLC	135,344
3,683		Imperial Tobacco Group PLC	108,536
115,862		International Power PLC	481,023
11,849		Investec PLC	84,580
85,011		J Sainsbury PLC	458,774
23,415	@	Kazakhmys PLC	416,709
83,944		Kingfisher PLC	306,825
136,782	@	Lloyds TSB Group PLC	192,859
8,639		London Stock Exchange Group PLC	120,172
31,406		National Grid PLC	311,104
129,474	@	Old Mutual PLC	224,718
40,906		Pearson PLC	556,027
4,006		Petrofac, Ltd.	61,656
17,704		Prudential PLC	160,813
15,670		Reckitt Benckiser PLC	778,406
11,902	@	Rio Tinto PLC	526,186
68,639	@	Rolls-Royce Group PLC	506,201
4,118,340	@	Rolls-Royce Group PLC — C Shares	6,759
90,510		Royal & Sun Alliance Insurance Group	179,357
142,995	@	Royal Bank of Scotland Group PLC	97,548
18,172		Smith & Nephew PLC	160,638
27,392		Standard Chartered PLC	671,982
51,579		Standard Life PLC	183,868
19,936		Tesco PLC	132,927
569,522		Vodafone Group PLC	1,255,132
30,654		WPP PLC	274,718

			19,910,692

		Total Common Stock (Cost $100,517,610)	108,944,969

REAL ESTATE INVESTMENT TRUSTS: 0.8%

		Australia: 0.5%
79,151		CFS Retail Property Trust	136,004
32,609		Westfield Group	353,287

			489,291

		France: 0.3%
303		Gecina SA	32,234
1,475		Unibail	326,632

			358,866

		Total Real Estate Investment Trusts (Cost $642,235)	848,157

PREFERRED STOCK: 0.3%

		Germany: 0.3%
3,324		Porsche AG	250,060
1,829		RWE AG	143,388

		Total Preferred Stock (Cost $395,223)	393,448

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of October 31, 2009 (continued)

Shares			Value

RIGHTS: 0.0%

		Belgium: 0.0%
5,625	I,X	Fortis	$—

		Total Rights (Cost $—)	—

	Total Investments in Securities
	(Cost $101,555,068)*	100.2%	$110,186,574
	Other Assets and Liabilities - Net	(0.2)	(220,137)

	Net Assets	100.0%	$109,966,437

@	Non-income producing security
I	Illiquid security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $108,773,369.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,924,928
Gross Unrealized Depreciation	(11,511,723)

Net Unrealized Appreciation	$1,413,205

Percentage of
Industry	Net Assets

Advertising	0.4%
Aerospace/Defense	0.8
Agriculture	2.0
Airlines	0.4
Apparel	0.4
Auto Manufacturers	2.8
Auto Parts & Equipment	1.3
Banks	16.7
Beverages	2.2
Biotechnology	0.2
Building Materials	0.6
Chemicals	2.0
Commercial Services	1.3
Computers	0.2
Cosmetics/Personal Care	0.2
Distribution/Wholesale	2.3
Diversified	0.3
Diversified Financial Services	1.8
Electric	5.0
Electrical Components & Equipment	1.0
Electronics	1.7
Engineering & Construction	1.1
Entertainment	1.0
Food	4.2
Food Service	0.1
Forest Products & Paper	0.9
Gas	0.9
Healthcare — Products	0.7
Holding Companies — Diversified	1.0
Home Builders	0.1
Home Furnishings	0.7
Household Products/Wares	0.8
Insurance	4.5
Internet	0.1
Investment Companies	0.2
Iron/Steel	1.8
Machinery — Construction & Mining	0.7
Machinery — Diversified	0.5
Media	1.1
Metal Fabricate/Hardware	0.7
Mining	4.2
Miscellaneous Manufacturing	1.0
Office/Business Equipment	0.1
Oil & Gas	8.2
Oil & Gas Services	0.1
Pharmaceuticals	7.2
Real Estate	2.0
Retail	2.1
Semiconductors	0.5
Shipbuilding	0.2
Shopping Centers	0.5
Software	0.7
Telecommunications	7.2
Toys/Games/Hobbies	0.3
Transportation	1.2
Other Assets and Liabilities — Net	(0.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Index Plus International Equity Fund
as of October 31, 2009 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$9,174,890	$—	$9,174,890
Austria	—	923,475	—	923,475
Belgium	—	1,570,688	—	1,570,688
China	—	54,453	—	54,453
Denmark	—	1,055,984	—	1,055,984
Finland	—	1,086,222	—	1,086,222
France	—	9,134,297	—	9,134,297
Germany	—	7,999,735	—	7,999,735
Greece	—	730,107	—	730,107
Hong Kong	—	2,681,986	—	2,681,986
Italy	—	3,325,935	—	3,325,935
Japan	—	23,287,278	—	23,287,278
Kazakhstan	—	137,932	—	137,932
Luxembourg	—	736,994	—	736,994
Netherlands	—	4,696,905	—	4,696,905
Norway	—	791,501	—	791,501
Portugal	—	651,619	—	651,619
Singapore	—	949,817	—	949,817
Spain	—	6,133,589	—	6,133,589
Sweden	—	4,886,840	—	4,886,840
Switzerland	15,924	9,008,106	—	9,024,030
United Kingdom	—	19,910,692	—	19,910,692

Total Common Stock	15,924	108,929,045	—	108,944,969

Real Estate Investment Trusts	—	848,157	—	848,157
Preferred Stock	—	393,448	—	393,448
Rights	—	—	—	—

Total Investments, at value	$15,924	$110,170,650	$—	$110,186,574

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2009:

Change In
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance at					Discounts/	Realized	Appreciation/	Into	Out of	Balance
	10/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3’	Level 3	at 10/31/2009

Asset Table
Investments, at value
Rights	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

As of October 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $-.ˆˆ

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

ˆˆ	Amount is less than $1.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 98.3%

		Australia: 5.1%
56,914		BHP Billiton, Ltd.	$1,866,588
58,612		CSL, Ltd.	1,645,686
36,418		Rio Tinto, Ltd.	2,018,677

			5,530,951

		Belgium: 1.1%
25,571		Anheuser-Busch InBev NV	1,200,563

			1,200,563

		Brazil: 5.2%
93,245		Banco Itau Holding Financeira SA ADR	1,784,709
35,740		Petroleo Brasileiro SA ADR	1,651,903
86,715		Vale SA ADR	2,210,365

			5,646,977

		Canada: 6.5%
82,526		Cameco Corp.	2,245,532
99,733		Manulife Financial Corp.	1,854,036
30,774		Shoppers Drug Mart Corp.	1,222,655
53,700		Suncor Energy, Inc.	1,773,174

			7,095,397

		China: 7.9%
1,098,000	L	China Communications Construction Co., Ltd.	1,180,443
540,500		China Merchants Bank Co., Ltd.	1,382,784
1,663,000		Industrial and Commercial Bank of China, Ltd.	1,323,108
16,428	@,L	New Oriental Education & Technology Group ADR	1,147,332
990,000		PetroChina Co., Ltd.	1,191,248
134,800		Tencent Holdings, Ltd.	2,347,215

			8,572,130

		Denmark: 2.9%
19,625		Novo-Nordisk A/S	1,219,227
27,604	@	Vestas Wind Systems A/S	1,936,048

			3,155,275

		France: 8.4%
74,637		AXA SA	1,856,234
25,268		BNP Paribas	1,903,543
39,833		Electricite de France	2,220,115
18,501		Iliad SA	2,003,268
18,611		Total SA ADR	1,117,963

			9,101,123

		Germany: 5.5%
32,836		Adidas AG	1,520,324
19,619		Deutsche Boerse AG	1,588,995
26,425		SAP AG ADR	1,196,260
11,689		Wacker Chemie AG	1,679,393

			5,984,972

		Hong Kong: 5.9%
1,194,000		Agile Property Holdings, Ltd.	1,528,213
257,100		Esprit Holdings, Ltd.	1,711,500
328,000		Hang Lung Properties, Ltd.	1,239,568
456,000		Li & Fung, Ltd.	1,896,485

			6,375,766

		India: 2.8%
15,661		HDFC Bank, Ltd. ADR	1,732,263
27,280		Infosys Technologies, Ltd. ADR	1,254,880

			2,987,143

		Israel: 1.1%
24,076		Teva Pharmaceutical Industries, Ltd. ADR	1,215,356

			1,215,356

		Italy: 1.0%
38,482		Saipem S.p.A.	1,135,407

			1,135,407

		Japan: 10.0%
18,000		Fanuc, Ltd.	1,495,101
9,200		Fast Retailing Co., Ltd.	1,514,259
1,600		Jupiter Telecommunications Co.	1,462,459
74,000		NGK Insulators, Ltd.	1,659,818
19,600		Shin-Etsu Chemical Co., Ltd.	1,039,413
399		Sony Financial Holdings, Inc.	1,144,980
32,800		Toyota Motor Corp.	1,294,844
21,490		Yamada Denki Co., Ltd.	1,309,527

			10,920,401

		Luxembourg: 1.4%
24,670	@	Millicom International Cellular SA	1,545,822

			1,545,822

		Mexico: 1.1%
34,834	L	Wal-Mart de Mexico SA de CV ADR	1,212,572

			1,212,572

		Russia: 1.2%
56,143		OAO Gazprom ADR	1,346,425

			1,346,425

		South Africa: 1.0%
72,987		MTN Group, Ltd.	1,086,721

			1,086,721

		South Korea: 1.6%
5,533		Samsung Electronics Co., Ltd. GDR	1,691,841

			1,691,841

		Spain: 4.2%
94,854		Banco Santander SA	1,526,415
96,733	@	Banco Santander SA	17,083
52,960		Gamesa Corp. Tecnologica SA	967,738
72,267		Telefonica SA	2,018,164

			4,529,400

		Sweden: 1.1%
88,882		Atlas Copco AB — Class A	1,191,823

			1,191,823

		Switzerland: 7.8%
63,156		ABB, Ltd.	1,174,788
28,179		Credit Suisse Group	1,506,370
73,266	@,L	Logitech International SA	1,245,522
28,589		Nestle SA	1,329,433
26,203		Novartis AG	1,364,499
11,869		Roche Holding AG — Genusschein	1,900,974

			8,521,586

		United Kingdom: 15.5%
684,425		ARM Holdings PLC	1,662,646
109,657	@	Autonomy Corp. PLC	2,410,997
75,696		BG Group PLC	1,302,980
146,859		British Sky Broadcasting PLC	1,280,484
170,860		ICAP PLC	1,135,579
222,768		Prudential PLC	2,023,492
133,723		Smith & Nephew PLC	1,182,093
58,403		Standard Chartered PLC	1,432,746

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of October 31, 2009 (continued)

Shares			Value

		United Kingdom (continued)
251,988		Tesco PLC	$1,680,182
80,168		Vedanta Resources PLC	2,743,059

			16,854,258

		Total Common Stock (Cost $97,494,007)	106,901,909

EXCHANGE-TRADED FUNDS: 1.4%

		Developed Markets: 1.1%
21,879		iShares MSCI EAFE Index Fund	1,166,151

			1,166,151

		Emerging Markets: 0.3%
9,348	@	iShares MSCI Emerging Markets Index Fund	351,111

			351,111

		Total Exchange-Traded Funds (Cost $1,535,870)	1,517,262

		Total Long-Term Investments (Cost $99,029,877)	108,419,171

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.4%

		Securities Lending CollateralCC: 3.4%
$3,653,000	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$3,653,000
79,764		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)	63,811

		Total Short-Term Investments (Cost $3,732,764)	3,716,811

	Total Investments in Securities
	(Cost $102,762,641)*	103.1%	$112,135,982
	Other Assets and Liabilities - Net	(3.1)	(3,398,610)

	Net Assets	100.0%	$108,737,372

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
L	Loaned security, a portion or all of the security is on loan at October 31, 2009.

*	Cost for federal income tax purposes is $108,685,473.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,339,278
Gross Unrealized Depreciation	(7,888,769)

Net Unrealized Appreciation	$3,450,509

Percentage of
Industry	Net Assets

Apparel	1.4%
Auto Manufacturers	1.2
Banks	11.6
Beverages	1.1
Biotechnology	1.5
Chemicals	2.5
Commercial Services	1.1
Computers	2.3
Distribution/Wholesale	1.7
Diversified Financial Services	2.5
Electric	2.0
Electrical Components & Equipment	2.7
Electronics	1.5
Engineering & Construction	2.2
Food	2.8
Healthcare — Products	1.1
Insurance	6.3
Internet	4.0
Machinery — Construction & Mining	1.1
Machinery — Diversified	1.4
Media	2.5
Mining	10.2
Oil & Gas	7.7
Oil & Gas Services	1.0
Pharmaceuticals	5.2
Real Estate	2.6
Retail	6.4
Semiconductors	3.1
Software	3.3
Telecommunications	4.3
Other Long-Term Investments	1.4
Short-Term Investments	3.4
Other Assets and Liabilities — Net	(3.1)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Capital Appreciation Fund
as of October 31, 2009 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$5,530,951	$—	$5,530,951
Belgium	—	1,200,563	—	1,200,563
Brazil	3,862,268	1,784,709	—	5,646,977
Canada	7,095,397	—	—	7,095,397
China	1,147,332	7,424,798	—	8,572,130
Denmark	—	3,155,275	—	3,155,275
France	1,117,963	7,983,160	—	9,101,123
Germany	1,196,260	4,788,712	—	5,984,972
Hong Kong	—	6,375,766	—	6,375,766
India	2,987,143	—	—	2,987,143
Israel	1,215,356	—	—	1,215,356
Italy	—	1,135,407	—	1,135,407
Japan	—	10,920,401	—	10,920,401
Luxembourg	1,545,822	—	—	1,545,822
Mexico	1,212,572	—	—	1,212,572
Russia	—	1,346,425	—	1,346,425
South Africa	—	1,086,721	—	1,086,721
South Korea	1,691,841	—	—	1,691,841
Spain	17,083	4,512,317	—	4,529,400
Sweden	—	1,191,823	—	1,191,823
Switzerland	1,245,522	7,276,064	—	8,521,586
United Kingdom	—	16,854,258	—	16,854,258

Total Common Stock	24,334,559	82,567,350	—	106,901,909

Exchange-Traded Funds	1,517,262	—	—	1,517,262
Short-Term Investments	3,653,000	63,811	—	3,716,811

Total Investments, at value	$29,504,821	$82,631,161	$—	$112,135,982

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 48.8%

		Australia: 0.9%
618,000		Lend Lease Corp., Ltd.	$5,122,673

			5,122,673

		Austria: 0.4%
393,120	@	Immoeast Immobilien Anlagen AG	2,075,173

			2,075,173

		Brazil: 1.8%
514,800	@	BR Malls Participacoes SA	5,520,307
500,500		PDG Realty SA Empreendimentos e Participacoes	4,176,516

			9,696,823

		Canada: 0.2%
99,250	@	Brookfield Properties Co.	1,008,380

			1,008,380

		China: 0.4%
2,792,000		Kwg Property Holding, Ltd.	2,002,840

			2,002,840

		Finland: 0.0%
81,160	@	Sponda OYJ	290,803

			290,803

		Hong Kong: 22.5%
2,331,065		Cheung Kong Holdings, Ltd.	29,584,235
1,221,700		Great Eagle Holding Co.	3,222,702
930,700		Hang Lung Group, Ltd.	4,665,321
2,113,900		Hang Lung Properties, Ltd.	7,988,790
983,000		Henderson Land Development Co., Ltd.	6,949,505
1,660,600		Hongkong Land Holdings, Ltd.	7,839,047
1,338,000		Kerry Properties, Ltd.	7,460,350
2,575,000	@	New World China Land, Ltd.	1,023,095
3,401,500		Shui On Land, Ltd.	2,061,782
1,097,700		Sino Land Co.	2,087,791
2,485,500		Sun Hung Kai Properties, Ltd.	37,656,583
1,199,350		Wharf Holdings, Ltd.	6,480,228
1,192,000		Wheelock & Co., Ltd.	3,829,610

			120,849,039

		India: 0.1%
382,800		Unitech, Ltd. (Global Instrument, Issuer: Macquarie Group, Ltd.)	670,399

			670,399

		Japan: 13.0%
216,200		Aeon Mall Co., Ltd.	4,530,322
65,300		Daito Trust Construction Co., Ltd.	2,714,286
530,400	@	Daiwa House Industry Co., Ltd.	5,666,559
1,269,700		Mitsubishi Estate Co., Ltd.	19,178,710
1,412,077		Mitsui Fudosan Co., Ltd.	22,847,424
770,900		Sumitomo Realty & Development Co., Ltd.	14,617,347

			69,554,648

		Luxembourg: 0.4%
202,250		GAGFAH SA	1,923,633

			1,923,633

		Macau: 0.5%
2,271,200	@	Wynn Macau, Ltd.	2,921,714

			2,921,714

		Norway: 0.9%
2,422,700	@	Norwegian Property ASA	4,594,941

			4,594,941

		Philippines: 0.3%
6,727,200		Ayala Land, Inc.	1,454,579

			1,454,579

		Singapore: 2.1%
3,272,100		CapitaLand, Ltd.	9,488,712
223,000		City Developments, Ltd.	1,562,394

			11,051,106

		Sweden: 0.7%
285,047		Castellum AB	2,653,203
128,293		Hufvudstaden AB	1,010,207

			3,663,410

		Switzerland: 1.1%
18,380	@	PSP Swiss Property AG	1,031,402
92,490	@	Swiss Prime Site AG	5,091,191

			6,122,593

		Thailand: 0.2%
1,730,000	I	Central Pattana PCL	1,108,813

			1,108,813

		United Kingdom: 3.3%
512,070	@,I	Atrium European Real Estate, Ltd.	3,346,716
302,160	@	Grainger PLC	1,419,932
242,000		Helical Bar PLC	1,312,388
4,875,400	@,I	LXB Retail Properties PLC	8,181,812
1,324,970	I	Safestore Holdings, Ltd.	3,078,047
90,400	@,I	Yatra Capital, Ltd.	532,148

			17,871,043

		Total Common Stock (Cost $243,440,780)	261,982,610

REAL ESTATE INVESTMENT TRUSTS: 46.1%

		Australia: 15.4%
2,400,400		CFS Retail Property Trust	4,124,575
3,293,700		Challenger Diversified Property Group	1,394,601
1,548,100		Charter Hall Group	746,815
13,277,057		Dexus Property Group	9,380,455
11,366,100		GPT Group	5,800,463
14,814,522		Macquarie Goodman Group	7,943,671
4,344,317		Mirvac Group	5,688,082
4,020,100		Stockland	13,354,456
3,124,639	S	Westfield Group	33,852,461

			82,285,579

		Canada: 1.7%
99,700	@	Calloway Real Estate Investment Trust	1,629,034
62,500		Canadian Real Estate Investment Trust	1,475,787
193,700	@	Cominar Real Estate Investment Trust	3,227,587
166,400		RioCan Real Estate Investment Trust	2,820,365

			9,152,773

		France: 10.3%
9,738		Fonciere Des Regions	1,073,337
27,130		Gecina SA	2,886,135
20,290		ICADE	2,136,131
252,883		Klepierre	10,482,084
132,542		Mercialys	5,341,700
150,952		Unibail	33,427,641

			55,347,028

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of October 31, 2009 (continued)

Shares			Value

		Hong Kong: 1.0%
2,395,200		Link Real Estate Investment Trust	$5,393,974

			5,393,974

		Japan: 4.7%
460	@	Frontier Real Estate Investment Corp.	3,466,628
70	@	Japan Excellent, Inc.	328,591
318		Japan Logistics Fund, Inc.	2,416,239
473		Japan Real Estate Investment Corp.	3,774,123
169		Japan Retail Fund Investment Corp.	794,523
924		Kenedix Realty Investment Corp.	2,649,943
171		Nippon Accommodations Fund, Inc.	944,840
307		Nomura Real Estate Office Fund, Inc.	1,896,871
683		Orix JREIT, Inc.	3,128,326
524		Tokyu Real Estate Investment Trust, Inc.	2,633,722
66		Top REIT, Inc.	292,210
484	@	United Urban Investment Corp.	2,823,292

			25,149,308

		Netherlands: 2.0%
109,297		Corio NV	7,411,247
50,513	@,S	Eurocommercial Properties NV	2,188,341
15,980		Vastned Retail NV	1,065,659

			10,665,247

		Singapore: 1.5%
4,735,453		Ascendas Real Estate Investment Trust	6,155,075
1,786,483		CapitaMall Trust	2,006,715

			8,161,790

		United Kingdom: 9.5%
1,401,247		British Land Co. PLC	10,822,701
107,810		Derwent Valley Holdings PLC	2,196,028
1,116,428		Hammerson PLC	7,405,255
2,065,076		Hansteen Holdings PLC	2,990,047
1,720,681		Land Securities Group PLC	18,617,924
770,093		Liberty International PLC	5,684,587
371,924		Segro PLC	2,143,259
178,733		Shaftesbury PLC	1,101,029

			50,960,830

		Total Real Estate Investment Trusts (Cost $231,792,028)	247,116,529

MUTUAL FUNDS: 1.1%

		Australia: 0.7%
7,021,900	**	ING Office Fund	3,704,870

			3,704,870

		Luxembourg: 0.4%
336,414		Prologis European Properties	2,170,229

			2,170,229

		Total Mutual Funds (Cost $5,314,080)	5,875,099

RIGHTS: 0.0%

		Hong Kong: 0.0%
1,287,500		New World China Land, Ltd.	88,046

		Total Rights (Cost $-)	88,046

		Total Long-Term Investments (Cost $480,546,888)	515,062,284

SHORT-TERM INVESTMENTS: 2.7%

		Affiliated Mutual Fund: 2.7%
14,529,285		ING Institutional Prime Money Market Fund — Class I	14,529,285

		Total Short-Term Investments (Cost $14,529,285)	14,529,285

	Total Investments in Securities
	(Cost $495,076,173)*	98.7%	$529,591,569
	Other Assets and Liabilities - Net	1.3	7,137,202

	Net Assets	100.0%	$536,728,771

@	Non-income producing security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
**	Investment in affiliate

*	Cost for federal income tax purposes is $582,157,964.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$39,178,264
Gross Unrealized Depreciation	(91,744,659)

Net Unrealized Depreciation	$(52,566,395)

Percentage of
Industry	Net Assets

Apartments	0.2%
Closed-End Funds	0.4
Diversified	32.0
Engineering & Construction	0.1
Holding Companies — Diversified	1.2
Home Builders	1.1
Lodging	0.8
Office Property	2.6
Open-End Funds	0.7
Operations/Development	0.6
Real Estate	45.0
Shopping Centers	10.3
Storage/Warehousing	0.6
Warehouse/Industrial	0.4
Short-Term Investments	2.7
Other Assets and Liabilities — Net	1.3

Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Real Estate Fund
as of October 31, 2009 (continued)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$5,122,673	$—	$5,122,673
Austria	—	2,075,173	—	2,075,173
Brazil	9,696,823	—	—	9,696,823
Canada	1,008,380	—	—	1,008,380
China	—	2,002,840	—	2,002,840
Finland	—	290,803	—	290,803
Hong Kong	—	120,849,039	—	120,849,039
India	—	670,399	—	670,399
Japan	—	69,554,648	—	69,554,648
Luxembourg	—	1,923,633	—	1,923,633
Macau	2,921,714	—	—	2,921,714
Norway	—	4,594,941	—	4,594,941
Philippines	—	1,454,579	—	1,454,579
Singapore	—	11,051,106	—	11,051,106
Sweden	—	3,663,410	—	3,663,410
Switzerland	—	6,122,593	—	6,122,593
Thailand	—	1,108,813	—	1,108,813
United Kingdom	8,713,960	9,157,083	—	17,871,043

Total Common Stock	22,340,877	239,641,733	—	261,982,610

Real Estate Investment Trusts	9,152,773	237,963,756	—	247,116,529
Mutual Funds	—	5,875,099	—	5,875,099
Rights	88,046	—	—	88,046
Short-Term Investments	14,529,285	—	—	14,529,285

Total Investments, at value	$46,110,981	$483,480,588	$—	$529,591,569

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 95.6%

		Argentina: 0.1%
9,400	@,L	Grupo Financiero Galicia SA ADR	$54,520
16,886	@	Telecom Argentina SA ADR	285,373

			339,893

		Australia: 4.6%
68,400	@	Aditya Birla Minerals, Ltd.	76,656
24,253		AJ Lucas Group, Ltd.	93,515
269,094		Amcor, Ltd.	1,385,703
174,924		Ansell, Ltd.	1,616,255
139,123	@	Aquarius Platinum, Ltd.	596,619
980,702	@	Australian Worldwide Exploration, Ltd.	2,248,042
229,000	@	AWB, Ltd.	250,051
42,540		Bradken, Ltd.	233,957
26,098	@	Caltex Australia, Ltd.	236,621
119,510		Challenger Financial Services Group, Ltd.	393,001
229,426		Computershare, Ltd.	2,227,366
136,947		Crane Group, Ltd.	1,103,530
5,104	@	Eircom Holdings, Ltd.	2,359
3,031,116	@	Elders, Ltd.	497,123
689,000		Emeco Holdings, Ltd.	532,773
13,500		Energy Resources of Australia, Ltd.	278,807
17,482	@	Felix Resources, Ltd.	1,533
103,223		Goodman Fielder, Ltd.	148,069
494,609	@	Iluka Resources, Ltd.	1,532,314
457,316		John Fairfax Holdings, Ltd.	648,089
164,900	@	Kagara Zinc, Ltd.	145,337
49,400		Kingsgate Consolidated, Ltd.	333,216
28,348		MacArthur Coal, Ltd.	212,343
851,194		Macmahon Holdings, Ltd.	424,853
391,938	@	MEO Australia, Ltd.	193,802
24,800		New Hope Corp., Ltd.	92,492
253,351		NRW Holdings, Ltd.	363,998
111,936	@	Pan Pacific Petroleum NL	41,962
10,164	I,X	Programmed Maintenance Services, Ltd.	37,054
36,239		RCR Tomlinson, Ltd.	36,785
745,209		Sigma Pharmaceuticals, Ltd.	623,799
163,189		Sonic Healthcare, Ltd.	2,037,344
574,854	@	Transpacific Industries Group, Ltd.	768,567
65,405		UXC, Ltd.	50,043
40,014		Watpac, Ltd.	52,540

			19,516,518

		Austria: 1.8%
46,102		Andritz AG	2,538,823
29,000		Kapsch TrafficCom AG	1,019,619
624		Mayr Melnhof Karton AG	58,789
39,585		Oesterreichische Post AG	1,155,313
40,000	I	Rosenbauer International AG	1,546,697
24,300		Schoeller-Bleckmann Oilfield Equipment AG	1,132,690
7,444		Semperit AG Holding	262,323

			7,714,254

		Belgium: 1.8%
134,000	@	AGFA-Gevaert NV	807,181
11,000		Bekaert SA	1,414,689
3,008		Compagnie d’Entreprises CFE	171,236
73,066	@	Deceuninck Plastics	149,096
1,768		D’ieteren SA	640,917
19,000		EVS Broadcast Equipment SA	1,397,147
3,954		Ion Beam Applications	54,005
3,900		Mobistar SA	267,921
65,529	@	Nyrstar	763,838
53,500	@	Telenet Group Holding NV	1,425,950
20,594		Tessenderlo Chemie NV	754,535

			7,846,515

		Bermuda: 0.3%
435,982	@	Dockwise, Ltd.	641,344
848,000		Regal Hotels International Holdings, Ltd.	317,007
13,981	@	Signet Jewelers, Ltd.	353,015

			1,311,366

		Canada: 4.0%
10,800		AGF Management, Ltd.	160,895
107,972	@	Alamos Gold, Inc.	862,140
187,000	@	Alimentation Couche-Tard, Inc.	3,281,854
2,500	@	Bird Construction Income Fund	75,228
112,500	@	Capstone Mining Corp.	303,590
291,766	@	CGI Group, Inc. — Class A	3,564,648
74,561	@	Chemtrade Logistics Income Fund	650,484
150,400	@	Compton Petroleum Corp.	152,895
42,800	@	Consolidated Thompson Iron Mines, Ltd.	197,773
15,300	@	Corus Entertainment, Inc.	251,548
16,200	@	Cott Corp.	128,157
54,200		Dorel Industries, Inc.	1,454,116
22,700	@	Enerflex Systems Income Fund	298,946
28,300	@	Flint Energy Services, Ltd.	307,310
9,800	@	Garda World Security Corp.	85,225
8,900	@	Home Capital Group Inc.	300,217
11,400	@	Iamgold Corp.	151,185
15,400	@	Keyera Facilities Income Fund	282,368
5,100		Linamar Corp.	71,170
56,200	@	Mercator Minerals, Ltd.	126,730
6,800		Methanex Corp.	117,266
8,300		MI Developments, Inc.	127,820
14,946	@	Niko Resources, Ltd.	1,209,990
149,000	@	Northgate Minerals Corp.	381,433
209,243	@	OceanaGold Corp.	210,676
25,500	@	Pacific Rubiales Energy Corp.	310,369
12,000		Quebecor, Inc.	245,201
7,900		Russel Metals, Inc.	115,428
106,200	@	SEMAFO, Inc.	321,922
38,958	@	Sino-Forest Corp.	548,339
110,000	@	Western Canadian Coal Co.	284,645
20,600	@	Westjet Airlines, Ltd.	208,275
17,500		Westshore Terminals Income Fund	206,044

			16,993,887

		China: 0.9%
175,000		Beijing Jingkelong Co., Ltd.	129,695
1,561,000	@	Centron Telecom International Holdings, Ltd.	443,379
4,558,000	@	China Southern Airlines Co., Ltd.	1,325,795
496,000		China Zaino International, Ltd.	87,261
268,000		People’s Food Holdings, Ltd.	126,395
250,000		Qingling Motors Co., Ltd.	52,579
13,100	@	Shanda Games, Ltd. ADR	130,476
1,776,000		SinoCom Software Group, Ltd.	197,605
23,131	@	Sohucom, Inc.	1,286,084
567,000		SunVic Chemical Holdings, Ltd.	63,778

			3,843,047

		Cyprus: 0.0%
35,000		ProSafe SE	182,218

			182,218

		Denmark: 1.1%
21,840		East Asiatic Co., Ltd. A/S	789,028
16,500		H Lundbeck A/S	319,570
7,262	@	Royal Unibrew A/S	211,264

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2009 (continued)

Shares			Value

		Denmark (continued)
9,335	@	Sydbank A/S	$228,313
17,801	@	TK Development	83,982
10,000	@	Topdanmark A/S	1,441,886
24,000		TrygVesta A/S	1,729,326

			4,803,369

		Finland: 0.5%
47,000		Elisa OYJ	910,211
4,266		HKScan Oyj	55,322
20,975		Huhtamaki Oyj	283,513
47,438	@	M-Real OYJ	68,911
60,344		Oriola-KD OYJ	318,208
13,945		Tietoenator OYJ	278,508

			1,914,673

		France: 6.4%
70,000	@	Alten	1,756,104
4,573		April Group	171,495
6,299		Arkema	240,463
3,302		Boiron SA	136,036
8,814		Bonduelle S.C.A.	1,010,468
1,105	@	Bongrain SA	83,348
48,000		Bourbon SA	1,996,273
44,928	@	Bull SA	187,797
9,306	@	Club Mediterranee SA	188,780
3,500		CNP Assurances	338,214
2,661		Compagnie des Alpes	97,906
4,700		Compagnie Generale des Etablissements Michelin	348,162
51,824		Derichebourg	254,438
111,255		Groupe Eurotunnel SA	1,099,810
15,247		Groupe Steria SCA	455,500
190,547		Havas SA	724,219
34,000		Ipsen	1,732,355
30,000		IPSOS	918,527
11,200		Lagardere SCA	506,009
4,023	@	Maximiles	41,393
27,000	@	Meetic	790,494
9,500		Neopost SA	831,382
7,158		NetGem SA	32,999
2,322		Nexans SA	163,966
24,300		PagesJaunes Groupe SA	297,747
5,700		Publicis Groupe	216,586
96,978		Rallye SA	3,292,588
6,507	@	Recylex SA	83,569
13,380	@	Rhodia SA	197,155
14,363		Rubis	1,318,636
2,691		Sa des Ciments Vicat	223,265
20,000		Saft Groupe SA	1,038,420
7,808		Scor SA	198,720
6,188		SEB SA	344,413
24,300	@	SeLoger.com	851,029
2,900		Societe BIC SA	201,271
4,718		Sopra Group SA	337,953
32,000	@	Store Electronic	557,797
37,135		Sword Group	1,286,739
3,200		Technip SA	200,762
58,124	@	Valeo SA	1,577,825
6,800		Virbac SA	639,866
8,450		Zodiac SA	285,023

			27,255,502

		Germany: 6.7%
6,300		Adidas AG	291,693
85,000	@	Air Berlin PLC	429,555
28,000		Bauer AG	1,109,839
60,095		Bechtle AG	1,428,747
40,750		Bilfinger Berger AG	2,624,031
10,000	@	Centrotherm Photovoltaics AG	456,505
59,400		Demag Cranes AG	2,058,652
6,700	@	Dialog Semiconductor PLC	58,174
6,996		Duerr AG	149,887
6,253		Fresenius Medical Care AG & Co. KGaA	303,467
6,681		Gesco AG	369,600
35,000		GFK SE	1,107,283
72,164		Gildemeister AG	1,014,213
31,064		Grenkeleasing AG	1,202,979
6,950	@	Hannover Rueckversicheru — Reg	313,320
20,000	I	Hawesko Holding AG	559,003
113,644	@	Infineon Technologies AG	511,733
11,543	@	Kloeckner & Co. AG	253,086
5,341	@	Koenig & Bauer AG	91,780
6,700		Lanxess	210,034
127,915		Medion AG	1,341,327
28,300	@	Morphosys AG	741,534
116,008		MTU Aero Engines Holding AG	5,271,545
3,613		OHB Technology AG	46,340
15,000	@	Open Business Club AG	775,927
34,000		Rheinmetall AG	1,848,198
55,007	@	SFC Smart Fuel Cell AG	594,666
30,000		Symrise	543,923
261		Takkt AG	2,876
18,563		Tipp24 SE	756,134
70,120		Tognum AG	1,071,651
26,972	@	United Internet AG	351,187
55,000		Wirecard AG	715,484
1,364		Wuestenrot & Wuerttembergische	30,914

			28,635,287

		Greece: 0.3%
97,186		Aegean Airlines SA	594,964
60,000	@	Jumbo SA	750,191

			1,345,155

		Hong Kong: 5.0%
11,242,000	@	Beijing Enterprises Water Group, Ltd.	2,741,527
26,620	@	CDC Corp. — Class A	62,025
5,848,000		Champion Technology Holdings, Ltd.	193,656
128,000		China Everbright, Ltd.	301,746
319,000	@	China Insurance International Holdings Co., Ltd.	1,124,302
740,660	I,X	China Resources Gas Group, Ltd.	716,749
856,000	@	China Sci-Tech Holdings, Ltd.	26,373
4,687,000		Citic 1616 Holdings, Ltd.	1,548,530
189,000		Citic Pacific, Ltd.	487,073
46,000		Coslight Technology International Group, Ltd.	91,397
604,800	@	Dah Sing Banking Group, Ltd.	838,523
45,600	@	DAH Sing Financial	260,060
492,000		Dickson Concepts International, Ltd.	227,720
1,076,000	@	DMX Technologies Group, Ltd.	332,991
324,000	@	Dynamic Energy Holdings, Ltd.	28,569
316,000		First Pacific Co.	186,606
3,395,000	@	Genesis Energy Holdings, Ltd.	96,722
5,605,840	@	Global Green Tech Group, Ltd.	238,709
603,000		Goldlion Holdings, Ltd.	153,369
100,000	@	Hkr International, Ltd.	42,181
176,000		Hung Hing Printing Group, Ltd.	53,433
543,000		Hutchison Telecommunications Hong Kong Holdings Ltd	93,503
4,520,000		Inspur International, Ltd.	646,923
106,000	@	Jinhui Holdings, Ltd.	32,348
366,000	@	Johnson Electric Holdings, Ltd.	160,750
118,500		Kerry Properties, Ltd.	660,726
3,680,000		Lai Fung Holdings, Ltd.	122,329
654,000	@	Lee & Man Paper Manufacturing, Ltd.	1,289,768
750,000		Luk Fook Holdings International, Ltd.	434,599

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2009 (continued)

Shares			Value

		Hong Kong (continued)
164,500		MTR Corp.	$582,626
12,300	@	Nam Tai Electronics, Inc.	68,265
492,000	@	Next Media, Ltd.	62,592
136,000		Noble Group, Ltd.	248,547
38,282	@	OM Holdings, Ltd.	59,158
2,855,000		Polytec Asset Holdings, Ltd.	483,748
200,508	@	RCG Holdings, Ltd./Hong Kong	266,937
2,806,000		SIM Technology Group, Ltd.	460,096
9,858,000		Sinolink Worldwide Holdings	1,891,064
4,010,000		Skyworth Digital Holdings, Ltd.	2,262,362
316,000	@	Strong Petrochemical Holdings, Ltd.	74,207
1,671,000		Techtronic Industries Co.	1,342,307
300,000		Texwinca Holdings, Ltd.	254,538

			21,249,654

		Hungary: 0.1%
3,775		EGIS PLC	397,965

			397,965

		India: 1.7%
216,321		Allahabad Bank	544,924
100,638		Apollo Tyres, Ltd.	101,620
180,536		Bank of Baroda	1,936,223
105,910		Bank of Maharashtra	95,961
147,774		Canara Bank	1,061,702
169,896		Central Bank Of India	475,580
12,618	@	Chennai Petroleum Corp., Ltd.	56,349
83,741		Dena Bank	104,679
23,498		Indian Bank	77,191
90,126		Oriental Bank of Commerce	456,079
92,932		Punjab National Bank, Ltd.	1,669,397
342,628		UCO Bank	362,794
35,927		Union Bank of India	198,243
326,715		Vijaya Bank	301,547

			7,442,289

		Indonesia: 0.0%
81,500		Gudang Garam Tbk PT	119,889

			119,889

		Ireland: 0.6%
83,400	@	DCC PLC	2,186,998
37,233		Irish Life & Permanent PLC	269,535
23,900		Smurfit Kappa Group PLC	186,186

			2,642,719

		Israel: 0.2%
182,823	@	Bank Hapoalim BM	667,441
54,000	@	Oridion Systems, Ltd.	354,108

			1,021,549

		Italy: 2.8%
47,700		ACEA S.p.A.	558,002
107,788	@	Amplifon S.p.A.	418,791
172,254	@	AS Roma S.p.A.	197,094
20,760		Autostrada Torino-Milano S.p.A.	261,899
190,000		Azimut Holding S.p.A.	2,292,415
27,100		Banca Popolare di Milano Scrl	201,634
80,000		Buzzi Unicem S.p.A. RNC	788,658
369,000	@	CIR-Compagnie Industriali Riunite S.p.A.	830,284
19,635	@	Danieli & Co. S.p.A.	493,007
2,179	@	Engineering Ingegneria Informatica S.p.A.	78,709
39,115		Esprinet S.p.A.	391,931
54,720		Impregilo S.p.A.	186,872
103,889	@	Indesit Co. S.p.A.	1,177,521
98,071		Maire Tecnimont S.p.A.	406,320
208,450	@	Natuzzi S.p.A. ADR	662,871
8,306	@	Permasteelisa S.p.A.	157,583
152,452		Piaggio & C S.p.A.	387,454
6,897	@	Prima Industrie S.p.A.	92,233
29,300		Prysmian S.p.A.	515,181
53,064		Recordati S.p.A.	411,681
731,518	@	Seat Pagine Gialle S.p.A.	207,363
12,999		Societa Iniziative Autostradali e Servizi S.p.A.	115,068
31,880	@	Sorin S.p.A.	58,040
150,000		Zignago Vetro S.p.A.	870,825

			11,761,436

		Japan: 20.7%
58,000	@	Adores, Inc.	120,840
5,900	@	Aeon Fantasy Co., Ltd.	77,989
70,700		Aica Kogyo Co., Ltd.	676,372
63,000	@	Aichi Machine Industry Co., Ltd.	186,158
295,200	@	Allied Telesis Holdings KK	154,636
11,400		Aloka Co., Ltd.	91,084
5,000	@	Alpen Co., Ltd.	92,168
2,900		Arakawa Chemical Industries, Ltd.	35,855
3,900		Arc Land Sakamoto Co., Ltd.	47,672
104,400		Arcs Co., Ltd.	1,533,691
18,800	@	Argo Graphics, Inc.	209,877
94,726	@	Arrk Corp.	77,435
7,900	@	ASKUL Corp.	155,122
11,400		BML, Inc.	306,060
69,000	@	Calsonic Kansei Corp.	186,588
11,300	@	Cawachi, Ltd.	234,445
57,000		Central Glass Co., Ltd.	229,588
6,700		Century Leasing System, Inc.	74,846
956,000	@	Chori Co., Ltd.	1,106,795
6,500		Chubu Steel Plate Co., Ltd.	41,779
67,000		Chuetsu Pulp & Paper Co., Ltd.	132,470
39,000		Chugai Ro Co., Ltd.	109,476
201,000		Chugoku Marine Paints, Ltd.	1,409,777
11,600		Circle K Sunkus Co., Ltd.	159,236
17,400		COMSYS Holdings Corp.	171,969
8,800	@	Cosmos Pharmaceutical Corp.	226,432
192,000	@	Daido Steel Co., Ltd.	653,489
73,000	@	Daihatsu Diesel Manufacturing Co., Ltd.	317,657
78,000		Daiichi Jitsugyo Co., Ltd.	224,415
26,900		Daiichikosho Co., Ltd.	311,856
15,000	@	Daikyo, Inc.	37,178
14,400		Daimei Telecom Engineering Corp.	121,262
235,000		Daiwa Industries, Ltd.	1,225,915
12,600		DC Co., Ltd.	38,961
5,900	@	Don Quijote Co., Ltd.	157,676
9,000		Doutor Nichires Holdings Co., Ltd.	130,256
129,000	@	Dowa Holdings Co., Ltd.	753,140
31,591		DTS Corp.	271,516
252		eAccess, Ltd.	176,744
25,300		EDION Corp.	204,341
12,000		Excel Co., Ltd.	143,424
44,100		Exedy Corp.	906,783
1,216		Faith, Inc.	144,855
126		Fields Corp.	168,451
63,900		Fuji Machine Manufacturing Co., Ltd.	843,254
9,500		Fuji Seal International, Inc.	192,056
54,727		Fuji Soft, Inc.	946,681
139,100		Fujikura Kasei Co., Ltd.	718,640
27,000		Fujikura, Ltd.	130,183
2,400		Fujimori Kogyo Co., Ltd.	34,178
92		Fujishoji Co., Ltd.	120,168
6,800		Fujitsu Frontech, Ltd.	56,877
2,200		Fukuda Denshi Co., Ltd.	57,332
20,100		Furuno Electric Co., Ltd.	100,853
5,000		Fuyo General Lease Co., Ltd.	110,479
61		Gendai Agency, Inc.	72,477

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2009 (continued)

Shares			Value

		Japan (continued)
45,800		Glory, Ltd.	$1,007,784
5,050		Goldcrest Co., Ltd.	153,292
10,700		Hakuto Co., Ltd.	95,966
4,100		Hibiya Engineering, Ltd.	35,136
17,000		Higo Bank, Ltd.	100,634
62,100		HIS Co., Ltd.	1,334,678
50,000		Hisaka Works, Ltd.	523,190
5,500		Hitachi Capital Corp.	69,875
4,000		Hitachi Medical Corp.	38,566
1,100		Hogy Medical Co., Ltd.	59,127
20,580	@	Honeys Co., Ltd.	138,657
22,200		Hosiden Corp.	268,840
11,500		Hudson Soft Co., Ltd.	56,870
11,700		Icom, Inc.	282,537
724	@,L	IDU Co.	68,332
5,400		Iida Home Max	96,994
1,500	@	Inaba Denki Sangyo Co., Ltd.	35,576
111,709		Inabata & Co., Ltd.	423,286
125,900		Ines Corp.	948,642
4,800		Information Services International-Dentsu, Ltd.	30,394
1,700		Itochu-Shokuhin Co., Ltd.	57,882
699,000	@	JFE Shoji Holdings, Inc.	2,529,091
51,000	@,I	Jidosha Buhin Kogyo Co., Ltd.	80,619
24,000		JMS Co., Ltd.	105,043
75,600		JSP Corp.	722,794
21,000		Kagawa Bank, Ltd.	75,750
39,000		Kaken Pharmaceutical Co., Ltd.	352,897
1,863,000	@	Kanematsu Corp.	1,531,683
5,100		Kanematsu Electronics, Ltd.	45,936
66,094		Kanto Auto Works, Ltd.	628,222
20,500		Kato Sangyo Co., Ltd.	353,804
339	@	Kenedix, Inc.	128,832
1,500		Kita-Nippon Bank, Ltd.	45,225
69,400		Kuroda Electric Co., Ltd.	1,003,275
28,100	@	Kyoden Co., Ltd.	38,698
36,000		Kyodo Printing Co., Ltd.	103,389
436,000		Kyodo Shiryo Co., Ltd.	597,818
95,000		Kyokuyo Co., Ltd.	191,860
3,000		Kyorin Co., Ltd.	47,980
53,000		Kyowa Exeo Corp.	485,421
27,400	@	Leopalace21 Corp.	148,263
47,900		Lintec Corp.	848,141
5,100		Marubun Corp.	26,912
132,000		Marudai Food Co., Ltd.	435,399
5,000	@	Megachips Corp.	82,798
11,700		Megane TOP Co., Ltd.	201,543
19,200		Mikuni Coca-Cola Bottling Co., Ltd.	161,866
87,027	@	Mimasu Semiconductor Industry Co., Ltd.	1,129,888
4,400		Ministop Co., Ltd.	61,499
7,500		Miraca Holdings, Inc.	242,552
61,000	@	Mitsubishi Steel Manufacturing Co., Ltd.	119,452
41,500		Miura Co., Ltd.	1,158,934
71,700		Modec, Inc.	1,424,740
499		Money Partners Co., Ltd.	227,767
17,000		Morinaga Milk Industry Co., Ltd.	79,318
58,350		Moshi Moshi Hotline, Inc.	1,060,202
107,600		Musashi Seimitsu Industry Co., Ltd.	2,232,696
159,000		Nabtesco Corp.	1,830,567
4,000		Nagase & Co., Ltd.	48,652
61,183		Namura Shipbuilding Co., Ltd.	354,256
5,557		NEC Fielding, Ltd.	81,819
1,200		NEC Mobiling, Ltd.	32,697
76,400		NEC Networks & System Integration Corp.	928,296
228		Net One systems Co., Ltd.	298,899
51,500		Nichi-iko Pharmaceutical Co., Ltd.	1,531,981
83,000		Nidec Copal Corp.	1,244,401
77,500		Nifco, Inc.	1,586,014
38,000		Nihon Parkerizing Co., Ltd.	450,514
135,000		Nippo Corp.	1,041,431
86,000	@	Nippon Light Metal Co., Ltd.	75,708
57,786		Nippon Road Co., Ltd.	123,527
105,000		Nippon Shinyaku Co., Ltd.	1,452,309
103,000	@	Nippon Steel Trading Co., Ltd.	175,058
317,000		Nippon Thompson Co., Ltd.	1,662,597
49,400	@	NIS Group Co., Ltd.	20,410
552,000		Nishimatsu Construction Co., Ltd.	839,382
82,700		Nishimatsuya Chain Co., Ltd.	828,272
114,000	@	Nishi-Nippon City Bank, Ltd.	282,016
7,600	@	Nisshin Fudosan Co	40,749
38,000		Nisshin Oillio Group, Ltd.	200,244
105,000		Nitta Corp.	1,532,028
199,000		Nittetsu Mining Co., Ltd.	1,065,981
6,300		Nojima Corp.	59,718
9,010		Obic Co., Ltd.	1,523,485
44,700		Okabe Co., Ltd.	158,410
4,170		Okinawa Electric Power Co., Inc.	224,587
133		Pacific Golf Group International Holdings KK	91,229
314		Pilot Corp.	366,675
3,310		Point, Inc.	195,660
116,000		Prima Meat Packers, Ltd.	134,209
1,200		Raito Kogyo Co., Ltd.	2,390
12,100		Right On Co., Ltd.	102,768
2,800	@	Riso Kagaku Corp.	32,538
42	@	Sammy NetWorks Co., Ltd.	110,568
16,000		San-In Godo Bank, Ltd.	139,124
85,000		Sanki Engineering Co., Ltd.	624,304
10,500	@	Sanoyas Hishino Meisho Corp.	36,388
52,354		Sanshin Electronics Co., Ltd.	412,431
48		Sanyo Housing Nagoya Co., Ltd.	43,939
1,900		Sawai Pharmaceutical Co., Ltd.	108,049
13,000	@	Seika Corp.	30,021
16,000		Seino Holdings Co., Ltd.	118,397
419		Seven Bank, Ltd.	1,023,588
42,600	@	Shinko Plantech Co., Ltd.	435,297
338,000		Shinmaywa Industries, Ltd.	1,218,131
191,000	@	Shinsei Bank, Ltd.	249,175
243,000	@	Shinsho Corp.	402,502
55,500		Siix Corp.	609,127
73		So-net Entertainment Corp.	159,294
59,306	@	Sorun Corp.	299,835
7,600	@	Studio Alice Co., Ltd.	77,404
101,500		Sumida Corp.	671,079
230,000		Sumikin Bussan Corp.	503,437
3,100		Sumisho Computer Systems Corp.	49,090
53,500		Sumitomo Densetsu Co., Ltd.	279,417
32,400		Tachi-S Co., Ltd.	259,030
142,000		Taihei Kogyo Co., Ltd.	458,128
25,882		Taiho Kogyo Co., Ltd.	192,514
77,734		Taikisha, Ltd.	980,980
201,000		Takasago International Corp.	1,049,900
87,000	@	TBK Co., Ltd.	146,021
26,518		TKC Corp.	535,057
327,000		Toa Corp.	343,842
138,000		TOA Road Corp.	198,390
48,000		Toagosei Co., Ltd.	167,910
6,500		TOC Co., Ltd.	30,485
59,000		Toho Gas Co., Ltd.	305,957
341,000		Tokai Tokyo Financial Holdings	1,105,145
151,000		Tokyo Tekko Co., Ltd.	491,921
31,800	@	Tokyo Tomin Bank, Ltd.	463,606
248,000	@,L	Tonichi Carlife Group, Inc.	258,215
334,782	@	Topy Industries, Ltd.	649,800
96	@	Tosei Corp.	30,398
8,000		Totetsu Kogyo Co., Ltd.	46,970
3,800		Towa Pharmaceutical Co., Ltd.	184,788
223,800		Toyo Kohan Co., Ltd.	1,084,698

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2009 (continued)

Shares			Value

		Japan (continued)
185,179	@	Toyo Securities Co., Ltd.	$364,692
89,900		Trusco Nakayama Corp.	1,400,718
22,400		Tsumura & Co.	770,816
26,400	@	Tsuruha Holdings, Inc.	1,028,972
41,000		Tsutsumi Jewelry Co., Ltd.	965,084
125,000		Uchida Yoko Co., Ltd.	375,544
26,800		Union Tool Co.	781,571
45,334		Unipres Corp.	627,354
244,588	@	Usen Corp.	222,685
7,500	@	VITAL KSK HOLDINGS, Inc.	44,802
12,500	@	Warabeya Nichiyo Co., Ltd.	152,887
8,800		Waseda Academy Co., Ltd.	68,052
11,900		Watabe Wedding Corp.	153,682
45		Wowow, Inc.	88,481
247,300		Yamazen Corp.	802,133
10,000		Yokohama Reito Co., Ltd.	66,973
11,500	@	Yonekyu Corp.	116,784
10,200		Yorozu Corp.	122,131
1,049,000	@	Yuasa Trading Co., Ltd.	983,438
7,000		Yurtec Corp.	44,171
9,600		Yusen Air & Sea Service Co., Ltd.	128,582
44,000	@	Zeon Corp.	200,012

			88,469,415

		Kazakhstan: 0.1%
17,600		Eurasian Natural Resources Corp.	239,503

			239,503

		Luxembourg: 0.3%
841,970		Regus PLC	1,406,333

			1,406,333

		Malaysia: 0.5%
61,316		EON Capital Bhd	100,146
114,800		Hong Leong Bank BHD	251,029
26,900		Hong Leong Financial Group BHD	48,666
471,000		Kulim Malaysia BHD	1,012,858
1,142,300	@	Lion Industries Corp. Bhd	467,100
367,300		Telekom Malaysia BHD	322,794

			2,202,593

		Mexico: 0.2%
159,705	@	Grupo Simec SAB de CV	391,166
160,702	@	Industrias CH SA — Series B	489,272

			880,438

		Netherlands: 3.4%
18,356		Accell Group	894,427
11,500	@	Asm International NV	233,007
11,042		Binck NV	218,443
1,911		Brunel International	53,942
17,274		CSM	456,624
44,300	@	Draka Holding	825,749
27,418		Exact Holding NV	755,924
29,700		Fugro NV	1,654,247
12,331		Grontmij	339,430
2,265	@	Heijmans NV	40,351
41,500		Imtech NV	1,054,904
125,309	@	James Hardie Industries NV	794,200
2,560		KAS Bank NV	52,632
300,905		OCE NV	1,902,766
56,300		SBM Offshore NV	1,078,174
21,415	@	Smartrac NV	367,053
42,192	@	SNS Reaal	298,222
3,635	@	Teleplan International NV	9,190
104,900		Ten Cate NV	2,455,789
28,907	@	Unit 4 Agresso NV	686,918
88,573		Wavin NV	182,739

			14,354,731

		New Zealand: 0.6%
110,977		Fisher & Paykel Healthcare Corp.	245,898
381,045		Fletcher Building, Ltd.	2,250,852

			2,496,750

		Norway: 0.6%
29,200		Acergy SA	364,732
127,950	@	Norske Skogindustrier ASA	212,443
400,000	@	Pronova BioPharma AS	1,240,812
11,400	@	Subsea 7, Inc.	159,826
14,900		Tandberg ASA	398,626
25,400	@	TGS Nopec Geophysical Co. ASA	385,203

			2,761,642

		Pakistan: 0.1%
1,100,563	@	Bank Alfalah, Ltd.	178,545
165,800		Nishat Mills, Ltd.	120,036
601,500		Pakistan Telecommunication Co., Ltd.	135,951

			434,532

		Peru: 0.0%
26,900		Hochschild Mining PLC	120,864

			120,864

		Poland: 0.0%
30,476	@	Netia SA	44,360

			44,360

		Singapore: 2.3%
1,464,000	#	ARA Asset Management, Ltd.	866,983
97,000		Chemoil Energy, Ltd.	52,138
52,494		China Yuchai International, Ltd.	561,686
64,000		CSE Global, Ltd.	36,115
889,000	@	Goodpack, Ltd.	803,355
205,000		Hiap Seng Engineering, Ltd.	95,403
205,000		Hong Leong Asia, Ltd.	299,784
29,000		Jardine Cycle & Carriage, Ltd.	476,244
383,000	@	K1 Ventures, Ltd.	45,965
609,000		Keppel Land, Ltd.	1,211,341
1,223,000	@	LC Development, Ltd.	164,444
4,152,000		Macquarie International Infrastructure Fund, Ltd.	1,202,811
216,000		Meiban Group, Ltd.	46,894
583,000	@	Olam International, Ltd.	1,119,124
101,000	@	OSIM International, Ltd.	31,101
225,000		SembCorp Industries, Ltd.	530,127
89,000		SembCorp Marine, Ltd.	217,084
674,000	@	Singapore Airport Terminal Services, Ltd.	1,177,852
112,000		Straits Asia Resources, Ltd.	143,169
50,000		Super Coffeemix Manufacturing, Ltd.	24,931
613,000	@	Wing Tai Holdings, Ltd.	717,603

			9,824,154

		South Korea: 1.7%
11,010		Chong Kun Dang Pharm Corp.	201,680
8,860		Daegu Bank	117,554
24,720		Daou Technology, Inc.	153,172
28,140		Doosan Engineering & Construction Co., Ltd.	172,291
87,620		Doosan Infracore Co., Ltd.	1,246,790
16,800		Halla Climate Control Corp.	163,330
31,760		Hanil E-Wha Co., Ltd.	98,504
679		Hite Brewery Co., Ltd.	92,390
1,025		Humax Co., Ltd.	12,570
4,575	@,I,X	Humax Co., Ltd.	49,752
17,400		Hyundai DSF Co., Ltd.	117,679

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2009 (continued)

Shares			Value

		South Korea (continued)
13,270		Hyundai Marine & Fire Insurance Co., Ltd.	$245,096
12,700	@	Industrial Bank of Korea	153,856
7,830		INTOPS Co., Ltd.	112,871
3,619		KIWOOM Securities Co., Ltd.	135,114
1,656		Kyeryong Construction Industrial Co., Ltd.	30,849
8,530		LG Dacom Corp.	134,709
17,040		LIG Non-Life Insurance Co., Ltd.	349,090
151		Namyang Dairy Products Co., Ltd.	68,772
23,950		Pusan Bank	271,570
14,425		Samsung SDI Co., Ltd.	1,646,797
41,577		SeAH Steel Corp.	1,183,238
14,320		Sebang Co., Ltd.	163,483
7,120		Sejong Industrial Co., Ltd.	35,495
5,040		Woongjin Thinkbig Co., Ltd.	94,824
1,358		Yuhan Corp.	219,394

			7,270,870

		Spain: 1.7%
9,760	@	Baron de Ley	473,532
8,663		Bolsas y Mercados Espanoles	288,799
2,680		Construcciones y Auxiliar de Ferrocarriles SA	1,320,658
8,712	@	Corporacion Financiera Alba SA	454,726
59,500		Enagas	1,223,869
8,700		Grupo Catalana Occidente SA	210,796
7,500		Indra Sistemas SA	176,377
59,200		Laboratorios Farmaceuticos Rovi SA	668,997
12,346		Obrascon Huarte Lain SA	328,036
4,022	L	Pescanova SA	139,835
35,800		Red Electrica de Espana	1,849,061

			7,134,686

		Sweden: 1.5%
10,611	@	Billerud Aktiebolag	58,787
123,762	@	Bure Equity AB	632,037
6,633		Cardo AB	178,858
27,938	@,I,X	D Carnegie AB	—
7,671		Industrivarden AB	83,412
1,204		Mekonomen AB	23,256
170,242		NCC AB	2,571,891
30,000		Saab AB	393,872
110,000		Swedish Match AB	2,257,600

			6,199,713

		Switzerland: 6.6%
4,240	@	Actelion, Ltd. — Reg	233,721
4,500		Adecco SA	201,080
545	@	AFG Arbonia-Forster Holding	11,632
6,385		Baloise Holding AG	546,696
40,000	@	Bank Sarasin & Compagnie AG	1,592,731
5,700		Banque Cantonale Vaudoise	2,147,018
4,900		Bellevue Group AG	199,245
8,000		BKW FMB Energie AG	658,069
5,102	@	Bobst Group AG	188,796
7,300		Bucher Industries AG	766,958
1,995	@	Charles Voegele Holding AG	78,678
170,529	@	Clariant AG	1,630,319
1,701		Coltene Holding AG	86,986
2,751		Compagnie Financiere Tradition (CFT)	341,166
23,604	@	Dufry Group	1,490,985
4,809	@	Forbo Holding AG	1,358,868
1,125		Galenica AG	387,638
60,000	@	Gategroup Holding AG	1,579,101
900		Gurit Holding AG	496,576
3,661		Helvetia Holding AG	1,167,290
108,000		Julius Baer Holding AG — Reg	1,317,609
2,975		Kuoni Reisen Holding	1,008,437
5,610		Lonza Group AG	436,243
14,949	@	Micronas Semiconductor Hold	53,086
85,500		Mobilezone Holding AG	656,731
10,690	@,I	Newave Energy Holding SA	431,897
10,100		Partners Group	1,238,761
6,700	@	PSP Swiss Property AG	375,974
16,000		Schweizerhall Holding AG	2,625,728
760		Sika AG	1,030,339
21,800	@	Temenos Group AG — Reg	497,554
12,002		Valora Holding AG	2,861,580
176		Vetropack Holding AG	282,607
3,337		VZ Holding AG	256,968

			28,237,067

		Taiwan: 1.3%
351,750		AcBel Polytech, Inc.	240,403
93,000		AmTRAN Technology Co., Ltd.	88,388
87,000	@	Arima Communications Corp.	31,641
310,480		Asia Vital Components Co., Ltd.	322,197
17,000		Audix Corp.	10,295
16,000		China Steel Structure Co., Ltd.	11,274
70,000		Feng TAY Enterprise Co., Ltd.	57,811
773,000		Gigabyte Technology Co., Ltd.	655,654
410,649		Hai Kwang Enterprise Corp.	225,967
29,480	@	Ho Tung Chemical Corp.	13,364
259,000		Hung Poo Real Estate Development Corp.	373,719
221,550		Inventec Appliances Corp.	214,157
751,300		Inventec Co., Ltd.	415,615
62,000		King Yuan Electronics Co., Ltd.	23,930
126,480		Lingsen Precision Industries, Ltd.	43,792
249,240		LITE-ON IT Corp.	194,210
33,000	@	Long Bon International Co., Ltd.	11,565
59,801		Macronix International	30,313
95,000	@	Mercuries & Associates, Ltd.	39,938
800,000	@	Sampo Corp.	125,786
616,000		Sigurd Microelectronics Corp.	308,237
2,070		Sinon Corp.	820
75,000	@	Supreme Electronics Co., Ltd.	49,632
521,000	@	Taishin Financial Holdings Co., Ltd.	203,893
181,000		Taiwan Acceptance Corp.	169,871
178,000	@	Taiwan Life Insurance Co., Ltd.	159,188
1,842,000	@	Tatung Co., Ltd.	405,688
34,000	I,X	Tsann Kuen Enterprise Co., Ltd.	28,017
29,000		Ttet Union Corp.	32,922
376,170		TYC Brother Industrial Co., Ltd.	228,176
477,000		Universal Scientific Industrial Co., Ltd.	235,334
324,000	@	WUS Printed Circuit Co., Ltd.	102,349
1,375,000		Yageo Corp.	378,963
71,000		Yosun Industrial Corp.	63,808
242,000		Zenitron Corp.	146,867

			5,643,784

		Thailand: 0.5%
205,700		Kiatnakin Bank PLC	154,361
3,302,900		Krung Thai Bank PCL	861,066
978,500		Siam City Bank PCL	686,946
507,600		Thanachart Capital PCL	296,244

			1,998,617

		Turkey: 0.2%
422,771	@	Aksa Akrilik Kimya Sanayii	455,276
28,916		Goodyear Lastikleri TAS	220,744

			676,020

		United Arab Emirates: 0.1%
68,151		Lamprell PLC	226,267

			226,267

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2009 (continued)

Shares			Value

		United Kingdom: 13.6%
60,000		A.G.BARR PLC	$817,194
109,891	@	Afren PLC	156,056
150,000		Albemarle & Bond Holdings	592,979
45,000	@	Amec PLC	592,672
56,400		Amlin PLC	326,452
160,000	@	Anglo Pacific Group PLC	542,549
26,483		Anite PLC	15,098
63,399		Ashmore Group PLC	283,288
238,984		Ashtead Group PLC	314,372
38,800		Atkins WS PLC	358,857
40,000		Aveva Group PLC	582,599
237,180	@	Avocet Mining PLC	302,916
150,231		Babcock International Group	1,491,455
63,401	@	Barratt Developments PLC	139,975
634,200		Beazley PLC	1,112,849
200,000	@	Bodycote PLC	534,381
700,000		Booker Group PLC	511,595
118,812	@	BowLeven PLC	169,416
108,425		Britvic PLC	620,030
50,000		BSS Group PLC	218,021
70,000		Burberry Group PLC	617,305
175,262	@	Cape PLC	718,633
200,148	@	Capital & Regional PLC	111,195
100,000		Carillion PLC	481,738
132,045		Chloride Group PLC	348,622
2,979		Clarkson PLC	40,306
172,464		Close Brothers Group PLC	1,983,230
88,473		Computacenter PLC	409,906
34,735	@	Cookson Group PLC	207,270
21,962		Cranswick PLC	252,317
140,098	@	CSR PLC	1,022,581
65,000		Daily Mail & General Trust	422,894
217,605		Dairy Crest Group PLC	1,426,457
44,079		Davis Service Group PLC	302,023
163,474	@	Debenhams PLC	208,412
80,000		Dechra Pharmaceuticals PLC	602,080
182,920		Delta PLC	500,920
322,913		Devro PLC	637,188
398,512		Dimension Data Holdings PLC	463,343
57,500		Drax Group PLC	437,473
601,538		DS Smith PLC	1,148,841
307,932		eaga PLC	734,482
5,000		Education Development International PLC	10,167
1,000,000		Elementis PLC	1,040,619
54,310	@	Ferrexpo PLC	132,216
44,638		Fiberweb PLC	43,187
20,000		Fidessa Group PLC	392,111
21,990		Forth Ports PLC	398,128
878,624		Future PLC	294,542
108,493	@	GKN PLC	190,050
97,054	@	Grainger PLC	456,083
127,102		Greggs PLC	897,300
150,000		Halma PLC	559,748
110,014		Hamworthy KSE	458,622
7,389		Hays PLC	11,837
157,605		Healthcare Locums PLC	670,837
13,500		Homeserve PLC	357,278
68,171		Hunting PLC	585,567
80,000		IG Group Holdings PLC	395,583
59,400		IMI PLC	418,963
1,408,698	@	Inchcape PLC	675,643
441,097	@	Intec Telecom Systems PLC	790,035
50,300		International Personal Finance	169,000
159,041		Interserve PLC	607,005
254,293		Investec PLC	1,835,563
225,000		ITE Group PLC	447,283
115,000		John Wood Group PLC	602,421
155,877	@	Johnston Press PLC	71,916
58,000		Keller Group PLC	678,632
32,000		Kier Group PLC	505,150
235,000		Liontrust Asset Management PLC	503,056
428,244		LogicaCMG PLC	811,875
408,321		Mcbride PLC	1,490,115
72,668		Michael Page International PLC	382,959
110,000		Millennium & Copthorne Hotels PLC	608,023
84,300	@	Misys PLC	285,377
224,306		Mitie Group	877,512
32,614		Mondi PLC	180,020
17,054		Morgan Sindall PLC	157,724
30,473		National Express Group PLC	162,095
19,604	@	Next PLC	575,129
109,752		Northern Foods PLC	113,566
32,392		Northgate PLC	116,347
57,634		Oxford Instruments PLC	229,859
40,263	@	Pace PLC	145,803
22,040		Petrofac, Ltd.	339,216
28,055	@	Premier Oil PLC	540,911
40,000	@	Provident Financial PLC	610,196
220,000		PV Crystalox Solar PLC	235,376
91,545	@	Rank Group PLC	132,875
160,000		Ricardo PLC	625,960
36,800		Rightmove PLC	317,469
110,000		RM PLC	263,414
25,000		Rotork PLC	465,188
18,044		RPC Group PLC	76,184
70,000	@	SDL PLC	463,495
111,162		Senior PLC	111,344
26,300		Severfield-Rowen PLC	71,114
336,231	@	Shanks Group PLC	473,702
210,265		SIG PLC	409,185
80,133		Smiths News PLC	159,897
33,533		Spice PLC	43,755
618,155	@	Sportingbet PLC	668,975
56,300		Sports Direct International PLC	89,887
18,043		St. James’s Place PLC	77,066
220,000		Stagecoach Group PLC	521,050
70,766	@	Sthree PLC	291,502
37,114		Synergy Health PLC	368,884
93,223		Tate & Lyle PLC	686,291
159,292	@	Taylor Woodrow PLC	96,572
41,635	@	Tenon Group PLC	40,719
115,634	@	Topps Tiles PLC	155,865
147,276		Tullett Prebon PLC	874,077
30,000		Ultra Electronics Holdings	647,552
75,000		United Business Media, Ltd.	567,506
45,000		Victrex PLC	560,111
70,000		Vitec Group PLC	436,015
55,000		VT Group PLC	489,590
65,000		Wellstream Holdings PLC	544,438
40,800	@	Wetherspoon (J.D.) PLC	307,519
160,754		WH Smith PLC	1,325,779
256,881		William Hill PLC	705,352

			57,888,947

		United States: 0.7%
58,100	@	Golden Star Resources, Ltd.	180,950
202,300		Virgin Media, Inc.	2,826,131

			3,007,081

		Total Common Stock (Cost $384,070,648)	407,855,552

REAL ESTATE INVESTMENT TRUSTS: 0.6%

		Australia: 0.4%
33,073		Babcock & Brown Japan Property Trust	12,828
800,272		Centro Retail Trust	115,599
1,072,721		Mirvac Group	1,404,530

			1,532,957

		France: 0.0%
1,736		ICADE	182,766

			182,766

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2009 (continued)

Shares			Value

		Greece: 0.1%
45,000		Eurobank Properties Real Estate Investment Co.	$566,103

			566,103

		Japan: 0.0%
76	@	Crescendo Investment Corp.	118,703

			118,703

		Netherlands: 0.0%
2,754		Vastned Offices	47,746

			47,746

		Singapore: 0.1%
58,000		K-Real Estate Investment Trust Asia	42,533
230,000		Suntec Real Estate Investment Trust	195,643

			238,176

		Total Real Estate Investment Trusts (Cost $2,194,569)	2,686,451

MUTUAL FUNDS: 0.0%

		Australia: 0.0%
232,345	**	ING Industrial Fund	104,965

		Total Mutual Funds (Cost $130,868)	104,965

PREFERRED STOCK: 0.6%

		Brazil: 0.1%
43,300	@	Confab Industrial SA	127,324

			127,324

		Germany: 0.5%
32,076		Draegerwerk AG	1,153,563
829		Hornbach Holding AG	80,959
6,956		Hugo Boss AG	259,278
31,256		Jungheinrich AG	581,308
13,512		ProSieben SAT.1 Media AG	140,659

			2,215,767

		Total Preferred Stock (Cost $2,754,777)	2,343,091

RIGHTS: 0.0%

		Australia: 0.0%
232,345	**	ING Industrial Fund	12,732
2,139		Programmed Maintenance Services Ltd.	652

			13,384

		Hong Kong: 0.0%
63,200		First Pacific Co.	10,030

			10,030

		Total Rights (Cost $-)	23,414

		Total Long-Term Investments (Cost $389,150,862)	413,013,473

SHORT-TERM INVESTMENTS: 0.9%

		Affiliated Mutual Fund: 0.9%
3,763,854		ING Institutional Prime Money Market Fund — Class I	3,763,854

		Total Mutual Fund (Cost $3,763,854)	3,763,854

Principal
Amount			Value

		Securities Lending CollateralCC: 0.0%
$211,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$211,000
79,696		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	63,757

		Total Securities Lending Collateral (Cost $290,696)	274,757

		Total Short-Term Investments (Cost $4,054,550)	4,038,611

	Total Investments in Securities
	(Cost $393,205,412)*	97.7%	$417,052,084
	Other Assets and Liabilities - Net	2.3	9,729,352

	Net Assets	100.0%	$426,781,607

@	Non-income producing security
ADR	American Depositary Receipt
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at October 31, 2009.
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $398,669,400.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$63,339,316
Gross Unrealized Depreciation	(44,956,632)

Net Unrealized Appreciation	$18,382,684

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2009 (continued)

Percentage of
Industry	Net Assets

Advertising	0.7%
Aerospace/Defense	1.7
Agriculture	0.9
Airlines	0.6
Apartments	0.0
Apparel	0.3
Auto Manufacturers	0.8
Auto Parts & Equipment	2.4
Banks	4.5
Beverages	0.7
Biotechnology	0.2
Building Materials	2.1
Chemicals	2.9
Coal	0.2
Commercial Services	2.8
Computers	4.3
Distribution/Wholesale	2.6
Diversified	0.4
Diversified Financial Services	4.3
Electric	0.8
Electrical Components & Equipment	1.4
Electronics	2.5
Energy — Alternate Sources	0.3
Engineering & Construction	4.7
Entertainment	0.7
Environmental Control	1.1
Food	2.6
Food Service	0.0
Forest Products & Paper	0.9
Gas	0.9
Hand/Machine Tools	0.7
Healthcare — Products	0.6
Healthcare — Services	0.7
Holding Companies — Diversified	0.8
Home Builders	0.1
Home Furnishings	1.5
Household Products/Wares	0.5
Insurance	2.2
Internet	1.4
Investment Companies	0.5
Iron/Steel	1.4
Leisure Time	1.0
Lodging	0.2
Machinery — Construction & Mining	0.7
Machinery — Diversified	4.3
Media	1.1
Metal Fabricate/Hardware	1.6
Mining	2.2
Miscellaneous Manufacturing	2.4
Mutual Funds	0.0
Office Property	0.2
Office/Business Equipment	0.7
Oil & Gas	1.7
Oil & Gas Services	2.7
Open-End Funds	0.0
Packaging & Containers	0.8
Pharmaceuticals	3.6
Pipelines	0.0
Real Estate	2.0
Retail	5.8
Semiconductors	1.0
Shipbuilding	0.1
Shopping Centers	0.0
Software	1.5
Storage/Warehousing	0.0
Telecommunications	2.4
Textiles	0.1
Transportation	1.8
Trucking & Leasing	0.2
Venture Capital	0.0
Short-Term Investments	0.9
Other Assets and Liabilities — Net	2.3

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Argentina	$339,893	$—	$—	$339,893
Australia	51,576	19,464,942	—	19,516,518
Austria	—	7,714,254	—	7,714,254
Belgium	—	7,846,515	—	7,846,515
Bermuda	—	1,311,366	—	1,311,366
Canada	16,783,211	210,676	—	16,993,887
China	1,469,139	2,373,908	—	3,843,047
Cyprus	—	182,218	—	182,218
Denmark	—	4,803,369	—	4,803,369
Finland	—	1,914,673	—	1,914,673
France	—	27,255,502	—	27,255,502
Germany	834,101	27,801,186	—	28,635,287
Greece	—	1,345,155	—	1,345,155
Hong Kong	3,206,084	17,326,821	716,749	21,249,654
Hungary	—	397,965	—	397,965
India	—	7,442,289	—	7,442,289
Indonesia	—	119,889	—	119,889
Ireland	—	2,642,719	—	2,642,719
Israel	—	1,021,549	—	1,021,549
Italy	859,965	10,901,471	—	11,761,436
Japan	—	88,469,415	—	88,469,415
Kazakhstan	—	239,503	—	239,503
Luxembourg	—	1,406,333	—	1,406,333
Malaysia	—	2,202,593	—	2,202,593
Mexico	880,438	—	—	880,438
Netherlands	—	14,354,731	—	14,354,731
New Zealand	—	2,496,750	—	2,496,750
Norway	—	2,761,642	—	2,761,642
Pakistan	434,532	—	—	434,532
Peru	—	120,864	—	120,864
Poland	—	44,360	—	44,360
Singapore	1,428,669	8,395,485	—	9,824,154
South Korea	231,964	7,038,906	—	7,270,870
Spain	—	7,134,686	—	7,134,686
Sweden	—	6,199,713	—	6,199,713
Switzerland	2,492,800	25,744,267	—	28,237,067
Taiwan	—	5,615,767	28,017	5,643,784
Thailand	—	1,998,617	—	1,998,617
Turkey	—	676,020	—	676,020
United Arab Emirates	—	226,267	—	226,267
United Kingdom	558,360	57,330,587	—	57,888,947
United States	3,007,081	—	—	3,007,081

Total Common Stock	32,577,813	374,532,973	744,766	407,855,552

Real Estate Investment Trusts	—	2,686,451	—	2,686,451
Mutual Funds	—	104,965	—	104,965
Preferred Stock	127,324	2,215,767	—	2,343,091
Rights	—	23,414	—	23,414
Short-Term Investments	3,974,854	63,757	—	4,038,611

Total Investments, at value	$36,679,991	$379,627,327	$744,766	$417,052,084

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International SmallCap Multi-Manager Fund
as of October 31, 2009 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2009:

								Change In
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance
	at 10/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	at 10/31/2009

Asset Table
Investments, at value
Common Stock	$191,561	$68,403	$—	$—	$(216,198)	$—	$29,002	$(72,768)	$744,766	$—	$744,766

Total Investments, at value	$191,561	$68,403	$—	$—	$(216,198)	$—	$29,002	$(72,768)	$744,766	$—	$744,766

As of October 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $211,688.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 97.3%

		Australia: 0.6%
230,500	@,L	Macquarie Group, Ltd.	$10,094,917

			10,094,917

		Bermuda: 0.9%
534,534	@	Tyco Electronics, Ltd.	11,358,848
241,800	@	XL Capital, Ltd.	3,967,938

			15,326,786

		Brazil: 2.6%
482,500		Banco do Brasil SA	7,726,683
781,371	@	Centrais Eletricas Brasileiras SA ADR — Class A	11,204,860
1,940,186	L	Contax Participacoes SA ADR	4,132,596
406,754		Tele Norte Leste Participacoes SA ADR	7,752,731
220,358	@	Tim Participacoes SA ADR	5,198,245
287,471	@,L	Vivo Participacoes SA ADR	6,971,172

			42,986,287

		Canada: 4.0%
4,732,500	@	Bombardier, Inc. — Class B	19,200,291
199,800		EnCana Corp.	11,078,970
321,800	@	GoldCorp, Inc.	11,832,586
390,300		Suncor Energy, Inc.	12,887,706
1,104,500		Yamana Gold, Inc.	11,762,925

			66,762,478

		France: 13.8%
350,742	@,L	Air France-KLM	5,377,528
4,703,620	@	Alcatel SA	17,614,780
488,800		AXA SA	12,156,533
158,232		AXA SA ADR	3,924,154
246,100		BNP Paribas	18,539,730
904,560		Carrefour SA	38,826,131
987,800		Credit Agricole SA	18,921,462
856,335		France Telecom SA	21,218,912
262,516		Lafarge SA	21,308,366
1,514,928	@	Natixis	8,510,167
605,983		Sanofi-Aventis	44,419,835
350,504	@	Total SA	20,974,253

			231,791,851

		Germany: 7.3%
197,200		Allianz AG	22,603,808
337,200		Bayerische Motoren Werke AG	16,495,263
79,500	L	Deutsche Bank AG	5,694,585
394,000		Deutsche Post AG	6,665,452
2,333,119		Deutsche Telekom AG	31,882,967
227,200		MAN AG	18,709,156
227,945		Siemens AG	20,598,678

			122,649,909

		Greece: 0.8%
373,900	@	National Bank of Greece SA	13,669,908

			13,669,908

		Hong Kong: 0.9%
1,152,800	L	China Unicom, Ltd. ADR	14,582,920

			14,582,920

		Hungary: 0.6%
383,300	@	OTP Bank Nyrt	10,778,200

			10,778,200

		Italy: 3.6%
2,186,582	@	Intesa Sanpaolo S.p.A.	9,202,186
6,744,585		Telecom Italia S.p.A.	10,714,670
20,598,316		Telecom Italia S.p.A. RNC	22,668,181
5,090,000		UniCredito Italiano S.p.A.	17,052,545

			59,637,582

		Japan: 22.2%
701,000		Akita Bank, Ltd.	2,736,326
307,400		Astellas Pharma, Inc.	11,319,654
484,100		Canon, Inc. ADR	18,231,206
902,000		Dai Nippon Printing Co., Ltd.	11,301,516
575,836		Daiichi Sankyo Co., Ltd.	11,249,398
804,600		Fuji Photo Film Co., Ltd.	22,874,198
2,026,700	@	Hitachi, Ltd.	6,543,922
844,000		Kirin Brewery Co., Ltd.	13,776,683
336,300		Konami Corp.	6,118,710
3,115,900		Mitsubishi UFJ Financial Group, Inc.	16,596,541
3,480,000	@	Mitsui Chemicals, Inc.	11,951,449
657,800		Mitsui Sumitomo Insurance Group Holdings, Inc.	15,312,294
2,743,000	@	Mitsui Trust Holdings, Inc.	10,017,231
6,614,700	@	Mizuho Financial Group, Inc.	13,047,047
6,080,000	@	NEC Corp.	17,281,480
518,600		Nippon Telegraph & Telephone Corp.	21,398,669
416,000		Ono Pharmaceutical Co., Ltd.	19,750,737
81,300		ORIX Corp.	5,251,559
209,800		Rohm Co., Ltd.	13,913,293
1,194,400		Seven & I Holdings Co., Ltd.	26,148,106
1,542,700		Sony Corp.	45,554,089
258,800		Sumitomo Mitsui Financial Group, Inc.	8,796,643
270,000		Taisho Pharmaceutical Co., Ltd.	4,921,241
874,700	L	Takefuji Corp.	3,273,259
145,800		TDK Corp.	8,382,893
548,500		Tokio Marine Holdings, Inc.	14,025,355
312,300		Toyota Motor Corp.	12,328,652

			372,102,151

		Mexico: 1.0%
864,465	@	Telefonos de Mexico SA de CV ADR	14,358,764
249,620	@	Telmex Internacional SAB de CV ADR	3,359,885

			17,718,649

		Netherlands: 6.4%
2,855,747	@	Aegon NV	20,297,036
195,200		Akzo Nobel NV	11,525,456
1,464,612		Koninklijke Ahold NV	18,448,509
822,900	@	Royal Dutch Shell PLC — Class A	24,295,012
326,103		Royal KPN NV	5,915,092
511,879	@	SNS Reaal	3,618,075
434,100		Unilever NV	13,375,936
429,333		Wolters Kluwer NV	9,571,177

			107,046,293

		New Zealand: 0.5%
4,260,475		Telecom Corp. of New Zealand, Ltd.	7,693,394

			7,693,394

		Norway: 1.3%
2,182,300	@	Norsk Hydro ASA	14,302,725
205,400		Yara International ASA	6,789,923

			21,092,648

		Portugal: 1.6%
2,383,176		Portugal Telecom SGPS SA	27,240,904

			27,240,904

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of October 31, 2009 (continued)

Shares			Value

		Russia: 1.5%
233,400		Mobile Telesystems Finance SA ADR	$10,573,020
1,853,100	@,L	OAO Rosneft Oil Co. GDR	14,090,650

			24,663,670

		Singapore: 0.7%
983,000		United Overseas Bank, Ltd.	11,783,084

			11,783,084

		South Korea: 1.9%
322,410	@	Korea Electric Power Corp.	9,135,819
368,410		KT Corp. ADR	5,912,981
260,300	@	Shinhan Financial Group, Ltd.	9,876,030
51,085		SK Telecom Co., Ltd.	7,780,169

			32,704,999

		Spain: 1.5%
1,223,000		Iberdrola SA	11,078,638
484,602	@	Telefonica SA	13,533,233

			24,611,871

		Sweden: 1.8%
907,500	L	Skanska AB	13,317,496
1,605,060		Telefonaktiebolaget LM Ericsson	16,769,406

			30,086,902

		Switzerland: 5.7%
1,431,300		STMicroelectronics NV	11,486,533
413,810		Swiss Reinsurance	16,850,590
39,000		Swisscom AG	14,075,801
1,278,100	@	UBS AG — Reg	21,311,989
928,300	@	Xstrata PLC	13,370,823
82,803		Zurich Financial Services AG	18,961,273

			96,057,009

		Taiwan: 1.1%
3,801,100		Asustek Computer, Inc.	6,981,310
2,795,350		HON HAI Precision Industry Co., Ltd.	10,948,905

			17,930,215

		United Kingdom: 15.0%
500,550		AstraZeneca PLC	22,470,485
5,253,391	@	Barclays PLC	27,533,454
408,387	@	BP PLC ADR	23,122,872
934,700		British Sky Broadcasting PLC	8,149,776
2,044,480		GlaxoSmithKline PLC	41,937,867
953,893		HSBC Holdings PLC	10,540,637
679,181		Imperial Tobacco Group PLC	20,015,060
2,116,500		International Power PLC	8,787,044
9,912,826	@	ITV PLC	6,932,958
2,924,900		Kingfisher PLC	10,690,860
4,117,351		Marks & Spencer Group PLC	23,060,740
6,389,172	@	Royal Bank of Scotland Group PLC	4,358,561
7,349,200		Vodafone Group PLC	16,196,417
3,684,731		WM Morrison Supermarkets PLC	16,887,872
198,968	@	Wolseley PLC	4,024,733
668,600		WPP PLC	5,991,935

			250,701,271

		Total Common Stock (Cost $1,755,034,277)	1,629,713,898

SHORT-TERM INVESTMENTS: 6.2%

		Affiliated Mutual Fund: 3.4%
56,070,000		ING Institutional Prime Money Market Fund — Class I	56,070,000

		Total Mutual Fund (Cost $56,070,000)	56,070,000

Principal
Amount			Value

		Securities Lending CollateralCC: 2.8%
$46,485,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$46,485,000
1,202,292		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	961,834

		Total Securities Lending Collateral (Cost $47,687,292)	47,446,834

		Total Short-Term Investments (Cost $103,757,292)	103,516,834

	Total Investments in Securities
	(Cost $1,858,791,569)*	103.5%	$1,733,230,732
	Other Assets and Liabilities - Net	(3.5)	(59,313,430)

	Net Assets	100.0%	$1,673,917,302

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
L	Loaned security, a portion or all of the security is on loan at October 31, 2009.

*	Cost for federal income tax purposes is $1,874,520,908.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$201,183,608
Gross Unrealized Depreciation	(342,473,784)

Net Unrealized Depreciation	$(141,290,176)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Fund
as of October 31, 2009 (continued)

Percentage of
Industry	Net Assets

Agriculture	1.2%
Airlines	0.3
Auto Manufacturers	1.7
Banks	14.4
Beverages	0.8
Building Materials	1.3
Chemicals	1.8
Commercial Services	0.9
Computers	0.9
Distribution/Wholesale	0.2
Diversified Financial Services	1.7
Electric	2.4
Electrical Components & Equipment	0.4
Electronics	2.4
Engineering & Construction	0.8
Food	5.2
Home Furnishings	2.7
Insurance	7.7
Machinery — Diversified	1.1
Media	1.8
Mining	3.1
Miscellaneous Manufacturing	3.7
Office/Business Equipment	1.1
Oil & Gas	6.4
Pharmaceuticals	9.3
Retail	3.6
Semiconductors	1.5
Software	0.4
Telecommunications	18.1
Transportation	0.4
Short-Term Investments	6.2
Other Assets and Liabilities — Net	(3.5)

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$10,094,917	$—	$10,094,917
Bermuda	15,326,786	—	—	15,326,786
Brazil	42,986,287	—	—	42,986,287
Canada	66,762,478	—	—	66,762,478
France	3,924,154	227,867,697	—	231,791,851
Germany	5,694,585	116,955,324	—	122,649,909
Greece	—	13,669,908	—	13,669,908
Hong Kong	14,582,920	—	—	14,582,920
Hungary	—	10,778,200	—	10,778,200
Italy	—	59,637,582	—	59,637,582
Japan	18,231,206	353,870,945	—	372,102,151
Mexico	17,718,649	—	—	17,718,649
Netherlands	—	107,046,293	—	107,046,293
New Zealand	—	7,693,394	—	7,693,394
Norway	—	21,092,648	—	21,092,648
Portugal	—	27,240,904	—	27,240,904
Russia	10,573,020	14,090,650	—	24,663,670
Singapore	—	11,783,084	—	11,783,084
South Korea	5,912,981	26,792,018	—	32,704,999
Spain	—	24,611,871	—	24,611,871
Sweden	—	30,086,902	—	30,086,902
Switzerland	—	96,057,009	—	96,057,009
Taiwan	—	17,930,215	—	17,930,215
United Kingdom	23,122,872	227,578,399	—	250,701,271

Total Common Stock	224,835,938	1,404,877,960	—	1,629,713,898

Short-Term Investments	102,555,000	961,834	—	103,516,834

Total Investments, at value	$327,390,938	$1,405,839,794	$—	$1,733,230,732

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Choice Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 93.4%

		Australia: 2.9%
429,986	@	Alumina, Ltd.	$630,999
27,952		Newcrest Mining, Ltd.	803,471

			1,434,470

		Belgium: 1.9%
25,273		Belgacom SA	946,567

			946,567

		Bermuda: 1.0%
17,365		Axis Capital Holdings, Ltd.	501,675

			501,675

		Brazil: 1.7%
45	@	Centrais Eletricas Brasileiras SA	641
46,350	@	Centrais Eletricas Brasileiras SA ADR — Class B	590,036
44,699	@	Empresa Brasileira de Aeronautica SA	227,859

			818,536

		Canada: 10.7%
49,250	@	Barrick Gold Corp.	1,769,553
27,942	@	Ivanhoe Mines, Ltd.	300,935
69,597	@	Kinross Gold Corp.	1,293,112
23,621	@	Magna International, Inc.	936,100
44,546	@	Nexen, Inc.	956,403

			5,256,103

		Finland: 1.3%
49,386		Nokia OYJ ADR	622,757

			622,757

		France: 10.9%
170,148	@	Alcatel SA	637,194
700		Areva SA	367,893
23,452		Carrefour SA	1,006,622
19,417		Sanofi-Aventis	1,423,307
6,416		Societe Generale	426,149
7,390		Technip SA	463,634
21,801		Thales SA	1,056,313

			5,381,112

		Germany: 1.9%
10,428		Siemens AG	942,346

			942,346

		Italy: 3.5%
34,228		ERG S.p.A.	505,213
1,090,036		Telecom Italia S.p.A. RNC	1,199,571

			1,704,784

		Japan: 31.3%
73,400		Coca-Cola West Holdings Co., Ltd.	1,363,437
104,000		Dai Nippon Printing Co., Ltd.	1,303,057
39,600		Fuji Photo Film Co., Ltd.	1,125,799
48,500		JS Group Corp.	791,545
20,000		Kao Corp.	445,477
28,500		Mabuchi Motor Co., Ltd.	1,363,797
35,600		Mitsui Sumitomo Insurance Group Holdings, Inc.	828,698
1,900		Nintendo Co., Ltd.	476,567
64,973		Nippon Telegraph & Telephone Corp. ADR	1,334,545
14,200		Rohm Co., Ltd.	941,701
47,900		Sega Sammy Holdings, Inc.	680,105
78,000		Sekisui House, Ltd.	674,523
48,000		Seven & I Holdings Co., Ltd.	1,050,828
65,600		Shiseido Co., Ltd.	1,197,669
109,000		Sumitomo Trust & Banking Co., Ltd.	567,889
23,600		Toyo Seikan Kaisha, Ltd.	396,477
70,000		Wacoal Holdings Corp.	847,099

			15,389,213

		Netherlands: 5.3%
10,851	@	Gemalto NV	456,040
22,967	@	Royal Dutch Shell PLC ADR — Class B	1,335,761
36,761		Wolters Kluwer NV	819,518

			2,611,319

		South Africa: 5.0%
30,007		Anglogold Ashanti, Ltd. ADR	1,126,463
69,224		Gold Fields, Ltd.	885,654
19,678		Impala Platinum Holdings, Ltd.	432,985

			2,445,102

		South Korea: 4.9%
62,889	@	Korea Electric Power Corp. ADR	872,899
91,840		SK Telecom Co., Ltd. ADR	1,534,648

			2,407,547

		Switzerland: 4.3%
31,681		Novartis AG	1,649,761
29,393	@	UBS AG — Reg	487,630

			2,137,391

		United Kingdom: 6.8%
21,684	@	BP PLC ADR	1,227,748
58,069	@	Rexam PLC	262,949
84,438		United Utilities Group PLC	608,748
554,224		Vodafone Group PLC	1,221,418

			3,320,863

		Total Common Stock (Cost $48,483,184)	45,919,785

PREFERRED STOCK: 1.9%

		United States: 1.9%
1,246	P	Lucent Technologies Capital Trust I	915,810

		Total Preferred Stock (Cost $406,350)	915,810

		Total Long-Term Investments (Cost $48,889,534)	46,835,595

SHORT-TERM INVESTMENTS: 3.4%

		Affiliated Mutual Fund: 3.4%
1,670,572		ING Institutional Prime Money Market Fund — Class I	1,670,572

		Total Short-Term Investments (Cost $1,670,572)	1,670,572

	Total Investments in Securities
	(Cost $50,560,106)*	98.7%	$48,506,167
	Other Assets and Liabilities - Net	1.3	641,927

	Net Assets	100.0%	$49,148,094

@	Non-income producing security
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.

*	Cost for federal income tax purposes is $51,955,469.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,638,371
Gross Unrealized Depreciation	(8,087,673)

Net Unrealized Depreciation	$(3,449,302)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING International Value Choice Fund
as of October 31, 2009 (continued)

Percentage of
Industry	Net Assets

Aerospace/Defense	2.6%
Apparel	1.7
Auto Parts & Equipment	1.9
Banks	3.0
Beverages	2.8
Building Materials	1.6
Commercial Services	2.7
Computers	0.9
Cosmetics/Personal Care	3.3
Electric	3.0
Electronics	2.8
Energy — Alternate Sources	0.8
Food	2.0
Home Builders	1.4
Insurance	2.7
Leisure Time	1.4
Media	1.7
Mining	14.7
Miscellaneous Manufacturing	4.2
Oil & Gas	8.2
Oil & Gas Services	0.9
Packaging & Containers	1.3
Pharmaceuticals	6.3
Retail	2.1
Semiconductors	1.9
Telecommunications	17.2
Toys/Games/Hobbies	1.0
Water	1.2
Short-Term Investments	3.4
Other Assets and Liabilities — Net	1.3

Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Australia	$—	$1,434,470	$—	$1,434,470
Belgium	—	946,567	—	946,567
Bermuda	501,675	—	—	501,675
Brazil	818,536	—	—	818,536
Canada	5,256,103	—	—	5,256,103
Finland	622,757	—	—	622,757
France	—	5,381,112	—	5,381,112
Germany	—	942,346	—	942,346
Italy	—	1,704,784	—	1,704,784
Japan	1,334,545	14,054,668	—	15,389,213
Netherlands	1,335,761	1,275,558	—	2,611,319
South Africa	1,126,463	1,318,639	—	2,445,102
South Korea	2,407,547	—	—	2,407,547
Switzerland	487,630	1,649,761	—	2,137,391
United Kingdom	1,227,748	2,093,115	—	3,320,863

Total Common Stock	15,118,765	30,801,020	—	45,919,785

Preferred Stock	—	915,810	—	915,810
Short-Term Investments	1,670,572	—	—	1,670,572

Total Investments, at value	$16,789,337	$31,716,830	$—	$48,506,167

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Russia Fund
as of October 31, 2009

Shares			Value

COMMON STOCK: 95.6%

		Airlines: 0.7%
1,800,000	I	Aeroflot — Russian International Airlines	$2,610,000

			2,610,000

		Banks: 14.0%
1,709,000	I	Bank St. Petersburg BRD — Class S	4,892,365
21,315,421		Sberbank RF	47,231,861

			52,124,226

		Building Materials: 0.7%
100,000	@,I	Sibirskiy Cement OAO	2,600,000

			2,600,000

		Chemicals: 0.9%
145,400	@	Uralkali GDR	3,272,746

			3,272,746

		Coal: 0.6%
572,600		Raspadskaya — Class S	2,229,888

			2,229,888

		Electric: 9.3%
754,054,100	@	Federal Grid Co Unified Energy System JSC	8,219,190
53,769,600	@,I	Holding MRSK OAO	6,282,440
55,561,900	@	Mosenergo OAO	5,056,133
99,532,300	@,I	OGK-2 OAO	3,433,864
252,553,996	@	RusHydro	8,839,390
5,787,696,000	@	Territorial Generating Co. 1	2,778,094

			34,609,111

		Food: 1.1%
174,800	@	X5 Retail Group N.V. GDR	4,195,200

			4,195,200

		Internet: 0.4%
1,324,122	@,I	RBC Information Systems	1,644,560

			1,644,560

		Iron/Steel: 5.5%
170,000	@,L	Evraz Group SA GDR — Reg S	4,118,950
577,000		Mechel OAO ADR	9,901,320
2,571,400	@	Novolipetsk Steel	6,699,993

			20,720,263

		Media: 0.5%
110,000	@	CTC Media, Inc.	1,768,800

			1,768,800

		Metal Fabricate/Hardware: 2.3%
344,700	@	TMK OAO GDR	6,226,966
32,800	I	Vsmpo-Avisma Corp.	2,230,400

			8,457,366

		Mining: 10.1%
96,000	@	Kazakhmys PLC	1,708,480
1,628,421	@	MMC Norilsk Nickel ADR	21,391,787
497,600	@	Polymetal GDR	4,393,808
381,500		Polyus Gold Co. ZAO ADR	10,306,361

			37,800,436

		Oil & Gas: 37.4%
744,500	@	Lukoil-Spon ADR	43,189,679
155,100		Novatek OAO GDR	7,786,239
3,048,700		OAO Gazprom	18,192,550
605,497	@	OAO Gazprom ADR	14,521,063
4,080,400	@	OAO Rosneft Oil Co. GDR	31,026,650
1,387,400	@,L	Surgutneftegaz ADR	12,244,796
489,333		Tatneft GDR	12,672,202

			139,633,179

		Pharmaceuticals: 1.1%
246,865	@	Pharmstandard — Reg S GDR	3,989,683

			3,989,683

		Real Estate: 2.0%
811,680	@	LSR Group GDR	6,079,483
33,000	@,I	Open Investments	1,485,000

			7,564,483

		Retail: 3.3%
210,000		Magnit OAO	12,279,641

			12,279,641

		Telecommunications: 5.5%
568,400	@	Comstar United Telesystems GDR	2,934,076
198,100		Mobile Telesystems Finance SA ADR	8,973,930
243,000	@	Sistema JSFC GDR	3,956,040
128,700	@	Vimpel-Communications OAO ADR	2,307,591
1,145,400	I	VolgaTelecom	2,348,070

			20,519,707

		Transportation: 0.2%
6,060,000		Novorossiysk Sea Trade Port BRD	915,060

			915,060

		Total Common Stock (Cost $374,561,238)	356,934,349

EXCHANGE-TRADED FUNDS: 0.6%

		Exchange-Traded Funds: 0.6%
76,500	@	Market Vectors Russia ETF	2,143,530

		Total Exchange-Traded Funds (Cost $1,199,271)	2,143,530

HEDGE FUNDS: 0.4%

		Hedge Fund: 0.4%
636,687	@,I,X	RenShares Utilities, Ltd.	1,299,101

		Total Hedge Funds (Cost $752,296)	1,299,101

PREFERRED STOCK: 1.1%

		Oil & Gas: 1.1%
10,200,000		Surgutneftegaz	4,182,000

		Total Preferred Stock (Cost $3,205,101)	4,182,000

		Total Long-Term Investments (Cost $379,717,906)	364,558,980

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Russia Fund
as of October 31, 2009 (continued)

Principal
Amount			Value

SHORT-TERM INVESTMENTS: 3.2%

		Securities Lending CollateralCC: 3.2%
$11,461,000	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$11,461,000
841,448		Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	673,158

		Total Short-Term Investments (Cost $12,302,448)	12,134,158

	Total Investments in Securities
	(Cost $392,020,354)*	100.9%	$376,693,138
	Other Assets and Liabilities - Net	(0.9)	(3,441,168)

	Net Assets	100.0%	$373,251,970

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B)
to hold certain Lehman Brothers defaulted debt obligations. The Fund’s position in Series B is being marked to market daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at October 31, 2009.

*	Cost for federal income tax purposes is $392,470,823.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$47,659,239
Gross Unrealized Depreciation	(63,436,924)

Net Unrealized Depreciation	$(15,777,685)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Common Stock
Airlines	$2,610,000	$—	$—	$2,610,000
Banks	—	52,124,226	—	52,124,226
Building Materials	2,600,000	—	—	2,600,000
Chemicals	—	3,272,746	—	3,272,746
Coal	—	2,229,888	—	2,229,888
Electric	11,268,091	23,341,020	—	34,609,111
Food	4,195,200	—	—	4,195,200
Internet	1,644,560	—	—	1,644,560
Iron/Steel	16,601,313	4,118,950	—	20,720,263
Media	1,768,800	—	—	1,768,800
Metal Fabricate/ Hardware	2,230,400	6,226,966	—	8,457,366
Mining	4,393,808	33,406,628	—	37,800,436
Oil & Gas	—	139,633,179	—	139,633,179
Pharmaceuticals	—	3,989,683	—	3,989,683
Real Estate	7,564,483	—	—	7,564,483
Retail	—	12,279,641	—	12,279,641
Telecommunications	17,585,631	2,934,076	—	20,519,707
Transportation	915,060	—	—	915,060

Total Common Stock	73,377,346	283,557,003	—	356,934,349

Exchange-Traded Funds	2,143,530	—	—	2,143,530
Hedge Funds	—	—	1,299,101	1,299,101
Preferred Stock	4,182,000	—	—	4,182,000
Short-Term Investments	11,461,000	673,158	—	12,134,158

Total Investments, at value	$91,163,876	$284,230,161	$1,299,101	$376,693,138

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2009:

								Change In
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance					Discounts/	Realized	Appreciation/	Into	Out of	Balance
	at 10/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	at 10/31/2009

Asset Table
Investments, at value
Hedge Funds	$—	$—	$—	$—	$—	$—	$—	$—	$1,299,101	$—	$1,299,101

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,299,101	$—	$1,299,101

As of October 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $992,885.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

x	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2009

Principal
Amount			Value

CORPORATE BONDS/NOTES: 36.8%

		Agriculture: 0.6%
$900,000		Altria Group, Inc., 9.700%, due 11/10/18	$1,109,801
498,000		Philip Morris International, Inc., 6.875%, due 03/17/14	570,630

			1,680,431

		Banks: 6.2%
200,000		Bank of America Corp., 5.420%, due 03/15/17	196,030
1,177,000	#	Barclays Bank PLC, 6.050%, due 12/04/17	1,201,044
781,000	#	Barclays Bank PLC, 7.375%, due 06/29/49	714,615
636,000		BB&T Corp., 3.850%, due 07/27/12	657,875
140,000		Capital One Financial Corp., 7.375%, due 05/23/14	159,053
1,200,000		Citigroup, Inc., 5.000%, due 09/15/14	1,184,460
449,000		Citigroup, Inc., 6.375%, due 08/12/14	476,822
801,000		Citigroup, Inc., 8.500%, due 05/22/19	937,877
5,147,000		Deutsche Bank AG, London-Republic of Indonesia Government Bond Credit Linked Notes, 13.150%, due 01/25/12	5,152,147
651,000		Fifth Third Bancorp., 8.250%, due 03/01/38	628,486
518,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	557,760
500,000		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	535,782
1,082,000	#	HSBC Capital Funding L.P./Jersey Channel Islands, 9.547%, due 12/29/49	1,119,870
664,000		JPMorgan Chase & Co., 4.650%, due 06/01/14	701,155
250,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	264,972
1,486,000		Morgan Stanley, 7.300%, due 05/13/19	1,667,820
3,000		National City Corp., 6.875%, due 05/15/19	3,244
658,000		Wachovia Bank NA, 6.000%, due 11/15/17	696,736
851,000		Wachovia Bank NA, 6.600%, due 01/15/38	929,883
533,000		Wells Fargo Capital XIII, 7.700%, due 12/29/49	498,355

			18,283,986

		Beverages: 1.8%
684,000		Anheuser-Busch Cos., Inc., 5.500%, due 01/15/18	701,397
540,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	574,786
565,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 01/15/19	659,517
1,096,000		Diageo Capital PLC, 5.200%, due 01/30/13	1,176,101
1,330,000		Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	1,522,044
469,000		PepsiCo, Inc., 7.900%, due 11/01/18	590,409

			5,224,254

		Building Materials: 0.1%
335,000	#	Voto-Votorantim Overseas Trading Operations NV, 6.625%, due 09/25/19	323,275

			323,275

		Chemicals: 0.6%
473,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	562,632
397,000		Dow Chemical Co., 7.600%, due 05/15/14	441,516
245,000	#	Nova Chemicals Corp., 8.375%, due 11/01/16	247,450
505,000	#	Nova Chemicals Corp., 8.625%, due 11/01/19	513,838
45,000		Solutia, Inc., 8.750%, due 11/01/17	46,800

			1,812,236

		Coal: 0.1%
300,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	309,000

			309,000

		Commercial Services: 0.2%
575,000	&, #	ServiceMaster Co, 10.750%, due 07/15/15	575,000

			575,000

		Computers: 0.5%
150,000		Hewlett-Packard Co., 4.750%, due 06/02/14	161,180
576,000		Hewlett-Packard Co., 5.500%, due 03/01/18	624,533
256,000		International Business Machines Corp., 8.000%, due 10/15/38	350,745
505,000		Seagate Technology, Inc., 6.800%, due 10/01/16	497,425

			1,633,883

		Diversified Financial Services: 1.9%
248,000		American Express Credit Corp., 5.125%, due 08/25/14	261,547
505,000		American Express Credit Corp., 7.300%, due 08/20/13	567,627
252,000		Capital One Bank USA NA, 6.500%, due 06/13/13	268,934
631,000		Capital One Bank USA NA, 8.800%, due 07/15/19	748,637
331,000		FIA Card Services NA, 6.625%, due 06/15/12	356,969
340,000	#	Fibria Overseas Finance, Ltd., 9.250%, due 10/30/19	358,020
220,000		General Electric Capital Corp., 6.000%, due 08/07/19	231,667
440,000		General Electric Capital Corp., 6.875%, due 01/10/39	475,707

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2009 (continued)

Principal
Amount			Value

		Diversified Financial Services (continued)
$264,000	#	Iberdrola Finance Ireland, Ltd., 3.800%, due 09/11/14	$266,745
361,000	#	Iberdrola Finance Ireland, Ltd., 5.000%, due 09/11/19	364,700
619,000		International Lease Finance Corp., 6.625%, due 11/15/13	478,023
150,000		John Deere Capital Corp., 5.350%, due 04/03/18	159,811
741,000		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	799,123
210,000		National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	279,785

			5,617,295

		Electric: 3.0%
750,000		AES Corp., 8.000%, due 10/15/17	757,500
426,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	420,692
64,000		Commonwealth Edison Co., 4.700%, due 04/15/15	66,924
923,000		Commonwealth Edison Co., 6.150%, due 03/15/12	1,005,722
519,000		Constellation Energy Group, 7.600%, due 04/01/32	556,310
9,000		Duke Energy Corp., 3.950%, due 09/15/14	9,174
670,000		Duke Energy Corp., 6.300%, due 02/01/14	741,527
438,000		Entergy Texas, Inc., 7.125%, due 02/01/19	490,754
430,000		Indiana Michigan Power, 7.000%, due 03/15/19	486,190
464,000		Metropolitan Edison, 7.700%, due 01/15/19	545,407
711,000		Nevada Power Co., 7.125%, due 03/15/19	813,261
677,000		Oncor Electric Delivery Co., 5.950%, due 09/01/13	734,244
527,000		Progress Energy, Inc., 6.050%, due 03/15/14	580,608
179,000		Progress Energy, Inc., 7.050%, due 03/15/19	207,363
476,000		Southwestern Electric Power, 5.550%, due 01/15/17	486,802
874,000		Tampa Electric Co., 6.100%, due 05/15/18	948,487

			8,850,965

		Electronics: 0.1%
355,000		Jabil Circuit, Inc., 7.750%, due 07/15/16	370,088

			370,088

		Entertainment: 0.7%
740,000		AMC Entertainment, Inc., 8.750%, due 06/01/19	762,200
510,000	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	510,000
700,000	#	Warner Music Group, 9.500%, due 06/15/16	750,750
125,000	+	WMG Holdings Corp., 0.000%, step rate 9.500%, due 12/15/14	124,375

			2,147,325

		Food: 1.3%
520,000	#	HJ Heinz Finance Co., 7.125%, due 08/01/39	600,224
466,000		Kraft Foods, Inc., 6.125%, due 02/01/18	494,712
408,000		Kraft Foods, Inc., 6.125%, due 08/23/18	434,498
500,000		Kraft Foods, Inc., 6.500%, due 08/11/17	542,333
1,130,000		Safeway Inc., 5.000%, due 08/15/19	1,147,819
555,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	585,525

			3,805,111

		Forest Products & Paper: 0.1%
250,000		Weyerhaeuser Co., 7.375%, due 10/01/19	258,157

			258,157

		Gas: 0.2%
554,000		Sempra Energy, 6.500%, due 06/01/16	609,260

			609,260

		Healthcare — Products: 0.3%
715,000	&	Biomet, Inc., 10.375%, due 10/15/17	773,094

			773,094

		Healthcare — Services: 0.3%
705,000	&	HCA, Inc., 9.625%, due 11/15/16	749,944

			749,944

		Holding Companies — Diversified: 0.3%
620,000	#	Noble Group, Ltd., 6.750%, due 01/29/20	623,004
165,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	165,825

			788,829

		Hotels: 0.0%
135,000	#	Felcor Lodging L.P., 10.000%, due 10/01/14	133,988

			133,988

		Household Products/Wares: 0.4%
65,000	#	ACCO Brands Corp., 10.625%, due 03/15/15	69,875
785,000		Kimberly-Clark Corp., 7.500%, due 11/01/18	976,336

			1,046,211

		Insurance: 1.4%
1,201,000		Ace INA Holdings, Inc., 5.900%, due 06/15/19	1,316,986
709,000		Metlife, Inc., 7.717%, due 02/15/19	840,992
604,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	673,542

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2009 (continued)

Principal
Amount			Value

		Insurance (continued)
$219,000		Principal Financial Group, Inc., 7.875%, due 05/15/14	$245,837
611,000		Protective Life Corp., 8.450%, due 10/15/39	600,232
506,000		Prudential Financial, Inc., 7.375%, due 06/15/19	566,332

			4,243,921

		Investment Companies: 0.1%
231,000	#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	240,561

			240,561

		Iron/Steel: 0.3%
271,000		ArcelorMittal, 7.000%, due 10/15/39	257,033
752,000	#	CSN Islands XI Corp., 6.875%, due 09/21/19	736,960

			993,993

		Lodging: 0.6%
991,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	1,012,778
735,000	#	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17	725,813

			1,738,591

		Machinery — Diversified: 0.1%
320,000	#	Case New Holland, Inc., 7.750%, due 09/01/13	319,200

			319,200

		Media: 3.1%
530,000	#	Cablevision Systems Corp., 8.625%, due 09/15/17	551,200
675,000		Comcast Corp., 5.700%, due 05/15/18	707,618
76,000		Comcast Corp., 5.900%, due 03/15/16	81,622
250,000		Comcast Corp., 6.300%, due 11/15/17	270,983
718,000		Comcast Corp., 6.550%, due 07/01/39	750,724
751,000	#	COX Communications, Inc., 6.250%, due 06/01/18	791,419
700,000		Echostar DBS Corp., 7.125%, due 02/01/16	703,500
460,000	#	Mediacom LLC / Mediacom Capital Corp., 9.125%, due 08/15/19	477,250
773,000	#	News America, Inc., 5.650%, due 08/15/20	802,350
397,000		News America, Inc., 6.150%, due 03/01/37	387,138
389,000		News America, Inc., 6.900%, due 03/01/19	436,880
159,000		Time Warner Cable, Inc., 6.200%, due 07/01/13	174,334
350,000		Time Warner Cable, Inc., 6.750%, due 07/01/18	385,942
937,000		Time Warner Cable, Inc., 6.750%, due 06/15/39	995,672
303,000		Time Warner Cable, Inc., 8.750%, due 02/14/19	374,345
353,000		Time Warner, Inc., 5.500%, due 11/15/11	377,565
446,000		Time Warner, Inc., 7.700%, due 05/01/32	505,296
373,000		Viacom, Inc., 6.875%, due 04/30/36	394,918

			9,168,756

		Mining: 0.5%
332,000		Newmont Mining Corp., 5.125%, due 10/01/19	332,248
430,000		Newmont Mining Corp., 6.250%, due 10/01/39	420,738
304,000		Rio Tinto Finance USA, Ltd., 8.950%, due 05/01/14	359,629
468,000		Vale Overseas, Ltd., 5.625%, due 09/15/19	469,451

			1,582,066

		Miscellaneous Manufacturing: 0.6%
900,000		General Electric Co., 5.250%, due 12/06/17	937,850
673,000		Tyco International Finance, 8.500%, due 01/15/19	822,203

			1,760,053

		Oil & Gas: 1.6%
116,000		Anadarko Petroleum Corp., 5.750%, due 06/15/14	124,900
700,000		Chesapeake Energy Corp., 7.250%, due 12/15/18	680,750
265,000		ConocoPhillips, 5.750%, due 02/01/19	290,535
506,000		Hess Corp., 7.000%, due 02/15/14	570,119
1,000,000	#	KazMunaiGaz Finance Sub BV, 11.750%, due 01/23/15	1,200,000
424,000		Marathon Oil Corp., 6.500%, due 02/15/14	472,080
115,000		Marathon Oil Corp., 7.500%, due 02/15/19	135,052
300,000		Petrobras International Finance Co., 7.875%, due 03/15/19	340,500
525,000		Plains Exploration & Production Co., 8.625%, due 10/15/19	528,938
250,000	#	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 4.500%, due 09/30/12	259,771
250,000	#	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 5.500%, due 09/30/14	268,035

			4,870,680

		Oil & Gas Services: 0.1%
140,000		Weatherford International, Ltd., 9.625%, due 03/01/19	173,607

			173,607

		Pharmaceuticals: 0.8%
207,000		Express Scripts, Inc., 6.250%, due 06/15/14	227,669
52,000		Express Scripts, Inc., 7.250%, due 06/15/19	60,430
428,000		Novartis Securities Investment, Ltd., 5.125%, due 02/10/19	456,512

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2009 (continued)

Principal
Amount			Value

		Pharmaceuticals (continued)
$604,000		Pfizer, Inc., 6.200%, due 03/15/19	$688,906
790,000		Pfizer, Inc., 7.200%, due 03/15/39	996,103

			2,429,620

		Pipelines: 0.5%
411,000		Enbridge Energy Partners, 9.875%, due 03/01/19	519,468
246,000		Energy Transfer Partners, 9.700%, due 03/15/19	305,092
90,000		Trans-Canada Pipelines, 7.125%, due 01/15/19	107,198
99,000		Trans-Canada Pipelines, 7.625%, due 01/15/39	126,774
479,000		Transcontinental Gas Pipe Line Co. LLC, 6.050%, due 06/15/18	514,967

			1,573,499

		Regional Malls: 0.3%
726,000		Simon Property Group, Inc., 6.750%, due 05/15/14	781,947

			781,947

		Retail: 1.9%
490,000		CVS Caremark Corp., 5.750%, due 06/01/17	528,020
1,423,000		CVS Caremark Corp., 6.125%, due 09/15/39	1,442,458
278,000		CVS Caremark Corp., 6.600%, due 03/15/19	310,585
1,831,000		Home Depot, Inc., 5.875%, due 12/16/36	1,791,986
625,000	#	Limited Brands, 8.500%, due 06/15/19	659,375
230,000	#	QVC, Inc., 7.500%, due 10/01/19	228,850
505,000	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	550,450

			5,511,724

		Software: 0.1%
159,000		Oracle Corp., 5.250%, due 01/15/16	172,969
86,000		Oracle Corp., 5.750%, due 04/15/18	94,656

			267,625

		Telecommunications: 5.8%
304,000		Alltel Corp., 7.000%, due 03/15/16	343,531
737,000		AT&T, Inc., 6.550%, due 02/15/39	799,939
681,000		AT&T, Inc., 6.700%, due 11/15/13	774,206
470,000		British Telecommunications PLC, 5.950%, due 01/15/18	473,982
450,000		CenturyTel, Inc., 7.600%, due 09/15/39	441,561
489,000		Cisco Systems, Inc., 5.900%, due 02/15/39	522,087
255,000		Cricket Communications, Inc., 9.375%, due 11/01/14	248,625
655,000		Crown Castle International Corp., 7.125%, due 11/01/19	648,450
905,000		Embarq Corp., 7.995%, due 06/01/36	939,017
904,000		France Telecom SA, 4.375%, due 07/08/14	955,250
1,048,000		France Telecom SA, 5.375%, due 07/08/19	1,126,302
387,000		France Telecom SA, 8.500%, due 03/01/31	531,002
705,000		Frontier Communications Corp., 8.125%, due 10/01/18	711,169
510,000	#	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	514,463
250,000		MetroPCS Wireless, Inc., 9.250%, due 11/01/14	253,125
250,000		Nextel Communications, Inc., 5.950%, due 03/15/14	219,063
295,000		Nokia OYJ, 5.375%, due 05/15/19	305,222
700,000		Qwest Communications International, Inc., 7.500%, due 02/15/14	689,500
500,000		Sprint Nextel Corp., 6.000%, due 12/01/16	432,500
409,000		Telecom Italia Capital SA, 6.175%, due 06/18/14	444,131
249,000		Telefonica Emisones SAU, 5.877%, due 07/15/19	269,638
770,000		Telefonica Emisones SAU, 6.421%, due 06/20/16	855,444
353,000		TELUS Corp., 8.000%, due 06/01/11	384,941
376,000		Verizon Communications, Inc., 8.950%, due 03/01/39	512,231
419,000	#	Verizon Wireless Capital LLC, 3.750%, due 05/20/11	433,298
1,000,000	#	Verizon Wireless Capital LLC, 5.550%, due 02/01/14	1,090,642
1,280,000		Vodafone Group PLC, 5.450%, due 06/10/19	1,344,643
750,000	#	Windstream Corp., 7.875%, due 11/01/17	761,250

			17,025,212

		Transportation: 0.2%
291,000		Union Pacific Corp., 5.125%, due 02/15/14	312,432
350,000		Union Pacific Corp., 5.700%, due 08/15/18	376,893

			689,325

		Warehouse/Industrial: 0.1%
312,000		ProLogis, 7.375%, due 10/30/19	313,527

			313,527

		Total Corporate Bonds/Notes (Cost $100,038,575 )	108,676,239

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.4%

		Federal Home Loan Mortgage Corporation##: 0.9%
1,275,000	W	5.000%, due 12/15/34	1,315,840
931,000	W	5.500%, due 12/01/37	976,241
343,000	W	6.000%, due 12/15/33	363,205
100,000	W	6.500%, due 11/15/34	107,234

			2,762,520

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2009 (continued)

Principal
Amount			Value

		Federal National Mortgage Association##: 1.8%
$775,000	W	5.000%, due 12/01/17-12/12/37	$812,156
342,773	S	5.000%, due 07/01/37	356,798
1,032,000	W	5.500%, due 12/01/37	1,082,149
329,251	S	5.500%, due 06/01/37	347,159
2,103,000	W	6.000%, due 11/15/34	2,234,109
375,000	W	6.500%, due 11/13/36	402,539

			5,234,910

		Government National Mortgage Association: 0.7%
226,000	W	4.500%, due 12/15/39	228,331
515,000	W	4.500%, due 12/20/39	518,864
393,000	W	5.000%, due 04/15/38	406,571
359,991	S	5.500%, due 03/20/39	380,963
368,685	S	6.000%, due 10/15/38	392,199

			1,926,928

		Total U.S. Government Agency Obligations (Cost $9,829,136 )	9,924,358

U.S. TREASURY OBLIGATIONS: 12.5%

		U.S. Treasury Notes: 12.5%
2,906,000	S	1.000%, due 09/30/11	2,915,084
8,327,000	S	1.375%, due 10/15/12	8,321,146
16,691,000	S	2.375%, due 09/30/14	16,762,654
20,000		2.375%, due 10/31/14	20,052
3,733,000		3.625%, due 08/15/19	3,805,913
5,024,000	S	4.250%, due 05/15/39	5,037,349

		Total U.S. Treasury Obligations (Cost $36,800,235 )	36,862,198

ASSET-BACKED SECURITIES: 2.1%

		Automobile Asset-Backed Securities: 1.7%
585,000	#,S	Bank of America Auto Trust, 2.130%, due 09/15/13	591,811
348,000	#,S	Bank of America Auto Trust, 2.670%, due 07/15/13	354,743
628,000		CarMax Auto Owner Trust, 1.000%, due 04/15/14	627,925
423,000		CarMax Auto Owner Trust, 1.000%, due 12/15/14	422,959
275,000	S	Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	280,134
882,000	S	Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	903,939
367,000	S	Harley-Davidson Motorcycle Trust, 5.520%, due 11/15/13	387,758
206,000	S	Honda Auto Receivables Owner Trust, 2.310%, due 05/15/13	209,262
224,000	S	Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	225,870
286,000	S	Mercedes-Benz Auto Receivables Trust, 1.670%, due 01/15/14	286,677
209,000	S	Mercedes-Benz Auto Receivables Trust, 2.430%, due 03/15/16	209,363
99,000	S	Nissan Auto Receivables Owner Trust, 4.460%, due 04/16/12	102,132
353,000	S	USAA Auto Owner Trust, 5.070%, due 06/15/13	370,916

			4,973,489

		Home Equity Asset-Backed Securities: 0.4%
1,522,441	S	Ameriquest Mortgage Securities, Inc., 1.094%, due 08/25/33	1,298,449

			1,298,449

		Total Asset-Backed Securities (Cost $6,234,708 )	6,271,938

COLLATERALIZED MORTGAGE OBLIGATIONS: 9.8%
1,786,153	S	Banc of America Funding Corp., 5.750%, due 10/25/35	1,533,699
970,000	S	Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	887,629
2,408,685	#,S	Citigroup Mortgage Loan Trust, Inc., 5.448%, due 11/19/35	2,228,034
1,040,000	S	Commercial Mortgage Pass-through Certificates, 5.816%, due 12/10/49	965,266
847,253	S	Countrywide Alternative Loan Trust, 5.500%, due 10/25/33	850,637
2,029,939	S	Countrywide Home Loan Mortgage Pass-through Trust, 3.684%, due 09/25/33	1,610,514
1,889,160	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.000%, due 04/25/35	1,597,242
1,961,673	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 10/25/35	1,563,014
1,138,439	S	GMAC Mortgage Corp. Loan Trust, 4.979%, due 06/25/34	1,005,702
1,546,172	S	GMAC Mortgage Corp. Loan Trust, 5.448%, due 11/19/35	1,232,322
970,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	867,861
700,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	645,699
1,130,358	S	JP Morgan Mortgage Trust, 4.976%, due 08/25/35	997,501
1,684,713	S	JP Morgan Mortgage Trust, 5.292%, due 07/25/35	1,642,632
500,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.179%, due 12/15/44	502,871
1,197,419	S	JPMorgan Mortgage Trust, 4.775%, due 07/25/35	1,115,122
1,188,284	S	JPMorgan Mortgage Trust, 5.292%, due 07/25/35	1,136,812
500,000	S	LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	490,562

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2009 (continued)

Principal
Amount			Value

$500,000	S	LB-UBS Commercial Mortgage Trust, 6.149%, due 04/15/41	$526,730
1,868,373	S	Lehman Mortgage Trust, 5.000%, due 12/25/35	1,405,757
988,618	S	Lehman Mortgage Trust, 6.427%, due 04/25/36	864,560
1,502,582	#,S	LVII Resecuritization Trust, 5.777%, due 11/27/37	1,502,582
760,000	S	Morgan Stanley Capital I, 5.178%, due 09/15/42	785,571
930,000	S	Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	901,476
2,034,295	S	WaMu Mortgage Pass-Through Certificates, 5.230%, due 01/25/36	1,801,099
320,041	S	Wells Fargo Mortgage-Backed Securities Trust, 4.250%, due 10/25/35	280,418

		Total Collateralized Mortgage Obligations (Cost $28,019,870 )	28,941,312

OTHER BONDS: 33.3%

		Foreign Government Bonds: 33.3%
BRL 78,060,000	S	Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/12	44,485,231
EUR 2,530,000	S	Bundesobligation, 4.000%, due 10/11/13	3,980,456
EUR 5,000,000	S	Bundesrepublik Deutschland, 3.750%, due 01/04/19	7,676,576
EUR 3,340,000	S	Bundesrepublik Deutschland, 4.250%, due 01/04/14	5,300,504
EUR 4,400,000	S	Bundesrepublik Deutschland, 4.250%, due 07/04/39	6,764,290
CAD 2,200,000	S	Canadian Government International Bond, 4.250%, due 06/01/18	2,180,888
EUR 930,000	S	France Government International Bond, 3.250%, due 04/25/16	1,395,085
EUR 915,000	S	Italy Buoni Poliennali Del Tesoro, 3.750%, due 08/01/16	1,391,893
EUR 3,000,000		Italy Buoni Poliennali Del Tesoro, 5.500%, due 11/01/10	4,614,418
JPY 500,000,000	S	Japan Government Ten Year Bond, 1.400%, due 12/20/11	5,684,147
JPY 110,000,000	S	Japan Government Thirty Year Bond, 2.300%, due 03/20/39	1,231,789
JPY 370,000,000	S	Japan Government Thirty Year Bond, 2.400%, due 09/20/38	4,231,441
JPY 800,000,000	S	Japan Government Two Year Bond, 0.400%, due 03/15/11	8,908,382
UYU 6,067,000	S	Uruguay Government International Bond, 4.250%, due 04/05/27	287,611

		Total Other Bonds (Cost $86,593,204 )	98,132,711

Notional
Amount			Value

POSITIONS IN PURCHASED OPTIONS: 0.0%

		Foreign Currency Options: 0.0%
$7,164,109		Call Option OTC — Deutsche Bank AG
		CHF vs. USD Spot
		Strike @ 1.056-Exp 01/19/10	$21,599
6,478,000		Call Option OTC — Citibank N.A.
		USD vs JPY
		Strike @ 95.250-Exp 12/21/09	20,224
6,500,000		Call Option OTC — Deutsche Bank AG
		USD vs JPY Spot
		Strike @ 94.050-Exp 12/29/09	39,138

		Total Positions in Purchased Options (Cost $191,984 )	80,961

		Total Long-Term Investments (Cost $267,707,712 )	288,889,717

SHORT-TERM INVESTMENTS: 1.1%

		Commercial Paper: 0.3%
1,000,000	S	Time Warner Cable, Inc., 0.300%, due 11/09/09	999,925

		Total Commercial Paper (Cost $999,925 )	999,925

Shares			Value

		Affiliated Mutual Fund: 0.8%
2,295,000	S	ING Institutional Prime Money Market Fund — Class I	$2,295,000

		Total Mutual Fund (Cost $2,295,000 )	2,295,000

		Total Short-Term Investments (Cost $3,294,925 )	3,294,925

	Total Investments in Securities
	(Cost $271,002,637)*	99.0%	$292,184,642
	Other Assets and Liabilities - Net	1.0	2,816,802

	Net Assets	100.0%	$295,001,444

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2009 (continued)

&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
Structured product
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	EU Euro
JPY	Japanese Yen
UYU	Uruguayan Peso Uruguayo
*	Cost for federal income tax purposes is $271,270,659.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$22,023,410
Gross Unrealized Depreciation	(1,109,427)

Net Unrealized Appreciation	$20,913,983

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Fair Value at
	(Level 1)	(Level 2)#	(Level 3)	10/31/2009

Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$103,524,092	$5,152,147	$108,676,239
U.S. Government Agency Obligations	—	9,924,358	—	9,924,358
U.S. Treasury Obligations	—	36,862,198	—	36,862,198
Asset-Backed Securities	—	6,271,938	—	6,271,938
Collateralized Mortgage Obligations	—	25,210,696	3,730,616	28,941,312
Other Bonds	—	98,132,711	—	98,132,711
Positions In Purchased Options	—	80,961	—	80,961
Short-Term Investments	2,295,000	999,925	—	3,294,925

Total Investments, at value	$2,295,000	$281,006,879	$8,882,763	$292,184,642

Other Financial Instruments+:
Forward foreign currency contracts	—	1,178,531	—	1,178,531
Futures	136,507	—	—	136,507
Swaps, net of upfront payments	—	563,940	—	563,940

Total Assets	$2,431,507	$282,749,350	$8,882,763	$294,063,620

Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(1,485,210)	$—	$(1,485,210)
Futures	(414,368)	—	—	(414,368)
Swaps, net of upfront payments	—	(212,061)	—	(212,061)
Written options	—	(221,277)	—	(221,277)

Total Liabilities	$(414,368)	$(1,918,548)	$—	$(2,332,916)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund’s assets and liabilities during the period ended October 31, 2009:

								Change In
	Beginning					Accrued	Total	Unrealized	Transfers	Transfers	Ending
	Balance at					Discounts/	Realized	Appreciation/	Into	Out of	Balance at
	10/31/2008	Purchases	Issuances	Settlements	Sales	(Premiums)	Gain/(Loss)	(Depreciation)	Level 3	Level 3	10/31/2009

Asset Table

Investments, at value Corporate Bonds/Notes	$16,295,798	$5,147,000	$—	$—	$(15,223,266)	$—	$(3,330,163)	$2,262,778	$—	$—	$5,152,147

Collateralized Mortgage Obligations	1,491,664	1,502,582	—	—	(1,407,765)	(5,065)	(251,058)	172,224	2,228,034	—	3,730,616

Total Investments, at value	$17,787,462	$6,649,582	$—		$(16,631,031)	$(5,065)	$(3,581,221)	$2,435,002	$2,228,034	$—	$8,882,763

Other Financial Instruments+:

Swaps, net of upfront payments	$176,818	$—	$—	$—	$(212,796)	$—	$212,796	$(176,818)	$—	$—	$—

Total Assets	$17,964,280	$6,649,582	$—	$—	$(16,843,827)	$(5,065)	$(3,368,425)	$2,258,184	$2,228,034	$—	$8,882,763

As of October 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $32,584.

See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as level 2 Investments.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2009 (continued)

At October 31, 2009 the following forward foreign currency contracts were outstanding for the ING Global Bond Fund:

			In		Unrealized
		Settlement	Exchange		Appreciation
Currency	Buy/Sell	Date	For USD	Value	(Depreciation)

Australian Dollar AUD 13,652,178	BUY	11/17/09	12,329,965	12,269,523	$(60,442)
Australian Dollar AUD 778,988	BUY	11/17/09	710,000	700,094	(9,906)
Australian Dollar AUD 4,338,704	BUY	11/17/09	3,991,000	3,899,292	(91,708)
Australian Dollar AUD 1,019,552	BUY	11/17/09	932,000	916,295	(15,705)
Australian Dollar AUD 2,739,609	BUY	11/17/09	2,509,000	2,462,149	(46,851)
Canadian Dollar CAD 612,783	BUY	11/17/09	592,939	566,323	(26,616)
Canadian Dollar CAD 1,268,505	BUY	11/17/09	1,226,000	1,172,329	(53,671)
Canadian Dollar CAD 2,316,640	BUY	11/17/09	2,258,000	2,140,996	(117,004)
Canadian Dollar CAD 937,188	BUY	11/17/09	903,000	866,131	(36,869)
Canadian Dollar CAD 814,474	BUY	11/17/09	784,000	752,722	(31,278)
Chilean Peso CLP 2,400,000,000	BUY	12/4/09	4,519,774	4,534,150	14,376
Danish Krone DKK 6,953,272	BUY	12/4/09	1,375,535	1,373,995	(1,540)
EU Euro EUR 28,472,987	BUY	11/17/09	42,106,252	41,900,486	(205,766)
EU Euro EUR 2,095,233	BUY	11/17/09	3,097,000	3,083,319	(13,681)
EU Euro EUR 2,565,433	BUY	11/17/09	3,848,000	3,775,258	(72,742)
EU Euro EUR 1,327,382	BUY	11/17/09	1,995,000	1,953,358	(41,642)
EU Euro EUR 774,848	BUY	11/17/09	1,140,000	1,140,256	256
British Pound
GBP 9,877,591	BUY	12/4/09	16,172,195	16,208,095	35,900
British Pound GBP 913,155	BUY	12/4/09	1,496,000	1,498,392	2,392
Indonesian Rupiah IDR 24,922,800,000	BUY	12/4/09	2,592,614	2,592,719	105
Indian Rupee INR 248,712,000	BUY	12/4/09	5,273,791	5,283,149	9,358
Japanese Yen JPY 612,783	BUY	11/16/09	6,828	6,808	(20)
Japanese Yen JPY 111,839,714	BUY	11/17/09	1,246,000	1,242,565	(3,435)
Japanese Yen JPY 2,969,428,675	BUY	11/17/09	33,089,464	32,991,030	(98,434)
Japanese Yen JPY 54,972,334	BUY	11/17/09	612,783	610,755	(2,028)
Japanese Yen JPY 55,058,185	BUY	11/17/09	612,783	611,709	(1,074)
Japanese Yen JPY 98,176,639	BUY	11/17/09	1,069,000	1,090,765	21,765
South Korean Won KRW 8,286,840,000	BUY	12/4/09	6,952,047	7,006,598	54,551
Mexican Peso MXN 7,795,670	BUY	11/17/09	586,736	589,107	2,371
Norwegian Krone NOK 16,583,706	BUY	12/4/09	2,906,596	2,892,533	(14,063)
New Zealand Dollar NZD 865,600	BUY	11/17/09	633,890	620,371	(13,519)
New Zealand Dollar NZD 4,874,626	BUY	11/17/09	3,613,000	3,493,618	(119,382)
New Zealand Dollar NZD 1,922,004	BUY	11/17/09	1,419,000	1,377,490	(41,510)
Philippine Peso PHP 248,040,000	BUY	12/4/09	5,231,808	5,192,280	(39,528)
Swedish Krona SEK 17,177,939	BUY	12/4/09	2,437,030	2,422,456	(14,574)
Taiwan New Dollar TWD 25,000,000	BUY	12/4/09	770,986	771,594	608

					$(1,031,306)

Australian Dollar AUD 3,426,184	SELL	11/17/09	3,097,000	3,079,190	$17,810
Australian Dollar AUD 500,566	SELL	11/17/09	452,000	449,870	2,130
Australian Dollar AUD 4,320,283	SELL	11/17/09	3,991,000	3,882,737	108,263
Australian Dollar AUD 4,166,757	SELL	11/17/09	3,848,000	3,744,759	103,241
Brazilian Real BRL 63,307,837	SELL	12/4/09	36,206,941	35,690,963	515,978
Canadian Dollar CAD 820,060	SELL	11/17/09	784,000	757,884	26,116
Canadian Dollar CAD 374,117	SELL	11/17/09	356,000	345,752	10,248
Canadian Dollar CAD 1,077,935	SELL	11/17/09	998,000	996,207	1,793
EU Euro EUR 735,260	SELL	11/17/09	1,097,000	1,081,999	15,001
EU Euro EUR 779,342	SELL	11/17/09	1,161,000	1,146,870	14,130
EU Euro EUR 1,199,794	SELL	11/17/09	1,782,000	1,765,602	16,398
EU Euro EUR 1,065,439	SELL	11/17/09	1,577,000	1,567,887	9,113
EU Euro EUR 1,584,320	SELL	11/17/09	2,352,000	2,331,465	20,535
British Pound GBP 1,033,554	SELL	12/4/09	1,710,000	1,695,955	14,045
Japanese Yen JPY 54,998,132	SELL	11/16/09	612,783	611,039	1,744
Japanese Yen JPY 612,783	SELL	11/17/09	6,832	6,808	24
Japanese Yen JPY 55,052,976	SELL	11/17/09	612,783	611,651	1,132
Japanese Yen JPY 283,955,475	SELL	11/17/09	3,161,000	3,154,810	6,190
Japanese Yen JPY 339,266,559	SELL	11/17/09	3,742,000	3,769,329	(27,329)
Japanese Yen JPY 660,407,194	SELL	11/17/09	7,168,000	7,337,274	(169,274)
Japanese Yen JPY 85,522,836	SELL	11/17/09	932,000	950,178	(18,178)
Japanese Yen JPY 652,051,542	SELL	11/17/09	7,147,000	7,244,441	(97,441)
New Zealand Dollar NZD 2,824,530	SELL	11/17/09	2,064,000	2,024,325	39,675
New Zealand Dollar NZD 2,732,099	SELL	11/17/09	2,000,000	1,958,080	41,920
New Zealand Dollar NZD 1,789,656	SELL	11/17/09	1,354,000	1,282,637	71,363

					$724,627

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2009 (continued)

ING Global Bond Fund Open Futures Contracts on October 31, 2009:

			Unrealized
	Number	Expiration	Appreciation/
Contract Description	of Contracts	Date	(Depreciation)
Long Contracts

Australia 3-Year Bond	42	12/15/09	$(33,999)
Canada 10-Year Bond	12	12/18/09	2,579
Euro-Bobl 5-Year	74	12/08/09	39,298
Euro-Bund	68	12/08/09	42,780
Euro-Schatz	85	12/08/09	23,565
Japan 10-Year Bond (TSE)	8	12/10/09	(61,345)
Long Gilt	100	12/29/09	24,218
U.S. Treasury 2-Year Note	2	12/31/09	433
U.S. Treasury 5-Year Note	9	12/31/09	3,634

			$41,163

Short Contracts

U.S. Treasury 10-Year Note	260	12/21/09	$(233,792)
U.S. Treasury Long Bond	218	12/21/09	(85,232)

			$(319,024)

ING Global Bond Fund Credit Default Swap Agreements Outstanding on October 31, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

			(Pay)/				Upfront
	Reference		Receive				Premium	Unrealized
	Entity/	Buy/Sell	Fixed	Termination	Notional	Market	Paid/	Appreciation/
Counterparty	Obligation	Protection	Rate (%)	Date	Amount(3)	Value(4)	(Received)	(Depreciation)
The Royal Bank of	Japan Government
Scotland PLC	2.000%, 03/21/22	Buy	(0.930)	06/20/14	9,000,000	$(146,019)	$—	$(146,019)

						$(146,019)	$—	$(146,019)

Credit Default Swaps on Credit Indices — Sell Protection(2)

			(Pay)/				Upfront
	Reference		Receive				Premium	Unrealized
	Entity/	Buy/Sell	Fixed	Termination	Notional	Market	Paid/	Appreciation/
Counterparty	Obligation	Protection	Rate (%)	Date	Amount(3)	Value(4)	(Received)	(Depreciation)
Barclays Bank PLC	CDX.EM.11 Index	Sell	5.000	06/20/14	2,800,000	$256,202	$207,014	$49,188
Barclays Bank PLC	CDX.EM.11 Index	Sell	5.000	06/20/14	2,333,000	213,471	173,351	40,120

						$469,673	$380,365	$89,308

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(3)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(4)	The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Global Bond Fund
as of October 31, 2009 (continued)

ING Global Bond Fund Interest Rate Swap Agreements Outstanding on October 31, 2009:

			Notional	Unrealized
	Termination		Principal	Appreciation/
	Date		Amount	(Depreciation)
Receive a fixed rate equal to 6.750% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citibank N.A., New York	08/08/12	MXN	171,650,000	$4,215
Receive a fixed rate equal to 4.710% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG	06/30/11	NZD	71,300,000	(66,042)
Receive a fixed rate equal to 5.830% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG	10/29/11	NZD	71,000,000	90,052

				$28,225

ING Global Bond Fund Written Options Open on October 31, 2009:

Foreign Currency Options

		Exercise	Expiration		Notional	Premium
Description	Counter Party	Price	Date		Amount	Received	Value
Put Option OTC CHF vs. USD Spot	Deutsche Bank AG	0.9695	01/19/10	CHF	7,164,109	$69,236	$(135,749)
Put Option OTC USD vs. JPY	Citibank	86.3500	12/21/09	USD	6,478,000	74,395	(44,733)
Put Option OTC USD vs. JPY Spot	Deutsche Bank AG	85.4500	12/29/09	USD	6,500,000	75,335	(40,795)

						$218,966	$(221,277)

Total Premiums Received:		$218,966
Total Liabilities for Call Options Written:		$221,277

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2009 was as follows:

Derivatives not accounted for
as hedging instruments	Location on Statement
under FASB ASC 815	of Assets and Liabilities	Fair Value
Asset Derivatives

Foreign exchange contracts	Investments in securities at value*	$80,961
Interest rate contracts	Futures variation margin receivable**	145,752
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,178,531
Credit contracts	Unrealized appreciation on swap agreements, net of upfront payments	469,673
Interest rate contracts	Unrealized appreciation on swap agreements, net of upfront payments	94,267

Total Asset Derivatives		$1,969,184

Liability Derivatives

Interest rate contracts	Payable for futures variation margin**	$631,751
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	1,485,210
Credit contracts	Unrealized depreciation on swap agreements, net of upfront payments	146,019
Interest rate contracts	Unrealized depreciation on swap agreements, net of upfront payments	66,042
Foreign exchange contracts	Written options	221,277

Total Liability Derivatives		$2,550,299

*	Includes purchased options

**	The Fair Values of Derivative Instruments may include cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2009 was as follows:

Derivatives not accounted for	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
as hedging instruments		Forward Foreign			Written
under FASB ASC 815	Investments*	Currency Contracts	Futures	Swaps	options	Total
Foreign exchange contracts	$(67,757)	$5,341,314	$—	$—	$71,942	$5,345,499
Interest rate contracts	—	—	1,337,965	2,305,086	—	3,643,051
Credit contracts	—	—	—	(302,044)	—	(302,044)

Total	$(67,757)	$5,341,314	$1,337,965	$2,003,042	$71,942	$8,686,506

	Change in Unrealized Appreciation or (Depreciation)
Derivatives not accounted for as	on Derivatives Recognized in Income
hedging instruments		Forward Foreign			Written
under FASB ASC 815	Investments*	Currency Contracts	Futures	Swaps	options	Total
Foreign exchange contracts	$(111,023)	$(711,457)	$—	$—	$(2,311)	$(824,791)
Interest rate contracts	—	—	(1,432,147)	(150,927)	—	(1,583,074)
Credit contracts	—	—	—	43,846	—	43,846

Total	$(111,023)	$(711,457)	$(1,432,147)	$(107,081)	$(2,311)	$(2,364,019)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Diversified International Fund
as of October 31, 2009

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 100.0%
781,568	ING Emerging Countries Fund — Class I		$18,491,889
4,363,160	ING Foreign Fund — Class I		57,070,127
2,362,419	ING Index Plus International Equity Fund — Class I		18,450,490
5,762,275	ING International Capital Appreciation Fund — Class I		51,860,476
1,367,658	ING International Real Estate Fund — Class I		11,611,412
851,031	ING International SmallCap Multi-Manager Fund — Class I		26,833,018
2,321,860	ING International Value Choice Fund — Class I		22,452,384
2,022,414	ING International Value Fund — Class I		22,853,281

	Total Investments in Affiliated Investment Companies
	(Cost $254,090,651 )*	100.0%	229,623,077
	Other Assets and Liabilities — Net	(0.0)	(44,352)

	Net Assets	100.0%	$229,578,725

*	Cost for federal income tax purposes is $284,810,982.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,438,968
Gross Unrealized Depreciation	$(56,626,873)

Net Unrealized Depreciation	$(55,187,905)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of October 31, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices	Significant
	in Active Markets	Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	10/31/2009
Asset Table
Investments, at value
Affiliated Investment Companies	$229,623,077	$—	$—	$229,623,077

Total Investments, at value	$229,623,077	$—	$—	$229,623,077

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends paid during the year ended October 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Global Equity Dividend Fund
Class A	NII	$0.2224
Class B	NII	$0.1595
Class C	NII	$0.1598
Class I	NII	$0.2614
Class O	NII	$0.2210
Class W	NII	$0.2634
All Classes	ROC	$0.0157
ING Global Natural Resources Fund
Class A	NII	$0.0208
Class I	NII	$0.0592
Class W	NII	$0.0592
All Classes	LTCG	$0.4332
ING Global Real Estate Fund
Class A	NII	$0.2698
Class B	NII	$0.2229
Class C	NII	$0.2188
Class I	NII	$0.3049
Class O	NII	$0.2703
Class W	NII	$0.3069
Class A	ROC	$0.0942
Class B	ROC	$0.0746
Class C	ROC	$0.0725
Class I	ROC	$0.1063
Class O	ROC	$0.0847
Class W	ROC	$0.1084
All Classes	LTCG	$0.0139
ING Asia-Pacific Real Estate Fund
Class A	NII	$0.1109
Class B	NII	$0.0842
Class C	NII	$0.0762
Class I	NII	$0.1341
ING Emerging Countries Fund
Class A	NII	$0.4960
Class B	NII	$0.1694
Class C	NII	$0.2165
Class I	NII	$0.6293
Class Q	NII	$0.5041
Class W	NII	$0.6388
ING European Real Estate Fund
Class A	NII	$0.3062
Class B	NII	$0.2746
Class C	NII	$0.2658
Class I	NII	$0.3205
ING Foreign Fund
Class A	NII	$0.4548
Class B	NII	$0.2990
Class C	NII	$0.3204
Class I	NII	$0.5404
Class Q	NII	$0.1854
Class W	NII	$0.5428
ING Greater China Fund
Class A	NII	$0.2117
Class B	NII	$0.0606
Class C	NII	$0.0473
Class I	NII	$0.2787
Class O	NII	$0.2789
All Classes	LTCG	$0.6021
ING Index Plus International Equity Fund
Class A	NII	$0.2323
Class B	NII	$0.1216
Class C	NII	$0.1540
Class I	NII	$0.3160
Class O	NII	$0.2412
ING International Capital Appreciation Fund
Class A	NII	$0.1538
Class B	NII	$0.0371
Class C	NII	$0.0152
Class I	NII	$0.2289
Class Q*	NII	$—
All Classes, except Class Q	ROC	$0.0052
ING International Real Estate Fund
Class A	NII	$0.1664
Class B	NII	$0.1161
Class C	NII	$0.1131
Class I	NII	$0.1874
Class W	NII	$0.1877
ING International SmallCap Multi-Manager Fund
Class A	NII	$0.7076
Class B	NII	$0.1704
Class C	NII	$0.4153
Class I	NII	$0.9052
Class O	NII	$0.9028
Class Q	NII	$0.7551
Class W	NII	$0.9246
ING International Value Fund
Class A	NII	$0.3530
Class B	NII	$0.1701
Class C	NII	$0.2385
Class I	NII	$0.4191
Class Q	NII	$0.4221
Class W*	NII	$—
All Classes, except Class W*	STCG	$0.1604
All Classes, except Class W*	LTCG	$1.3466
ING International Value Choice Fund
Class A	NII	$0.0758
Class B	NII	$0.0022
Class C	NII	$0.0025
Class I	NII	$0.1182
ING Russia Fund
Class A	LTCG	$8.0810
Class I*	LTCG	$—
ING Global Bond Fund
Class A	NII	$0.1502
Class B	NII	$0.1184
Class C	NII	$0.1195
Class I	NII	$0.2442
Class O	NII	$0.2606
Class W**	NII	$0.3251
All Classes, except Class W**	STCG	$0.2430
ING Diversified International Fund
Class A	NII	$0.8605
Class B	NII	$0.7718
Class C	NII	$0.7703
Class I	NII	$0.8976
Class O	NII	$0.8936
Class R	NII	$0.8393
Class W	NII	$0.8976

NII — Net investment income
ROC — Return of capital
STCG — Short-term capital gain
LTCG — Long-term capital gain

*	Commenced operations after the dividends and distributions were declared.

**	Commenced operations on June 1, 2009 after the short-term capital gain distribution was declared.

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended October 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Global Equity Dividend	69.93%
Global Natural Resources	100.00%
International SmallCap Multi-Manager	0.24%
International Value	0.09%
International Value Choice	7.31%
Diversified International	0.14%

For the year ended October 31, 2009, the following are percentages of ordinary income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

Global Equity Dividend	100.00%
Global Natural Resources	100.00%
Asia-Pacific Real Estate	21.17%
Emerging Countries	100.00%
European Real Estate	45.86%
Foreign	100.00%
Greater China	58.99%
Index Plus International Equity	100.00%
International Capital Appreciation	100.00%
International Real Estate	18.85%
International SmallCap Multi-Manager	100.00%
International Value	100.00%
International Value Choice	100.00%
Diversified International	52.44%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

Global Equity Dividend	0.01%
Asia-Pacific Real Estate	0.69%
Emerging Countries	7.23%
European Real Estate	0.56%
Foreign	2.21%
Greater China	1.22%
Index Plus International Equity	1.36%
International Capital Appreciation	4.88%
International Real Estate	0.45%
International SmallCap Multi-Manager	1.95%
International Value	1.12%
International Value Choice	6.43%
Global Bond	32.99%

The following funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
International Value
Global Bond

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2009. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable		Portion of Ordinary Income
	Foreign Taxes	Per Share	Distribution Derived from
	Paid	Amount	Foreign Sourced Income*

Global Equity Dividend	$322,055	$0.0221	55.38%
Asia-Pacific Real Estate	$2,437	$0.0031	30.84%
Emerging Countries	$97,517	$0.0165	78.78%
European Real Estate	$11,020	$0.0115	34.00%
Foreign	$764,480	$0.0388	100.00%
Greater China	$44,060	$0.0133	62.15%
Index Plus International Equity	$293,392	$0.0206	100.00%
International Capital Appreciation	$103,052	$0.0085	100.00%
International Real Estate	$730,305	$0.0115	37.38%
International SmallCap Multi-Manager	$849,477	$0.0631	77.74%
International Value	$4,357,803	$0.0289	87.57%
International Value Choice	$97,128	$0.0191	92.35%
Russia	$382,080	$0.0302	98.52%

*	None of the funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Registrants are managed under the direction of the Board. A Director/Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Directors/Trustees and Officers of the registrants are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Registrants and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds in	Other
				Complex(2)	Directorships/
	Position(s)	Term of Office		Overseen	Trusteeships
	Held With	and Length of	Principal Occupation(s)	by Director/	Held by
Name, Address and Age	Funds	Time Served(1)	During the Past 5 Years	Trustee	Director/Trustee

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director/ Trustee	IMF November 2007 — Present IMT December 2007 — Present	Consultant, Glantuam Partners, LLC (January 2009 — Present); President, National Charity League/Canaan Parish Board (June 2008 — Present); and Consultant (January 2005 — Present).	140	None.

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Director/ Trustee	January 2005 — Present	President, Bechtler Arts Foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — March 2006).	140	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:61	Director/ Trustee	January 2006 — Present	Consultant and President, Ravengate Partners LLC (January 2000 — Present).	140	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:67	Director/ Trustee	IMF November 2007 — Present IMT December 2007 — Present	Retired partner, PricewaterhouseCoopers, LLP.	140	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:64	Director/ Trustee	February 2002- Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	140	Bankers Trust Company, N.A. Des Moines (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:66	Director/ Trustee	January 2005 — Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 — June 2009).	140	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corp (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:58	Director/ Trustee	January 2006 — Present	Consultant (May 2001 — Present).	140	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:64	Chairman and Director/ Trustee	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).	140	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
				Funds in	Other
				Complex(2)	Directorships/
	Position(s)	Term of Office		Overseen	Trusteeships
	Held With	and Length of	Principal Occupation(s)	by Director/	Held by
Name, Address and Age	Funds	Time Served(1)	During the Past 5 Years	Trustee	Director/Trustee

Directors who are “Interested Persons”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:62	Director/ Trustee	IMF November 2007 — Present IMT December 2007 — Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 — December 2007).	140	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews(4)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:54	Director/ Trustee	IMF November 2007 — Present IMT December 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — — November 2006).	183	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(8) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee is subject to the Board’s retirement policy, which states that each Independent Director/Trustee shall retire from service as a Director/Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Director/Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Director/Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Director/Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(5)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(6)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	With Funds	Time Served(1)	During the Past 5 Years

Shaun P. Mathews(2) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(3) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	February 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(3)and ING Funds Services, LLC(4) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(3) and Directed Services LLC(5) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(3) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	ING Mutual Funds May 1999 — Present ING Mayflower Trust November 1999-Present	Executive Vice President, ING Investments, LLC(3) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(3) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	Executive Vice President March 2006 — Present Chief Compliance Officer November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(3) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(4) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(4) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(3) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(4) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(4) (October 2001 — March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	ING Mutual Funds May 1999 — Present ING Mayflower Trust November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(4) (November 1995 — Present) and ING Investments, LLC(3) (August 1997 — Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	With Funds	Time Served(1)	During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(6) (August 1995 — Present); Vice President, ING Investments, LLC(3) and ING Funds Services, LLC (4) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(3) (October 2004 — Present).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 37	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(4) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(4) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(4) (August 2004 — March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC(4)(March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC(4) (March 2005 — March 2008) and Tax Senior, ING Funds Services, LLC(4) (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(3)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(4)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(5)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

(6)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Approval of New Advisory and Sub-Advisory Contracts

Section 15 of the Investment Company Act of 1940 Act, as amended (the “1940 Act”) mandates that, when a series of ING Mutual Funds (the “Trust”) enters into a new sub-advisory agreement (“Sub-Advisory Contract”), the Board of Trustees (the “Board”) of the Trust, including a majority of Board members who have no direct or indirect interest in the Sub-Advisory contract, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangement. Discussed below are certain factors that the Board considered in determining whether to approve a new Sub-Advisory Contract for ING Foreign Fund (the “Fund”), one of its series.

ING Foreign Fund

Artio Global Management, LLC (“Artio”) has sub-advised ING Foreign Fund since July 2003 pursuant to a Sub-Advisory Contract (the “Former Agreement”) with ING Investments, LLC (the “Adviser”). As discussed in the Semi-Annual Report to Shareholders for the period ended April 30, 2009, the Former Agreement was last approved for renewal by the Board on November 14, 2008. On September 29, 2009, an initial public offering (the “IPO”) by Artio Global Investors, Inc. (“Artio Global Investors”), the parent company of Artio (formerly Julius Baer Management, LLC) was completed.

The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as such term is defined under the 1940 Act). A public offering of an investment adviser’s voting securities often is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the IPO constituted a sale of a controlling block of voting securities of Artio, thereby resulting in the assignment, and automatic termination, of the Former Agreement.

In order for management of the Fund to continue uninterrupted after the sale, the Adviser entered into a new Sub-Advisory Contract with Artio, effective as of September 29, 2009, under which Artio has continued to provide day-to-day management services to the Fund (the “New Agreement”). The IPO did not result in a change to the personnel managing the Fund or its investment strategies.

In anticipation of the IPO, at a meeting held on September 10, 2009, the Board, including a majority of the Independent Trustees, determined to re-appoint Artio as sub-adviser to the Fund under the New Agreement. In determining whether to approve the New Agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Agreement should be approved for the Fund. The materials provided to the Board in support of the New Agreements included the following: (1) a memorandum discussing the change of control of Artio and the resulting assignment and automatic termination of the Former Agreement; (2) responses to questions posed by K&L Gates, LLP, the Board’s independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of New Agreement; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by Management and by Artio in connection with their management of funds in the ING Funds Complex, including the Fund. Such information included, among other things a detailed analysis of the Fund’s performance, including attribution analyses, which had been provided at regular Board meetings.

The Board’s consideration of whether to approve the New Agreement took into account several factors including, but not limited to, the following: (1) the Adviser’s view with respect to Artio’s management of the Fund; (2) the nature and quality of the services to be provided by Artio under the New Agreement and the nature and quality of services provided by Artio under the Former Agreement; (3) the personnel, operations, and investment management capabilities of Artio after the consummation of the IPO, including Artio’s representations that the portfolio management personnel providing day-to-day management services to the Fund would remain in place through the close of the IPO and would continue to manage assets after the close; (4) the fairness of the compensation under the New Agreement in light of the services to be provided by Artio and the fact that there would be no change in the projected profitability of Artio or the Adviser in connection with the IPO; (5) that the sub-advisory fee rate payable by the Adviser under the New Agreement would remain unchanged after the IPO is completed

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and the IPO would not affect the advisory fee payable by the Fund to the Adviser; (6) Artio’s representations that the IPO would not adversely affect the nature and quality of services provided to the Fund and that the IPO was not expected to have a material adverse effect on the ability of Artio to provide those services; (7) Artio’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Fund and other funds in the ING Funds complex; and (8) Artio’s Code of Ethics, which has previously been approved for the Fund and other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions with respect to the Fund: (1) Artio should be re-appointed as the Fund’s sub-adviser under the New Agreement and continue to provide sub-advisory services to the Fund; and (2) the sub-advisory fee rate payable by the Adviser to Artio is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of the Fund’s more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Advisory Contracts in November 2009.

Based on these conclusions and other factors, the Board voted to approve the New Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Global Bond Fund

International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UINTALL                  (1009-122209)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10 (a)(l), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Earley is “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $114,170 for year ended October 31, 2009 and $158,162 for year ended October 31, 2008.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for the year ended October 31, 2009 and $2,150 for the year ended October 31, 2008.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $22,306 in the year ended October 31, 2009 and $16,067 in the year ended October 31, 2008. Such services induced review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $2,500 for the year ended October 31, 2009 and $7,500 for the year ended October 31, 2008.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.
Last Approved: November 13, 2008

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	Ö	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Fund
Service	The Fund(s)	Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]
	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter

Training courses		Ö	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	Ö		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Fund
Service	The Fund(s)	Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Fund
Service	The Fund(s)	Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	Ö		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

9

Appendix E
Prohibited Non-Audit Services
Dated:            January 1, 2009
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING RISK MANAGED NATURAL RESOURCES FUND
.
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,042,810 for year ended October 31, 2009 and $2,168,685 for year ended October 31, 2008.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant): ING Mayflower Trust

By	/s/ Shaun P, Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 6, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews Shaun P. Mathews
President and Chief Executive Officer
Date: January 6, 2010

By	/s/ Todd Modic Todd Modic
Senior Vice President and Chief Financial Officer
Date: January 6, 2010